CHANCE


                                                                Exhibit 10.2


                          NTL COMMUNICATIONS LIMITED
                                   AS PARENT

                        NTL INVESTMENT HOLDINGS LIMITED
                           AS POST-NOVATION BORROWER

                           NTL COMMUNICATIONS CORP.
          (to be renamed NTL INCORPORATED on the Plan Effective Date)
                                  AS NEW NTL

                                J.P. MORGAN plc
                    (formerly known as CHASE MANHATTAN PLC)
                  AND MORGAN STANLEY DEAN WITTER BANK LIMITED
                     AS ARRANGERS AND JOINT BOOK MANAGERS

                          J.P. MORGAN EUROPE LIMITED
           (formerly known as CHASE MANHATTAN INTERNATIONAL LIMITED)
            AS AGENT, SECURITY TRUSTEE AND SECOND SECURITY TRUSTEE

                                      AND

                                    OTHERS

 -----------------------------------------------------------------------------
                               CREDIT AGREEMENT
                             MADE ON 30 MAY 2000,
               AS AMENDED OR WAIVED PURSUANT TO LETTERS DATED 6
                         JUNE 2000 AND 28 JULY 2000,
                AMENDMENT AGREEMENTS DATED 8 JUNE 2000, 30 JUNE
               2000 AND 4 SEPTEMBER 2000, A NOVATION AGREEMENT
              DATED 21 FEBRUARY 2001, LETTERS OF CONSENT DATED 22
              DECEMBER 2000 AND 29 JANUARY 2001, AS AMENDED AND
                 RESTATED PURSUANT TO A RESTATEMENT AMENDMENT
               AGREEMENT DATED 26 SEPTEMBER 2001, AS AMENDED OR
               WAIVED PURSUANT TO LETTERS DATED 22 OCTOBER 2001
                AND 25 MARCH 2002 AND AS AMENDED AND RESTATED
                PURSUANT TO A RESTATEMENT AMENDMENT AGREEMENT
                             DATED 9 January 2003
 ------------------------------------------------------------------------------



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

                                                          CONTENTS
Clause                                                                                                                   Page
1.       Definitions And Interpretation..................................................................................1
2.       The Facilities.................................................................................................51
3.       Utilisation Of The Revolving Facility..........................................................................53
4.       Payment And Calculation Of Interest On Revolving Advances......................................................54
5.       Utilisation Of The Term Facility...............................................................................55
6.       Interest Periods For Term Advances.............................................................................55
7.       Payment And Calculation Of Interest On Term Advances...........................................................56
8.       Market Disruption And Alternative Interest Rates...............................................................56
9.       Notification...................................................................................................58
10.      Repayment Of The Revolving Facility............................................................................58
11.      Repayment Of The Term Facility.................................................................................58
12.      Cancellation And Prepayment....................................................................................59
13.      Mandatory Prepayment...........................................................................................61
14.      Taxes..........................................................................................................69
15.      Tax Receipts...................................................................................................70
16.      Increased Costs................................................................................................72
17.      Illegality.....................................................................................................73
18.      Mitigation.....................................................................................................73
19.      Representations................................................................................................74
20.      Financial Information..........................................................................................78
21.      Financial Condition............................................................................................86
22.      Covenants......................................................................................................97
23.      Events Of Default.............................................................................................109
24.      Guarantee And Indemnity.......................................................................................115
25.      Commitment Commission And Fees................................................................................118
26.      Costs And Expenses............................................................................................119
27.      Default Interest And Break Costs..............................................................................120
28.      Borrowers' Indemnities........................................................................................121
29.      Currency Of Account And Payment...............................................................................122
30.      Payments......................................................................................................122
31.      Set-Off.......................................................................................................124
32.      Sharing.......................................................................................................124


33.      The Agent, The Arrangers And The Banks........................................................................127
34.      Assignments And Transfers.....................................................................................132
35.      Change Of Currency............................................................................................135
36.      Additional Borrowers..........................................................................................136
37.      Accession Of Guarantors.......................................................................................137
38.      Calculations And Evidence Of Debt.............................................................................138
39.      Remedies And Waivers, Partial Invalidity......................................................................139
40.      Notices.......................................................................................................139
41.      Counterparts..................................................................................................141
42.      Amendments....................................................................................................141
43.      Governing Law.................................................................................................145
44.      Jurisdiction..................................................................................................145

Schedule 1 The Banks     146
         Part A (Revolving Banks)......................................................................................146
         Part B (Term Banks)...........................................................................................148

Schedule 2 Form Of Transfer Certificate................................................................................149

Schedule 3 Initial Revolving Bank Conditions Precedent.................................................................152

Schedule 4 Notice Of Drawdown..........................................................................................156

Schedule 5 Existing Encumbrances.......................................................................................157

Schedule 6 Form Of Compliance Certificate..............................................................................159

Schedule 7 Form Of Borrower Accession Memorandum.......................................................................165

Schedule 8 Form Of Guarantor Accession Memorandum......................................................................167

Schedule 9 Additional Conditions Precedent.............................................................................169
         Part A Accession Conditions Precedent.........................................................................169
         Part B Security Documentation.................................................................................171

Schedule 10 Form Of Resignation Notice.................................................................................173

Schedule 11 Mandatory Costs............................................................................................174

Schedule 12 Members Of The Uk Group....................................................................................177

Schedule 13 Uk Group Principal Properties..............................................................................183

Schedule 14 Form Of Report On Title....................................................................................185

Schedule 15 Certain Addresses..........................................................................................186


Schedule 16 The Guarantors.............................................................................................187

Schedule 17 Historic Representations...................................................................................193
         Part A Representations Made Prior To The Amendment Agreement Dated 4 September 2000...........................194
         Part B Representations Made On Or After The Amendment Agreement Dated 4 September 2000 But Prior To The First
                Restatement Amendment Agreement........................................................................204
         Part C Representations Made On Or After The First Restatement Amendment Agreement But Prior To The Second
                Restatement Amendment Agreement........................................................................206


Appendix A               The Plan - Article 1 - Definitions, Rules of Interpretation and Computation of Time

Appendix B               Change of Control and Asset Disposition provisions of the Exit Financing Indenture

THIS AGREEMENT made on 30 May 2000, as amended or waived pursuant to letters dated 6 June 2000 and 28 July 2000, amendment agreements dated 8 June 2000, 30 June 2000 and 4 September 2000, a novation agreement dated 21 February 2001, letters of consent dated 22 December 2000 and 29 January 2001, as amended and restated pursuant to a restatement amendment agreement dated 26 September 2001, as amended or waived pursuant to letters dated 22 October 2001 and 25 March 2002 and as amended and restated pursuant to the Restatement Amendment Agreement dated 9 January 2003 is

BETWEEN:

(1) NTL COMMUNICATIONS LIMITED, a company incorporated in England and Wales with company number 3521915 (the "Parent");

(2) NTL INVESTMENT HOLDINGS LIMITED, a company incorporated in England and Wales with company number 3173552 (the "Post-Novation Borrower");

(3)      THE GUARANTORS (as defined below);

(4) NTL COMMUNICATIONS CORP. (to be renamed NTL Incorporated on the Plan Effective Date), a company incorporated in Delaware ("New NTL");

(5) J.P. MORGAN plc (formerly known as Chase Manhattan plc) and MORGAN STANLEY DEAN WITTER BANK LIMITED as arrangers and joint book managers of the Revolving Facility (the "Arrangers");

(6) J.P. MORGAN EUROPE LIMITED (formerly known as Chase Manhattan International Limited) as agent for the Banks (the "Agent");

(7) J.P. MORGAN EUROPE LIMITED (formerly known as Chase Manhattan International Limited) as security trustee for the Finance Parties (the "Security Trustee");

(8) J.P. MORGAN EUROPE LIMITED (formerly known as Chase Manhattan International Limited) as security trustee for the Term Banks and the Agent (the "Second Security Trustee"); and

(9)      THE BANKS (as defined below).

IT IS AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1      Definitions
         In this Agreement:

         "Accession Memorandum" means a Borrower Accession Memorandum or a Guarantor Accession Memorandum.

         "Accountants' Report" means the report prepared by Arthur Andersen, the Target's accountants at such time, dated 14 February 2000 and splitting the Target's financial statements for its financial years ended 31 March 1997, 31 March 1998 and 31 March

         1999 between the CWC ConsumerCo Business and the CWC DataCo Business (as set out in Part A of Appendix 8 of the CWC Circular).

         "Acquisition" means the acquisition by Euroco of the issued share capital of CWC Holdings pursuant to the Transaction Agreement.

         "Acquisition Date" means the date on which the Acquisition is completed, being a date on or prior to 31 March 2001.

         "Additional Borrower" means any company which has become an Additional Borrower under the Revolving Facility in accordance with Clause 36 (Additional Borrowers).

         "Additional Finance Provider" means each of Cisco Systems Finance International and Export Development Canada.

         "Additional Finance Provider Accession Date" means 2 October 2001.

         "Additional Obligor" means an Additional Borrower or a Guarantor.

         "Advance" means a Revolving Advance or a Term Advance.

         "Affiliate Transaction" means any transaction between an Obligor or any other member of the UK Group and an affiliate thereof, of a type referred to at paragraphs (a) to (l) of sub-clause 22.27.1 of Clause
         22.27 (Transactions with Affiliates).

         "Applicable High Yield Index" means:

         (a) the index of securities issued by US cable television companies included in the Deutsche Bank Global High Yield Index; or

         (b) if the index referred to at paragraph (a) above does not exist at any relevant time, the index of securities issued by US cable television companies included in the CSFB High Yield Index; or

         (c) if the index referred to at paragraph (a) above and the index referred to at paragraph (b) above do not exist at any relevant time, such other publicly available index which would most closely resemble the index referred to at paragraph (b) above had it continued to exist, as may be agreed between the Agent (acting on the instructions of an Instructing Group) and New NTL (in each case acting reasonably) provided that until any such agreement the index referred to at paragraph (b) above in the form immediately prior to it ceasing to exist shall be used.

         "Asset Adjustment Payments" means:

         (a) a payment made by a member of the UK Group to a company carrying on the CWC DataCo Business, in respect of a transfer of assets from that company carrying on the CWC DataCo Business to such a member of the UK Group where (i) such payment by the member of the UK Group is in cash and in an amount equal to the full market value (including any amount in respect of VAT) of the relevant assets transferred and (ii) Cable & Wireless is obliged under the

         Transaction Agreement to reimburse the member of the UK Group in respect of such payment; or

         (b) a payment made by a company carrying on the CWC DataCo Business to a member of the UK Group, in respect of a transfer of assets from such a member of the UK Group to that company carrying on the CWC DataCo Business where (i) such payment by the company carrying on the CWC DataCo Business is in cash and in an amount equal to the full market value (including any amount in respect of VAT) of the relevant assets transferred and (ii) New NTL is obliged to reimburse or, if not so obliged, reimburses the company carrying on the CWC DataCo Business in respect of such payment; or

         (c) a payment made by a member of the UK Group to a company carrying on the CWC DataCo Business, in respect of a transfer of assets from that company carrying on the CWC DataCo Business to such member of the UK Group where (i) such payment by the member of the UK Group is in cash and in an amount equal to the VAT chargeable on the supply constituted by the transfer of the relevant assets to the member of the UK Group and (ii) Cable & Wireless is obliged under the Transaction Agreement to pay to the company carrying on the CWC DataCo Business an amount equal to the full market value (exclusive of any amount in respect of VAT) of the relevant asset transferred; or

         (d) a payment made by a company carrying on the CWC DataCo Business to a member of the UK Group, in respect of a transfer of assets from such a member of the UK Group to that company carrying on the CWC DataCo Business where (i) such payment by the company carrying on the CWC DataCo Business is in cash and in an amount equal to the VAT chargeable on the supply constituted by the transfer of the relevant assets to the company carrying on the CWC DataCo Business and (ii) New NTL is obliged to pay or, if not so obliged, pays to the member of the UK Group an amount equal to the full market value (exclusive of any amount in respect of VAT) of the relevant asset transferred, in the case of paragraph (a) above, in accordance with the terms of the Transaction Agreement and, in the case of each of paragraphs (b),
         (c) and (d) above, until such time as the rights, benefits and obligations of Euroco under the Transaction Agreement in respect of Asset Adjustment Payments have been transferred to New NTL, in accordance with the Asset Adjustment Payments Memorandum and at any time after such transfer in accordance with the Transaction Agreement.

         "Asset Adjustment Payments Memorandum" means the memorandum relating to Asset Adjustment Payments certified by an Authorised Signatory of New NTL and delivered to the Agent as a condition precedent to the Second Restatement Amendment Effective Date.

         "Asset Passthrough" means a series of transactions, commencing (in so far as it affects the UK Group) with a transaction between NTL UK and a member of the UK Group, which may be followed by one or more similar transactions between various members of the UK Group, and culminating with a similar transaction between a member of the UK Group and a Final Asset Transferee, the purpose of which is to enable NTL UK to indirectly transfer assets (other than cash) to that Final Asset Transferee by way of transfers of those assets to and from (and, if necessary, between) one or more members of the UK Group in such a manner as to be neutral to the UK Group taken as a whole provided that:

         (a) the consideration payable (if any) by the first member of the UK Group to acquire such assets to NTL UK comprises either (i) cash funded or to be funded directly or indirectly by a payment from the Final Asset Transferee in connection with that series of transactions or (ii) Subordinated Funding;

         (b) if the Parent (having acquired such assets from NTL UK) transfers them on to another member of the UK Group, the consideration payable by such a member of the UK Group comprises either (i) cash funded or to be funded directly or indirectly by a payment from the Final Asset Transferee in connection with that series of transactions or (ii) Parent Funding;

         (c) the consideration payable by the Final Asset Transferee is equal to the consideration received or receivable by NTL UK;

         (d) the consideration payable by each member of the UK Group participating in such a series of transactions is equal in value;

         (e) all of the transactions comprising such a series of transactions (from and including the transfer of the assets by NTL UK to and including the acquisition of those assets by the Final Asset Transferee) are completed within two Business Days; and

         (f) upon completion of all of the transactions comprising such a series of transactions, no person (other than another member of the UK Group and provided that no member of the UK Group which is not an Obligor may have recourse pursuant to such transactions, to a member of the UK Group which is an Obligor) has any recourse to any member of the UK Group in relation to such a series of transactions (other than in respect of (i) the Subordinated Funding mentioned in paragraph (a) above and (ii) covenants as to title provided in favour of the Final Asset Transferee on the same terms as such covenants were provided in favour of NTL UK in respect of the relevant assets).

         "Assigned Debt" means any loan made by the Parent to any other member of the UK Group, where the Parent's rights in respect of any such loan have been assigned to the Security Trustee and the Second Security Trustee pursuant to the Parent Intra-Group Loan Assignment and the Second Parent Intra-Group Loan Assignment.

         "Authorised Signatory" means, in relation to the Parent, New NTL, NTL UK, an Obligor or a proposed Obligor, any person who is duly authorised (in such manner as may be reasonably acceptable to the Agent) and in respect of whom the Agent has received a certificate signed by a director or another Authorised Signatory of the Parent, New NTL, NTL UK or, as the case may be, such Obligor or proposed Obligor setting out the name and signature of such person and confirming such person's authority to act.

         "Available Revolving Commitment" means, in relation to a Revolving Bank at any time and save as otherwise provided herein, its Revolving Commitment at such time less its share of the Revolving Advances which are then outstanding and not due for repayment, provided that such amount shall not be less than zero.

         "Available Revolving Facility" means, at any time, the aggregate amount of the Available Revolving Commitments adjusted, in the case of any proposed drawdown, so as to take into account:

         (a) any reduction in the Revolving Commitment of a Revolving Bank pursuant to the terms hereof;

         (b) the amount of any Revolving Advance which, pursuant to any other drawdown, is to be made; and

         (c) the amount of any Revolving Advance which is due to be repaid,

                  on or before the proposed drawdown date.

         "Average Revenue Contributions" means, in respect of any asset at any time:

                                         A + B
                                         -----
                                           2

         where:

         A = the revenue generated by, or attributable (whether in whole or in part) to, such asset during the immediately preceding financial year of the Parent, expressed as a percentage of the aggregate of the consolidated revenue of the UK Group for such a financial year and, to the extent that the Target Group was not part of the UK Group for any part of such financial year, a determination by the Parent of the amount of the consolidated revenue of the Target Group for the part of such financial year for which the Target Group was not part of the UK Group; and

         B = the revenue generated by, or attributable (whether in whole or in part) to, such asset during the financial year of the Parent preceding that referred to in A above, expressed as a percentage of the aggregate of the consolidated revenue of the UK Group for such financial year and, to the extent that the Target Group was not part of the UK Group for any part of such financial year, a determination by the Parent of the amount of the consolidated revenue of the Target Group for the part of such financial year for which the Target Group was not part of the UK Group.

         "Bank" means a Revolving Bank or a Term Bank.

         "Bankruptcy Court" means the United States Bankruptcy Court for the Southern District of New York.

         "Borrower Accession Memorandum" means a memorandum substantially in the form set out in Schedule 7 (Form of Borrower Accession Memorandum).

         "Borrowers" means the Post-Novation Borrower and each Additional Borrower, provided that such company has not been released from its rights and obligations hereunder in accordance with Clause 36.3 (Resignation of a Borrower).

         "Budget" means a budget delivered by the Parent to the Agent pursuant to Clause 20.6 (Budgets).

         "Business Day" means a day (other than a Saturday or Sunday) which is not a public holiday and on which banks are open for general business in both London and New York.

         "Business Plan" means the financial model, including profit and loss accounts, balance sheets and cashflow projections relating to the UK Group (assuming, for these purposes, that the Pushdown Date has occurred), as set out in Annex 16 of the Information Memorandum.

         "Cable & Wireless" means Cable & Wireless plc, a company incorporated in England and Wales (company number 238525).

         "Cable & Wireless Loan" means a loan of up to (pound)50,000,000 from CWC Holdings to Cable & Wireless, made in relation to the costs incurred by the CWC ConsumerCo Business in connection with the separation of the CWC ConsumerCo Business and the CWC DataCo Business (as provided for in the Transaction Agreement).

         "Capital Events Proceeds" shall have the meaning ascribed thereto in the Working Capital Facility Agreement.

         "Capital Expenditure" has the meaning given to it in Clause 21.3 (Financial Definitions).

         "Captive Insurance Company" means NTL Insurance Limited or its successor as the captive insurance company for the Group (or any part thereof which includes the UK Group).

         "Caxton" means Caxton Holdings Limited, a company incorporated in England and Wales (company number 3840888), being (prior to the First Caxton Sale) a wholly owned subsidiary of the Target which, together with its subsidiaries, carries on the CWC DataCo Business.

         "Charged Account" means the New NTL Charged Account or, as the case may be, the New Holdco Charged Account.

         "Commitment" means, in relation to a Bank at any time, the aggregate of its Revolving Commitment and its Term Commitment.

         "Compliance Certificate" means a certificate substantially in the form set out in Schedule 6 (Form of Compliance Certificate).

         "Confidentiality Undertaking" means a confidentiality undertaking in the standard form from time to time of the LMA or in such other form as may be agreed between the Parent and the Agent, addressed to the Parent or, in the case of any confidentiality undertaking dated after the Second Restatement Amendment Effective Date, addressed to the Parent and New NTL.

         "Consolidated Annualised EBITDA" has the meaning given to it in Clause 21.3 (Financial Definitions).

         "Covenant Group" means New NTL and any subsidiary of New NTL which is a holding company of the Parent (such subsidiaries of New NTL, at the Second Restatement Amendment Effective Date, being New Holdco and NTL
         UK).

         "CWC Circular" means the circular to the Target's shareholders dated 14 February 2000 (as supplemented by a circular dated 3 March 2000), relating to the Scheme and the proposed acquisition of the CWC DataCo Business by Cable & Wireless and the CWC ConsumerCo Business by Euroco.

         "CWC ConsumerCo Business" means the residential cable, business cable, indirect residential telephony, residential internet and digital television development and services businesses owned and operated by the Target and its subsidiaries.

         "CWC DataCo Business" means the corporate, business, internet protocol and wholesale operations carried on by the Target and its subsidiaries prior to the First Caxton Sale.

         "CWC Holdings" means NTL (CWC Holdings), formerly known as Cable & Wireless Communications (Holdings) plc, a company incorporated in England and Wales with company number 3922682.

         "Debentures" means:

         (a) the debenture dated 21 February 2001 granted by certain Obligors in favour of the Security Trustee;

         (b) the debenture dated 27 September 2001 granted by certain Obligors in favour of the Second Security Trustee;

         (c) the debenture dated 11 June 2001 granted by NTL Glasgow Holdings Limited and NTL Kirklees Holdings Limited in favour of the Security Trustee;

         (d) the debenture dated 25 March 2002 granted by NTL Rectangle Limited in favour of the Security Trustee; and

         (e) the debenture dated 23 August 2002 granted by Herts Cable Limited and Northampton Cable Television Limited in favour of the Security Trustee,

         and any other debentures, in the agreed form, executed or to be executed in connection herewith, creating first ranking fixed and floating charges over the whole of the assets and undertaking of the entity party thereto as Obligor save to the extent that such assets include:

                  (i) shares or any other interests in or assets of a Project Company;

                  (ii) shares in a UK Group Excluded Subsidiary; or shares in Cable Guide Limited, and includes, where the context so admits, any further or supplemental charge or security granted pursuant thereto.

         "Debtors" has the meaning ascribed thereto in Appendix A (The Plan -
         Article I - Definitions, Rules of Interpretation and Computation of
         Time).

         "Diamond Cable" means Diamond Cable Communications Limited, a company registered in England and Wales with company number 02965241.

         "Diamond Holdings" means Diamond Holdings Limited, a company registered in England and Wales with company number 03483724.

         "Diamond Holdings Notes" means, collectively, the (a) 10% Senior Notes due 2008 issued by Diamond Holdings (and guaranteed by Diamond Cable) under an indenture dated 6 February 1998 and (b) 91/8% Senior Notes due 2008 issued by Diamond Holdings (and guaranteed by Diamond Cable) under an indenture dated 6 February 1998.

         "Disclosure Letter" means the letter dated on or about the Execution Date, from the Parent to the Agent (on behalf of the Finance Parties), setting out various matters to be excluded from certain representations and covenants in this Agreement.

         "Disclosure Statement" means the written disclosure statement relating to the Plan, as approved by the Bankruptcy Court on 15 July 2002.

         "Dispute" means any dispute referred to in Clause 44 (Jurisdiction).

         "Dormant Subsidiary" means, at any time, with respect to any company, any subsidiary of such company which is "dormant" as defined in section 249AA of the Companies Act 1985 (or the equivalent under the laws of the jurisdiction of incorporation of the relevant company).

         "EBIT" has the meaning given to it in Clause 21.3 (Financial Definitions).

         "EBITDA" has the meaning given to it in Clause 21.3 (Financial Definitions).

         "EMU" means Economic and Monetary Union as contemplated in the Treaty on European Union.

         "EMU Legislation" means legislative measures of the European Union for the introduction of, changeover to or operation of the euro in one or more member states, being in part legislative measures to implement the third stage of EMU.

         "Encumbrance" means (a) a mortgage, standard security, charge, pledge, lien or other encumbrance securing any obligation of any person, (b) any arrangement under which money or claims to, or the benefit of, a bank or other account may be applied, set off or made subject to a combination of accounts so as to effect discharge of any sum owed or payable to any person or (c) any other type of preferential arrangement (including any title transfer and retention arrangement) having a similar effect.

         "Environmental Claim" means any claim, proceeding or investigation by any person pursuant to any Environmental Law.

         "Environmental Law" means any applicable law in any jurisdiction in which any member of the UK Group conducts business which relates to the pollution or protection of the environment or harm to or the protection of human health or the health of animals or plants.

         "Environmental Permits" means any permit, licence, consent, approval and other authorisation and the filing of any notification, report or assessment required under any Environmental Law for the operation of the business of any member of the UK Group conducted on or from the properties owned or used by the relevant member of the UK Group.

         "Equity Rights", and each defined term referred to in the definition thereof, has the meaning ascribed thereto in Appendix A (The Plan -
         Article I - Definitions, Rules of Interpretation and Computation of
         Time).

         "Equity Rights Eligible Preferred Stock", and each defined term referred to in the definition thereof, has the meaning ascribed thereto in Appendix A (The Plan - Article I - Definitions, Rules of Interpretation and Computation of Time).

         "Equity Rights Offering" means the offer of Equity Rights to holders of Equity Rights Eligible Preferred Stock and Old Common Stock as of the Equity Rights Offering Record Date to acquire, as a detachable unit, New NTL Common Stock and Series A Warrants.

         "Equity Rights Offering Record Date", and each defined term referred to in the definition thereof, has the meaning ascribed thereto in Appendix A (The Plan - Article I - Definitions, Rules of
         Interpretation and Computation of Time).

         "Euroco" means NTL Incorporated (formerly known as NTL Holdings Inc. and to be renamed NTL Europe, Inc. on the Plan Effective Date), a company incorporated in Delaware.

         "Event of Default" means any circumstance described as such in Clause 23 (Events of Default).

         "Excess Capacity Network Services" means the provision of network services, or agreement to provide network services, by a member of the UK Group in favour of one or more of its affiliates where such network services are only provided in respect of the capacity available to such member of the UK Group in excess of that network capacity it requires to continue to provide current services to its existing and projected future customers and to allow it to provide further services to both its existing and projected future customers in accordance with the Updated Business Plan.

         "Excess Cash Flow" means, for any Financial Quarter, Operating Cash Flow for that period less Group Total Debt Service for that period.

         "Excluded Contributions" means the cash proceeds of:

         (a)      any Permitted Refinancing;

         (b)      the Exit Financing; and

         (c)      the Exit Shares.

         "Excluded Debt and Equity" means the cash proceeds of:

         (a)      any Permitted Refinancing;

         (b)      the Exit Financing;

         (c)      the Exit Shares;

         (d)      the Equity Rights Offering; and

         (e)      the Noteholder Election Option.

         "Execution Date" means the date this Agreement was originally entered into, being 30 May 2000.

         "Existing Covenant Group Performance Bonds and Guarantees" means:

         (a) the performance bond dated 6 May 1999 in an aggregate amount of up to (pound)2,000,000 issued by JPMorgan Chase Bank at the request of NTL UK in favour of the Commissioners of HM Customs and Excise;

         (b) the deed of guarantee dated 30 November 2001 in an amount of (pound)1,500,000 between JPMorgan Chase Bank and London Stock Exchange PLC and entered into by JPMorgan Chase Bank at the request of NTL UK;

         (c) the deed of guarantee dated 6 September 2001 in an amount of (pound)5,043,438 between The Chase Manhattan Bank (now known as JPMorgan Chase Bank) and Thomas More Square Limited relating to premises on floors 1 to 5, The Quadrant, Thomas More Square, London E1 and entered into by The Chase Manhattan Bank (now known as JPMorgan Chase Bank) at the request of NTL UK;

         (d) the deed of guarantee dated 6 September 2001 in an amount of (pound)1,032,100 between The Chase Manhattan Bank (now known as JPMorgan Chase Bank) and Thomas More Square Limited relating to premises on floor 6, The Quadrant, Thomas More Building, London E1 and entered into by The Chase Manhattan Bank (now known as JPMorgan Chase Bank) at the request of NTL UK; and

         (e) the deed of guarantee dated 6 September 2001 in an amount of (pound)1,990,250 between The Chase Manhattan Bank (now known as JPMorgan Chase Bank) and Thomas More Square Limited relating to premises on floors 7 to 8, The Quadrant, Thomas More Building, London E1 and entered into by The Chase Manhattan Bank (now known as JPMorgan Chase Bank) at the request of NTL UK.

         "Existing Performance Bonds" means:

         (a) performance bonds in an aggregate amount of up to (pound)7,100,000 issued by Zurich Re at the request of certain members of the Target Group;

         (b) performance bonds in an aggregate amount of up to (pound)1,139,199 issued by National Westminster Bank Plc at the request of certain members of the Target Group; and

         (c) performance bonds in an aggregate amount of up to (pound)2,800,000 issued by National Westminster Bank Plc at the request of certain members of the UK Group.

         "Existing Target Indebtedness" shall bear the meaning given to such term in the form of this Agreement in force as at the Execution Date.

         "Exit Financing" means the New NTL Exit Facility (together with the related payment-in-kind notes referred to at paragraphs (g) and (h) of the definition of New NTL Exit Facility Agreements) or any refinancing of the New NTL Exit Facility (together with the related payment-in-kind notes referred to at paragraphs (g) and (h) of the definition of New NTL Exit Facility Agreements) on terms set out in the New NTL Exit Facility Agreements.

         "Exit Financing Indenture" means the indenture referred to at paragraph (a) of the definition of New NTL Exit Facility Agreements.

         "Exit Shares" means the 500,000 shares of Common Stock of New NTL with a par value of $0.01 per share to be purchased by the providers of the New NTL Exit Facility on or before the Plan Effective Date.

         "Extended UK Group" means:

         (a)      the Parent;

         (b) NTL (South Hertfordshire) Limited (formerly known as Cable & Wireless Communications (South Hertfordshire) Limited) for so long as a member of the UK Group is the general partner of South Hertfordshire United Kingdom Fund, Ltd;

         (c) each of the Parent's direct and indirect subsidiaries from time to time (other than each member of the NTL Ireland Sub-Group); and

         (d) each member of the NTL Diamond Sub-Group for so long as the relevant member of the NTL Diamond Sub-Group is a member of the Group.

         "Facility" means the Revolving Facility or the Term Facility.

         "Facility Office" means, in relation to the Agent, the office identified with its signature in the Second Restatement Amendment Agreement or such other office as it may select by notice and, in relation to any Bank, the office notified by it to the Agent in writing prior to the Execution Date (or, in the case of a Transferee, at the end of the Transfer

         Certificate to which it is a party as Transferee or, in relation to an Additional Finance Provider, the office notified by it to the Agent in writing on or prior to the Additional Finance Provider Accession Date or such other office as it may from time to time select by notice in writing to the Agent.

         "Final Asset Transferee" means the member of the Group (or any person in which a member of the UK Group owns an interest but which is not a member of the Group), other than a member of the UK Group, who is the final transferee in respect of a transfer from NTL UK, through one or more members of the UK Group.

         "Finance Documents" means this Agreement, any Borrower Accession Memorandum delivered hereunder, any Guarantor Accession Memorandum delivered hereunder, the letter referred to in Clause 25.5 (Agency and Other Fees), any Secured Hedging Agreement, the Security Documents, the Second Security Documents, the Security Trust Agreement, the Second Security Trust Agreement, the NTL UK Revolving Bank Subordination Agreement, the NTL UK Term Bank Subordination Agreement, the First Restatement Amendment Agreement, the Second Restatement Amendment Agreement and any other document designated as such by the Agent and the Parent provided that the letters dated 8 March 2002 and 28 March 2002 from the Agent (on behalf of the Banks) to the Parent, New NTL, the Post-Novation Borrower and the Guarantors shall cease to be Finance Documents on the Second Restatement Amendment Effective Date.

         "Finance Parties" means, at any time, the Agent, the Arrangers, the Security Trustee, the Second Security Trustee, the Banks and the Hedge Counterparties at such time.

         "Financial Indebtedness" means any indebtedness for or in respect of:

         (a)      Indebtedness for Borrowed Money;

         (b) any documentary or standby letter of credit facility or performance bond facility;

         (c) any Hedging Agreement (and the amount of the Financial Indebtedness in relation thereto shall be calculated by reference to the mark-to-market valuation of such transaction at the relevant time); and

         (d) (without double counting) any guarantee or indemnity for any of the items referred to in paragraphs (a) to (c) above.

         "Financial Quarter" has the meaning given to it in Clause 21.3 (Financial Definitions).

         "First Caxton Sale" means the transfer, after the Scheme Effective Date, of Caxton by the Target to CWC Holdings, as authorised by the Scheme, such a transfer being made at book value (subject to adjustment under Schedule 19 of the Transaction Agreement), on terms that the price payable by CWC Holdings is left outstanding to the extent that CWC Holdings does not assume at least a corresponding amount of indebtedness of the Target in consideration for the sale of Caxton.

         "First Restatement Amendment Agreement" means the amendment agreement dated 26 September 2001 between, inter alia, certain of the parties hereto, pursuant to which this Agreement was originally amended and restated to include, inter alia, the terms and conditions relating to the Term Facility.

         "France Telecom", and each defined term referred to in the definition thereof, has the meaning ascribed thereto in Appendix A (The Plan -
         Article I - Definitions, Rules of Interpretation and Computation of
         Time).

         "Funded Excluded Subsidiary" means, in respect of a Funding Passthrough, a UK Group Excluded Subsidiary or any person in which a member of the UK Group owns an interest but which is not a member of the UK Group which:

         (a)      indirectly receives funding from NTL UK; and/or

         (b) by way of dividend or other distribution, loan or payment of interest on or the repayment of the principal amount of any indebtedness owed by it, directly or indirectly, makes a payment to NTL UK.

         "Funding Passthrough" means a series of transactions between NTL UK, one or more members of the UK Group and a Funded Excluded Subsidiary where:

         (a) in the case of funding being provided by NTL UK to the Funded Excluded Subsidiary, that funding is:

                  (i) first made available by NTL UK to the Parent by way of Subordinated Funding;

                  (ii) secondly (if relevant) made available by the Parent to any other members of the UK Group by way of Parent Funding; and

                  (iii) thirdly (if relevant) made available by one or more transactions between members of the UK Group (other than the Parent) and finally made available by a member of the UK Group to the Funded Excluded Subsidiary in all such cases by way of either the subscription for new equity capital, the advancing of loans or capital contribution; or

         (b) in the case of a payment to be made by the Funded Excluded Subsidiary to NTL UK, that payment is:

                  (i) first made by the Funded Excluded Subsidiary to a member of the UK Group, and thereafter between members of the UK Group (as relevant), by way of dividend or other distribution, loan or payment of interest on or the repayment of the principal amount of any indebtedness owed by such Funded Excluded Subsidiary or relevant member of the UK Group; and

                  (ii) finally made by the Parent to NTL UK by way of dividend or other distribution, loan or the payment of interest on or the repayment of the principal amount of any Subordinated UK Group Debt.

         "Group" means:

         (a)      for the purposes of Clause 20.1 (Annual Statements), Clause
                  20.2 (Quarterly Statements), Clause 21.2 (Group Financial Condition), Clause 21.3 (Financial Definitions) and any other provisions of this Agreement using the definitions defined in Clause 21.3 (Financial Definitions):

                  (i)       New NTL and its subsidiaries for the time being;
                            and

                  (ii) NTL (South Hertfordshire) Limited (formerly known as Cable & Wireless Communications (South Hertfordshire) Limited for so long as a member of the Group is the general partner of South Hertfordshire United Kingdom Fund, Ltd.; and

         (b) for all other purposes, New NTL and its subsidiaries for the time being.

         "Group Total Debt Service" has the meaning given to it in Clause 21.3 (Financial Definitions).

         "Guarantor" means any company listed in Schedule 16 (The Guarantors) or any company which has become a Guarantor in accordance with Clause 37 (Accession of Guarantors) provided that (in either case) such company has not been released from its rights and obligations hereunder in accordance with Clause 37.3 (Resignation of a Guarantor).

         "Guarantor Accession Memorandum" means a memorandum substantially in the form set out in Schedule 8 (Form of Guarantor Accession Memorandum).

         "Hedge Counterparty" means a Bank who has agreed to enter into a Secured Hedging Agreement which complies with the provisions of this Agreement.

         "Hedging Agreement" means an agreement in respect of an interest rate swap, currency swap, forward foreign exchange transaction, cap, floor, collar or option transaction or any other treasury transaction or any combination thereof or any other transaction entered into in connection with protection against or benefit from fluctuation in any rate or price.

         "Hedging Liabilities" means all present and future sums and actual or contingent liabilities and obligations payable, owing, due or incurred by a member of the UK Group to any Hedge Counterparty pursuant to the terms of any Secured Hedging Agreement.

         "Hedging Strategy" means the hedging strategy adopted by the Parent from time to time for the sole purpose of hedging the UK Group's then existing interest rate or currency risk exposure in connection with its ordinary business acting reasonably and prudently and not for speculative or proprietary trading purposes.

         "ICTA" means the Income and Corporation Taxes Act 1988.

         "Indebtedness for Borrowed Money" means any indebtedness for or in respect of:

         (a)      moneys borrowed;

         (b) any amount raised by acceptance under any acceptance credit facility;

         (c) any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument (for the avoidance of doubt excluding any such instrument issued solely by way of consideration for the acquisition of assets where such an instrument is not issued for the purpose of raising finance);

         (d) any amount raised pursuant to any issue of shares which are expressed to be redeemable in cash (other than redeemable shares issued by way of consideration for the acquisition of assets where such shares are not issued for the purpose of raising finance);

         (e) the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with generally accepted accounting principles in the relevant jurisdiction, be treated as a finance or capital lease;

         (f) the amount of any liability in respect of any advance or deferred purchase agreement if the primary reason for entering into such agreement is to raise finance;

         (g) receivables sold or discounted (other than on a non-recourse basis);

         (h) any agreement or option to re-acquire an asset if the primary reason for entering into such agreement or option is to raise finance;

         (i) any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing; and

         (j) (without double counting) the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (i) above.

         "Indenture of Mortgage" means the first ranking fixed security over certain properties situated in Northern Ireland, dated 21 February 2001, granted by National Transcommunications Limited and CableTel Northern Ireland Limited in favour of the Security Trustee.

         "Information Memorandum" means the document concerning the CWC ConsumerCo Business and the UK Group which at NTL (Delaware) Inc.'s and the Parent's request and on their behalf, was prepared in relation to this transaction and distributed by the Arrangers to selected banks during May 2000.

         "Instructing Group" means, at any time, a Bank or Banks whose Commitments amount (or, if each Bank's Commitment has been reduced to zero, did immediately before such reduction to zero, amount) in aggregate to more than sixty-six and two thirds per cent. of the Total Commitments.

         "Insurance Proceeds" means the proceeds of any insurance claim intended to compensate for damage to, or destruction of, any asset or interruption of business received by any member of the UK Group after deducting:

         (a) any reasonable out of pocket expenses incurred by any member of the UK Group in relation to such a claim; and

         (b) proceeds relating to third party claims, which are applied towards meeting such claims.

         "Intellectual Property" means all patents, trade marks, service marks, designs, copyrights, design rights, moral rights, inventions, confidential information, know-how and other intellectual property rights and interests, whether registered or unregistered, and the benefit of all licences, applications and rights to use such intellectual property now or hereafter belonging to any member of the UK Group.

         "Intercreditor Agreement" means the agreement dated on or about the Execution Date, as amended on the Term Effective Date, between the Banks, the lenders under the Working Capital Facility, the Agent, the Working Capital Facility Agent and the Security Trustee, by which the lenders under the Working Capital Facility undertake certain obligations in respect of their rights under the Working Capital Facility.

         "Interest Period" has the meaning ascribed in Clause 6.1 (Interest Periods) in relation to any Term Advance and the meaning ascribed in Clause 27.1 (Default Interest Periods) in relation to any Unpaid Sum.

         "Intra-Group Services" means:

         (a) the provision of services by a member of the UK Group to a member of the Group, where such member of the Group requires those services to enable it to carry on its business and provided that the consideration for the provision thereof is in the reasonable opinion of the Parent no less than the cost (save in any immaterial respect) incurred by such member of the UK Group in providing such services;

         (b) the provisions of services constituted by NTL Group Limited employing personnel, acting as agent to buy equipment or other assets or services or trade with residential customers on behalf of other members of the Group, where the costs of such employment or purchasing and the costs and revenues generated by such trading are in the reasonable opinion of the Parent reimbursed by or distributed (save in any immaterial respect) to the relevant Group member; and

         (c) the provision of services constituted by the Pre-Novation Borrower acting as agent to trade with business customers on behalf of other members of the Group, where the costs and revenues of such trading are in the reasonable opinion of the Parent reimbursed by or distributed (save in any immaterial respect) to the relevant Group member.

         "LIBOR" means, in relation to any amount to be advanced to or owing by an Obligor under the Finance Documents on which interest for a given period is to accrue:

         (a) the percentage rate per annum equal to the offered quotation which appears on the page of the Telerate Screen which displays the British Bankers Association Interest Settlement Rate for sterling (being currently "3750") or the currency of any Unpaid Sum for such period as of 11.00 a.m. on the Quotation Date for such period or, if such page or such service shall cease to be available, such other page or such other service for the purpose of displaying the British Bankers Association Interest Settlement Rate for sterling (or the currency of such Unpaid Sum) as the Agent, after consultation with the Revolving Banks or, as the case may be, the Term Banks and the Parent, shall select; or

         (b)      if no quotation for sterling (or the currency of such Unpaid
                  Sum) and the relevant period is displayed and the Agent has not selected an alternative service on which a quotation is displayed, the arithmetic mean (rounded upwards to five decimal places) of the rates (as notified to the Agent) at which each of the Reference Banks was offering to prime banks in the London interbank market deposits in sterling (or the currency of such Unpaid Sum) for such period as of
                  11.00 a.m. on the Quotation Date for such period.

         "Licences" means each licence which is material to the conduct of the business of any member of the UK Group.

         "LMA" means the Loan Market Association.

         "Loan" means, at any time, the aggregate of the Revolving Loan and the Term Loan.

         "Mandatory Cost Rate" means the rate determined in accordance with
         Schedule 11 (Mandatory Costs).

         "Material Adverse Effect" means:

         (a)      prior to the Pushdown Date:

                  (i) in respect of the Pre-Novation Borrower only, a material adverse effect on (x) the business, operations, property or condition (financial or otherwise) of the Pre-Novation Borrower or (y) the ability of the Pre-Novation Borrower to perform its material obligations under the Finance Documents to which it is a party; and

                  (ii)      in all other cases, a material adverse effect on
                            (x) the business, operations, property or condition (financial or otherwise) of the UK Group taken as a whole and/or the Target Group taken as a whole or (y) the ability of any Obligor to perform its material obligations under the Finance Documents to which it is a party; and

         (b) at all times on and after the Pushdown Date, a material adverse effect on (x) the business, operations, property or condition (financial or otherwise) of the UK Group taken as a whole or (y) the ability of any Obligor to perform its material obligations under the Finance Documents to which it is a party.

         "Material Commercial Contracts" means any commercial agreements entered into by any member of the UK Group which are reasonably likely to be material to the business or prospects of the UK Group taken as a whole.

         "Monthly Performance Update Report" means the report to be prepared by the Reporting Accountants and delivered to the Agent in respect of (inter alia) the performance of the Extended UK Group during the relevant month against the projected performance of the Extended UK Group as set out in the Updated Business Plan and each relevant Budget delivered after the date of the Updated Business Plan.

         "Net Average Revenue Contributions" means, at any time:

         (a) the aggregate of the Average Revenue Contributions of all assets disposed of by members of the UK Group under paragraph (g) of the definition of Permitted Disposals,

         less

         (b) the aggregate of the estimated Average Revenue Contributions of all assets acquired by members of the UK Group either in exchange for, or out of the proceeds of the disposal of, assets disposed of under paragraph (g) of the definition of Permitted Disposals (such estimated Average Revenue Contributions to be reasonably agreed between the Parent and the Agent on the basis of the revenues such acquired assets could have reasonably been expected to have generated for the two financial years of the Parent immediately preceding the date of their acquisition, had such assets been owned by the relevant member of the UK Group throughout those two financial years).

         "New Holdco" means Communications Cable Funding Corporation, a company incorporated in Delaware.

         "New Holdco Charged Account" means an account, bearing interest at a commercially reasonable rate in relation to the given circumstances, in the name of New Holdco, over which first ranking security is granted in favour of the Security Trustee pursuant to the New Holdco Security Over Cash Agreement and into which members of the UK Group make deposits for the purpose of making Permitted Payments in accordance with paragraph (d) of the definition thereof.

         "New Holdco Security over Cash Agreement" means the assignment and charge executed or to be executed by New Holdco in favour of the Security Trustee, assigning and charging New Holdco's rights in respect of sums deposited in the New Holdco Charged Account.

         "New NTL Charged Account" means an account, bearing interest at a commercially reasonable rate in relation to the given circumstances, in the name of New NTL over which first ranking security is granted in favour of the Security Trustee pursuant to the New NTL Security Over Cash Agreement into which members of the UK Group make deposits for the purpose of making Permitted Payments in accordance with paragraph (d) of the definition thereof.

         "New NTL Common Stock", and each defined term referred to in the definition thereof, has the meaning ascribed thereto in Appendix A (The Plan - Article I - Definitions, Rules of Interpretation and Computation of Time).

         "New NTL Exit Facility" means $558,249,000 aggregate principal amount at maturity (exclusive of any payment-in-kind notes), 19% senior secured notes due 2010, issued by New NTL, on or prior to the Plan Effective Date.

         "New NTL Exit Facility Agreements" means:

         (a) the indenture between New NTL, the guarantors listed therein and U.S. Bank National Association as trustee pursuant to which New NTL will issue $558,249,000 aggregate principal amount at maturity (exclusive of any payment-in-kind notes) of 19% senior secured notes due 2010;

         (b) the purchase agreement between New NTL, the guarantors listed therein and the purchasers listed therein and entered into in connection with the Exit Financing Indenture; and

         (c) the exchange and registration rights agreement between New NTL, the guarantors listed therein and the purchasers listed therein and entered into in connection with the Exit Financing Indenture;

         (d) the triangle stock pledge agreement made by the holders of membership interests in NTL (Triangle) LLC in favour of, or for the benefit of, U.S. Bank National Association as collateral agent for the benefit of the Secured Parties (as defined therein) and the other parties thereto and entered into in connection with the Exit Financing Indenture;

         (e) the pledge and security agreement made by New NTL and the senior guarantors listed therein in favour of, or for the benefit of, U.S. Bank National Association as trustee for the benefit of the Secured Parties (as defined therein) and the other parties thereto and entered into in connection with the Exit Financing Indenture;

         (f) the equity registration rights agreement between New NTL and the purchasers listed therein and entered into in connection with the Exit Financing Indenture;

         (g) the 19% senior secured notes due 2010 and referred to in the definition of New NTL Exit Facility and any replacement senior secured note issued as a result of the loss or destruction of any issued senior secured note or issued to a transferee of any issued senior secured note together with any payment-in-kind notes issued in accordance with such senior secured notes; and

         (h) if and when issued as provided in the exchange and registration rights agreement referred to at paragraph (c) above or the Exit Financing Indenture, New NTL's senior secured notes due 2010 issued in the Registered Exchange Offer in exchange for the senior secured notes referred to at paragraph (g) above or otherwise as provided in the Exit Financing Indenture together with any payment-in-kind notes issued in accordance with such senior secured notes, in the case of each of the agreements referred to at paragraphs (a) to (f) above and the 19% senior secured notes due 2010 referred to at paragraph (g) above (other than any replacement senior secured notes or payment-in-kind notes referred to at paragraph (g) above), dated on or before the Plan Effective Date.

         "New NTL Security Over Cash Agreement" means the assignment and charge executed or to be executed by New NTL in favour of the Security Trustee, assigning and charging New NTL's rights in respect of sums deposited in the New NTL Charged Account.

         "Noteholder Election Option" means the option offered to the NTL CC Subordinated Notes Holders, the NTL Delaware Subordinated Notes Holders (other than France Telecom), and the NTL Inc. Subordinated Notes Holders (other than France Telecom) as of the Noteholder Election Option Record Date, to purchase (a) shares of New NTL Common Stock and (b) shares of New NTL Common Stock (each accompanied by a Series A Warrant) that were not subscribed for in the Equity Rights Offering.

         "Noteholder Election Option Record Date", and each defined term referred to in the definition thereof, has the meaning ascribed thereto in Appendix A (The Plan - Article I - Definitions, Rules of Interpretation and Computation of Time).

         "Notice of Drawdown" means a notice substantially in the form set out in Schedule 4 (Notice of Drawdown).

         "Notice Period" means, in relation to a Revolving Advance:

         (a) the period commencing ten Business Days before the proposed date for the making of that Revolving Advance and ending
                  2.00 p.m. three Business Days before the proposed date for the making of that Revolving Advance; or

         (b)      such later time as all of the Revolving Banks may agree.

         "NTL CC Subordinated Notes Holders", and each defined term referred to in the definition thereof, has the meaning ascribed thereto in Appendix A (The Plan - Article I - Definitions, Rules of
         Interpretation and Computation of Time).

         "NTL (CWC Holdings)" means NTL (CWC Holdings), a company incorporated in England and Wales with company number 3922682.

         "NTL Delaware Subordinated Note" means the note dated as of 5 April 2002 in the principal amount of (pound)90,000,000 evidencing indebtedness originally owed by NTL UK to NTL (Delaware) Inc. and to be transferred, on the Plan Effective Date, by NTL (Delaware) Inc. to New Holdco against consideration paid in cash in an amount equal to the face amount (or its equivalent in dollars) of such note together with accrued interest thereon.

         "NTL Delaware Subordinated Notes Holders", and each defined term referred to in the definition thereof, has the meaning ascribed thereto in Appendix A (The Plan - Article I - Definitions, Rules of Interpretation and Computation of Time).

         "NTL Diamond Sub-Group" means Diamond Cable, Diamond Holdings and each of their subsidiaries from time to time.

         "NTL Inc. Business Plan" means the long term financial plan warranted by Euroco and NTL (Delaware) Inc. to SFG VI Inc in connection with an investment made by SFG VI Inc. in Euroco and NTL (Delaware) Inc. in June 2001.

         "NTL Inc. Subordinated Notes Holders", and each defined term referred to in the definition thereof, has the meaning ascribed thereto in Appendix A (The Plan - Article I - Definitions, Rules of
         Interpretation and Computation of Time).

         "NTL Ireland Sub-Group" means NTL Communications (Ireland) Limited and its subsidiaries from time to time.

         "NTL Triangle Sub-Group" means NTL Triangle LLC and its subsidiaries from time to time.

         "NTL UK" means NTL (UK) Group, Inc., a company incorporated in
         Delaware.

         "NTL UK Intra-Group Loan Assignment" means the assignment dated 21 February 2001 by NTL UK in favour of the Security Trustee, assigning NTL UK's rights in respect of loans made or to be made by it to the Parent.

         "NTL UK Revolving Bank Subordination Agreement" means the subordination agreement dated 30 May 2000 between NTL UK as the lender, the Parent as the borrower and the Security Trustee, pursuant to which, whilst sums remain outstanding under the Finance Documents, no payments of interest, repayments of principal or any other payments of any kind can be made in respect of indebtedness owed by the Parent to NTL UK save as provided therein.

         "NTL UK Term Bank Subordination Agreement" means the subordination agreement dated 27 September 2001 between NTL UK as the lender, the Parent as the borrower and the Second Security Trustee, pursuant to which, whilst sums remain outstanding under the Term Facility, no payments of interest, repayments of principal or any other payments of any kind can be made in respect of indebtedness owed by the Parent to NTL UK save as provided therein.

         "Obligors" means the Borrowers and the Guarantors.

         "Oftel" means the Director General of Telecommunications and/or any other successor or other body or authority having, inter alia, the right, function and/or obligation to monitor and enforce compliance with the provisions of licences issued pursuant to the Telecommunications Act 1984.

         "Old Common Stock", and each defined term referred to in the definition thereof, has the meaning ascribed thereto in Appendix A (The Plan - Article I - Definitions, Rules of Interpretation and Computation of Time).

         "Operating Cash Flow" has the meaning given to it in 21.3 (Financial Definitions).

         "Original Financial Statements" means:

         (a) in relation to the Parent, its audited consolidated financial statements for its financial year ended 31 December 1998;

         (b) in relation to the Pre-Novation Borrower, its audited unconsolidated financial statements for its financial year ended 31 December 1998; and

         (c) in relation to the Target (and insofar as they relate to the CWC ConsumerCo Business), the consolidated financial statements of the Target and its subsidiaries, prepared by its auditors for the financial year ended 31 March 1999 (as set out in the Accountants' Report) and the consolidated financial statements of the Target and its subsidiaries, prepared by its management for the six month period ended 30 September 1999 (as set out in the CWC Circular).

         "Overdraft Facility" means any facility provided by a United Kingdom clearing bank to a member of the UK Group.

         "Parent Funding" means:

         (a) the subscription by the Parent for new equity capital of any other member of the UK Group; and

         (b)      Assigned Debt.

         "Parent Intra-Group Loan Assignment" means the assignment dated 21 February 2001 by the Parent in favour of the Security Trustee, assigning the Parent's rights in respect of loans made or to be made by it to other members of the UK Group. For the avoidance of doubt:

         (a) the reference to paragraphs (a) to (e), (h) or (j) of the definition of Permitted Payment in paragraph (a) of the definition of Permitted Loan Payment in the Parent Intra-Group Loan Assignment shall, after the Second Restatement Amendment Effective Date, be construed as a reference to paragraphs (a) to (c) or (e) of the definition of Permitted Payment; and

         (b) the reference to paragraph (f) of the definition of Permitted Payment in paragraph (b) of the definition of Permitted Loan Payment in the Parent Intra-Group Loan Assignment shall, after the Second Restatement Amendment Effective Date, be construed as a reference to paragraph (d) of the definition of Permitted Payment.

         "Participating Member State" means any member state of the European Union which has adopted the euro as its lawful currency at the relevant time.

         "Permitted Acquisitions" means:

         (a) the incorporation of a company (which is or immediately becomes a member of the UK Group) or the acquisition of the shares in a newly incorporated company (which is or immediately becomes a member of the UK Group) from its subscribing shareholders, where such a company at all times:

                  (i) carries on business in an administrative capacity, supporting the business of the UK Group (as carried on in accordance with Clause 22.24 (Change of Business));

                  (ii) acts as a captive insurance company in the role previously performed by NTL Insurance Limited;

                  (iii) acts as the holding company for, and the operating company of, the assets of National
                            Transcommunications Limited, Singapore branch;

                  (iv)      is the vehicle for any Permitted Acquisition; or

                  (v) acts as a healthcare trust company in relation to the administration and provision of health benefits to be provided to other members of the Group;

         (b) any acquisition made by a member of the UK Group pursuant to the implementation of an Asset Passthrough or a Funding Passthrough;

         (c) any acquisition of assets as referred to in paragraphs (a) or (c) of the definition of Asset Adjustment Payments;

         (d) any acquisition made by a member of the UK Group of assets from a company carrying on the CWC DataCo Business where (i) no consideration is paid by the member of the UK Group to the company carrying on the CWC DataCo Business in connection with the transfer of such assets and (ii) Cable & Wireless is obliged to pay to such company carrying on the CWC DataCo Business the full market value (if any) of the relevant assets transferred, all in accordance with the Transaction Agreement;

         (e) any acquisition by an Obligor or, as the case may be, a member of the UK Group pursuant to a Permitted Disposal within paragraphs (f), (h) or (i) of the definition thereof and any acquisition by a member of the UK Group of shares issued by a wholly-owned subsidiary of the Parent which is a member of the UK Group provided that if the shares of such wholly-owned subsidiary are subject to Security, such newly issued shares shall also be subject to Security (in form and substance the same as the existing Security or otherwise in such form and substance as may be reasonably required by the Agent) upon their issue;

         (f) certain acquisitions to be agreed by an Instructing Group (subject to such limitations, including in relation to the aggregate value thereof, as may be required by an Instructing Group) of assets of Euroco and its subsidiaries;

         (g) any acquisition which is specifically and separately consented to in writing by an Instructing Group prior to such acquisition being made;

         (h)      the acquisition of the assets of National
                  Transcommunications Limited, Singapore branch, by a newly incorporated company which is a member of the UK Group and which acts as a holding company for, and the operating company of, such assets; and

         (i) acquisitions not falling within paragraphs (a) to (h) above provided that the aggregate value of acquisitions permitted by this paragraph (i) shall not, in any financial year of the Parent, exceed in aggregate (pound)25,000,000 (or its equivalent in other currencies).

         "Permitted Covenant Group Indebtedness" means any Financial Indebtedness of any member of the Covenant Group:

         (a)      arising under a Permitted Refinancing;

         (b) arising under a guarantee or other covenant for payment given in respect of the Working Capital Facility or under a covenant for payment given in the Security Documents or the Second Security Documents;

         (c) where such is owed by NTL UK to New Holdco or by New Holdco to New NTL or by New NTL to New Holdco, or where such is owed by NTL UK to another member of the Covenant Group under, or in connection with any refinancing of, the NTL Delaware Subordinated Note;

         (d) arising in respect of the Existing Covenant Group Performance Bonds and Guarantees;

         (e) incurred on or after the Second Restatement Amendment Effective Date provided that:

                  (i) the Group Net Consolidated Total Debt to Consolidated Annualised EBITDA of the Group covenant at Clause 21.2 (Group Financial Condition) is complied with at the date on which the relevant Financial Indebtedness is proposed to be incurred and will be complied with on a pro forma basis until the Term Final Maturity Date; and

                  (ii) the final maturity date of such Financial Indebtedness is, in the case of indebtedness incurred by New NTL, a date no earlier than 1 September 2008 and, in the case of all other indebtedness, a date no earlier than 1 March 2008;

         (f) under any Hedging Agreement entered into by New NTL or New Holdco under which New NTL or, as the case may be, New Holdco enters into currency or interest swaps in relation to underlying Financial Indebtedness of the Covenant Group which is Permitted Covenant Group Indebtedness;

         (g)      arising in respect of the Exit Financing; and

         (h) incurred in connection with the Plan and specifically and separately consented to by an Instructing Group.

         "Permitted Disposal" means any disposal:

         (a)      made in the ordinary and usual course of business;

         (b) on arm's length commercial terms of an asset by a member of the UK Group who is not an Obligor;

         (c) for cash (if the relevant asset has any value) on arm's length commercial terms of any surplus or obsolete assets no longer required for the efficient operation of the business of the UK Group;

         (d) of cash, where such a disposal is not otherwise prohibited by the Finance Documents;

         (e)      by way of a realisation of a Permitted Investment;

         (f) by an Obligor to another Obligor, provided that if the relevant assets are subject to an Encumbrance pursuant to a Security Document or a Second Security Document, they remain so or become subject to a similar Encumbrance in favour of the Finance Parties in the hands of the acquiring Obligor, in each case without the re-opening of any insolvency related hardening periods under the Insolvency Act 1986 or any other relevant insolvency related legislation;

         (g) on (A) arm's length commercial terms for cash consideration or (B) in exchange for similar assets located in either the United Kingdom or Ireland which the Agent (acting reasonably) determines to be of a comparable or superior quality provided that:

                  (i) in each case the Net Average Revenue Contributions at no time exceed 5 per cent. of the consolidated revenues of the UK Group, determined on a per annum basis; and

                  (ii) the proceeds of any disposal under (A) of this paragraph (g) are applied in accordance with Clause 13.2 (Mandatory Prepayment from Asset Disposals);

         (h) of an interest in real or heritable property by way of a lease or licence granted by a member of the UK Group to a member of the UK Group;

         (i) by a member of the UK Group who is not an Obligor to another member of the UK Group;

         (j) of any assets as referred to in paragraphs (b) or (d) of the definition of Asset Adjustment Payments;

         (k) of any assets by a member of the UK Group to a company carrying on the CWC DataCo Business where (i) no consideration is paid by the company carrying on the CWC DataCo Business to the member of the UK Group in connection with the transfer of such assets and (ii) New NTL is obliged to pay or, if not so obliged, pays to such member of the UK Group the full market value (if any) of the relevant assets transferred, all in accordance with the Transaction Agreement or, as the case may be, the Asset Adjustment Payments Memorandum;

         (l) of any assets pursuant to the implementation of an Asset Passthrough or of any funds received pursuant to the implementation of a Funding Passthrough;

         (m) of any assets pursuant to a limited recourse asset securitisation or a limited recourse factoring transaction provided that:

                  (i) at the time of the disposal the ratio of UK Group Net Consolidated Total Debt to Consolidated Annualised EBITDA of the UK Group is less than 3:1;

                  (ii) the full amount of the proceeds of such disposal (after reasonable fees and expenses) are used in prepayment and cancellation of the Facilities in accordance with Clause 13.6 (Application of Proceeds);

                  (iii) at the time of the disposal all amounts outstanding under the Working Capital Facility have been paid in full, and the Working Capital Facility has been cancelled; and

                  (iv) the aggregate book value of assets disposed of pursuant to this paragraph (m) shall not during any financial year of the Parent exceed (pound)200,000,000 (or its equivalent in other currencies);

         (n) by National Transcommunications Limited, Singapore branch, of its assets to a newly incorporated company which is a member of the UK Group and which acts as a holding company for, and the operating company of, such assets; and

         (o) which is specifically and separately consented to in writing by an Instructing Group prior to such disposal being made.

         "Permitted Encumbrance" means:

         (a) any Encumbrance specified in Schedule 5 (Existing Encumbrances), if the principal amount thereby secured is not increased;

         (b) any Encumbrance over or affecting any asset acquired by a member of the UK Group after the Execution Date and subject to which such asset is acquired, if:

                  (i) such Encumbrance was not created in contemplation of the acquisition of such asset by a member of the UK Group; and

                  (ii) the Financial Indebtedness secured by such Encumbrance at all times falls within paragraph
                            (m) of the definition of Permitted Indebtedness;

         (c) any Encumbrance over or affecting any asset of any company which becomes a member of the UK Group after the Execution Date, where such Encumbrance is created prior to the date on which such company becomes a member of the UK Group, if:

                  (i) such Encumbrance was not created in contemplation of the acquisition of such company; and

                  (ii) the Financial Indebtedness secured by such Encumbrance at all times falls within paragraph
                            (i) or (m) of the definition of Permitted
                            Indebtedness;

         (d) any netting or set-off arrangement entered into by any member of the UK Group in the normal course of its banking arrangements for the purpose of netting debit and credit balances;

         (e) any right of set-off or any title transfer or retention of title arrangement entered into by any member of the UK Group in the normal course of its trading activities on the counterparty's standard or usual terms (where such terms reasonably accord with the terms generally adopted in the market to which such a trading activity relates);

         (f) any lien arising by operation of law or by a contract having a similar effect and in each case arising or entered into in the normal course of business, if such lien is discharged within thirty days of arising;

         (g) any Encumbrance created pursuant to, arising under or evidenced by the Security Documents or the Second Security Documents;

         (h) any Encumbrance granted by a member of the UK Group over the shares or other interests it holds in, or over the assets attributable to, a Project Company;

         (i) any Encumbrance created by any arrangements referred to in paragraph (e) or paragraph (f) of the definition of Indebtedness for Borrowed Money;

         (j) any Encumbrance arising pursuant to an order of attachment, an injunction restraining the disposal of assets or any similar legal process in each case arising in connection with court proceedings being diligently conducted by a member of the UK Group, in good faith;

         (k) any Encumbrance over cash deposited as security for the obligations of a member of the UK Group in respect of a performance bond, guarantee, standby letter of credit or similar facility entered into by such a member of the UK Group in the ordinary course of business;

         (l) any Encumbrance constituted by a rent deposit deed entered into on arm's length terms and in the ordinary course of business securing the obligations of a member of the UK Group in relation to property leased to a member of the UK Group;

         (m) any Encumbrance existing at the Second Restatement Amendment Effective Time and which relates solely to the South Herts Refinancing Loan;

         (n) any Encumbrance securing Permitted Indebtedness falling within paragraph (m) of the definition of that term; and

         (o) any Encumbrance over the shares of NTL (Triangle) LLC where such Encumbrance is granted as security for amounts due under the New NTL Exit Facility Agreements or any Permitted Refinancing of the Exit Financing.

         "Permitted Indebtedness" means any Financial Indebtedness:

         (a)      arising under or permitted pursuant to the Finance
                  Documents;

         (b)      in respect of Subordinated UK Group Debt;

         (c)      arising in relation to the implementation of the Hedging
                  Strategy;

         (d)      arising under Permitted Loans and Guarantees;

         (e) arising under Secured Ancillary Facilities or in relation to any documentary or standby letter of credit facility or performance bond facility made available by a financial institution on an unsecured basis provided that the aggregate indebtedness of all members of the UK Group in relation to such facilities and the Secured Ancillary Facilities does not exceed (pound)40,000,000 (or its equivalent in other currencies);

         (f) falling within paragraph (e) of the definition of Indebtedness for Borrowed Money ("Finance Lease Debt") which, when aggregated with any other Finance Lease Debt incurred in reliance on this paragraph (f) by each member of the UK Group does not exceed (pound)45,000,000 (or its equivalent in other currencies);

         (g)      arising in respect of Existing Performance Bonds;

         (h) in respect of Permitted Overdraft Borrowings provided that the aggregate amount of such Financial Indebtedness does not exceed (pound)20,000,000 (or its equivalent in other currencies);

         (i) of any company which became or becomes a member of the UK Group after the Execution Date, where such Financial Indebtedness arose prior to the date on which such company became or becomes a member of the UK Group; if:

                  (i) such Financial Indebtedness was not created in contemplation of the acquisition of such company;

                  (ii) the aggregate amount of all Financial Indebtedness falling within this paragraph (i) does not exceed (pound)20,000,000 (or its equivalent in other currencies); and

                  (iii) such Financial Indebtedness is repaid within three months of such company becoming a member of the UK Group;

         (j)      arising under the Working Capital Facility;

         (k) arising in relation to either an Asset Passthrough or a Funding Passthrough provided that any such Financial Indebtedness is Subordinated UK Group Debt if it is owed by the Parent to NTL UK and Assigned Debt if it is owed by a member of the UK Group to the Parent;

         (l) arising in connection with a Permitted Disposal falling within paragraph (m) of the definition of Permitted Disposal provided that such Financial Indebtedness shall not exceed the lesser of:

                  (i) (pound)20,000,000 (or its equivalent in other currencies); and

                  (ii) an amount equal to 10 per cent. of the disposal proceeds received by the Parent or, as the case may be, other member of the UK Group in connection with such Permitted Disposal; and

         (m) not falling within paragraphs (a) to (l) above, of any members of the UK Group provided that the aggregate amount of such Financial Indebtedness does not exceed (pound)20,000,000 (or its equivalent in other currencies) and, in the case of any such Financial Indebtedness (other than where such Financial Indebtedness arises in respect of any performance bond facility or any other facility of a similar type) which is incurred after the Second Restatement Amendment Effective Time, the final maturity date of such Financial Indebtedness is a date no earlier than 1 March 2008.

         "Permitted Investments" means:

         (a) any debt securities which are readily marketable and which are rated at least "AA" by Standard & Poor's Corporation or "Aa2" by Moody's Investors Services, Inc.;

         (b) certificates of deposit and deposits with banks and bankers acceptances in each case with a bank rated at least A- (or the equivalent thereof) by Moody's Investors Services, Inc. or Standard & Poor's Corporation; and

         (c) commercial paper rated at least A-1 (or the equivalent thereof) by Moody's Investors Services, Inc. or Standard & Poor's Corporation.

         "Permitted Loans and Guarantees" means:

         (a) trade credit or guarantees or indemnities granted in the ordinary course of business on usual and customary terms;

         (b) loans made by any member of the UK Group to its employees either (i) in the ordinary course of its employees' employment or (ii) to fund the exercise of share options by its employees;

         (c)      loans made by one Obligor (other than the Parent) to another
                  Obligor;

         (d) loans made by the Parent to other Obligors where the indebtedness in respect of such constitutes Assigned Debt;

         (e) loans made by a member of the UK Group pursuant to either an Asset Passthrough or a Funding Passthrough;

         (f) loans made by a member of the UK Group which is not an Obligor to any other member of the UK Group;

         (g) loans made by a member of the UK Group to a member of the Group, where the proceeds of such a loan are (whether directly or indirectly) used to fund a Permitted Payment in accordance with this Agreement (including, but not limited to, the timing requirements set out in the definition of Permitted Payments);

         (h) credit granted by any member of the UK Group to a member of the Group, where the indebtedness outstanding thereunder relates to Intra-Group Services provided that where such credit relates to services falling within paragraphs (b) or (c) of the definition of Intra-Group Services:


                  (i) the settlement of all such credit estimated by the Parent to be owed by members of the Group which are not Obligors shall take place no less frequently than on a monthly basis; and

                  (ii) if, on the first Business Day falling after the fourteenth day of each calendar month, the aggregate amount of all such credit owed by members of the Group which are not Obligors is estimated by the Parent to be in excess of (pound)25,000,000 (or its equivalent in other currencies) all such credit shall be promptly settled at such time provided that any overpayment or underpayment arising as a result of the settlement of all such credit may be returned to the overpaying party or paid by the underpaying party;

         (i)      the South Herts Refinancing Loan;

         (j) the Cable & Wireless Loan or other loans arising in connection with the Transaction Agreement;

         (k) loans made, credit granted and guarantees or indemnities given in an aggregate amount not exceeding (pound)200,000;

         (l) deferred consideration in an amount of up to (pound)52,500,000 owed to NTL (CWC) Limited in relation to the disposal of NTL Telephone Equipment Limited; and

         (m) any guarantee or indemnity given by a member of the UK Group in respect of any Permitted Indebtedness, or other obligation not restricted by the terms of the Finance Documents, of another member of the UK Group.

         "Permitted Overdraft Borrowings" means Financial Indebtedness in respect of an Overdraft Facility if such Financial Indebtedness:

         (a) has been incurred solely for short term cash management purposes in the ordinary course of business; and

         (b) is fully repaid within three Business Days of it having been incurred (from available funds other than Permitted Overdraft Borrowings).

         "Permitted Payment" means (i) a payment of interest on, or a repayment of the principal amount of, Assigned Debt to the extent that such payment or repayment is required by the Parent to meet its interest payment obligations under the Working Capital Facility and that such payment or repayment is not restricted pursuant to the definition of Restricted Payment and (ii) a Restricted Payment which is:

         (a) made, at any time, to fund the actual cash payment obligations (other than the repayment or prepayment of principal) of any member of the Covenant Group in relation to:

                  (i) the Exit Financing or any Permitted Refinancing of the Exit Financing;

                  (ii) indebtedness incurred by a member of the Covenant Group to refinance the Working Capital Facility;

                  (iii) indebtedness incurred by a member of the Covenant Group the proceeds of which have been contributed to the Parent by way of Subordinated Funding after the Second Restatement Amendment Effective Time in accordance with the provisions of Clause 22.16 (Mandatory Contribution);

                  (iv) indebtedness incurred by any member of the Covenant Group the proceeds of which have been voluntarily contributed to the Parent by way of Subordinated Funding after the Second Restatement Amendment Effective Time (being, for the avoidance of doubt, indebtedness which does not fall within paragraph (iii) above);

                  (v) any indebtedness incurred by any member of the Covenant Group in order to refinance the Diamond Holdings Notes or the Triangle Notes provided that prior to any such Permitted Payment being made the Banks shall have been granted a guarantee from each member of the NTL Diamond Sub-Group and/or (as the case may be) each member of the NTL Triangle Sub-Group and the Security Trustee (as trustee for the Banks) shall have been granted a first ranking security interest over: (a) all the assets and undertakings of each member of the NTL Diamond Sub-Group and/or (as the case may be) each member of the NTL Triangle Sub-Group; and (b) all the issued shares of each member of the NTL Diamond Sub-Group and/or (as the case may be) each member of the NTL Triangle Sub-Group;

                  (vi) any indebtedness incurred by any member of the Covenant Group after the Second Restatement Amendment Effective Time, subject always to compliance with the Group Net Consolidated Total Debt to Consolidated Annualised EBITDA covenant set out in Clause 21.2 (Group Financial Condition); or

                  (vii) any Hedging Agreement entered into by New Holdco or New NTL under which New Holdco or, as the case may be, New NTL enters into currency or interest swaps in relation to Permitted Covenant Group Indebtedness;

                  which, in each case, have fallen due or will fall due within five Business Days of such Permitted Payment being made provided that the cash portion of any interest payable on indebtedness which may be funded by a Permitted Payment under sub-paragraph (iii), (iv), (v) or (vi) above shall not be more than 6 per cent. in excess of the average yield of the index of securities issued by US cable television companies included in the Applicable High Yield Index (measured at the time the indebtedness is incurred);

         (b) made, at any time, to fund the payment of corporate expenses (including taxes) by any member of the Covenant Group (which for the avoidance of doubt shall not include any member of the NTL Diamond Sub-Group or any member of the NTL Triangle Sub-Group) the amount of such payments during each financial year of the Parent being no greater than (pound)10,000,000 (or its equivalent in other currencies);

         (c) made pursuant to an Asset Passthrough and funded solely from cash generated by entities outside of the UK Group or made available pursuant to a Funding Passthrough and funded solely from cash generated by entities outside of the UK Group;

         (d)      deposited in a Charged Account and:

                  (i) represents the proceeds of a payment of interest on Subordinated UK Group Debt, which within two Business Days of receipt by NTL UK is paid (x) by NTL UK to New Holdco and within two Business Days of receipt by New Holdco is paid by New Holdco to New NTL or (y) by NTL UK to New Holdco, in each case in accordance with arrangements the Group has with the Inland Revenue; and

                  (ii) in each case referred to at paragraph (i) above, is reinvested in the Parent within ten Business Days of such Restricted Payment being made, such an investment being by way of Subordinated Funding;

         (e) made out of the proceeds of an Asset Adjustment Payment referred to in paragraph (b) of the definition thereof received by a member of the UK Group;

         (f)      a repayment of Assigned Debt to the Parent provided that:

                  (i) an amount equal to the repaid Assigned Debt is re-invested by the Parent in a member of the UK Group subject to or potentially liable to US Federal Income Taxes or whose members or shareholders are liable or potentially liable to US Federal Income Taxes in respect of its net income or profits, by way of Assigned Debt, immediately after such Restricted Payment; and

                  (ii) the aggregate principal amount of such repaid and re-invested Assigned Debt on any day does not exceed (pound)25,000,000 (or its equivalent in other currencies); or

         (g) a repayment of Assigned Debt to the Parent, to the extent that the amounts which constituted such Assigned Debt are in accordance with the terms of the Working Capital Facility Agreement, elected to be treated as "Capital Events Proceeds" and, in each case, are to be immediately applied in prepayment and cancellation of the Working Capital Facility in accordance with the terms of the Working Capital Facility Agreement, provided always that any payment (under any of the above paragraphs) shall only be permitted if and to the extent that no Event of Default has occurred (and is continuing) or would result from the making of such payment and provided further that Permitted Payments under paragraphs (a) or (b) above may only be made, if and to the extent that, the aggregate cash resources (including any undrawn available facilities) of all members of the Covenant Group would, in the absence of the proposed Permitted Payment, fall below (pound)150,000,000 (or its equivalent in other currencies).

         For the avoidance of doubt and notwithstanding any provisions to the contrary in any Subordination Agreement, no Permitted Payments may be made in respect of any indebtedness which is Subordinated UK Group Debt outstanding at the Second Restatement Amendment Effective Time other than as a means of facilitating any of the Permitted Payments at paragraphs (a) to (g) above and subject at all times to the limitations at paragraphs (a) to (g) above.

         "Permitted Refinancing" means any refinancing by any member of the Covenant Group of:

         (a)      the Working Capital Facility;

         (b) the Exit Financing (which, for the avoidance of doubt, may be by way of the issuance of equity or the raising of debt and may take place in one or more tranches);

         (c)      the Diamond Holdings Notes; and

         (d)      the Triangle Notes,

         provided that, in each case, the final maturity date of any indebtedness incurred in respect of such refinancing is a date no earlier than the date falling six months after the Term Final Maturity Date.

         "Plan" means the Debtors' second amended joint plan of reorganisation under Chapter 11, dated 15 July 2002 together with all exhibits thereto, in each case as amended by a confirmation order in respect thereof dated 5 September 2002.

         "Plan Effective Date" shall bear the meaning given to the term "Effective Date" in the Plan.

         "Potential Event of Default" means any event which would become (with the passage of time, the giving of notice, the making of any determination hereunder or any combination thereof) an Event of Default.

         "Pre-Novation Borrower" means NTL Business Limited.

         "Prepayment Escrow Account" means an account, bearing interest at a commercially reasonable rate in relation to the given circumstances, held with the Agent (or such other financial institution reasonably acceptable to the Agent) in the name of the Parent over which the Parent has granted first ranking security in favour of the Security Trustee and into which sums are deposited in accordance with Clause 13 (Mandatory Prepayment).

         "Prescribed Accounting Period" means a prescribed accounting period as defined in the Value Added Tax Regulations 1995, as applicable to the relevant member of the UK Group.

         "Principal Properties" means the properties which are specified in
         Schedule 13 (UK Group Principal Properties).

         "Project Company" means a subsidiary of a company (or a person in which such company has an interest) which has a special purpose and whose creditors have no recourse to any member of the UK Group in respect of any Financial Indebtedness of that subsidiary or person (as the case may be) or any of such subsidiary's or person's subsidiaries (other than recourse to such member of the UK Group who has granted security over its shares or other interest in such a Project Company beneficially owned by it provided that such recourse is limited to the realisation of such security).

         "Proportion" means, in relation to a Bank at any time, the proportion which its Commitment bears to the Total Commitments.

         "Pushdown Date" means 21 February 2001.

         "Qualifying Lender" means:

         (a) a Bank which is (on the date a payment of interest falls due under a Finance Document) beneficially entitled to and within the charge to United Kingdom corporation tax in respect of that payment provided that the advance in respect of which the payment is made was made by a bank for the purposes of section 349 of ICTA at the time the advance was made;

         (b)      a Treaty Lender; or

         (c) a Bank, being a Term Bank, is a company which is (on the date a payment of interest falls due under a Finance Document) beneficially entitled to the payment and is either:

                  (i)       resident in the United Kingdom; or

                  (ii) not being so resident, carries on a trade in the United Kingdom through a branch or agency and the payment falls to be brought into account in computing such Term Bank's chargeable profits (as that term is defined in section 11(2) of ICTA), and in respect of such Bank within this paragraph (c), the United Kingdom Inland Revenue has not issued a direction that Section 349A(1) of ICTA does not apply to the relevant payment.

         "Quarter Date" has the meaning given to it in Clause 21.3 (Financial Definitions).

         "Quotation Date" means, in relation to any period for which an interest rate is to be determined under the Finance Documents, the day on which quotations would ordinarily be given by prime banks in the London Interbank Market for deposits in the currency of the relevant sum for delivery on the first day of that period, provided that, if, for any such period, quotations would ordinarily be given on more than one date, the Quotation Date for that period shall be the last of those dates.

         "Reference Banks" means the principal London offices of Citibank N.A., JPMorgan Chase Bank and The Royal Bank of Scotland plc or such other bank or banks as may from time to time be agreed between the Parent and the Agent acting on the instructions of an Instructing Group.

         "Registered Exchange Offer" means the offer by New NTL pursuant to the exchange and registration rights agreement referred to at paragraph (c) of the definition of New NTL Exit Facility Agreements to certain holders of the senior secured notes referred to in the definition of New NTL Exit Facility, to issue and deliver to such holders, in exchange for such senior secured notes, a like aggregate principal amount at maturity of exchange notes registered under the Securities Act of 1933 (as amended).

         "Relevant Period" has the meaning given to it in Clause 21.3 (Financial Definitions).

         "Repayment Date" means, in relation to any Revolving Advance, the last day of the Term thereof.

         "Repeated Representations" means each of the representations set out in Clause 19.4 (Status and Due Authorisation) to Clause 19.15 (Existing Group Indebtedness).

         "Report on Title" means a report on title given by counsel to an Additional Obligor, substantially in the form set out in Schedule 14 (Form of Report on Title).

         "Reporting Accountants" means the accountancy firm engaged by the Agent on behalf of the Banks to advise the Banks in connection with matters relating to, inter alia, the financial position and performance of the Group and compliance with certain obligations set out in this Agreement which, as at the Second Restatement Amendment Effective Date, is PricewaterhouseCoopers.

         "Reporting Accountants Mandate Letter" means the mandate letter dated on or about the date of the Second Restatement Amendment Agreement from PricewaterhouseCoopers as Reporting Accountants to the Agent and the Working Capital Facility Agent and countersigned by each of the Agent, the Working Capital Facility Agent, New NTL, the Parent and the Post-Novation Borrower.

         "Required Monthly Information" means, the information set out at Appendix B of the Reporting Accountants Mandate Letter as being required to be delivered by New NTL, the Parent and/or the Post-Novation Borrower to the Reporting Accountants to enable preparation of the Monthly Performance Update Reports, including:

         (a) a report on 13 week short-term cash flow forecast for the UK Group, such report to include:

                  (i)       forecast cash receipts by month;

                  (ii)      forecast debtor days;

                  (iii) forecast supplier payments and assumptions regarding the unwinding of the opening accounts payable ledger and accruals balances, as well as assumed payment terms on new purchases; and

                  (iv) details of other cash flow items and material assumptions; and

         (b) a monthly management account pack for the Extended UK Group, such management account pack to include:

                  (i) monthly and year-to-date revenues, gross margin and EBITDA for the Extended UK Group and by division compared to budget;

                  (ii)      details of any exceptional costs;

                  (iii) monthly Capital Expenditure spend and details of material projects;

                  (iv) a summary net cash flow statement and aggregated balance sheet for the Extended UK Group; and

                  (v)       a commentary on monthly performance.

         "Reservations" means:

         (a) the principle that equitable remedies are remedies which may be granted or refused at the discretion of the court, the limitation of enforcement by laws relating to bankruptcy, insolvency, liquidation, reorganisation, court schemes, moratoria, administration and other laws generally affecting the rights of creditors, the time barring of claims under any applicable law, the possibility that an undertaking to assume liability for or to indemnify against non-payment of any stamp duty or other tax may be void, defences of set-off or counterclaim and similar principles;

         (b) anything analogous to any of the matters set out in paragraph (a) above under any laws of any applicable jurisdiction;

         (c) the reservations in or anything disclosed by any of the legal opinions delivered pursuant to Clause 2.4 (Initial Conditions Precedent) and Schedule 3 (Initial Revolving Bank Conditions Precedent), Schedule 9 (Additional Conditions Precedent) or clause 2.1 (Conditions Precedent) of the First Restatement Amendment Agreement or clause 2 (Restatement) of the Second Restatement Amendment Agreement; and

         (d) any circumstance arising through a failure to obtain any of the consents referred to in 22.15 (Consents and Properties) on or before the execution of the relevant Security Document or Second Security Document.

         "Resignation Notice" means a notice substantially in the form set out in Schedule 10 (Form of Resignation Notice).

         "Restricted Group" means each member of the Group, other than each subsidiary of New NTL who is:

         (a)      a member of the UK Group; and

         (b)      a Guarantor.

         "Restricted Payment" means any (a) payment by a member of the UK Group to a member of the Restricted Group by way of dividend or other distribution, (b) payment of interest on any Assigned Debt (other than to the extent required by the Parent to meet its interest payment obligations under the Working Capital Facility), (c) repayment of the principal amount of any Assigned Debt (other than to the extent required by the Parent to meet its interest payment obligations under the Working Capital Facility provided that the Parent shall have first applied all interest payable in respect of Assigned Debt towards Permitted Payments), (d) payment of interest on any Subordinated UK Group Debt, (e) repayment of the principal amount of any Subordinated UK Group Debt and (f) any other payment (save to the extent such payment is excluded from paragraphs (b) or (c) above) in respect of any Assigned Debt or Subordinated UK Group Debt.

         "Revolving Advance" means an advance made or to be made by the Revolving Banks under the Revolving Facility.

         "Revolving Bank" means any:

         (a)      financial institution named in Part A (Revolving Banks) of
                  Schedule 1 (The Banks); or

         (b) financial institution which has become a party hereto as a Revolving Bank in accordance with Clause 34.4 (Assignments by Banks) or Clause 34.5 (Transfers by Banks),

         and which has not ceased to be a party hereto in accordance with the terms hereof.

         "Revolving Commitment" means, in relation to a Revolving Bank at any time and save as otherwise provided herein, the amount set opposite its name under the heading "Revolving Commitment" in Part A (Revolving Banks) of Schedule 1 (The Banks). The Revolving Commitments of Morgan Stanley Dean Witter Bank Limited and Morgan Stanley Senior Funding, Inc. shall be determined in accordance with Clause 34.10 (Morgan Stanley Commitment).

         "Revolving Facility" means the revolving loan facility granted to the Borrowers in this Agreement in an aggregate principal amount of (pound)2,584,800,000.

         "Revolving Instructing Group" means, at any time, a Bank or Banks whose Revolving Commitments amount (or, if each Bank's Revolving Commitment has been reduced to zero, did immediately before such reduction to zero, amount) in aggregate to more than sixty-six and two thirds per cent. of the Total Revolving Commitments.

         "Revolving Loan" means, at any time, the aggregate principal amount of the outstanding Revolving Advances at such time.

         "Revolving Margin" means the percentage rate per annum determined in accordance with Clause 4.3 (Revolving Margin Ratchet) to Clause 4.5 (Revolving Default Margin).

         "Revolving Termination Date" means 30 September 2005.

         "Rights Offerings" means the Equity Rights Offering and the Noteholder Election Option.

         "Rollover Advance" means a Revolving Advance which is used to refinance a maturing Revolving Advance and which is the same amount as such maturing Revolving Advance and is to be drawn by the Borrower of such maturing Revolving Advance on the day such maturing Revolving Advance is to be repaid.

         "Scheme" means the scheme of arrangement under Section 425 in relation to the Target.

         "Scheme Effective Date" means 12 May 2000.

         "Scottish Share Pledge" means the share pledge, dated 21 February 2001, between the Parent, NTL Group Limited and NTL Glasgow as pledgors and the Security Trustee, creating first ranking security over the pledgors' rights and interests in relation to certain shares and other assets specified therein.

         "Second Caxton Sale" means the transfer of Caxton by CWC Holdings to Cable & Wireless (UK) Holdings plc in part satisfaction of the reduction in the share capital of CWC Holdings occurring prior to the Acquisition, such reduction being confirmed by the court in accordance with section 135 of the Companies Act, 1985.

         "Second Debenture" means the Debenture dated 27 September 2001 granted by the Chargors (as listed and defined therein) in favour of the Second Security Trustee, to hold for the benefit of the Term Banks, the Agent and itself, creating second ranking (ranking only behind the first ranking security created pursuant to the Security Documents) fixed and floating charges over substantially the whole of the assets and undertaking of such Chargors, in favour of the Second Security Trustee to hold for the benefit of the Term Banks, the Agent and itself.

         "Second Indenture of Mortgage" means the second ranking (ranking only behind the first ranking security created pursuant to the Security Documents) fixed security over certain properties situated in Northern Ireland duly executed and delivered by National Transcommunications Limited and CableTel Northern Ireland Limited in favour of the Second Security Trustee to hold for the benefit of the Term Banks, the Agent and itself.

         "Second NTL UK Intra-Group Loan Assignment" means the second ranking (ranking only behind the first ranking security created pursuant to the Security Documents) assignment, dated 27 September 2001, executed by NTL UK in favour of the Second Security Trustee to hold for the benefit of the Term Banks, the Agent and itself, assigning NTL UK's rights in respect of loans made, or to be made, by it to members of the UK Group.

         "Second Parent Intra-Group Loan Assignment" means the second ranking (ranking only behind the first ranking security created pursuant to the Security Documents) assignment, dated 27 September 2001, granted by the Parent in favour of the Second Security Trustee to hold for the benefit of the Term Banks, the Agent and itself, assigning the Parent's rights in respect of loans made or to be made by it to other members of the UK Group. For the avoidance of doubt:

         (a) the reference to paragraphs (a) to (e), (h) or (j) of the definition of Permitted Payment in paragraph (a) of the definition of Permitted Loan Payment in the Second Parent Intra-Group Loan Assignment shall, after the Second

                  Restatement Amendment Effective Date, be construed as a reference to paragraphs (a) to (c) or (e) of the definition of Permitted Payment; and

         (b) the reference to paragraph (f) of the definition of Permitted Payment in paragraph (b) of the definition of Permitted Loan Payment in the Second Parent Intra-Group Loan Assignment shall, after the Second Restatement Amendment Effective Date, be construed as a reference to paragraph (d) of the definition of Permitted Payment.

         "Second Pledge Agreement" means the pledge agreement, dated 27 September 2001, granted by NTL UK CableComms Holdings Inc., NTL CableComms Group plc, North CableComms Management Inc., North CableComms Holdings Inc., Winston Investors LLC, NTL Solent Company, NTL Sussex Company, NTL Surrey Company, NTL Bromley Company, NTL Chartwell Holdings Inc., NTL Wessex Company, NTL CableComms Group Inc., South CableComms Management Inc., South CableComms Holdings Inc., Chartwell Investors LP, NTL Winston Holdings Inc., NTL Winston Holdings Limited, NTL Chartwell Holdings 2, Inc. and NTL Chartwell Holdings Limited, creating second ranking (ranking only behind the first ranking security created pursuant to the Security Documents) security over their rights and interests in relation to certain shares as specified therein, in favour of the Second Security Trustee to hold for the benefit of the Term Banks, the Agent and itself.

         "Second Restatement Amendment Agreement" means the amendment agreement dated 9 January 2003 between the parties hereto which amends this Agreement by way of a restatement of this Agreement.

         "Second Restatement Amendment Effective Date" means the date on which the Second Restatement Amendment Effective Time occurs.

         "Second Restatement Amendment Effective Time" means the "Effective Time" as such term is defined in the Second Restatement Amendment Agreement.

         "Second Restatement Amendment Financial Statements" means:

         (a) in relation to New NTL, its annual report on Form 10-K for its financial year ended 31 December 2001; and

         (b) in relation to the Parent, the audited consolidated financial statements for the UK Group for the financial year ended 31 December 2001.

         "Second Security" means the security from time to time constituted by or pursuant to the Second Security Documents and the guarantees provided hereunder.

         "Second Security Agreement" means the security agreement, dated 27 September 2001, granted by NNS UK Holdings 1 Inc., NNS UK Holdings 2 Inc., North CableComms Holdings Inc., North CableComms Management Inc., NTL Bromley Company, NTL CableComms Group Inc., NTL Chartwell Holdings Inc., NTL Chartwell Holdings 2 Inc., NTL North CableComms Holdings Inc., NTL North CableComms Management Inc., NTL Programming Subsidiary Company, NTL Solent Company, NTL South CableComms Holdings Inc., NTL South CableComms Management Inc., NTL Surrey

         Company, NTL Sussex Company, NTL UK CableComms Holdings Inc., NTL Wessex Company, NTL Winston Holdings Inc., NTL Wirral Company, South CableComms Holdings Inc., South CableComms Management Inc., North CableComms LLC, South CableComms LLC and Winston Investors LLC, creating a second ranking (ranking only behind the first ranking security created pursuant to the Security Documents) continuing security interest in relation to certain assets as specified therein, in favour of the Second Security Trustee to hold for the benefit of the Term Banks, the Agent and itself.

         "Second Security Documents" means the Second Debenture, the Second Indenture of Mortgage, the Second NTL UK Intra-Group Loan Assignment, the Second Parent Intra-Group Loan Assignment, the Second Security Agreement, the Second Share Charge Agreement, the Second Share Pledge, the Second Standard Securities and the Second Pledge Agreement.

         "Second Security Trust Agreement" means the security trust agreement dated 26 September 2001 entered into in connection with the Term Facility between, inter alia, the Second Security Trustee, the Agent and the Term Banks.

         "Second Share Charge Agreement" means the second ranking (ranking only behind the first ranking security created pursuant to the Security Documents) share charge agreement dated 27 September 2001 executed by North CableComms LLC, NTL Bromley Company, NTL North CableComms Holdings Inc., NTL North CableComms Management Inc., NTL Solent Company, NTL South CableComms Holdings Inc., NTL South CableComms Management Inc., NTL Surrey Company, NTL Sussex Company, NTL UK CableComms Holdings Inc., NTL Wessex Company, NTL Wirral Company and South CableComms LLC, charging their rights and interests in certain shares as specified therein in favour of the Second Security Trustee to hold for the benefit of the Term Banks, the Agent and itself.

         "Second Share Pledge" means the share pledge dated 27 September 2001 executed by the Parent, NTL Group Limited and NTL Glasgow creating second ranking (ranking only behind the first ranking security created pursuant to the Security Documents) security over their rights and interests in relation to certain shares in favour of the Second Security Trustee to hold for the benefit of the Term Banks, the Agent and itself.

         "Second Standard Securities" means the second ranking (ranking only behind the first ranking security created pursuant to the Security Documents), fixed security over certain properties situated in Scotland (ranking second in priority to the fixed security created pursuant to the Standard Securities) dated 27 September 2001 executed and delivered by CableTel (UK) Limited and National Transcommunications Limited in favour of the Second Security Trustee to hold for the benefit of the Term Banks, the Agent and itself.

         "Section 425" means section 425 of the Companies Act 1985.

         "Secured Ancillary Facilities" means any bank facilities made available to members of the UK Group (on normal commercial terms) pursuant to documentation in the agreed form and where the providers of such facilities have each acceded to the Security Trust Agreement as a Secured Ancillary Facilities Provider provided that the aggregate indebtedness of all members of the UK Group in respect of Secured Ancillary Facilities at no time exceeds (pound)40,000,000 (or its equivalent).

         "Secured Ancillary Facilities Provider" means a financial institution which has executed a Secured Party Accession Undertaking (as defined in the Security Trust Agreement) and delivered such to the Security Trustee, thereby allowing it to share in the Security.

         "Secured Hedging Agreement" means a Hedging Agreement entered into between a member of the UK Group and a Hedge Counterparty for the purpose of hedging the payment obligations of the Obligors under the Finance Documents.

         "Security" means the security from time to time constituted by or pursuant to the Security Documents and the guarantees provided hereunder.

         "Security Documents" means the documents constituting the UK Group Security and the New NTL Security Over Cash Agreement, the New Holdco Security over Cash Agreement and any other agreement or document (other than the Second Security Documents) pursuant to which any member of the Group creates any security interest in favour of the Finance Parties (or the Security Trustee on their behalf) for all or any part of the obligations of the Obligors or any of them under any of the Finance Documents.

         "Security Trust Agreement" means the security trust agreement dated 30 May 2000 entered into in connection herewith between, inter alia, the Security Trustee, the Agent and the Banks.

         "Series A Warrants", and each defined term referred to in the definition thereof, has the meaning ascribed thereto in Appendix A (The Plan - Article I - Definitions, Rules of Interpretation and Computation of Time).

         "Share Charge Agreement" means the share charge agreement, dated 21 February 2001, between certain members of the UK Group as chargors and the Security Trustee creating a first ranking charge over the chargors' rights and interests in certain shares as specified therein.

         "South Herts Facility" means the facility agreement dated 18 April 1995 between, among others, Cable & Wireless Communications (South Hertfordshire) Limited (now known as NTL (South Hertfordshire) Limited) and Bank of America, N.A.

         "South Herts Refinancing Loan" means a loan of up to (pound)17,100,000 from the Target to Cable & Wireless Communications (South Hertfordshire) Limited (now known as NTL (South Hertfordshire Limited) where:

         (a) such a loan is used by Cable & Wireless Communications (South Hertfordshire) Limited (now known as NTL (South Hertfordshire) Limited) to refinance its existing outstandings under the South Herts Facility; and

         (b) Cable & Wireless Communications (South Hertfordshire) Limited (now known as NTL (South Hertfordshire) Limited) provides security in respect of its obligations under such a loan, substantially similar to the security provided by it in respect of the South Herts Facility.

         "Specified Quarter Date" means 30 June or 31 December, as the case may be.

         "Standard Securities" means the first ranking or, in the case of the Second Security Documents, second ranking (ranking only behind the first ranking security created pursuant to the Security Documents) fixed security over certain real or heritable property located in Scotland given in favour of the Security Trustee or the Second Security Trustee.

         "Standard Security Documents" means:

         (a) the first ranking fixed security over certain property situated in Scotland, dated 12 April 2001, granted by CableTel (UK) Limited in favour of the Security Trustee;

         (b) the first ranking fixed security over certain property situated in North Lanarkshire, Scotland, dated 21 February 2001, granted by National Transcommunications Limited in favour of the Security Trustee; and

         (c) the first ranking fixed security over certain property situated in Edinburgh, Scotland, dated 21 February 2001, granted by National Transcommunications Limited in favour of the Security Trustee.

         "Statutory Requirements" means any applicable provision or requirement of any Act of Parliament including the Telecommunications Act 1984, the Cable and Broadcasting Act 1984 and the Cable and the Broadcasting Act 1990 or any instrument, rule or order made under any Act of Parliament or any regulation or by-law of any local or other competent authority or any statutory undertaking or statutory company which has jurisdiction in relation to the carrying out, use, occupation, operation of the properties or the businesses of any member of the UK Group carried out thereon.

         "Subordinated Funding" means:

         (a) the subscription by New NTL or any member of the Covenant Group, for new equity capital of the Parent; and

         (b)      Subordinated UK Group Debt.

         "Subordinated UK Group Debt" means any loan made by NTL UK to the Parent, where:

         (a) such a loan has been subordinated to the Loan pursuant to the NTL UK Revolving Bank Subordination Agreement or the NTL UK Term Bank Subordination Agreement; and

         (b) NTL UK has assigned its rights in respect of such a loan to the Security Trustee and the Second Security Trustee as security for the obligations of the Obligors under the Finance Documents pursuant to the NTL UK Intra-Group Loan Assignment and the Second NTL UK Intra-Group Loan Assignment.

         "Subordination Agreement" means each subordination agreement in the agreed form executed or to be executed by any member of the Covenant Group in favour of the Security Trustee, or executed by a member of the Covenant Group in favour of the Second Security Trustee, pursuant to which the indebtedness identified therein owed by any member of the UK Group to such member of the Covenant Group is subordinated to the obligations of the Obligors under the Finance Documents.

         "Supplemental Mortgage" means the mortgage, dated 26 June 2001, between NTL Communication Services Limited and the Security Trustee, creating first fixed security in relation to Volvo House, Southampton.

         "Syndication Date" means 4 September 2000.

         "Target" means Cable & Wireless Communications Limited (company number 3288998) (now known as NTL (CWC) Limited).

         "Target Group Excluded Subsidiaries" means:

         (a) NTL (South Hertfordshire) Limited, formerly known as Cable & Wireless Communications (South Hertfordshire) Limited, and its subsidiaries;

         (b)      Fawnspring Limited;

         (c) any company which, at the relevant time, was a subsidiary of CWC Holdings which at such time was a Dormant Subsidiary and which (i) had assets with an aggregate value of (pound)10,000 or less and (ii) did not hold a Licence; and

         (d) any company which, at the relevant time, was a subsidiary of CWC Holdings which at such time was a Project Company.

         "Target Group" means CWC Holdings, Target and its direct and indirect subsidiaries (other than such of the Target Group Excluded Subsidiaries which were subsidiaries of the Target immediately after the Second Caxton Sale) immediately after the Second Caxton Sale, such comprising the CWC ConsumerCo Business.

         "Term" means, in relation to any Revolving Advance, save as otherwise provided herein, the period for which such Revolving Advance is borrowed, as specified in the Notice of Drawdown relating thereto.

         "Term Advance" means the advance made by the Term Banks under the Term Facility and each portion thereof resulting from a division provided for in Clause 6.4 (Division of Term Advances) or a consolidation provided for in Clause 6.3 (Consolidation of Term Advances), as the same may be reduced by payment in accordance with Clause 11 (Repayment of the Term Facility), Clause 12 (Cancellation and Prepayment), Clause 13 (Mandatory Prepayment) or Clause 17 (Illegality) or any other provision of this Agreement.

         "Term Bank" means any company, bank or financial institution:

         (a)      named in Part B (Term Banks) of Schedule 1 (The Banks); or

         (b) which has become a party hereto as a Term Bank in accordance with Clause 34.4 (Assignments by Banks) or Clause 34.5 (Transfers by Banks),

                  and which has not ceased to be a party hereto in accordance with the terms hereof.

         "Term Commitment" means, in relation to a Term Bank at any time and save as otherwise provided herein, the amount set opposite its name under the heading "Term Commitment" in Part B (Term Banks) of
         Schedule 1 (The Banks).

         "Term Effective Date" means the date referred to in clause 2.1 (Conditions Precedent) of the First Restatement Amendment Agreement, being 26 September 2001.

         "Term Execution Date" means the date of the First Restatement Amendment Agreement.

         "Term Facility" means the term loan facility granted to the Post-Novation Borrower in this Agreement in an aggregate principal amount of (pound)200,000,000 subject to reduction as herein provided.

         "Term Final Maturity Date" means 30 September 2007.

         "Term Instructing Group" means a Term Bank or Term Banks to whom in aggregate more than sixty-six and two thirds per cent. of the amount of the Term Loan is (or, immediately prior to its repayment, was then) owed.

         "Term Loan" means, at any time, the aggregate principal amount of the outstanding Term Advances at such time.

         "Term Margin" means 5.5 per cent. per annum.

         "Term Prepayment Amount" means, at any time:

         (a) prior to the first anniversary of the Term Effective Date, two per cent. of the portion of the Term Loan prepaid at such time;

         (b) during the period from the first anniversary of the Term Effective Date to (but excluding) the second anniversary of the Term Effective Date, 1.5 per cent. of the portion of the Term Loan prepaid at such time; and

         (c) during the period from the second anniversary of the Term Effective Date to (and including) the third anniversary of the Term Effective Date, one per cent. of the portion of the Term Loan prepaid at such time.

         "Term Repayment Date" means each of the dates specified in Clause
         11.1 (Term Repayment Instalments), provided that if such day is not a Business Day, the Term Repayment Date shall be the next succeeding Business Day.

         "Total Commitments" means the aggregate of the Total Revolving Commitments and the Total Term Commitments.

         "Total Revolving Commitments" means, at any time, the aggregate of the Revolving Banks' Revolving Commitments at such time.

         "Total Term Commitments" means, at any time, the aggregate of the Term Banks' Term Commitments at such time.

         "Transaction Agreement" means the restated agreement dated as of 26 July 1999 between Bell Atlantic Corporation, Cable & Wireless, the Target and Euroco (as amended from time to time before the Second Restatement Amendment Effective Date, and as amended from time to time after the Second Restatement Amendment Effective Date and notified to the Agent).

         "Transfer Certificate" means a certificate substantially in the form set out in Schedule 2 (Form of Transfer Certificate) or in such other form as may be agreed between the Parent and the Agent signed by a Bank and a Transferee under which:

         (a) such Bank seeks to procure the transfer to such Transferee of all or a part of such Bank's rights, benefits and obligations under the Finance Documents upon and subject to the terms and conditions set out in Clause 34.3 (Assignment and Transfers by Banks); and

         (b) such Transferee undertakes to perform the obligations it will assume as a result of delivery of such certificate to the Agent as contemplated in Clause 34.5 (Transfers by Banks).

         "Transfer Date" means, in relation to any Transfer Certificate, the date for the making of the transfer as specified in such Transfer Certificate.

         "Transferee" means a person to which a Bank seeks to transfer by novation all or part of such Bank's rights, benefits and obligations under the Finance Documents.

         "Treaty Lender" means a Bank which:

         (a) is treated as a resident of a Treaty State for the purposes of the Treaty; and

         (b) does not carry on a business in the United Kingdom through a permanent establishment with which that Bank's participation in the Loan is effectively connected,

         provided that in the case of each Bank which is an Additional Finance Provider, unless the Parent otherwise agrees, either such Bank has:

         (a) provided to the appropriate department of the UK Inland Revenue a correct and complete claim for that payment to be made without withholding or deduction for and on account of tax under the double taxation agreement which claim has been certified by the relevant non-UK tax authority as applicable under the relevant double taxation agreement; or

         (b) complied with such other arrangement as may be agreed between the Parent (acting reasonably) and such Bank.

         "Treaty on European Union" means the Treaty of Rome of 25 March 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on 7 February 1992 and came into force on 1 November 1993).

         "Treaty State" means a jurisdiction having a double taxation agreement (a "Treaty") with the United Kingdom which makes provision for exemption from tax imposed by the United Kingdom on interest.

         "Triangle Notes" means the 11.2% senior discount debentures due 15 November 2007, with a principal amount at maturity of $517,300,000, issued by NTL Triangle LLC (formerly known as Comcast UK Cable Partners Limited).

         "UK Group" means:

         (a) for the purpose of the definition of Required Monthly Information, 19.9 (Audited Financial Statements), Clause
                  20.1 (Annual Statements), Clause 20.2 (Quarterly Statements), Clause 21.1 (UK Group Financial Condition), Clause 21.3 (Financial Definitions) and any other provisions of this Agreement using the definitions defined in Clause
                  21.3 (Financial Definitions):

                  (i)       the Parent;

                  (ii) NTL (South Hertfordshire) Limited (formerly known as Cable & Wireless Communications (South Hertfordshire) Limited) for so long as a member of the UK Group is the general partner of South Hertfordshire United Kingdom Fund, Ltd; and

                  (iii) each of the Parent's direct and indirect subsidiaries from time to time, excluding the UK Group Excluded Subsidiaries (other than NTL (South Hertfordshire) Limited (formerly known as Cable & Wireless Communications (South Hertfordshire) Limited)); and

         (b) for all other purposes, the Parent and each of its direct and indirect subsidiaries from time to time other than the UK Group Excluded Subsidiaries.

         The Target and the other members of the Target Group became members of the UK Group on the Pushdown Date. For information purposes only, the members of the UK Group on the date of the Second Restatement Amendment Agreement are listed in Schedule 12 (Members of the UK Group).

         "UK Group Excluded Subsidiary" means:

         (a) any subsidiary of the Parent which is a Dormant Subsidiary and which (i) has assets (save for loans existing on the Execution Date owed to it by other members of the UK Group) with an aggregate value of (pound)10,000 or less; (ii) does not hold a Licence and (iii) is not a Guarantor;

         (b)      Moleseye Limited;

         (c)      Fawnspring Limited;

         (d) any member of the NTL Triangle Sub-Group (until such time as the Parent elects for the members of the NTL Triangle Sub-Group to become Guarantors in accordance with Clause
                  37.4 (NTL Triangle Accession));

         (e) NTL (South Hertfordshire) Limited (formerly known as Cable & Wireless Communications (South Hertfordshire) Limited and its subsidiaries, until such time as NTL (South
                  Hertfordshire) Limited becomes a wholly-owned subsidiary of the Parent;

         (f)      any subsidiary of the Parent which is a Project Company; and

         (g) any company which becomes a subsidiary of the Parent after the Execution Date pursuant to an Asset Passthrough,

         provided that any of such companies shall become a member of the UK Group and cease to be a UK Group Excluded Subsidiary if the Parent and the Agent (acting on the instructions of an Instructing Group, acting reasonably) so agree.

         "UK Group Security" means the security constituted by the NTL UK Intra-Group Loan Assignment, the Parent Intra-Group Loan Assignment, the Share Charge Agreement, the Scottish Share Pledge, the Standard Security Documents, the Indenture of Mortgage, the US Security Agreement, the US Pledge Agreement, each Debenture in favour of the Security Trustee, the Supplemental Mortgage and each Guarantor Accession Memorandum executed or to be executed by the Parent and sufficient members of the UK Group to ensure compliance with Clause
         22.25 (Guarantors).

         "Unpaid Sum" has the meaning ascribed in Clause 27.1 (Default Interest Periods).

         "Updated Business Plan" means the business plan for the Group in the agreed form and delivered as a condition precedent to the Second Restatement Amendment Effective Time.

         "US Pledge Agreement" means the pledge agreement (governed by New York law), dated 21 February 2001, between certain members of the UK Group as pledgors and the Security Trustee, creating a first ranking security and interest in relation to certain assets of the debtors as specified therein.

         "US Security Agreement" means the security agreement (governed by New York law), dated 21 February 2001, between certain members of the UK Group as debtors and the Security Trustee, creating first ranking security over the rights and interests in relation to certain shares as specified therein.

         "VAT Act" means the Value Added Tax Act 1994.

         "Working Capital Facility" means the working capital facility made available to the Parent under the Working Capital Facility Agreement.

         "Working Capital Facility Agreement" means the credit agreement dated 30 May 2000, originally in an amount of (pound)1,300,000,000 and entered into between the Parent as borrower, the parties named therein as guarantors, J.P. Morgan Europe Limited (formerly known as Chase Manhattan International Limited) as agent and others.

         "Working Capital Facility Agent" means the person from time to time appointed as the agent of the lenders under the Working Capital Facility, at the Restatement Amendment Effective Date being J.P. Morgan Europe Limited.

1.2      Interpretation
         Any reference in this Agreement to:

         the "Agent", an "Arranger", the "Security Trustee", the "Second Security Trustee" or any "Bank" shall be construed so as to include it and any subsequent successors and permitted transferees in accordance with their respective interests;

         an "affiliate" of a person shall be construed as a reference to a subsidiary of that person or a holding company of that person or any other subsidiary or holding company of that holding company;

         "agreed form" in relation to any document means a form which is initialled by each of the Agent and the Parent for the purposes of identification (as such form may be amended from time to time by agreement between such parties) or, if not so initialled, is a document in form and substance reasonably satisfactory to the Agent;

         "assets" includes present and future properties, revenues and rights of every description;

         a "company" includes any body corporate;

         "continuing", in relation to an Event of Default, shall be construed as a reference to an Event of Default which has not been waived in writing or remedied and, in relation to a Potential Event of Default, one which has not been remedied within the relevant grace period or waived in accordance with the terms hereof;

         "disposal" includes any sale, lease, transfer or other disposal;

         the "equivalent" on any date in one currency (the "first currency") of an amount denominated in another currency (the "second currency") is a reference to the amount of the first currency which could be purchased with the amount of the second currency at the spot rate of exchange quoted by the Agent at or about 11.00 a.m. on such date for the purchase of the first currency with the second currency;

         "HM Customs & Excise" shall be construed as including "the Commissioners" as defined in section 96(1) of the VAT Act;

         a "holding company" of a company or corporation shall be construed as a reference to any company or corporation of which the first-mentioned company or corporation is a subsidiary;

         "indebtedness" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

         a "law" shall be construed as any law (including common or customary law), statute, constitution, decree, judgment, treaty, regulation, directive, by-law, order or any other legislative measure of any government, supranational, local government, statutory or regulatory body or court;

         "leasehold" shall be construed so as to include any property in Scotland, title to which is held under a duly registered or recorded long lease;

         a "member state" shall be construed as a reference to a member state of the European Union;

         a "month" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next succeeding calendar month save that:

         (a) if any such numerically corresponding day is not a Business Day, such period shall end on the immediately succeeding Business Day to occur in that next succeeding calendar month or, if none, it shall end on the immediately preceding Business Day; and

         (b) if there is no numerically corresponding day in that next succeeding calendar month, that period shall end on the last Business Day in that next succeeding calendar month,

         (and references to "months" shall be construed accordingly);

         a "person" shall be construed as a reference to any person, firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing.

         "repay" (or any derivative form thereof) shall, subject to any contrary indication, be construed to include "prepay" (or, as the case may be, the corresponding derivative form thereof) and vice versa;

         a "subsidiary" of a company or corporation shall be construed as a reference to:

         (a)      any company or corporation:

                  (i) which is controlled, directly or indirectly, by the first-mentioned company or corporation;

                  (ii) more than half the issued share capital of which is beneficially owned, directly or indirectly, by the first-mentioned company or corporation; or

                  (iii) which is a subsidiary of another subsidiary of the first-mentioned company or corporation,

                  and, for these purposes, a company or corporation shall be treated as being controlled by another if that other company or corporation is able to direct its affairs and/or to control the composition of its board of directors or equivalent body; and

         (b) for the purposes only of Clause 20 (Financial Information), Clause 21 (Financial Condition) and any other Clause where the financial definitions referred to in Clause 21.3 (Financial Definitions) are used in this Agreement, any company or corporation which is a subsidiary undertaking as defined in section 258 of the Companies Act 1985 or any other legal entity which is accounted for as a subsidiary of that first mentioned company or corporation;

         a "successor" shall be construed so as to include an assignee or successor in title of such party and any person who under the laws of its jurisdiction of incorporation or domicile has assumed the rights and obligations of such party under this Agreement or to which, under such laws, such rights and obligations have been transferred;

         "tax" shall be construed so as to include any tax, levy, impost, duty or other charge of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same);

         "VAT" shall be construed as a reference to United Kingdom value added tax as imposed by the VAT Act and any legislation supplemental thereto;

         a "wholly-owned subsidiary" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

         the "winding-up", "dissolution" or "administration" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

1.3      Currency Symbols

         1.3.1 "(pound)" and "sterling" denote lawful currency of the United Kingdom and "$" and "dollars" denote lawful currency of the United States of America.

         1.3.2 "euro" means the single currency unit of the European Union as constituted by the Treaty on European Union as referred to in EMU Legislation and "euro unit" means the currency unit of the euro as defined in EMU Legislation.

1.4      Agreements and Statutes
         Any reference in a Finance Document to:

         1.4.1 this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented (subject to and in accordance with the provisions of this Agreement, where applicable); and

         1.4.2 a statute or treaty shall be construed as a reference to such statute or treaty as the same may have been, or may from time to time be, amended or, in the case of a statute, re-enacted.

1.5      Headings
         Clause and Schedule headings are for ease of reference only.

1.6      Time
         Any reference in this Agreement to a time of day shall, unless a contrary indication appears, be a reference to London time.

1.7      Terms defined in Debentures
         Unless otherwise defined in any Debenture or if the context otherwise requires, a term defined in this Agreement or in any other Finance Document has the same meaning in such Debenture or any notice given under or in connection with such Debenture, as if all references in the defined terms to the Agreement or other Finance Document were a reference to such Debenture or such notice.

1.8      Construction
         Clauses 1.2 (Interpretation) to 1.6 (Time) of this Agreement will apply as if incorporated in each Debenture or in any notice given under or in connection with such Debenture, as if all references in such Clauses to the Agreement were a reference to such Debenture or such notice.

1.9      Application of provisions in Agreement
         Clauses 26 (Costs and Expenses), 28.2 (Currency Indemnity), 39 (Remedies and Waivers, Partial Invalidity), 40 (Notices) and 44 (Jurisdiction) of this Agreement are deemed to form part of each Debenture as if expressly incorporated into it and as if all references in such Clauses to the Agreement were a reference to each Debenture.

1.10     Clause and Schedule References
         References in this Agreement to any Clause or Schedule shall, save as otherwise specified, be to a Clause or Schedule contained in this Agreement.

1.11     Third Party Rights
         Save as provided herein, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

2.       THE FACILITIES

2.1      Grant of the Facilities
         Upon the terms and subject to the conditions hereof, the Revolving Banks have granted to the Borrowers the Revolving Facility and the Term Banks have granted to the Post-Novation Borrower the Term Facility (which is fully drawn), in each case, as the same may be reduced in accordance with the terms hereof provided that no Borrower organised under the laws of any state of the United States of America may borrow any amount under the Revolving Facility unless New NTL gives its prior written consent to such borrowing.

2.2      Purpose
         2.2.1    The Revolving Facility is intended to be used by the
                  Borrowers:

                  (a) to finance the working capital requirements of the UK Group; and

                  (b)       to finance, or refinance, Permitted Acquisitions;
                            and

                  (c)       to finance Asset Adjustment Payments.

         2.2.2 The Term Facility was intended, and was applied, by the Post-Novation Borrower to refinance amounts outstanding under the Revolving Facility.

2.3      Application
         2.3.1 Each Borrower shall apply all amounts raised by it under the Revolving Facility in or towards satisfaction of the purposes specified in sub-clause 2.2.1 of Clause 2.2 (Purpose).

         2.3.2 The Post-Novation Borrower has applied all amounts raised by it under the Term Facility in or towards satisfaction of the purposes specified in sub-clause 2.2.2 of Clause 2.2 (Purpose).

         2.3.3 None of the Finance Parties shall be obliged to concern itself with such aforementioned application.

2.4      Initial Conditions Precedent
         2.4.1 The conditions precedent to the initial availability of the Revolving Facility (being the documents and other evidence listed in Schedule 3 (Initial Revolving Bank Conditions Precedent)) have been satisfied.

         2.4.2 The condition precedent to the initial availability of the Term Facility and the amendment and restatement of this Agreement pursuant to the First Restatement Amendment Agreement (being the occurrence of the Term Effective Date) has been satisfied.

2.5      Banks' Obligations Several
         The obligations of each Bank are several and the failure by a Bank to perform its obligations hereunder shall not affect the obligations of an Obligor towards any other party hereto nor shall any other party be liable for the failure by such Bank to perform its obligations hereunder.

2.6      Banks' Rights Several
         The rights of each Bank are several and any debt arising hereunder at any time from an Obligor to any of the other parties hereto shall be a separate and independent debt. Each such party shall, save as otherwise provided in this Agreement, the Security Trust Agreement and the Second Security Trust Agreement, be entitled to protect and enforce its individual rights arising out of this Agreement independently of any other party (so that it shall not be necessary for any party hereto to be joined as an additional party in any proceedings for this purpose).

2.7      Acknowledgement of Second Security
         The Revolving Banks acknowledge that, notwithstanding that the Security covers the Term Loan and the Term Banks, the Term Banks have also taken the security constituted by, or pursuant to, the Second Security Documents. Each party hereto undertakes that it will not at any time bring any legal action to challenge the validity or effectiveness of any of the security purported to be created under or pursuant to any Security Document or Second Security Document. Further, and for the avoidance of doubt, the Term Banks acknowledge (for the purposes of section 94 of the Law of Property Act, 1925) that, notwithstanding the Second Security, all Advances made by the Banks from time to time are intended to have the benefit of the Security which ranks in priority to the Second Security given in respect of the Term Advances.

3.       UTILISATION OF THE REVOLVING FACILITY

3.1      Drawdown Conditions for Revolving Advances
         A Revolving Advance will be made by the Revolving Banks to a Borrower if:

         3.1.1 during the Notice Period, the Agent has received a completed Notice of Drawdown from such Borrower;

         3.1.2 the proposed date for the making of such Revolving Advance is a Business Day falling one month or more before the Revolving Termination Date;

         3.1.3 the proposed amount of such Revolving Advance is (a) if less than the Available Revolving Facility an amount or integral multiple of (pound)50,000,000 or (b) equal to the amount of the Available Revolving Facility;

         3.1.4 there would not, immediately after the making of such a Revolving Advance, be more than ten Revolving Advances outstanding;

         3.1.5 save for Rollover Advances, neither of the events mentioned in sub-clauses 8.1.1 and 8.1.2 of 8.1 (Market Disruption) shall have occurred;

         3.1.6 the proposed Term of the Revolving Advance requested shall be a period of one, two, three or six months or such other period as the Agent (acting on the instructions of all Revolving Banks) may agree in each case ending on or before the Revolving Termination Date; and

         3.1.7 on and as of the proposed date for the making of such Revolving Advance:

                  (a) in the case of Revolving Advances (other than Rollover Advances), (i) no Event of Default or Potential Event of Default is continuing and (ii) the Repeated Representations are true in all material respects; and

                  (b) in the case of Rollover Advances (i) no Event of Default is continuing and (ii) those of the Repeated Representations which are not capable of remedy or change if incorrect or misleading in any material respect, are true in all material respects.

3.2      Each Revolving Bank's Participation in Revolving Advances
         Each Revolving Bank will participate through its Facility Office in each Revolving Advance made pursuant to this Clause 3 in the proportion borne by its Available Revolving Commitment to the Available Revolving Facility immediately prior to the making of that Revolving Advance.

3.3      Reduction of Available Revolving Commitment
         If a Revolving Bank's Revolving Commitment is reduced in accordance with the terms hereof after the Agent has received the Notice of Drawdown for a Revolving Advance and such reduction was not taken into account in the Available Revolving Facility, then the amount of that Revolving Advance shall be reduced accordingly.

4.       PAYMENT AND CALCULATION OF INTEREST ON REVOLVING ADVANCES

4.1      Payment of Interest
         On the Repayment Date relating to each Revolving Advance (and, if the Term of such Revolving Advance exceeds six months, on the expiry of each period of six months during such Term) the Borrower to which such Revolving Advance has been made shall pay accrued interest on that Revolving Advance.

4.2      Calculation of Interest
         The rate of interest applicable to a Revolving Advance from time to time during its Term shall be the rate per annum which is the sum of:

         4.2.1    the Revolving Margin at such time;

         4.2.2    the Mandatory Cost Rate; and

         4.2.3    LIBOR.

4.3      Revolving Margin Ratchet
         The Revolving Margin shall:

         4.3.1 from the Second Restatement Amendment Effective Date until the date falling 6 months after such date, be 3.50 per cent. per annum; and

         4.3.2 at any time thereafter, subject to Clause 4.5 (Revolving Default Margin) and in accordance with the provisions of Clause 4.4 (Revolving Margin Changes), be the percentage rate per annum determined by the ratio of UK Group Consolidated Total Debt on the most recent Specified Quarter Date to Consolidated Annualised EBITDA of the UK Group for the Relevant Period which ends on such most recent Specified Quarter Date in accordance with the table set out below.

                   --------------------------------------------------------------- ------------------------------------------
                   Ratio  of UK Group  Consolidated  Total  Debt to  Consolidated   Revolving Margin (per cent. per annum)
                   Annualised EBITDA of the UK Group
                   --------------------------------------------------------------- ------------------------------------------
                   Greater than or equal to 5:1                                                      4.00
                   --------------------------------------------------------------- ------------------------------------------
                   Less than 5:1 and greater than or equal to 4:1                                    3.00
                   --------------------------------------------------------------- ------------------------------------------
                   Less than 4:1                                                                     2.50
                   --------------------------------------------------------------- ------------------------------------------


4.4      Revolving Margin Changes
         Any reduction or increase to the Revolving Margin provided for by Clause 4.3 (Revolving Margin Ratchet) shall take effect in relation to all existing Revolving Advances and future Revolving Advances, in each case with effect from the date the Agent receives the Compliance Certificate in accordance with Clause 20.5 (Compliance

         Certificates) for its most recent Specified Quarter Date save that the first reduction or increase to the Revolving Margin from the rate specified in sub-clause 4.3.1 of Clause 4.3 (Revolving Margin Ratchet) shall take effect from the date the Agent receives the first Compliance Certificate delivered in accordance with Clause 20.5 (Compliance Certificates) after the date falling six months after the Second Restatement Amendment Effective Date. Any change in the Revolving Margin applicable to an existing Revolving Advance shall only relate to the remainder of the current Term of such a Revolving Advance.

4.5      Revolving Default Margin
         If at any time on or after the date falling 6 months after the Second Restatement Amendment Effective Date the Agent (acting reasonably) determines (in writing) that an Event of Default or Potential Event of Default has occurred or come into existence, the Revolving Margin shall, from the date of such determination until the date specified by the Agent (in writing) as being the date on which it has been demonstrated to its satisfaction (acting reasonably) that such Event of Default or Potential Event of Default is no longer continuing, be 4 per cent. per annum. The Agent shall promptly notify the other parties hereto of any determination that an Event of Default or Potential Event of Default has occurred or exists or, as the case may be, that it has been demonstrated to its satisfaction (acting reasonably) that such is no longer continuing.

5.       UTILISATION OF THE TERM FACILITY

         The Term Facility has been utilised in full.

6.       INTEREST PERIODS FOR TERM ADVANCES

6.1      Interest Periods
         The period for which a Term Advance is outstanding shall be divided into successive periods (each an "Interest Period") each of which (other than the first, which shall begin on the day the Term Advance is made) shall start on the last day of the preceding Interest Period.

6.2      Duration
         The duration of each Interest Period shall, save as otherwise provided herein, be one, two, three or six months or such other period as the Agent (acting on the instructions of all Term Banks) may agree, in each case as the Post-Novation Borrower may by not less than five Business Days' prior notice (or such shorter notice period as all the Term Banks may agree) to the Agent select, provided that:

         6.2.1 if the Post-Novation Borrower fails to give such notice of its selection in relation to an Interest Period, the duration of that Interest Period shall, subject to sub-clause 6.2.2 of this Clause 6.2, be one month; and

         6.2.2 in respect of a Term Advance which, after taking into account other Term Advances with Interest Periods ending on or before a given Term Repayment Date, needs to be applied in whole or in part in a repayment of the Term Loan on such Term Repayment Date in accordance with Clause 11.1 (Term Repayment Instalments), an Interest Period which would otherwise end during the month preceding, or extend beyond, that Term Repayment Date shall be of such duration that it shall end on that Term Repayment Date.

6.3      Consolidation of Term Advances
         If two or more Interest Periods end at the same time, then, on the last day of those Interest Periods, the Term Advances to which they relate shall be consolidated into and treated as a single Term Advance.

6.4      Division of Term Advances
         The Post-Novation Borrower may, by not less than five Business Days' prior notice (or such shorter notice period as all the Term Banks may agree) to the Agent, direct that a Term Advance shall, at the beginning of any Interest Period relating thereto, be divided into (and thereafter, save as otherwise provided herein, treated in all respects as) two or more Term Advances in such amounts (in aggregate, equalling the amount of the Term Advance being so divided) as shall be specified by the Post-Novation Borrower in such notice, provided that the Post-Novation Borrower shall not be entitled to make such a direction if any Term Advance thereby coming into existence would be of an amount less than (pound)50,000,000.

7.       PAYMENT AND CALCULATION OF INTEREST ON TERM ADVANCES

7.1      Payment of Interest
         On the last day of each Interest Period (and, if such Interest Period exceeds six months, on the expiry of each period of six months during such Interest Period), the Post-Novation Borrower shall pay accrued interest on the Term Advance to which such Interest Period relates.

7.2      Calculation of Interest
         The rate of interest applicable to a Term Advance from time to time during an Interest Period relating thereto shall be the rate per annum which is the sum of:

         7.2.1    the Term Margin;

         7.2.2    the Mandatory Cost Rate; and

         7.2.3    LIBOR.

8.       MARKET DISRUPTION AND ALTERNATIVE INTEREST RATES

8.1      Market Disruption
         If:

         8.1.1 in relation to any Advance LIBOR is to be determined by reference to Reference Banks and at or about 11.00 a.m. on the Quotation Date for the relevant Term or Interest Period none or only one of the Reference Banks supplies a rate for the purpose of determining LIBOR for the relevant Term or Interest Period; or

         8.1.2 in relation to a Revolving Advance, before the close of business in London on the Quotation Date for such Advance the Agent has been notified by a Revolving Bank or Revolving Banks to whom in aggregate fifty per cent. or more of such Revolving Advance would be owed if made, that LIBOR does not accurately reflect the cost of funding its participation in such Revolving Advance; or

         8.1.3 in relation to a Term Advance, before the close of business in London on the Quotation Date for such Advance the Agent has been notified by a Term Bank or Terms Banks to whom in aggregate fifty per cent. or more of such Term Advance is owed that LIBOR does not accurately reflect the cost of funding its participation in such Term Advance, then the Agent shall notify the Parent, the relevant Borrower and the Revolving Banks or, as the case may be, the Term Banks of such event and, notwithstanding anything to the contrary in this Agreement, Clause 8.2 (Substitute Interest Rate and Substitute Term or Interest Period) shall apply to such Advance (if it is a Rollover Advance or a Term Advance that is already outstanding). If any of sub-clauses 8.1.1, 8.1.2 or 8.1.3 of this Clause 8.1 applies to a proposed Revolving Advance (other than a Rollover Advance), such Revolving Advance shall not be made or permitted.

8.2      Substitute Interest Rate and Substitute Term or Interest Period
         If sub-clause 8.1.1 of Clause 8.1 (Market Disruption) applies to an Advance, the duration of the relevant Term or Interest Period shall be one month or, if less, such that it shall end on the Revolving Termination Date (in the case of a Rollover Advance) or the next succeeding Term Repayment Date (in the case of a Term Advance). If any of sub-clauses 8.1.1, 8.1.2 or 8.1.3 of Clause 8.1 (Market Disruption) applies to an Advance, the rate of interest applicable to each Revolving Bank's or, as the case may be, each Term Bank's portion of such Advance during the relevant Term or Interest Period shall (subject to any agreement reached pursuant to Clause 8.3 (Alternative Rate)) be the rate per annum which is the sum of:

         8.2.1 the Revolving Margin at such time or, as the case may be, the Term Margin;

         8.2.2    the Mandatory Cost Rate; and

         8.2.3 the rate per annum notified to the Agent by such Revolving Bank or such Term Bank before the last day of such Term or Interest Period to be that which expresses as a percentage rate per annum the cost to such Revolving Bank or Term Bank of funding from whatever sources it may reasonably select its portion of such Advance during such Term or Interest Period.

8.3      Alternative Rate
         If any of those events mentioned in sub-clauses 8.1.1, 8.1.2 or 8.1.3 of Clause 8.1 (Market Disruption) occurs in relation to an Advance and if the Agent or the Parent so requires, the Agent and the Parent shall enter into negotiations with a view to agreeing a substitute basis (i) for determining the rates of interest from time to time applicable to the relevant Advances and/or (ii) upon which the relevant Advances may be maintained (whether in sterling or some other currency) thereafter and any such substitute basis that is agreed shall take effect in accordance with its terms and be binding on each party hereto, provided that the Agent may not agree any such substitute basis without the prior consent of each Bank (which is not to be unreasonably withheld).

9.       NOTIFICATION

9.1      Advances

         9.1.1 The Agent shall, promptly upon its receipt of a Notice of Drawdown, notify each Revolving Bank of:

                  (a)       the name of the Borrower;

                  (b)       the proposed amount of the relevant Revolving
                            Advance;

                  (c)       the proposed length of the relevant Term; and

                  (d) the aggregate principal amount of the relevant Revolving Advance allocated to such Bank pursuant to Clause 3.2 (Each Revolving Bank's Participation in Revolving Advances).

         9.1.2 The Agent shall, promptly upon receipt of notification under Clause 6.2 (Duration), notify each Term Bank of the proposed length of the Interest Period for the Term Advance to which such notice relates.

9.2      Interest Rate Determination
         The Agent shall promptly notify the relevant Borrower and the Revolving Banks or, as the case may be, the Term Banks of each determination of LIBOR, the Mandatory Cost Rate and (in the case of the Revolving Banks) the Revolving Margin or (in the case of the Term Banks) the Term Margin.

9.3      Changes to Advances or Interest Rates
         The Agent shall promptly notify the relevant Borrower and the Revolving Banks or, as the case may be, the Term Banks of any change to (a) the proposed length of a Term or Interest Period or (b) any interest rate occasioned by the operation of Clause 8 (Market Disruption and Alternative Interest Rates).

10.      REPAYMENT OF THE REVOLVING FACILITY

         Each Borrower to which a Revolving Advance has been made shall repay the Revolving Advance made to it in full on the Repayment Date relating thereto. For the avoidance of doubt, the Revolving Facility shall be repaid in full on the Revolving Termination Date.

11.      REPAYMENT OF THE TERM FACILITY

11.1     Term Repayment Instalments

         The Post-Novation Borrower shall repay the Term Loan in instalments on each Term Repayment Date by repaying an amount equal to the amount (the "Repayment Instalment"), set opposite that Term Repayment Date in the table below.

        ----------------------------------------------------------- ---------------------------------------------------------
        Term Repayment Date                                                           Repayment Instalment
                                                                                               (pound)
        ----------------------------------------------------------- ---------------------------------------------------------
        30 June 2006                                                                       5,000,000
        ----------------------------------------------------------- ---------------------------------------------------------
        30 September 2006                                                                  5,000,000
        ----------------------------------------------------------- ---------------------------------------------------------

                                     -58-

        31 December 2006                                                                   10,000,000
        ----------------------------------------------------------- ---------------------------------------------------------
        31 March 2007                                                                      10,000,000
        ----------------------------------------------------------- ---------------------------------------------------------
        30 June 2007                                                                       10,000,000
        ----------------------------------------------------------- ---------------------------------------------------------
        30 September 2007                                           160,000,000 or, if different, the entire unpaid balance
                                                                                        of the Term Loan
        ----------------------------------------------------------- ---------------------------------------------------------


11.2     Selection of Term Advances
         If, in relation to a Term Repayment Date, the aggregate amount of the Term Advances exceeds the amount of the Term Loan to be repaid, the Post-Novation Borrower may, by not less than five Business Days' prior notice (or such shorter notice period as all the Term Banks may agree) to the Agent, select which of those Term Advances will be wholly or partially repaid, provided that:

         11.2.1 the Post-Novation Borrower may not make any such selection if, as a result, more than one such Term Advance would fall to be partially repaid; and

         11.2.2 if the Post-Novation Borrower fails to give such notice, the Agent shall select the Term Advances to be wholly or partially repaid.

12.      CANCELLATION AND PREPAYMENT

12.1     Cancellation of the Revolving Facility
         The Parent may, by giving to the Agent not less than five Business Days' prior written notice to that effect, cancel the whole or any part (being a minimum amount of (pound)50,000,000 and an integral multiple of (pound)10,000,000) of the Available Revolving Facility. Any such cancellation shall reduce the Available Revolving Commitment and Revolving Commitment of each Revolving Bank rateably. Any amount so cancelled under this Clause 12.1 may not be reborrowed.

12.2     Prepayment of the Revolving Facility
         Subject to the provisions of Clause 27.4 (Break Costs), a Borrower to which a Revolving Advance has been made may, by giving to the Agent not less than five Business Days' prior written notice to that effect, prepay the whole or any part of a Revolving Advance (being a minimum amount of (pound)50,000,000 and an integral multiple of (pound)10,000,000).

12.3     Prepayment of the Term Loan
         12.3.1 Subject to sub-clause 12.3.2, the Post-Novation Borrower may, by giving to the Agent not less than five Business Days' prior notice (or such shorter notice period as the Term Banks may agree) to that effect, prepay the whole or any part of the Term Loan (being a minimum amount of (pound)50,000,000 and an integral multiple of (pound)10,000,000). Any prepayment so made shall satisfy pro tanto the Post-Novation Borrower's obligations under Clause
                  11.1 (Term Repayment Instalments) and shall be applied rateably to the instalments provided for therein.

                  12.3.2 If any Term Bank receives any prepayment under sub-clause 12.3.1 above, the Post-Novation Borrower shall also, in addition to any amount payable under Clause 27.4 (Break Costs), pay to the Agent for the account of the Term Banks the applicable Term Prepayment Amount. No Term Prepayment Amount shall be payable in respect of a prepayment required by the Banks (or such of the Banks as may be relevant in accordance with Clause 42 (Amendments)) as a condition to any consent, amendment or waiver given under the Finance Documents.

                  12.3.3 Subject to this Clause 12.3 and whilst the Revolving Facility subsists, a prepayment may only be made under the Term Facility (a "Term Facility Prepayment") if a contemporaneous prepayment is made under the Revolving Facility (a "Revolving Facility Prepayment") (in accordance with Clause
                            12.2 (Prepayment of the Revolving Facility)) and the amount of the Revolving Facility Prepayment bears the same proportion to the sum of the Term Facility Prepayment and the Revolving Facility Prepayment as the Total Revolving Commitments bears to the Total Commitments at that time.

                  12.3.4 If, on the day on which the Term Facility Prepayment and the Revolving Facility Prepayment are due to be made, the amount of the Revolving Facility Prepayment determined under sub-clause
                            12.3.3 exceeds the Revolving Loan, the Revolving Loan shall be prepaid in full and the Available Revolving Facility shall be reduced by an amount equal to the difference between the Revolving Facility Prepayment determined under sub-clause
                            12.3.3 and the Revolving Loan. Any such
                            cancellation shall reduce the Available Revolving Commitment and Revolving Commitment of each Revolving Bank rateably. Any amount so prepaid or cancelled under this Clause 12.3 may not be reborrowed.

12.4     Notice of Cancellation or Prepayment
         Any notice of cancellation or prepayment given by the Parent or a Borrower pursuant to this Clause 12 shall be irrevocable, shall specify the date upon which such cancellation or prepayment is to be made and the amount of such cancellation or prepayment and, in the case of a notice of prepayment, shall oblige the relevant Borrower to make such prepayment on such date.

12.5     Repayment of a Bank's Share of Loan
         If:

         12.5.1 any sum payable to any Bank by an Obligor is required to be increased pursuant to Clause 14.1 (Tax Gross-up); or

         12.5.2   any Bank claims indemnification from an Obligor under Clause
                  14.2 (Tax Indemnity), the Agent claims indemnification from an Obligor under Clause 14.2 (Tax Indemnity) in respect of a payment received by it and paid by it to a Bank under the Finance Documents, or any Bank claims indemnification from a Borrower under Clause 16.1 (Increased Costs), the Parent may, whilst such circumstance continues, give the Agent at least five Business Days' prior written notice (which notice shall be irrevocable) of its intention to procure the repayment of such Bank's share of the Loan. On the last day of each then current Term or Interest Period, or at any other time subject to the provisions of Clause
                  27.4 (Break Costs), each Borrower to which an Advance has been made shall repay such Bank's portion of the Advance to which such Term or Interest Period relates. Any repayment of a Term Advance under this Clause 12.5 shall reduce rateably the remaining obligations of the Post-Novation Borrower under Clause 11.1 (Term Repayment Instalments).

12.6     No Further Advances
         A Bank for whose account a repayment is to be made under Clause 12.5 (Repayment of a Bank's Share of Loan) shall not be obliged to participate in the making of Revolving Advances on or after the date upon which the Agent receives the Parent's notice of its intention to procure the repayment of such Bank's share of the Loan, and such Bank's Available Revolving Commitment shall be reduced to zero.

12.7     No Other Repayments
         No Borrower shall repay all or any part of the Loan except at the times and in the manner expressly provided for in this Agreement.

13.      MANDATORY PREPAYMENT

13.1     Mandatory Prepayment from Excess Cash Flow
         The Parent shall ensure that within 15 Business Days of delivery of the most recent financial statements of the UK Group pursuant to Clause 20.2 (Quarterly Statements), commencing with the financial statements delivered in respect of the Financial Quarter ending 31 December 2002, a percentage of the Parent's determination of Excess Cash Flow for the Financial Quarter to which such quarterly financial statements relate (such determination of Excess Cash Flow to be made by reference to such quarterly financial statements and to be set out in sufficient detail (including the relevant numbers used in computing each component part of "Operating Cash Flow" and "Group Total Debt Service") delivered with such quarterly financial statements) is applied in cancellation and repayment of the Loan in accordance with Clause 13.6 (Application of Proceeds), irrespective of whether or not the Reporting Accountants have, prior to the end of such 15 Business Day period, verified the Parent's determination of Excess Cash Flow. The percentage of Excess Cash Flow in any Financial Quarter which is required to be applied in cancellation and repayment of the Loan pursuant to this Clause 13.1 shall be determined by reference to the ratio of UK Group Consolidated Total Debt to Consolidated Annualised EBITDA of the UK Group for such Financial Quarter in accordance with the table below:


        ----------------------------------------------------------- ---------------------------------------------------------
        Ratio of UK Group  Consolidated Total Debt to Consolidated      Percentage of Excess Cash Flow to be applied in
        Annualised EBITDA for the UK Group                                   cancellation and repayment of the Loan
        ----------------------------------------------------------- ---------------------------------------------------------
        Greater than or equal to 4.00:1                                                   75 per cent.


                                     -61-

        ----------------------------------------------------------- ---------------------------------------------------------
        Less than 4.00:1                                                                  50 per cent.
        ----------------------------------------------------------- ---------------------------------------------------------


         provided that if, pursuant to the foregoing provisions of this Clause 13.1, any amount is applied in cancellation and repayment of the Loan in accordance with Clause 13.6 (Application of Proceeds) prior to verification by the Reporting Accountants of the Parent's determination of Excess Cash Flow, and the subsequent verification thereof by the Reporting Accountants demonstrates that:

         (a) a further amount of Excess Cash Flow for the relevant Financial Quarter should have been applied in cancellation and repayment of the Loan in order to fully satisfy the Parent's obligations under this Clause 13.1, the Parent shall, within 5 Business Days of receipt of notification to such effect from the Agent or from the Reporting Accountants on behalf of the Agent, apply such further amount in cancellation and repayment of the Loan in accordance with Clause 13.6 (Application of Proceeds); or

         (b) the amount of Excess Cash Flow which should have been applied in cancellation and repayment of the Loan in order to fully satisfy the Parent's obligations under this Clause
                  13.1 for the relevant Financial Quarter (the "Verified Amount") is less than the amount actually applied by the Parent in cancellation and repayment of the Loan in respect of such Financial Quarter (the "Applied Amount"), the difference between the Applied Amount and the Verified Amount shall be deducted (but deducted once only) from any future amount of Excess Cash Flow which falls due, pursuant to the foregoing provisions of this Clause 13.1, to be applied in cancellation and repayment of the Loan in accordance with Clause 13.6 (Application of Proceeds).

13.2     Mandatory Prepayment from Asset Disposals

         13.2.1 Subject to sub-clause 13.2.2 and sub-clause 13.2.3 of this Clause 13.2, at all times prior to the date upon which the Exit Financing is repaid in full, the Parent shall ensure that: (a) the net proceeds of any disposal falling within paragraph (g)(A) of the definition of Permitted Disposal of any asset by any member of the UK Group; and (b) the Net Proceeds of any Asset Disposition made by any member of the UK Group, which have not been either:

                  (i) in the case of (a) or (b) above, applied as capital expenditure by members of the UK Group (subject to a cap for capital expenditure of the Group of $10,000,000 (or its equivalent in other currencies) in each financial year of New NTL) within 365 days of the receipt of such proceeds; or

                  (ii) in the case of (b) above, to the extent such Net Proceeds represent proceeds received from an insurance claim, applied in amelioration of an involuntary loss, damage, destruction or condemnation of assets, toward the replacement, reinstatement and/or repair of such assets and/or the satisfaction of business interruption losses in respect of which the relevant insurance claim was made (or to refinance any expenditure incurred in the replacement, reinstatement and/or repair of such assets and/or the satisfaction of business interrupting losses) within 365 days of the receipt of such Net Proceeds, are (without double counting and, for the avoidance of doubt, in the case of (b) above, to the extent the relevant Net Proceeds have not already been paid to the Agent and applied in accordance with Clause 13.3 (Mandatory Prepayment from Insurance Proceeds)) paid to the Agent for application in cancellation and repayment of the Loan in accordance with Clause 13.6 (Application of Proceeds) unless the relevant member of the UK Group can show to the satisfaction of the Agent (acting reasonably) that the aggregate of:

                  (x) the net disposal proceeds referred to at (a) above in respect of disposals made in the immediately preceding twelve calendar month period; and

                  (y) the Net Proceeds referred to at (b) above in respect of Asset Dispositions (after deducting any net disposal proceeds referred to at (x) above to the extent such net disposal proceeds constitute Net Proceeds referred to at (b) above and after deducting any Net Proceeds which represent proceeds received from an insurance claim (but without prejudice to Clause 13.3 (Mandatory Prepayment from Insurance Proceeds)) made by members of the UK Group, any UK Group Excluded Subsidiary (other than any member of the NTL Triangle Sub-Group), NTL UK or any other Subsidiary of New Holdco which is a holding company of the Parent in the immediately preceding twelve calendar month period, does not exceed (pound)10,000,000 (or its equivalent in other currencies).

         13.2.2 The Banks hereby agree that, at any time following a refinancing of the Exit Financing, they shall consider any amendments proposed by the Parent to be made to sub-clause
                  13.2.1 of this Clause 13.2 with a view to ensuring that the terms of sub-clause 13.2.1 of this Clause 13.2 are no more onerous than the mandatory prepayment from asset disposals provisions contained in the documentation for such refinancing provided that:

                  (a) if such mandatory prepayment from asset disposals provisions contained in the documentation for such refinancing are less onerous (in the opinion of an Instructing Group, acting reasonably) than sub-clause 13.2.3 of this Clause 13.2, sub-clause
                            13.2.3 of this Clause 13.2 shall apply in substitution of sub-clause 13.2.1 of this Clause 13.2;

                  (b) the Banks shall act reasonably when considering any amendments proposed by the Parent to be made to sub-clause 13.2.1 of this Clause 13.2 and, for the avoidance of doubt, amendments to sub-clause
                            13.2.1 of this Clause 13.2 may be made by the Agent (on behalf of the Banks) with the prior consent of an Instructing Group; and

                  (c) the documentation for any subsequent refinancing of the initial refinancing of the Exit Facility shall not contain more onerous mandatory prepayment from asset disposal provisions than those which are, at such time, applicable under this Agreement.

         13.2.3 At all times following the date upon which the Exit Financing or any refinancing of the Exit Financing referred to at sub-clause 13.2.2 of this Clause 13.2 has been repaid in full other than by way of being refinanced by other indebtedness or in the circumstances referred to at paragraph (a) of sub-clause 13.2.2 of this Clause 13.2, the Parent shall ensure that the net proceeds of any disposal falling within paragraph (g)(A) of the definition of Permitted Disposals of any asset by any member of the UK Group, are applied in cancellation and repayment of the Loan in accordance with Clause 13.6 (Application of Proceeds) unless the relevant member of the UK Group can show to the satisfaction of the Agent (acting reasonably) that:

                  (a) such disposal was on arms' length terms and the net disposal proceeds are to be reinvested in similar or like assets of a comparable or superior quality or applied towards the UK Group's Capital Expenditure within a period of 365 days from the date of receipt of such proceeds by the relevant member of the UK Group; or

                  (b) such disposal was on arms' length terms and in the ordinary and usual course of business of such member of the UK Group; or

                  (c) the net disposal proceeds, when aggregated with the net disposal proceeds received by members of the UK Group in respect of disposals falling within paragraph (g)(A) of the definition of Permitted Disposals made in the immediately preceding twelve calendar month period (excluding the proceeds from disposals falling within paragraph (a) or paragraph (b) above), does not exceed (pound)10,000,000 (or its equivalent in other currencies).

                  In the case of paragraph (a) above only, the net disposal proceeds referred to therein will be deposited in the Prepayment Escrow Account and the relevant member of the UK Group shall be entitled, during the 365 day period, to withdraw (or require the Parent to withdraw) sums from such account only to the extent that it is able reasonably to demonstrate that such sums will be reinvested or applied in accordance with the provisions of paragraph (a) above. Any amounts not reinvested as specified in paragraph (a) above during the 365 day period specified therein shall thereafter be applied in repayment of the Loan in accordance with Clause 13.6 (Application of Proceeds).

         13.2.4 For the avoidance of doubt, the Parent shall also ensure that the net proceeds of any disposal falling within paragraph (m) of the definition of Permitted Disposal of any asset by any member of the UK Group are applied in cancellation and repayment of the Loan in accordance with Clause 13.6 (Application of Proceeds).

         13.2.5 For the purposes of this Clause 13.2 and Clause 13.3 (Mandatory Prepayment from Insurance Proceeds), "Net Proceeds" and "Asset Disposition" shall each bear the meaning given to such term in the Exit Financing Indenture as set out in Appendix B (Change of Control and Asset Disposition provisions of the Exit Financing Indenture) as those definitions may be amended from time to time provided that no amendment to either of those definitions shall be taken into account for the purposes of this Clause 13.2 until such time as the Agent shall have received a copy of the amended definitions and such other information in relation thereto as the Agent may reasonably request.

13.3     Mandatory Prepayment from Insurance Proceeds
         The Parent shall ensure that Insurance Proceeds (including, for the avoidance of doubt, Net Proceeds of any Asset Disposition (each as defined in sub-clause 13.2.5 of Clause 13.2 (Mandatory Prepayment from Asset Disposals)) received from an insurance claim) received by any member of the UK Group above an aggregate minimum threshold of Insurance Proceeds of (pound)10,000,000 (or its equivalent in other currencies) (the "Minimum Threshold"), are paid to the Agent and applied in repayment of the Loan in accordance with Clause 13.6 (Application of Proceeds), unless the Insurance Proceeds received above the Minimum Threshold are:

         13.3.1 promptly upon receipt deposited in the Prepayment Escrow Account in accordance with the provisions of Clause 13.4 (Payment of Insurance Proceeds into Prepayment Escrow Account); and

         13.3.2 applied, to the satisfaction of the Agent, towards the replacement, reinstatement and/or repair of the assets and/or the satisfaction of business interruption losses in respect of which the relevant insurance claim was made (or to refinance any expenditure incurred in the replacement, reinstatement and/or repair of such assets and/or the satisfaction of business interruption losses) within a period of 365 days from the date of receipt of such Insurance Proceeds by the relevant member of the UK Group.

13.4     Payment of Insurance Proceeds into Prepayment Escrow Account
         The Parent shall ensure that any Insurance Proceeds to be applied in accordance with sub-clause 13.3.2 of Clause 13.3 (Mandatory Prepayment from Insurance Proceeds) are deposited in the Prepayment Escrow Account. The relevant member of the UK Group that received the Insurance Proceeds shall be entitled, during the period of 365 days from its receipt of the Insurance Proceeds, to withdraw sums from the Prepayment Escrow Account only to the extent that it is able to reasonably demonstrate that such sums will be applied towards the replacement, reinstatement and/or repair of the assets and/or the satisfaction of business interruption losses in respect of which the relevant insurance claim was made (or to refinance any expenditure incurred in the replacement, reinstatement and/or repair of such assets and/or the satisfaction of business interruption losses). Any sums not so withdrawn during such 365 day period shall thereafter be paid to the Agent and applied in repayment of the Loan in accordance with Clause 13.6 (Application of Proceeds).

13.5     Mandatory Prepayment from Debt and Equity
         Sub-clause 22.16.1(b) of Clause 22.16 (Mandatory Contribution) obliges New NTL to ensure that 75 per cent. of the aggregate amount of certain net cash proceeds of any equity or Financial Indebtedness raised by any member of the Covenant Group after 31 December 2003 (other than the net cash proceeds of relevant Excluded Contributions) is contributed to the members of the UK Group (other than the Parent). New NTL shall ensure that 50 per cent. of the aggregate amount of the net cash proceeds of any such equity or Financial Indebtedness raised by members of the Covenant Group at any time after 31 December 2003 (other than the net cash proceeds of Excluded Debt and Equity) (such an amount being 662/3 per cent. of the amount contributed to the UK Group (other than the Parent) in accordance with sub-clause 22.16.1(b) of Clause 22.16 (Mandatory Contribution)) is deposited in the Prepayment Escrow Account and applied in cancellation and repayment of the Loan in accordance with Clause 13.6 (Application of Proceeds).

13.6     Application of Proceeds
         13.6.1 Any amounts paid to the Agent in accordance with Clause 13.1 (Mandatory Prepayment from Excess Cash Flow) to Clause 13.5 (Mandatory Prepayment from Debt and Equity) (each, a "Relevant Amount") shall:

                  (a) be retained in the Prepayment Escrow Account pending any withdrawal permitted by sub-clause
                            13.2.3 of Clause 13.2 (Mandatory Prepayment from Asset Disposals) (if applicable) or Clause 13.4 (Payment of Insurance Proceeds into Prepayment Escrow Account); and

                  (b) if no such right of withdrawal is available, if it has ceased to be available or if the Parent so instructs the Agent, be applied on one or more Repayment Dates, or as the case may be, the last day of one or more Interest Periods, until such time as such amounts have been applied in full in repayment of the Loan in accordance with this Clause 13.6.

         13.6.2 Any Relevant Amounts shall, when required to be applied in repayment of the Loan in accordance with this Clause 13.6 (and then on the dates indicated in sub-clause 13.6.1 above), be applied as follows:

                  (a) in prepayment and cancellation of the Revolving Loan by that portion of the Relevant Amount equal to the proportion which the Total Revolving Commitments bear to the Total Commitments (such portion of the Relevant Amount being hereinafter referred to as the "Revolving Relevant Amount") provided that the Parent shall apply an amount equal to the amount by which the Revolving Relevant Amount exceeds the Revolving Loan in payment to the relevant member of the UK Group, with a corresponding cancellation of the Available Revolving Facility in an amount equal to the amount of such payment; and

                  (b) in prepayment of the Term Loan by that portion of the Relevant Amount equal to the proportion which the Total Term Commitments bears to the Total Commitments.

         13.6.3

                  (a) A Term Bank may, at its option, elect to waive receipt of its portion of a Relevant Amount, in which case such amount shall be applied to reduce the Revolving Loan in accordance with paragraph
                            (a) of sub-clause 13.6.2.

                  (b) Any prepayment of the Term Loan made pursuant to this Clause 13.6 shall satisfy pro tanto the Post-Novation Borrower's obligations under Clause
                            11.1 (Term Repayment Instalments) and shall be applied rateably to the instalments provided for therein.

         13.6.4   Any amount of the Loan repaid in accordance with this Clause
                  13.6 may not be reborrowed. Any cancellation of the Available Revolving Facility in accordance with this Clause
                  13.6 shall reduce the Revolving Commitment of each Revolving Bank rateably and the amount so cancelled may not be reborrowed.

13.7     Mandatory Prepayment due to Change in Control
         13.7.1   If after the Plan Effective Date:

                  (a) any person, or group of connected persons, (which did not have control at the Plan Effective Date) acquires control of New NTL provided that, for the avoidance of doubt, any change of control occurring by reason of the issuance by New NTL of the New NTL Common Stock pursuant to the Plan shall not constitute a change of control for the purposes of this sub-clause 13.7.1 of this Clause 13.7;

                  (b) New Holdco ceases to be (directly or indirectly) a wholly-owned subsidiary of New NTL;

                  (c) NTL UK ceases to be (directly or indirectly) a wholly owned subsidiary of New NTL;

                  (d) the Parent ceases to be (directly or indirectly) a wholly-owned subsidiary of New NTL;

                  (e) the Post-Novation Borrower ceases to be (directly or indirectly) a wholly-owned subsidiary of New NTL;

                  (f) but prior to any Permitted Refinancing of the Exit Financing, any Change of Control occurs under the Exit Financing Indenture (unless such Change of Control is the subject of a waiver (but not, for the avoidance of doubt, a forbearance) by the requisite percentage or, as the case may be, number of holders of the notes issued pursuant to the Exit Financing Indenture sufficient to bind all of the holders of such notes) and/or any Change of Control Offer is made; or

                  (g) following any Permitted Refinancing of the Exit Financing, any party to the documentation constituting such Permitted Refinancing becomes entitled to declare any indebtedness under such Permitted Refinancing due and payable prior to its specified maturity, or any such indebtedness becomes so due and payable, in either case by reason of any change of control (howsoever expressed or defined in such documentation constituting such Permitted Refinancing) in respect of New NTL (unless such change of control is the subject of a waiver (but not, for the avoidance of doubt, a forbearance) by the requisite percentage or, as the case may be, number of creditors under such documentation constituting such Permitted Refinancing), then the Parent shall procure the immediate repayment of the Loan in full (together with accrued interest thereon and any other sums then owed by the Borrowers hereunder) and the Available Revolving Commitment of each Bank shall immediately be cancelled and reduced to zero.

         13.7.2   For the purpose of this Clause 13.7:

                  "Change of Control" and "Change of Control Offer" shall each bear the meaning given to such term in the Exit Financing Indenture as set out in Appendix B (Change of Control and Asset Disposition provisions of the Exit Financing Indenture) or as such definitions in the Exit Financing Indenture may be amended from time to time.

                  "control" means:

                  (a) the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

                            (i) cast, or control the casting of, more than one-half of the maximum number of votes that might be cast at a general meeting of New NTL; or

                            (ii) appoint or remove all, or the majority, of the directors or other equivalent officers of New NTL; or

                            (iii)   give directions with respect to the
                                    operating and financial policies of New
                                    NTL which the directors or other
                                    equivalent officers of New NTL are obliged to comply with; or

                  (b) the holding of more than one-half of the issued share capital of New NTL (excluding any part of that issued share capital that carries no voting rights).

                  "group of connected persons" means a group of persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate, through the acquisition by any of them, either directly or indirectly, of shares in New NTL to obtain or consolidate control of New NTL.

         13.7.3 This Clause 13.7 will not apply, and the Available Revolving Commitments will not be cancelled, and the Loan will not become due and payable in the

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                  event that any company acquires control of New NTL as part of a solvent reorganisation of the Group on terms approved by the Agent (acting on the instructions of an Instructing Group).

14.      TAXES

14.1     Tax Gross-up
         All payments to be made by an Obligor to any Finance Party under the Finance Documents shall be made free and clear of and without deduction for or on account of tax unless such Obligor is required by law to make such a payment subject to the deduction or withholding of tax, in which case the sum payable by such Obligor (in respect of which such deduction or withholding is required to be made) shall, subject to Clause 14.4 (Excluded Claims), be increased to the extent necessary to ensure that such Finance Party receives a sum net of any deduction or withholding equal to the sum which it would have received had no such deduction or withholding been made or required to be made.

14.2     Tax Indemnity
         Without prejudice to Clause 14.1 (Tax Gross-up), if the Agent or (as a result of the introduction of, or change in or in the interpretation, administration or application of, any law or regulation or order or governmental rule or double taxation agreement or any published practice or concession of any relevant taxing authority after the Execution Date) any Bank (a) is required to make any payment of or on account of tax on or in relation to any sum received or receivable under the Finance Documents (including any sum deemed for purposes of tax to be received or receivable by such Finance Party, whether or not actually received or receivable) or (b) has any liability in respect of any such payment asserted, imposed, levied or assessed against it, the relevant Obligor shall, within five Business Days of demand by the Agent, promptly indemnify the Agent or Bank which suffers a loss or liability as a result against such payment or liability, together with any interest, penalties, costs and expenses payable or incurred in connection therewith, provided that this 14.2 shall not apply to:

         14.2.1 any tax imposed on and calculated by reference to the net income, profits or gains actually received or receivable by the Agent or such Bank (but, for the avoidance of doubt, not including any sum deemed for purposes of tax to be received or receivable by the Agent or such Bank but not actually receivable) by the jurisdiction in which the Agent or such Bank is incorporated or, if different, the jurisdiction (or jurisdictions) in which the Agent or such Bank is treated as resident for tax purposes; or

         14.2.2 any tax imposed on and calculated by reference to the net income, profits or gains of the Facility Office of the Agent or such Bank actually received or receivable by the Agent or such Bank (but, for the avoidance of doubt, not including any sum deemed for purposes of tax to be received or receivable by the Agent or such Bank but not actually receivable) by the jurisdiction in which its Facility Office is located; or

         14.2.3 any tax imposed on a Bank which would not have arisen but for a sub-participation in respect of its rights and benefits under any of the Finance Documents.

14.3     Claims by Banks and the Agent
         A Bank intending to make a claim pursuant to Clause 14.2 (Tax Indemnity) shall notify the Agent of the event giving rise to the claim, whereupon the Agent shall notify the Parent and the Borrowers thereof. If the Agent intends to make a claim pursuant to Clause 14.2 (Tax Indemnity) it shall notify the Parent and the Borrowers of the event giving rise to the claim.

14.4     Excluded Claims
         If any Finance Party is not or ceases to be a Qualifying Lender, no Obligor shall be liable to pay to that Finance Party under Clause
         14.1 (Tax Gross-Up) any amount in respect of taxes levied or imposed in excess of the amount it would have been obliged to pay if that Finance Party had been or had not ceased to be a Qualifying Lender provided that this Clause 14.4 shall not apply (and each Obligor shall be obliged to comply with its obligations under Clause 14.1 (Tax Gross-Up)) if:

         14.4.1 after the Execution Date there shall have been any introduction of, or change in or in the interpretation, administration or application of, any law or regulation or order or governmental rule or double taxation agreement or any published practice or concession of any relevant taxing authority and as a result thereof such Finance Party ceases to be a Qualifying Lender; or

         14.4.2 such Finance Party is not or ceases to be a Qualifying Lender as a result of the actions of any Obligor.

14.5     Treaty Lenders
         A Treaty Lender and each Obligor which makes a payment to which that Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that Obligor to obtain authorisation to make that payment without a deduction or withholding for or on account of tax. If an Obligor is able to demonstrate that a deduction or withholding for or on account of tax is required to be made by it as a result of a Treaty Lender's failure to so co-operate, such an Obligor shall not be liable to pay any increased amount under Clause 14.1 (Tax Gross-Up) as a result of such a deduction or withholding.

14.6     Notification of Status
         Each Bank shall notify the Agent if it is not a Qualifying Lender at the time it becomes a Bank hereunder or, if it is then a Qualifying Lender, shall promptly notify the Agent if at any time thereafter it ceases to be a Qualifying Lender. The Agent shall promptly notify the Parent of any notices it receives under this Clause 14.6.

15.      TAX RECEIPTS

15.1     Notification of Requirement to Deduct Tax
         If, at any time, an Obligor is required by law to make any deduction or withholding from any sum payable by it under the Finance Documents (or if thereafter there is any change in the rates at which or the manner in which such deductions or withholdings are calculated), such Obligor and the Bank to which such sum is payable shall promptly upon becoming aware of such a requirement notify the Agent accordingly. If the Agent receives such a notification from a Bank it shall promptly notify the Parent and the Obligor who is required to make such a deduction or withholding.

15.2     Evidence of Payment of Tax
         If an Obligor makes any payment under the Finance Documents in respect of which it is required to make any deduction or withholding, it shall pay the full amount required to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall request and, within thirty days of it receiving the same, deliver to the Agent for each relevant Bank an original receipt (or a certified copy thereof) issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld in respect of that Bank's share of such payment.

15.3     Tax Credit Payment
         If an additional payment is made under Clause 14 (Taxes) by an Obligor for the benefit of any Finance Party and such Finance Party, in its sole discretion, determines that it has obtained (and has derived full use and benefit from) a credit against, a relief or remission for, or repayment of, any tax, then, if and to the extent that such Finance Party, in its sole opinion, determines that such credit, relief, remission or repayment is in respect of or calculated with reference to or otherwise relates to the additional payment made pursuant to Clause 14 (Taxes), such Finance Party shall, to the extent that it can do so without prejudice to the retention of the amount of such credit, relief, remission or repayment, pay to such Obligor such amount as such Finance Party shall, in its sole opinion, determine to be the amount which will leave such Finance Party (after such payment) in no worse after-tax position than it would have been in had the additional payment in question not been required to be made by such Obligor.

15.4     Tax Credit Clawback
         If any Finance Party makes any payment to an Obligor pursuant to Clause 15.3 (Tax Credit Payment) and such Finance Party subsequently determines, in its sole opinion, that the credit, relief, remission or repayment in respect of which such payment was made was not available or has been withdrawn or that it was unable to use such credit, relief, remission or repayment in full, such Obligor shall reimburse such Finance Party such amount as such Finance Party determines, in its sole opinion, is necessary to place it in the same after-tax position as it would have been in if such credit, relief, remission or repayment had been obtained and fully used and retained by such Finance Party.

15.5     Tax and Other Affairs
         No provision of this Agreement shall interfere with the right of any Finance Party to arrange its tax or any other affairs in whatever manner it thinks fit, oblige any Finance Party to claim any credit, relief, remission or repayment in respect of any payment under Clause 14 (Taxes) in priority to any other credit, relief, remission or repayment available to it nor oblige any Finance Party to disclose any information relating to its tax or other affairs or any computations in respect thereof.

16.      INCREASED COSTS

16.1     Increased Costs
         If, by reason of the occurrence, in each case after the Execution Date, of (a) any change in law or in its interpretation or administration and/or (b) compliance with any such new law or with any request or requirement relating to the maintenance of capital or any other request from or requirement of any central bank or other fiscal, monetary or other authority (in each case, where a request or requirement that does not have the force of law is a request or requirement with which financial institutions subject to such request or requirement are generally accustomed to comply):

         16.1.1 a Bank or any holding company of such Bank is unable to obtain the rate of return on its capital which it would have been able to obtain but for such Bank's entering into or assuming or maintaining a commitment or performing its obligations under the Finance Documents;

         16.1.2 a Bank or any holding company of such Bank incurs a cost as a result of such Bank's entering into or assuming or maintaining a commitment or performing its obligations under the Finance Documents; or

         16.1.3 there is any increase in the cost to a Bank or any holding company of such Bank of funding or maintaining such Bank's share of the Advances or any Unpaid Sum,

         then the Borrower(s) of the relevant Facility (acting through the Parent) shall, within three Business Days of a demand of the Agent, pay to the Agent for the account of that Bank amounts sufficient to indemnify that Bank or to enable that Bank to indemnify its holding company from and against, as the case may be, (i) such reduction in the rate of return on its capital, (ii) such cost or (iii) such increased cost.

16.2     Increased Costs Claims
         A Bank intending to make a claim pursuant to Clause 16.1 (Increased Costs) shall notify the Agent of the event giving rise to such claim, whereupon the Agent shall notify the Parent thereof.

16.3     Exclusions
         Notwithstanding the foregoing provisions of this Clause 16, no Bank shall be entitled to make any claim under this Clause 16 in respect of any reduction in the rate of return on capital, cost or increased cost:

         16.3.1 attributable to a deduction or withholding for or on account of tax from a payment under a Finance Document required by law to be made by an Obligor and compensated for pursuant to the provisions of Clause 14.1 (Tax Gross-Up) (or would have been compensated for under Clause 14.1 (Tax Gross-Up) but was not so compensated solely because of Clause 14.4 (Excluded Claims) or Clause 14.5 (Treaty Lenders));

         16.3.2 compensated by Clause 14.2 (Tax Indemnity) (or would have been compensated for under Clause 14.2 (Tax Indemnity) but was not so compensated solely because of one of the exclusions set out in sub-clauses
                  14.2.1 to 14.2.3 of Clause 14.2 (Tax Indemnity));

         16.3.3   compensated by the Mandatory Cost Rate; or

         16.3.4 attributable to the wilful breach by the relevant Finance Party or its affiliates of any law or regulation.

17.      ILLEGALITY

         If, at any time, it is or will become unlawful for a Bank to make, fund or allow to remain outstanding all or part of its share of the Advances, then that Bank shall, promptly after becoming aware of the same, deliver to the Parent through the Agent a notice to that effect and:

         17.1.1 such Bank shall not thereafter be obliged to participate in the making of any Advances and the amount of its Available Revolving Commitment shall be immediately reduced to zero; and

         17.1.2 if the Agent on behalf of such Bank so requires, each Borrower which has drawn an Advance shall no later than the last day permitted by law repay such Bank's share of any outstanding Advances together with accrued interest thereon and all other amounts owing to such Bank under the Finance Documents and any repayment of Term Advances so made shall reduce rateably the remaining obligations of the Post-Novation Borrower under Clause 11.1 (Term Repayment Instalments).

18.      MITIGATION

         If, in respect of any Bank, circumstances arise which would or would upon the giving of notice result in:

         18.1.1 an increase in any sum payable to it or for its account pursuant to Clause 14.1 (Tax Gross-up);

         18.1.2 a claim for indemnification pursuant to Clause 14.2 (Tax Indemnity) or Clause 16.1 (Increased Costs); or

         18.1.3 the reduction of its Available Revolving Commitment to zero or any repayment to be made pursuant to Clause 17 (Illegality),

         then, without in any way limiting, reducing or otherwise qualifying the rights of such Bank or the obligations of the Obligors or the Parent under any of the Clauses referred to above, such Bank shall promptly upon becoming aware of such circumstances notify the Agent thereof and, in consultation with the Agent and the Parent and to the extent that it can do so lawfully, take reasonable steps (including a change of location of its Facility Office or the transfer of its rights, benefits and obligations under the Finance Documents to another financial institution acceptable to the Parent and willing to participate in any Facility in which such Bank has participated) to mitigate the effects of such circumstances, provided that such Bank shall be under no obligation to take any such action if, in the opinion of such Bank, to do so might have any adverse effect upon its business, operations or financial condition (other than any minor costs and expenses of an administrative nature).

19.      REPRESENTATIONS

19.1     Historic Representations
         Each of the Obligors, the Pre-Novation Borrower, CWC Holdings, the Parent, New NTL and the Post-Novation Borrower made the representations and warranties specified in Schedule 17 (Historic Representations) as having been made by it at the times specified therein.

19.2     Representing Parties
         19.2.1 On the date of the Second Restatement Amendment Agreement and the dates referred to in Clause 19.16 (Repetition of Representations), each Obligor makes the representations and warranties set out in Clause 19.4 (Status and Due Authorisation) to Clause 19.8 (No Material Proceedings) and Clause 19.11 (Execution of Finance Documents) to Clause
                  19.13 (Security Interest) with respect to itself.

         19.2.2 On the date of the Second Restatement Amendment Agreement and the dates referred to in Clause 19.16 (Repetition of Representations), the Parent makes the representations and warranties set out in:

                  (a)       Clause 19.9 (Audited Financial Statements), Clause
                            19.10 (Budgets), and Clause 19.15 (Existing Group Indebtedness); and

                  (b) Clause 19.7 (No Material Defaults), Clause 19.8 (No Material Proceedings), Clause 19.12 (Intellectual Property) and Clause 19.13 (Security Interest) with respect to each member of the UK Group.

         19.2.3 On the Plan Effective Date and the dates referred to in Clause 19.16 (Repetition of Representations) occurring thereafter, New NTL and the Parent each makes the representations and warranties set out in Clause 19.14 (Group Structure).

         19.2.4 On the date of the Second Restatement Amendment Agreement and the dates referred to in Clause 19.16 (Repetition of Representations), New NTL makes the representations and warranties set out in Clause 19.4 (Status and Due Authorisation), Clause 19.6 (Binding Obligations), Clause
                  19.11 (Execution of Finance Documents) and Clause 19.13 (Security Interest) with respect to itself, and the representation and warranty set out in sub-clause 19.15.1 of Clause 19.15 (Existing Group Indebtedness), and on the Plan Effective Date and each of the dates referred to in Clause
                  19.16 (Repetition of Representations) falling after the Plan Effective Date, New NTL makes the representation and warranty set out in Clause 19.5 (No Immunity) with respect to itself.

19.3     Reliance on Representations and Warranties
         Each of the Parent, New NTL and each Obligor acknowledges that the Finance Parties have entered into the Finance Documents in reliance on the representations and warranties referred to at Clause 19.1 (Historic Representations) and Clause 19.2 (Representing Parties).

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19.4     Status and Due Authorisation
         It is duly organised under the laws of the jurisdiction in which it is established or incorporated with power to enter into each of the Finance Documents to which it is a party and to exercise its rights and perform its obligations thereunder and all corporate and other action required to authorise its execution of each of the Finance Documents to which it is a party and its performance of its obligations thereunder has been duly taken. No limit on its powers will be exceeded as a result of the borrowings, granting of security or giving of guarantees contemplated by the Finance Documents to which it is a party.

19.5     No Immunity
         In any proceedings taken in the jurisdiction in which it is incorporated or established in relation to any Finance Document to which it is party, it is not entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

19.6     Binding Obligations
         The obligations expressed to be assumed by it in each Finance Document to which it is expressed to be a party are legal and valid obligations and (subject to the Reservations) binding on it and enforceable against it in accordance with the terms thereof.

19.7     No Material Defaults
         No Obligor nor any member of the UK Group is in breach of or in default under any agreement to which it is a party (including, without limitation, the Material Commercial Contracts) or which is binding on it or any of its assets and no party has terminated or is entitled to terminate (on the basis of any breach of or default thereunder) any such agreement, to an extent or in a manner which could reasonably be expected to have a Material Adverse Effect.

19.8     No Material Proceedings
         No action or administrative proceeding of or before any court, arbitrator or agency (including, but not limited to, investigative proceedings) which could reasonably be expected to have a Material Adverse Effect has been started or threatened against it or any of its assets.

19.9     Audited Financial Statements
         The most recent consolidated audited financial statements of the UK
         Group:

         19.9.1 were prepared in accordance with accounting principles generally accepted in its jurisdiction of incorporation and consistently applied;

         19.9.2 disclose all material liabilities (contingent or otherwise) and all material unrealised or anticipated losses of any member of the UK Group to the extent required to be disclosed by generally accepted accounting principles in the United Kingdom; and

         19.9.3 save as disclosed therein, give a true and fair view of the financial condition and operations of the UK Group during the relevant financial year.

19.10    Budgets
         It:

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         19.10.1  regards (as at the date each Budget is delivered to the
                  Agent) as neither unreasonable, nor to any material extent unattainable, any of the forecasts or projections set out in the latest Budget delivered under Clause 20.6 (Budgets); and

         19.10.2 believes (having made all reasonable enquiries) the assumptions, upon which the forecasts and projections contained in the latest Budget delivered under Clause 20.6 (Budgets) are based, to be fair and reasonable.

19.11    Execution of Finance Documents
         Its execution of each Finance Document to which it is a party, the exercise of its rights and the performance of its obligations thereunder do not and will not:

         19.11.1 conflict with any agreement, mortgage, bond or other instrument or treaty to which it is party or which is binding upon it or any of its assets in a manner that could reasonably be expected to have a Material Adverse Effect;

         19.11.2 conflict with its constitutive documents and rules and regulations; or

         19.11.3  conflict with any applicable law.

19.12    Intellectual Property

         It is not aware of any adverse circumstance relating to the validity, subsistence or use of any of its and, in the case of the Parent, any member of the UK Group's Intellectual Property which could reasonably be expected to have a Material Adverse Effect.

19.13    Security Interest
         19.13.1 Subject (in each case) to the Reservations, each Security Document and Second Security Document creates the security interest which that Security Document or Second Security Document purports to create or, if that Security Document or Second Security Document purports to evidence a security interest, accurately evidences a security interest which has been validly created and each security interest ranks in priority (save in respect of, if and to the extent applicable, Permitted Encumbrances) as specified in the Security Document or Second Security Document creating or evidencing that interest.

         19.13.2 The shares of any UK Group member which are subject to an Encumbrance under the Security Documents and Second Security Documents are fully paid and not subject to any option to purchase or similar rights and the constitutional documents of any such UK Group member do not and could not restrict or inhibit (whether absolutely, partly, under a discretionary power or otherwise) any transfer of such shares pursuant to enforcement of the Security Documents or the Second Security Documents.

         19.13.3 For the avoidance of doubt, the Security is intended to secure all amounts outstanding under the Finance Documents from time to time, including without limitation, all amounts made available by the Term Banks and the Additional Finance Providers.

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19.14    Group Structure
         Each of:

         19.14.1 the corporate structure of the UK Group and the Covenant Group set out in the structure chart delivered to the Agent as a condition precedent to the Second Restatement Amendment Effective Time is, true, complete and accurate as at the Plan Effective Date; and

         19.14.2 the corporate structure of the UK Group and the Covenant Group set out in any structure chart delivered to the Agent pursuant to Clause 22.30 (Revised Group Structure) is true, complete and accurate as at the date of its delivery to the Agent.

19.15    Existing Group Indebtedness
         19.15.1 NTL UK owes no Financial Indebtedness to any other member of the Covenant Group other than:

                  (a)       New Holdco; and

                  (b) Financial Indebtedness owed under, or in connection with any refinancing of, the NTL Delaware Subordinated Note.

         19.15.2 The Parent owes no Financial Indebtedness to New NTL or any of the Parent's other holding companies, other than NTL UK.

19.16    Repetition of Representations
         The Repeated Representations shall be deemed to be repeated by each party who originally made the representation, on each date on which
         (a) a Revolving Advance is or is to be made and (b) a company becomes an Additional Obligor, by reference to the facts and circumstances then existing provided that Clause 19.9 (Audited Financial Statements) shall be deemed to be repeated by reference to the relevant audited financial statements most recently delivered under Clause 20.1 (Annual Statements).

19.17 Additional Representations at the Second Restatement Amendment Effective Time
         Each of New NTL and the Parent represents and warrants, and in the case of sub-clause 19.17.2 (Disclosure of Information) each Obligor also represents and warrants, at the Second Restatement Amendment Effective Time, that:

         19.17.1 Tax Consequences of Restructuring: The recapitalisation and restructuring of the Group as contemplated in the Plan does not have any material and adverse tax implications for the Covenant Group (or any member thereof) and/or the UK Group (or any member thereof), other than to the extent specifically disclosed at paragraph 4 (Loss of NOLs) of
                  Section X.D (Certain Bankruptcy Considerations) of the Disclosure Statement or as disclosed to the Agent in writing at or prior to the Second Restatement Amendment Effective Time;

         19.17.2 Disclosure of Information: To the best of its knowledge, information and belief, having made all reasonable efforts to make due and careful enquiry, it has made full disclosure of all material facts and circumstances in respect of the recapitalisation and restructuring of the Group as contemplated in the Plan and all information so disclosed is true, complete and accurate in all material respects; and

         19.17.3 Historic Financial Information: The historic financial statements of the Group (excluding, for the avoidance of doubt, any projections or statements related to the projections, contained or referenced therein) contained at Exhibit E of the Disclosure Statement were prepared in accordance with the books and records of the Group and in compliance with United States Generally Accepted Accounting Principles (except as noted therein or in the notes thereto) and fairly present, in all material respects, the financial condition, results of operations and cash flows of the Group (or the relevant part of the Group) in respect of the periods to which such financial statements relate.

20.      FINANCIAL INFORMATION

20.1     Annual Statements
         As soon as the same become available, but in any event within 120 days after the end of each of the Parent's or, as the case may be, New NTL's financial years, the Parent shall deliver to the Agent, in sufficient copies for the Banks:

         20.1.1 the consolidated financial statements of the Group for such financial year, audited by an internationally recognised firm of independent auditors; and

         20.1.2 the consolidated financial statements of the UK Group for such financial year, audited by an internationally recognised firm of independent auditors licensed to practice in England and Wales.

20.2     Quarterly Statements
         As soon as the same become available, but in any event within 45 days after the end of each Financial Quarter the Parent shall deliver to the Agent, in sufficient copies for the Banks:

         20.2.1 the unaudited consolidated financial statements of the Group for such Financial Quarter save that in the case of the last Financial Quarter of each financial year of New NTL, the Parent shall only be obliged to deliver to the Agent the unaudited consolidated management accounts of the Group for such period; and

         20.2.2 the unaudited consolidated financial statements of the UK Group for such Financial Quarter.

20.3     Financial Statements of Borrowers
         To the extent that the same are requested by any Bank to enable it to comply with any law or any requirement of any central bank or other fiscal, monetary or other authority, the Parent shall, upon the request of the Agent, deliver to the Agent a Borrower's most recent annual financial statements which are in final form and which the relevant Borrower has prepared prior to such request (including any balance sheet and profit and loss account if the same have been prepared) in order to comply with any legal obligation on the relevant Borrower to produce annual financial statements. Any such annual financial statements shall be delivered to the Agent within 30 days of such financial statements being requested by the Agent provided that if its most recent financial

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         statements are in draft form and will not be in final form within thirty days of the time of any such request, the relevant Borrower shall notify the Agent thereof together with details of when such financial statements are likely to be in final form, and shall deliver the final form financial statements as soon as reasonably practical thereafter.

20.4     Requirements as to Financial Statements
         The Parent shall ensure that:

         20.4.1 each set of financial statements delivered by it pursuant to sub-clause 20.1.1 of Clause 20.1 (Annual Statements) and sub-clause 20.2.1 of Clause 20.2 (Quarterly Statements) (other than in the case of unaudited consolidated management statements of the Group for the last Financial Quarter of each financial year of New NTL) is certified by one of its Authorised Signatories as fairly presenting, in all material respects, the financial condition, results of operations and cash flows of the Group in respect of the period to which those financial statements relate, subject (in the case of any financial statements delivered pursuant to sub-clause
                  20.2.1 of Clause 20.2 (Quarterly Statements)) to changes resulting from audit and normal year end adjustments;

         20.4.2 each set of unaudited consolidated management accounts of the Group for the last Financial Quarter of each financial year of New NTL delivered by it pursuant to sub-clause
                  20.2.1 of Clause 20.2 (Quarterly Statements) is certified by one of the Parent's Authorised Signatories as:

                  (a) having been prepared by the management of New NTL with such degree of skill and care as might reasonably be expected in the preparation of management accounts; and

                  (b) correctly showing (within the confines of the information contained in such unaudited consolidated management accounts) the understanding of the management of New NTL of the financial condition of the Group as at the end of the period to which those unaudited consolidated management accounts relate and of the results of the Group's operations during such period;

         20.4.3 each set of financial statements delivered by it pursuant to sub-clause 20.1.2 of Clause 20.1 (Annual Statements) and sub-clause 20.2.2 of Clause 20.2 (Quarterly Statements) is certified by one of its Authorised Signatories as giving a true and fair view of the consolidated financial condition of the UK Group as at the end of the period to which those financial statements relate and of the results of the UK Group's operations during such period, subject (in the case of any financial statements delivered pursuant to sub-clause
                  20.2.2 of Clause 20.2 (Quarterly Statements)) to changes resulting from audit and normal year end adjustments; and

         20.4.4 each set of financial statements delivered by it pursuant to sub-clause 20.1.2 of Clause 20.1 (Annual Statements) (other than the consolidated financial statements delivered pursuant to sub-clause 20.1.2 of Clause 20.1 (Annual Statements) in respect of the Parent's financial year ended 31 December 2002) and sub-clause 20.2.2 of Clause 20.2 (Quarterly Statements) (other than the consolidated financial statements delivered pursuant to sub-clause 20.2.2 of Clause 20.2 (Quarterly Statements) in respect of the Financial Quarter ended 31 December 2002) is accompanied by a comparison to the projections in the Budget for the financial year or, as the case may be, Financial Quarter, to which those financial statements relate.

20.5     Compliance Certificates
         The Parent shall ensure that:

         20.5.1 each set of consolidated financial statements delivered by it pursuant to Clause 20.1 (Annual Statements) (other than the consolidated financial statements delivered pursuant to Clause 20.1 (Annual Statements) in respect of the Parent's and New NTL's financial year ended 31 December 2002) or Clause 20.2 (Quarterly Statements) (other than the consolidated financial statements delivered pursuant to Clause 20.2 (Quarterly Statements) in respect of the Financial Quarter ended 31 December 2002) is accompanied by a Compliance Certificate signed by two of its Authorised Signatories; and

         20.5.2 each Compliance Certificate delivered by it after the Second Restatement Amendment Effective Time, up to and including the Compliance Certificate delivered in respect of the sixth complete Financial Quarter which ends after the Second Restatement Amendment Effective Time, shall be copied to the Reporting Accountants.

         In addition, the Parent shall ensure that each Compliance Certificate delivered by it after the Second Restatement Amendment Effective Time has attached thereto the information specified in sub-clause 22.27.2 of Clause 22.27 (Transactions with Affiliates).

20.6     Budgets
         The Parent shall, as soon as the same become available, and in any event no later than 60 days after the beginning of each of its financial years, deliver to the Agent in sufficient copies for the Banks an annual budget (in a form agreed with the Agent) prepared by reference to each Financial Quarter in respect of such financial year including:

         20.6.1 forecasts of projected disposals (including timing and amount thereof) on a consolidated basis of the UK Group for such financial year;

         20.6.2 projected annual profit and loss accounts (including projected turnover and operating costs) and projected balance sheets and cash flow statements, together with the main operating assumptions relating thereto, on a quarterly basis, for such financial year on a consolidated basis for the UK Group;

         20.6.3 revisions to the projections set out in the Updated Business Plan, together with the main operating assumptions relating thereto, for such financial year until the Term Final Maturity Date, based on the financial condition and performance and prospects of the UK Group at such time;

         20.6.4 projected Permitted Payments to be made during such financial year and (in respect of paragraph (a) of the definition of Permitted Payments) the related

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                  Financial Indebtedness of the relevant members of the
                  Covenant Group to which those Permitted Payments will relate;

         20.6.5 Capital Expenditure projected to accrue on a quarterly basis for such financial year on a consolidated basis for the UK group;

         20.6.6 projected EBIT and EBITDA as at the end of each Financial Quarter in such financial year, for the UK Group; and

         20.6.7 a qualitative analysis and commentary from the management on its proposed activities for such financial year.

         The Parent shall provide the Agent with details of any material changes in the projections delivered under this Clause 20.6 as soon as reasonably practicable after it becomes aware of any such change.

20.7 Information for Reporting Accountants to prepare Monthly Performance Update Report

         20.7.1 The Parent shall, and the Parent shall (to the extent necessary) procure that each member of the UK Group shall (to the extent necessary) ensure that each member of the Extended UK Group shall, provide the Reporting Accountants with:

                  (a) by no later than the last Business Day of the calendar month which succeeds the month (the "relevant month") with respect to which any Monthly Performance Update Report is to be prepared, a report on the performance of the Extended UK Group during such relevant month, such report to include the Required Monthly Information for such month;

                  (b) as soon as reasonably practicable after receipt of any reasonable request from the Reporting Accountants for further particulars in relation to the Required Monthly Information, such further particulars; and

                  (c) as soon as reasonably practicable after receipt of any request, access to, and permission to inspect, the assets, books, records and premises of the Parent and each member of the Group, in each case to the extent reasonably requested by the Reporting Accountants in order to enable the Reporting Accountants to prepare the Monthly Performance Update Report within the time periods set out in the Reporting Accountants Mandate Letter.

         20.7.2 Each of the Parent and the Post-Novation Borrower shall comply with their respective payment obligations under the Reporting Accountants Mandate Letter in the amounts specified therein, in each case within 21 days of such payment obligations arising.

         20.7.3 The obligations of the Obligors under this Clause 20.7 shall continue until such time as the Agent (acting on the instructions of an Instructing Group) determines that the Monthly Performance Update Reports are no longer necessary provided that, without prejudice to the foregoing, the Agent will (in

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                  good faith) review the ongoing need for the Monthly
                  Performance Update Reports on the date falling 18 months after the Second Restatement Amendment Effective Date by reference to the then current performance of the UK Group and if the Agent (acting on the instructions of an Instructing Group) informs the Parent that the result of such review is that there is no ongoing need for Monthly Performance Update Reports no member of the Group shall have any further obligations under this Clause 20.7.

         20.7.4 The Banks hereby consent to the Reporting Accountants providing a copy of each Monthly Performance Update Report (with such deletions as the Reporting Accountants and/or the Agent may deem appropriate) to the lenders under the New NTL Exit Facility.

20.8     Hedging
         The Parent will promptly:

         20.8.1 notify the Agent upon either it or any member of the UK Group entering into any Hedging Agreement; and

         20.8.2 notify the Agent of any amendments made to the Hedging Strategy from time to time.

20.9     Asset Passthroughs and Funding Passthroughs
         The Parent shall, at least five Business Days prior to effecting either an Asset Passthrough or a Funding Passthrough provide the Agent with:

         20.9.1 written notice of the proposed Asset Passthrough or Funding Passthrough;

         20.9.2 a summary of the steps to be implemented in connection with the proposed Asset Passthrough or Funding Passthrough;

         20.9.3 a certificate from an Authorised Signatory of the Parent confirming that the proposed Asset Passthrough or Funding Passthrough will satisfy all of the requirements of the definition thereof; and

         20.9.4 such other information in relation to the proposed Asset Passthrough or Funding Passthrough as the Agent may reasonably request.

20.10    Other Financial Information
         20.10.1 The Parent shall ensure that the consolidated financial statements delivered by it pursuant to Clause 20.1 (Annual Statements) in respect of the Parent's and New NTL's financial year ended 31 December 2002 is accompanied by a statement (for information purposes only) setting out the financial condition and performance of the Group and the UK Group for such financial year as if financial covenants set out at Clause 21 (Financial Condition) were being tested at such time.

         20.10.2 Each Obligor shall, and the Parent shall procure that each member of the UK Group shall, from time to time on the request of the Agent, furnish the Agent with such information about the business, condition (financial or otherwise), operations, performance, properties or prospects of, respectively, New NTL, such Obligor and the relevant member of the UK Group (or, as the case may be, the UK Group) as the Agent or any Bank (through the Agent) may reasonably require provided that neither the Parent nor any Obligor shall be under any obligation to supply any information the supply of which would be contrary to any confidentiality obligation binding on it.

20.11    Accounting Policies
         The Parent shall ensure that:

         20.11.1 each set of financial statements delivered pursuant to Clause 20.1 (Annual Statements) and Clause 20.2 (Quarterly Statements) (other than the unaudited consolidated management accounts of the Group) is prepared using accounting policies, practices, procedures and, in the case of annual financial statements, accounting reference dates consistent with those applied in the preparation of the relevant Second Restatement Amendment Financial Statements; and

         20.11.2 each set of unaudited consolidated management accounts of the Group delivered pursuant to Clause 20.2 (Quarterly Statements) is prepared on a basis consistent with the basis agreed between New NTL and the Reporting Accountants prior to the date of the Second Restatement Amendment Agreement as the basis upon which the unaudited consolidated management accounts of the Group will be prepared, unless, in relation to any such set of financial statements, (other than the unaudited consolidated management accounts of the Group) the Parent notifies the Agent that there have been one or more changes in any such accounting policies, practices, procedures or accounting reference dates or, in relation to any such set of unaudited consolidated management accounts of the Group, the Parent notifies the Agent that there have been one or more changes in the basis upon which such unaudited consolidated management accounts have been prepared and:

                  (a) (save in respect of any change in the basis upon which unaudited consolidated management accounts were prepared) the auditors of New NTL or the Parent (as the case may be) provide:

                            (i)     a description of the changes and the
                                    adjustments which would be required to be made to those financial statements in order to cause them to use the accounting policies, practices, procedures and, in the case of annual financial statements, accounting reference dates upon which the relevant Second Restatement Amendment Financial Statements were prepared; and

                            (ii) sufficient information, in such detail and format as may be reasonably required by the Agent, to enable the Banks to make an accurate comparison between the financial position indicated by those financial statements and the relevant Second Restatement Amendment Financial
                                    Statements,

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                            in which case any reference in this Agreement to
                            those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the relevant Second Restatement Amendment Financial Statements were prepared; or

                  (b) in respect of any change in the basis upon which unaudited consolidated management accounts were prepared, New NTL provides:

                            (i)     a description of the changes and the
                                    adjustments which would be required to be made to those unaudited consolidated management accounts in order to cause them to be prepared on the basis agreed between New NTL and the Reporting Accountants referred to at sub-clause 20.11.2 of this Clause 20.11; and

                            (ii) sufficient information, in such detail and format as may be reasonably required by the Agent, to enable the Banks to make an accurate comparison between the financial position indicated by those unaudited consolidated management accounts and the first set of unaudited consolidated management accounts delivered pursuant to Clause 20.2 (Quarterly Statements) after the date of the Second Restatement Amendment Agreement, in which case any reference in this Agreement to those unaudited consolidated management accounts shall be construed as a reference to those unaudited consolidated management accounts as adjusted to reflect the basis upon which the first set of unaudited consolidated management accounts delivered pursuant to Clause 20.2 (Quarterly Statements) after the date of the Second Restatement Amendment Agreement were prepared; or

         20.11.3 the Parent notifies the Agent that it is no longer practicable to test compliance with the financial covenants set out in Clause 21.1 (UK Group Financial Condition) in the case of the Parent and Clause 21.2 (Group Financial Condition) in the case of New NTL against the financial statements received pursuant to this Clause 20, in which case:

                  (a) the Agent and the Parent shall enter into negotiations with a view to agreeing alternative financial covenants to replace those contained in Clause 21.1 (UK Group Financial Condition) or Clause 21.2 (Group Financial Condition) respectively in order to maintain a consistent basis for such financial covenants;

                  (b) if, after three months commencing on the date of the notice given to the Agent pursuant to this sub-clause 20.11.3 of this Clause 20.11, the Agent and the Parent cannot agree alternative financial covenants which are acceptable to an Instructing Group, the Agent shall refer the matter to such internationally recognised accounting firm as may be agreed between the Parent and an Instructing Group for determination of the adjustments required to be made to such financial statements or the calculation of such

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                            ratios to take account of such change, such
                            determination to be binding on the parties hereto, provided that pending such determination the Parent shall continue to prepare financial statements and calculate such ratios in accordance with sub-clause 20.11.2(a) and sub-clause 20.11.2(b) of this Clause 20.11; and

                  (c) New NTL agrees that it shall be bound by (i) any alternative financial covenants agreed between the Agent and the Parent pursuant to paragraph (a) of this sub-clause 20.11.3 of this Clause 20.11 and
                            (ii) any determination of adjustments required to be made to financial statements or any adjustment required to be made to the financial covenants by an internationally recognised accounting firm pursuant to paragraph (b) of this sub-clause
                            20.11.3 of this Clause 20.11.

20.12    General Information
         The Parent shall, as soon as reasonably practicable, furnish the Agent with such general information as it or any member of the UK Group is required by law to supply or make available to its (or such member of the UK Group's) (a) shareholders (in their capacity as such) or (b) creditors generally or any class thereof provided that the Parent shall not be required to furnish the Agent with such general information which a member of the UK Group (other than the Parent) is required by law to supply to its shareholders (in their capacity as such) for so long as such member of the UK Group is a wholly owned subsidiary of the Parent unless a specific item of information is requested by the Agent or any Bank (in which case such item of information shall be furnished to the Agent).

20.13    Litigation and Government or Regulatory Enquiry
         New NTL (in respect of itself) and the Parent (in respect of itself and each other member of the UK Group) shall advise the Agent forthwith of the details of:

         20.13.1 any litigation, arbitration or administrative proceedings pending or threatened against it or, as the case may be, any other member of the UK Group which could reasonably be expected to result in liability of it or, as the case may be, such other member of the UK Group in an amount in excess of (pound)5,000,000 (or its equivalent); and

         20.13.2 any notice or communication received by it or, as the case may be, any other member of the UK Group from, or any actual or potential enquiry, investigation or proceedings commenced by, any government, court or regulatory agency or authority, if such notice, communication, enquiry, investigation or proceedings could reasonably be expected to have a Material Adverse Effect.

20.14    New NTL's obligations in respect of Group financial statements
         20.14.1 New NTL shall deliver to the Parent the consolidated financial statements of the Group for each of its financial years, audited by an internationally recognised firm of independent auditors, in sufficient time to enable the Parent to comply with its obligations under sub-clause
                  20.1.1 of Clause 20.1 (Annual Statements).

         20.14.2 New NTL shall deliver to the Parent the unaudited consolidated financial statements or, as the case may be, unaudited consolidated management accounts, of the Group for each Financial Quarter in sufficient time to enable the Parent to comply with its obligations under sub-clause 20.2.1 of Clause 20.2 (Quarterly Statements).

20.15    Delivery of information to Banks
         The Parent may satisfy its obligation under this Agreement to deliver sufficient copies of any document or information for the Banks or to deliver any other information to the Banks by delivering one copy of the relevant document or information to the Agent with a request that the Agent deliver that document or information to the Banks in the manner in which it deems most appropriate (including by posting such information onto an electronic website designated by the Agent for such purpose) if:

         20.15.1 the Agent expressly agrees that it will accept one copy only of the relevant document or information (and the Agent hereby agrees to accept one copy of the documents referred to in Clauses 20.1 (Annual Statements), 20.2 (Quarterly Statements) and 20.6 (Budgets) for the purposes of this Clause 20.15); and

         20.15.2 the document or information is in a format previously agreed between the Parent and the Agent (and the Agent hereby acknowledges that the format of the documents most recently delivered prior to the date of the Second Restatement Amendment Agreement, pursuant to clauses 21.1 (Annual Statements), 21.2 (Quarterly Statements) and 21.5 (Budgets) of this Agreement in the form scheduled to the First Restatement Amendment Agreement are an agreed format for the purposes of this Clause 20.15).

21.      FINANCIAL CONDITION

21.1     UK Group Financial Condition
         The Parent shall ensure that the financial condition of the UK Group shall be such that:

         21.1.1 Ratio of UK Group Net Consolidated Total Debt to Consolidated Annualised EBITDA of the UK Group

                  (a) The ratio of the UK Group Net Consolidated Total Debt on each of the Quarter Dates specified in column one below to the Consolidated Annualised EBITDA of the UK Group for the Relevant Period ended on that Quarter Date shall be no greater than the ratio set out in column two below corresponding to that Quarter Date.

                           ----------------------------------------------- --------------------------------------------------
                                             Column One                                       Column Two
                                            Quarter Date                         UK Group Net Consolidated Total Debt:
                                                                            Consolidated Annualised EBITDA of the UK Group
                           ----------------------------------------------- --------------------------------------------------
                           31 March 2003                                                        6.08:1
                           ----------------------------------------------- --------------------------------------------------
                           30 June 2003                                                         6.11:1
                           ----------------------------------------------- --------------------------------------------------
                           30 September 2003                                                    5.86:1
                           ----------------------------------------------- --------------------------------------------------
                           31 December 2003                                                     5.48:1
                           ----------------------------------------------- --------------------------------------------------
                           31 March 2004                                                        5.34:1

                                     -86-

                           ----------------------------------------------- --------------------------------------------------
                           30 June 2004                                                         5.22:1
                           ----------------------------------------------- --------------------------------------------------
                           30 September 2004                                                    5.12:1
                           ----------------------------------------------- --------------------------------------------------
                           31 December 2004                                                     4.93:1
                           ----------------------------------------------- --------------------------------------------------
                           31 March 2005                                                        4.75:1
                           ----------------------------------------------- --------------------------------------------------
                           30 June 2005                                                         4.52:1
                           ----------------------------------------------- --------------------------------------------------
                           30 September 2005                                                    4.31:1
                           ----------------------------------------------- --------------------------------------------------
                           31 December 2005                                                     4.10:1
                           ----------------------------------------------- --------------------------------------------------
                           31 March 2006                                                        3.90:1
                           ----------------------------------------------- --------------------------------------------------
                           30 June 2006                                                         3.70:1
                           ----------------------------------------------- --------------------------------------------------
                           30 September 2006                                                    3.52:1
                           ----------------------------------------------- --------------------------------------------------
                           31 December 2006                                                     3.36:1
                           ----------------------------------------------- --------------------------------------------------
                           31 March 2007                                                        3.21:1
                           ----------------------------------------------- --------------------------------------------------
                           30 June 2007                                                         3.06:1
                           ----------------------------------------------- --------------------------------------------------


                  Ratio of UK Group Net Consolidated Total Debt to Consolidated EBITDA of the UK Group

                  (b) The ratio of UK Group Net Consolidated Total Debt on each of the Quarter Dates specified in column one below to the Consolidated EBITDA of the UK Group for the financial year of the Parent ended on that Quarter Date shall be no greater than the ratio set out in column two below corresponding to that Quarter Date.

                           ----------------------------------------------- --------------------------------------------------
                                             Column One                                       Column Two
                                            Quarter Date                    UK Group Net Total Debt: Consolidated EBITDA of
                                                                                             the UK Group
                           ----------------------------------------------- --------------------------------------------------
                           31 December 2003                                                     5.79:1
                           ----------------------------------------------- --------------------------------------------------
                           31 December 2004                                                     5.06:1
                           ----------------------------------------------- --------------------------------------------------
                           31 December 2005                                                     4.27:1
                           ----------------------------------------------- --------------------------------------------------
                           31 December 2006                                                     3.47:1
                           ----------------------------------------------- --------------------------------------------------


         21.1.2 Ratio of Consolidated EBITDA of the UK Group to the aggregate of UK Group Total Interest Payable, UK Group Capital Expenditure and Permitted Payments

                  (a) The ratio of the Consolidated EBITDA of the UK Group for each Relevant Period ended on the Quarter Dates specified in column one below to the aggregate of (a) UK Group Total Interest Payable for that Relevant Period; (b) UK Group Capital Expenditure accrued during that Relevant

                            Period; and (c) Permitted Payments made during that Relevant Period, shall be equal to or greater than the ratio set out in column two below corresponding to that Quarter Date.


                           ------------------------------------------------- ------------------------------------------------
                                              Column One                                       Column Two
                                             Quarter Date                       Consolidated EBITDA of the UK Group: the
                                                                              aggregate of UK Group Total Interest Payable,
                                                                               UK Group Capital Expenditure and Permitted
                                                                                                Payments
                           ------------------------------------------------- ------------------------------------------------
                           31 March 2003                                                         0.73:1
                           ------------------------------------------------- ------------------------------------------------
                           30 June 2003                                                          0.76:1
                           ------------------------------------------------- ------------------------------------------------
                           30 September 2003                                                     0.81:1
                           ------------------------------------------------- ------------------------------------------------
                           31 December 2003                                                      0.77:1
                           ------------------------------------------------- ------------------------------------------------
                           31 March 2004                                                         0.79:1
                           ------------------------------------------------- ------------------------------------------------
                           30 June 2004                                                          0.81:1
                           ------------------------------------------------- ------------------------------------------------
                           30 September 2004                                                     0.84:1
                           ------------------------------------------------- ------------------------------------------------
                           31 December 2004                                                      0.86:1
                           ------------------------------------------------- ------------------------------------------------
                           31 March 2005                                                         0.91:1
                           ------------------------------------------------- ------------------------------------------------
                           30 June 2005                                                          0.95:1
                           ------------------------------------------------- ------------------------------------------------
                           30 September 2005                                                     0.98:1
                           ------------------------------------------------- ------------------------------------------------
                           31 December 2005                                                      1.03:1
                           ------------------------------------------------- ------------------------------------------------
                           31 March 2006                                                         1.10:1
                           ------------------------------------------------- ------------------------------------------------
                           30 June 2006                                                          1.15:1
                           ------------------------------------------------- ------------------------------------------------
                           30 September 2006                                                     1.19:1
                           ------------------------------------------------- ------------------------------------------------
                           31 December 2006                                                      1.21:1
                           ------------------------------------------------- ------------------------------------------------
                           31 March 2007                                                         1.24:1
                           ------------------------------------------------- ------------------------------------------------
                           30 June 2007                                                          1.26:1
                           ------------------------------------------------- ------------------------------------------------

                  (b) The ratio of Consolidated EBITDA of the UK Group for the financial year of the Parent ending on the Quarter Dates specified in column one below to the aggregate of (a) UK Group Total Interest Payable for that financial year; (b) UK Group Capital Expenditure accrued during that financial year; and (c) Permitted Payments made during that financial year, shall be equal to or greater than the ratio set out in column two below corresponding to that Quarter Date.


                           ------------------------------------------------- ------------------------------------------------
                                              Column One                                       Column Two
                                             Quarter Date                       Consolidated EBITDA of the UK Group: the
                                                                              aggregate of UK Group Total Interest Payable,
                                                                               UK Group Capital Expenditure and Permitted
                                                                                                Payments
                           ------------------------------------------------- ------------------------------------------------
                           31 December 2003                                                      0.77:1
                           ------------------------------------------------- ------------------------------------------------
                           31 December 2004                                                      0.84:1
                           ------------------------------------------------- ------------------------------------------------
                           31 December 2005                                                      0.99:1
                           ------------------------------------------------- ------------------------------------------------

                                     -88-

                           31 December 2006                                                      1.18:1
                           ------------------------------------------------- ------------------------------------------------

         21.1.3 Aggregate amount of Liquidity of members of the UK Group and members of the Covenant Group

                  The aggregate amount of Liquidity of members of the UK Group and of members of the Covenant Group as at each Quarter Date in column one listed below shall be equal to or greater than the amount set out in column two below corresponding to such Quarter Date.

                   ----------------------------------------------------- ----------------------------------------------------
                                        Column One                                           Column Two
                                       Quarter Date                       Liquidity of members of the UK Group and members
                                                                                        of the Covenant Group

                                                                                                  (pound)
                   ----------------------------------------------------- ----------------------------------------------------
                   31 March 2003                                                             216,000,000
                   ----------------------------------------------------- ----------------------------------------------------
                   30 June 2003                                                              216,000,000
                   ----------------------------------------------------- ----------------------------------------------------
                   30 September 2003                                                         144,000,000
                   ----------------------------------------------------- ----------------------------------------------------
                   31 December 2003                                                          163,000,000
                   ----------------------------------------------------- ----------------------------------------------------
                   31 March 2004                                                             95,000,000
                   ----------------------------------------------------- ----------------------------------------------------
                   30 June 2004                                                              120,000,000
                   ----------------------------------------------------- ----------------------------------------------------
                   30 September 2004                                                         68,000,000
                   ----------------------------------------------------- ----------------------------------------------------
                   31 December 2004                                                          107,000,000
                   ----------------------------------------------------- ----------------------------------------------------
                   31 March 2005                                                             71,000,000
                   ----------------------------------------------------- ----------------------------------------------------
                   30 June 2005                                                              130,000,000
                   ----------------------------------------------------- ----------------------------------------------------
                   30 September 2005                                                         93,000,000
                   ----------------------------------------------------- ----------------------------------------------------
                   31 December 2005                                                          151,000,000
                   ----------------------------------------------------- ----------------------------------------------------
                   31 March 2006                                                             122,000,000
                   ----------------------------------------------------- ----------------------------------------------------
                   30 June 2006                                                              194,000,000
                   ----------------------------------------------------- ----------------------------------------------------
                   30 September 2006                                                         171,000,000
                   ----------------------------------------------------- ----------------------------------------------------
                   31 December 2006                                                          242,000,000
                   ----------------------------------------------------- ----------------------------------------------------
                   31 March 2007                                                             221,000,000
                   ----------------------------------------------------- ----------------------------------------------------
                   30 June 2007                                                              296,000,000
                   ----------------------------------------------------- ----------------------------------------------------

21.2     Group Financial Condition
         New NTL shall ensure that the financial condition of the Group shall be such that:

         Ratio of Group Net Consolidated Total Debt to Consolidated Annualised EBITDA of the Group

                  (a) The ratio of the Group Net Consolidated Total Debt on each of the Quarter Dates specified in column one below to the Consolidated Annualised EBITDA of the Group for the Relevant Period ended on that Quarter Date shall be no greater than the ratio set out in column two below corresponding to that Quarter Date.

                   ----------------------------------------------------- ----------------------------------------------------
                                        Column One                                           Column Two
                                       Quarter Date                        Group Net Consolidated Total Debt: Consolidated
                                                                                   Annualised EBITDA of the Group
                   ----------------------------------------------------- ----------------------------------------------------
                   31 March 2003                                                               6.96:1
                   ----------------------------------------------------- ----------------------------------------------------
                   30 June 2003                                                                6.95:1
                   ----------------------------------------------------- ----------------------------------------------------
                   30 September 2003                                                           6.57:1
                   ----------------------------------------------------- ----------------------------------------------------
                   31 December 2003                                                            6.18:1
                   ----------------------------------------------------- ----------------------------------------------------
                   31 March 2004                                                               5.98:1
                   ----------------------------------------------------- ----------------------------------------------------
                   30 June 2004                                                                5.88:1
                   ----------------------------------------------------- ----------------------------------------------------
                   30 September 2004                                                           5.74:1
                   ----------------------------------------------------- ----------------------------------------------------
                   31 December 2004                                                            5.51:1
                   ----------------------------------------------------- ----------------------------------------------------
                   31 March 2005                                                               5.28:1
                   ----------------------------------------------------- ----------------------------------------------------
                   30 June 2005                                                                5.03:1
                   ----------------------------------------------------- ----------------------------------------------------
                   30 September 2005                                                           4.79:1
                   ----------------------------------------------------- ----------------------------------------------------
                   31 December 2005                                                            4.55:1
                   ----------------------------------------------------- ----------------------------------------------------
                   31 March 2006                                                               4.33:1
                   ----------------------------------------------------- ----------------------------------------------------
                   30 June 2006                                                                4.11:1
                   ----------------------------------------------------- ----------------------------------------------------
                   30 September 2006                                                           3.91:1
                   ----------------------------------------------------- ----------------------------------------------------
                   31 December 2006                                                            3.75:1
                   ----------------------------------------------------- ----------------------------------------------------
                   31 March 2007                                                               3.59:1
                   ----------------------------------------------------- ----------------------------------------------------
                   30 June 2007                                                                3.43:1
                   ----------------------------------------------------- ----------------------------------------------------


                  Ratio of Group Net Consolidated Total Debt to Consolidated EBITDA of the Group

                  (b) The ratio of Group Net Consolidated Total Debt on each of the Quarter Dates specified in column one below to the Consolidated EBITDA of the Group for the financial year of New NTL ended on that Quarter Date shall be no greater than the ratio set out in column two below corresponding to that Quarter Date.


                   ----------------------------------------------------- ----------------------------------------------------
                                        Column One                                           Column Two
                                       Quarter Date                        Group Net Consolidated Total Debt: Consolidated
                                                                                         EBITDA of the Group
                   ----------------------------------------------------- ----------------------------------------------------
                   31 December 2003                                                            6.54:1
                   ----------------------------------------------------- ----------------------------------------------------
                   31 December 2004                                                            5.69:1
                   ----------------------------------------------------- ----------------------------------------------------
                   31 December 2005                                                            4.76:1
                   ----------------------------------------------------- ----------------------------------------------------
                   31 December 2006                                                            3.88:1
                   ----------------------------------------------------- ----------------------------------------------------

21.3     Financial Definitions
         In this Agreement the following terms have the following meanings:

         "Allowable Exceptional Items" means any items treated as exceptional items which the Reporting Accountants have confirmed to the Agent:

         (a) may be treated as exceptional items required to be shown after operating profit in accordance with paragraph 20 of Financial Reporting Standard 3 (Reporting Financial Performance) in the form issued by the Accounting Standards Board as at the Second Restatement Amendment Effective Date; or

         (b) are charges or credits directly attributable to business rationalisation and which are:

                  (i) redundancy termination costs and other costs directly attributable to redundancies;

                  (ii)      property disposal and closure costs;

                  (iii) other costs incurred in terminating contracts as a direct result of rationalisation; or

                  (iv) professional fees incurred solely in connection with the costs referred to at paragraphs (i) to
                            (iii) above.

         "Available Cash" means at any time, cash (in cleared balances) denominated in sterling (or any other currency freely convertible into sterling) and credited to an account in the name of a member of the Covenant Group or the UK Group with an Eligible Deposit Bank and to which such a member of the Covenant Group or, as the case may be, the UK Group is alone beneficially entitled and for so long as such cash is repayable on demand (including any cash held on time deposit which is capable of being broken and the balance received on same day notice provided that any such cash shall only be taken into account net of any penalties or costs which would be incurred in breaking the relevant time deposit) and repayment of such cash is not contingent on the prior discharge of any other indebtedness of any member of the Covenant Group or, as the case may be, the UK Group or of any other person whatsoever or on the satisfaction of any other condition.

         "Capital Expenditure" means expenditure on the acquisition or improvement of an asset which would be treated as a capital asset in accordance with generally accepted accounting principles in the United Kingdom.

         "Cash" means at any time, cash (in cleared balances) denominated in sterling (or any other currency freely convertible into sterling) and credited to an account in the name of a member of the Group, the Covenant Group or (as applicable) the UK Group with an Eligible Deposit Bank and to which such a member of the Group, the Covenant Group or (as applicable) the UK Group is alone beneficially entitled and for so long as:

         (a) such cash is repayable on demand (including any cash held on time deposit which is capable of being broken and the balance received on same day notice provided that any such cash shall only be taken into account net of any penalties or costs which would be incurred in breaking the relevant time deposit) and repayment of such cash is not contingent on the prior discharge of any other indebtedness of any member of the Group, the Covenant Group or (as applicable) the UK Group or of any other person whatsoever or on the satisfaction of any other condition; or

         (b) such cash has been deposited with an Eligible Deposit Bank as security for any performance bond, guarantee, standby letter of credit or similar facility the contingent liabilities relating to such having been included in the calculation of UK Group Consolidated Total Debt or, as the case may be, Group Consolidated Total Debt.

         "Consolidated Annualised EBITDA" means with respect to any Quarter Date, the consolidated EBITDA of the UK Group or, as the case may be, the Group, for the Relevant Period ended on such Quarter Date, multiplied by two.

         "Consolidated EBITDA" means with respect to any Quarter Date, the consolidated EBITDA of the UK Group or, as the case may be, the Group, for the Relevant Period or, as the case may be, the financial year of the Parent or New NTL ended on such Quarter Date.

         "Current Assets" means the aggregate of inventory, trade and other receivables of each member of the UK Group including sundry debtors (but excluding cash at bank) maturing within twelve months from the date of computation.

         "Current Liabilities" means the aggregate of all liabilities (including trade creditors, accruals and provisions and prepayments) of each member of the UK Group falling due within twelve months from the date of computation and required to be accounted for as "current liabilities" under generally accepted accounting principles in the United Kingdom but excluding consolidated aggregate Indebtedness for Borrowed Money of the UK Group falling due within such period and any interest on such Indebtedness for Borrowed Money due in such period.

         "EBIT" means, in respect of any period, the consolidated net income of the UK Group or, as the case may be, the consolidated net income of the Group for such period adding back (only to the extent, in each case, deducted in calculating such consolidated net income):

         (a)      any provision on account of taxation;

         (b) any interest (including capitalised interest), commission, discounts or other fees incurred or payable by any member of the UK Group or, as the case may be, the Group in respect of Indebtedness for Borrowed Money;

         (c) in relation to the consolidated net income of the UK Group or the Group, any net amounts paid pursuant to the interest hedging arrangements entered into in respect of the Revolving Facility or the Term Facility and, in relation to the consolidated net income of the Group only, any net amounts paid pursuant to interest hedging arrangements entered into in respect of Permitted Covenant Group Indebtedness;

         (d) (i) in the case of the UK Group, any Allowable Exceptional Items, (ii) in the case of the Group, any Allowable Exceptional Items included in the calculation of EBIT of the UK Group and any Allowable Exceptional Items in respect of any other member of the Group incorporated in a jurisdiction which requires its financial statements to be governed by generally accepted accounting principles in the United Kingdom, Ireland or the United States of America and (iii) in the case of the UK Group or the Group, any other similar items agreed between the Parent and the Agent (acting on the instructions of an Instructing Group); and

         (e) separation and integration costs and payments made by any member of the UK Group under schedule 8 of the Transaction Agreement.

         "EBITDA" means, in respect of any period, EBIT of the UK Group or, as the case may be, the Group for such period adding back (only to the extent, in each case, deducted in calculating EBIT):

         (a) any amount attributable to amortisation of intangible assets (including goodwill);

         (b) depreciation of tangible assets and capitalised costs and expenses; and

         (c) amortisation, or the writing off, of transaction expenses in relation to the Acquisition,

         and deducting any costs and expenses capitalised in accordance with the accounting policies, practices and procedures applied in the preparation of the relevant financial statements of the Group or, as the case may be, the UK Group during such period (other than costs and expenses incurred in constructing or upgrading cable networks in the ordinary course of the UK Group's business or, as the case may be, the Group's, business).

         "Eligible Deposit Bank" means any bank or financial institution which is a Bank and has a short term rating of at least A1 granted by Standard & Poor's Corporation or P1 granted by Moody's Investors Services, Inc.

         "Financial Quarter" means the period commencing on the day after one Quarter Date and ending on the next Quarter Date.

         "Group Consolidated Total Debt" means, at any time (without double counting), the aggregate principal, capital or nominal amounts (including any capitalised interest) of indebtedness of any member of the Group constituting Indebtedness for Borrowed Money together with any other indebtedness of any member of the Group constituting Indebtedness for Borrowed Money which is due and payable and has not been paid at such time and in respect of which the grace period (if any) specified in the documentation relating thereto has expired, but excluding Indebtedness for Borrowed Money of any member of the Group to another member of the Group to the extent permitted or not prohibited under this Agreement.

         "Group Net Consolidated Total Debt" means, at any time, the Group Consolidated Total Debt at such time less Cash, in cleared balances at such time, credited to an account in the name of a member of the Group subject to a maximum aggregate Cash amount of (pound)150,000,000 (or its equivalent in other currencies).

         "Group Total Debt Service" means, in respect of any Financial Quarter, the aggregate of:

         (a) the UK Group Total Interest Payable in respect of such Financial Quarter; and

         (b) amounts (if any) accrued during such Financial Quarter in respect of the actual cash obligations of any member of the Covenant Group which could (assuming that the conditions for making the relevant Permitted Payments will be satisfied at the time such Permitted Payment falls to be made) be serviced by Permitted Payments falling within paragraph (a) of the definition thereof less any amount previously taken into account pursuant to this paragraph (b) when calculating Group Total Debt Service where the relevant actual cash payment obligation of the relevant member of the Covenant Group falls due during such Financial Quarter but is not capable of being serviced by Permitted Payments falling within paragraph (a) of the definition thereof due to the conditions for such Permitted Payments to be made not being satisfied;

         (c) one quarter of the maximum amount of corporate expenses which could (assuming that the conditions for making the relevant Permitted Payment will be satisfied at the time such Permitted Payment falls to be made) be serviced by Permitted Payments falling within paragraph (b) of the definition thereof during the financial year of the Parent in which the relevant Financial Quarter falls less any amount previously taken into account pursuant to this paragraph (c) when calculating Group Total Debt Service where, during such Financial Quarter, it becomes apparent that such amount previously taken into account is not capable of being serviced by Permitted Payments falling within paragraph (b) of the definition thereof due to the conditions for such Permitted Payments to be made not being satisfied or it becomes apparent that such amount previously taken into account is not required to be funded by a Permitted Payment falling within paragraph (b) of the definition thereof; and

         (d) save to the extent immediately reborrowed, the aggregate of scheduled and mandatory payments of the principal, capital or nominal amounts of any Indebtedness for Borrowed Money of any member of the UK Group which fell due during such Financial Quarter.

         "Liquidity" means at any time the aggregate amount of:

         (a)      Available Cash;

         (b) the Available Revolving Facility (if any) provided that at the relevant time a Revolving Advance in an amount equal to the Available Revolving Facility would be capable of being made in accordance with Clause 3 (Utilisation of the Revolving Facility); and

         (c) any investments of an Obligor or a member of the Covenant Group falling within paragraph (b) or paragraph (c) of the definition of Permitted Investments and which are held with an Eligible Deposit Bank.

         "Operating Cash Flow" means, in respect of any Financial Quarter, EBITDA of the UK Group for that Financial Quarter after:

         (a)      adding back:

                  (i) any decrease in the amount of Working Capital at the end of such Financial Quarter compared against the Working Capital at the start of such Financial Quarter; and

                  (ii) any cash receipt in respect of any exceptional item; and

         (b)      deducting:

                  (i) the lesser of (x) actual Capital Expenditure by members of the UK Group during such Financial Quarter and (y) an amount equal to 120 per cent. of the budgeted Capital Expenditure for such Financial Quarter as set out in the Updated Business Plan provided that, in respect of any Financial Quarter which falls within the financial year commencing 1 January 2005 or any financial year commencing thereafter, the budgeted Capital Expenditure for the purposes of such calculation shall be equal to one quarter of the amount of Capital Expenditure specified in the Budget for such financial year delivered pursuant to Clause 20.6 (Budgets);

                  (ii) any increase in the amount of Working Capital at the end of such Financial Quarter compared against the Working Capital at the start of that Financial Quarter;

                  (iii) any amount due and payable in respect of taxes on the profits in that Financial Quarter of any member of the UK Group; and

                  (iv) any cash payment in respect of any exceptional item,

                  and no amount shall be included or excluded more than once.

         "Quarter Date" means 31 March, 30 June, 30 September and 31 December in each year.

         "Relevant Period" means each period of six months ending on a Quarter Date.

         "UK Group Capital Expenditure" means the aggregate Capital Expenditure of members of the UK Group.

         "UK Group Consolidated Total Debt" means, at any time (without double counting), the aggregate principal, capital or nominal amounts (including any capitalised interest) of indebtedness of any member of the UK Group constituting Indebtedness for Borrowed Money together with any other indebtedness of any member of the UK Group constituting Indebtedness for Borrowed Money which is due and payable and has not been paid at such time and in respect of which the grace period (if any) specified in the documentation relating thereto has expired but:

         (a) excluding such Indebtedness for Borrowed Money of any member of the UK Group to another member of the UK Group to the extent permitted under this Agreement; and

         (b) excluding any Indebtedness for Borrowed Money to the extent such is Subordinated UK Group Debt.

         "UK Group Net Consolidated Total Debt" means, at any time, UK Group Consolidated Total Debt at such time less Cash, in cleared balances at such time, credited to an account in the name of a member of the UK Group subject to a maximum aggregate Cash amount of (pound)100,000,000 (or its equivalent in other currencies).

         "UK Group Total Interest Payable" means, in respect of any period, the aggregate amount of the interest (including the interest element of leasing and hire purchase payments), commission, fees and other periodic finance payments which have accrued on the UK Group Consolidated Total Debt during such period:

         (a) adding any commission, fees and other finance payments accrued during such period (whether payable during such period or later) by any member of the UK Group under any interest rate hedging arrangement;

         (b) deducting any commission, fees and other finance payments accrued in favour of any member of the UK Group under any interest rate hedging arrangement permitted by this Agreement during such period; and

         (c) deducting any interest accrued in favour of any member of the UK Group on any deposit or bank account during such period.

         "Working Capital" means on any date Current Assets less Current Liabilities.

21.4     Accounting Terms
         All accounting expressions which are not otherwise defined herein shall be construed in accordance with generally accepted accounting principles in England.

22.      COVENANTS

22.1     Notification of Events of Default
         The Parent shall promptly inform the Agent of the occurrence of any Event of Default or Potential Event of Default and, upon receipt of a written request to that effect from the Agent, confirm to the Agent that, save as previously notified to the Agent or as notified in such confirmation, no Event of Default or Potential Event of Default has occurred and is continuing.

22.2     Claims Pari Passu
         Each Obligor shall ensure that, subject to the Reservations:

         22.2.1 at all times the claims of the Finance Parties against such Obligor under the Finance Documents (other than the Security Documents and the Second Security Documents) to which such Obligor is party rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors; and

         22.2.2 at all times the claims of the Finance Parties against such Obligor under the Security Documents and the Second Security Documents to which such Obligor is party rank ahead of the claims of all its other creditors (other than (if and to the extent applicable) creditors with the benefit of Permitted Encumbrances) against the assets the subject of the Encumbrances created by such Security Documents or the Second Security Documents.

22.3     Maintenance of Legal Validity
         Each Obligor shall and the Parent shall procure that each Obligor in the UK Group shall:

         22.3.1 do all such things as are necessary to maintain its existence as a legal person (other than as part of a solvent reorganisation on terms which have been approved in writing by the Agent acting on the instructions of an Instructing Group); and

         22.3.2 obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences and consents required in or by the laws and regulations of each jurisdiction in which it owns or leases property or in which it conducts its business to enable it lawfully to enter into and perform its obligations under each of the Finance Documents to which it is expressed to be a party or to ensure the legality or validity or (subject to the

                  Reservations) enforceability or admissibility in evidence in England and in each other jurisdiction in which it owns or leases property or in which it conducts its business (to the extent applicable) of each such Finance Document.

22.4     Insurance
         Each Obligor shall and the Parent shall procure that each member of the UK Group shall effect and maintain, insurances (or, in the case of the Captive Insurance Company, if the Captive Insurance Company is a member of the UK Group, insurances and re-insurances) on and in relation to its business and assets against such risks as is reasonable for a company carrying on a business such as that carried on by such Obligor or member of the UK Group with either (save in respect of the Captive Insurance Company's own insurance) the Captive Insurance Company or with a reputable underwriter or insurance company and, in the case of the Captive Insurance Company, the Parent shall procure that the Captive Insurance Company shall effect and maintain insurances with a reputable underwriter or insurance or reinsurance company.

22.5     Environmental Compliance
         Each Obligor shall and the Parent shall procure that each member of the UK Group shall comply in all material respects with all Environmental Laws and obtain and maintain any Environmental Permits, breach of which (or failure to obtain or maintain which) could reasonably be expected to have a Material Adverse Effect.

22.6     Environmental Claims
         Each Obligor shall and the Parent shall procure that each member of the UK Group shall inform the Agent in writing as soon as reasonably practicable upon becoming aware of the same if any Environmental Claim has been commenced or (to the best of such Obligor's or member of the UK Group's knowledge and belief) is threatened against it in any case where such claim would be reasonably likely, if adversely determined, to have a Material Adverse Effect, or of any facts or circumstances which will or are reasonably likely to result in any Environmental Claim being commenced or threatened against such Obligor or member of the UK Group in any case where such claim would be reasonably likely, if adversely determined, to have a Material Adverse Effect.

22.7     Maintenance of Licences and Other Authorisation
         Each Obligor shall and the Parent shall procure that each member of the UK Group shall:

         22.7.1 ensure that it has the right and is duly qualified to conduct its business and to the extent that the loss of any contract, authorisation, approval, licence, consent, right or franchise could reasonably be expected to have a Material Adverse Effect, do all things necessary to obtain, preserve, keep valid and binding and, where relevant, renew all such contracts, authorisations, approvals, licences, consents, rights and franchises; and

         22.7.2 ensure that each Licence (or any replacement or renewal thereof) is held by a member of the UK Group (other than the Parent).

22.8     Conduct Business in Accordance with Licences

         Each Obligor shall and the Parent shall procure that each member of the UK Group shall carry on its business, or cause the same to be carried on, in accordance with the terms and conditions of the Licences in all material respects and no Obligor shall and the Parent shall procure that no member of the UK Group shall do, omit to do or suffer to be done, any act whereby any person is entitled or empowered to revoke, materially and adversely amend, suspend, withdraw or terminate any Licence if such amendment, revocation, suspension, withdrawal or termination could reasonably be expected to have a Material Adverse Effect.

22.9     Statutory Requirements
         Each Obligor shall and the Parent shall procure that each member of the UK Group shall comply in all material respects with all Statutory Requirements binding upon it or enforceable against it in respect of the conduct of its business and the ownership of its properties if and insofar as failure to do so could reasonably be expected to have a Material Adverse Effect.

22.10    Regulatory Notices and Communications
         The Parent shall notify the Agent within fourteen days of receipt by any member of the UK Group of any notice or communication from any government, court or regulatory authority or agency (including, without prejudice to the generality of the foregoing, the Secretary of State for Trade and Industry, Oftel or the Radiocommunications Agency) which may give rise to the revocation, termination, material adverse amendment, suspension, withdrawal or avoidance of any Licences or any of the terms and conditions thereof if such revocation, termination, material adverse amendment, suspension, withdrawal or avoidance could reasonably be expected to have a Material Adverse Effect.

22.11    Compliance with Material Commercial Contracts
         Each Obligor shall and the Parent shall procure that each member of the UK Group shall:

         22.11.1 comply in all material respects with its obligations under each Material Commercial Contract to which it is party and take all action necessary to ensure the continued validity and enforceability of its rights thereunder;

         22.11.2 not amend, vary, novate or supplement any such Material Commercial Contract in any material respect;

         22.11.3 not terminate any such Material Commercial Contract prior to its contractual termination date,

         if such non-compliance, failure to take action, amendment, variation, novation or supplement or termination, as the case may be, could reasonably be expected to have a Material Adverse Effect.

22.12    Preservation of Assets
         Each Obligor shall and the Parent shall procure that each member of the UK Group shall maintain and preserve all of its assets that are necessary and material in the conduct of its business as conducted at the Execution Date in good working order and condition (ordinary wear and tear excepted), repair (with reasonable promptness) any damage to such assets and shall maintain in all material respects all books and records which are necessary in connection therewith or in connection with the conduct of its business.

22.13    Security
         Each Obligor shall, at its own expense, take all such action as the Agent may reasonably require for the purpose of perfecting or protecting the Finance Parties' rights under and preserving the security interests intended to be created or evidenced by any of the Finance Documents to which it is a party, and following the making of any declaration pursuant to Clause 23.17 (Acceleration and Cancellation) or 23.18 (Advances Due on Demand) for facilitating the realisation of any such security or any part thereof.

22.14    Access
         The Parent shall ensure that any one or more representatives, agents and advisers of the Agent and/or any of the Banks will be allowed, whilst an Event of Default or Potential Event of Default is continuing and with prior notice, to have access to the assets, books, records and premises of each member of the UK Group and be permitted to inspect the same during normal business hours.

22.15    Consents and Properties
         Each Obligor which owns a Principal Property or any other property to be subject to a fixed charge under a Debenture shall, and the Parent shall procure that each such Obligor in the UK Group shall use all reasonable endeavours to obtain consents to charge all of such properties which are leasehold and which are charged pursuant to the Security Documents and/or the Second Security Documents from the relevant landlords as soon as practicable.

22.16    Mandatory Contribution
         22.16.1 New NTL shall ensure that the cash proceeds (net of any related expenses) of any equity or Financial Indebtedness raised by any member of the Covenant Group (other than from another member of the Covenant Group (but without prejudice to New NTL's obligations under this Clause 22.16 in respect of any equity or Financial Indebtedness raised by such other member of the Covenant Group other than from another member of the Covenant Group)) shall be applied as follows:

                  (a) to the extent that such amount is required, pursuant to the Working Capital Facility, to be applied in mandatory prepayment of the amount outstanding thereunder, such amount shall be invested in the Parent by way of Subordinated Funding and so applied in mandatory prepayment of the amount outstanding under the Working Capital Facility (in accordance with the terms thereof);

                  (b) to the extent that such amount is not required pursuant to the Working Capital Facility to be applied in mandatory prepayment thereof:

                            (i) up to (and including) 31 December 2003, 662/3 per cent. of the aggregate amount of such cash proceeds; and

                            (ii) at all times thereafter, 75 per cent. of the aggregate amount of such cash proceeds,

                            in each case other than:

                            (1)     Excluded Contributions; and

                            (2) any Financial Indebtedness of the type referred to at paragraph (c) of the definition of Financial Indebtedness where the relevant Hedging Agreement is an agreement in respect of an interest rate swap or a currency swap in respect of Financial Indebtedness raised by any member of the Covenant Group which is an Excluded Contribution or which has been applied in accordance with this Clause
                                    22.16 provided that the relevant Hedging
                                    Agreement was entered into for bona fide protection against fluctuations in interest or currency rates, the relevant Hedging Agreement does not (whether intended or not) create the same or a similar economic benefit for the relevant member of the Covenant Group as an agreement to borrow money or to raise finance or an agreement which otherwise has the same commercial effect as a borrowing and the relevant Hedging Agreement was entered into on terms (including rates) which could reasonably be regarded as market standard for a company of comparable standing to the member of the Covenant Group which is party to the relevant Hedging Agreement at the time at which the Hedging Agreement was entered into provided further that the exclusion at this paragraph (2) does not include any amounts payable to a member of the Covenant Group on the early termination of a Hedging Agreement or any amounts payable to a member of the Covenant Group on the entry into of a Hedging Agreement (save for any such amounts which are payable to achieve bona fide protection against fluctuations in interest or currency rates) and any such amounts shall be applied in accordance with this Clause 22.16, shall be contributed to the Parent by way of Subordinated Funding. The Parent shall in turn ensure that any such Subordinated Funding received by it is contributed to the other members of the UK Group by way of Parent Funding.

         22.16.2 The Parent may, on or before the date falling 12 months after the Second Restatement Amendment Effective Date by notice in writing to the Agent, elect that some or all of the cash proceeds of the Exit Financing or the Exit Shares which has, prior to the making of such election, been voluntarily invested in the Parent by way of Subordinated Funding and on-lent by the Parent to members of the UK Group (other than the Parent) by way of Parent Funding (the amount of such cash proceeds so notified being hereinafter referred to as the "Exit Contributed Amount"), are to constitute Capital Events Proceeds and to be used to prepay and cancel the Working Capital Facility. If the Parent makes an election as aforesaid the Parent shall be entitled to, notwithstanding the provisions of the Parent Intra-Group Loan Assignment and the Second Parent Intra-Group Loan Assignment or any other provision of this Agreement, and shall, apply an amount equal to the Exit Contributed Amount less (pound)9,000,000 in prepayment and cancellation of the Working Capital Facility.

22.17    Negative Pledge
         No Obligor shall and the Parent shall procure that no member of the UK Group shall create or permit to subsist any Encumbrance over all or any of its present or future undertaking, revenues or assets other than Permitted Encumbrances.

22.18    Loans and Guarantees
         No Obligor shall and the Parent shall procure that no member of the UK Group shall (save in the ordinary course of business) make any loans, grant any credit or give any guarantee or indemnity to or for the benefit of any person or voluntarily assume any liability, whether actual or contingent, in respect of any obligation of any other person other than Permitted Loans and Guarantees. Any intercompany balance representing any overpayment or any underpayment arising as a result of the settlement arrangements referred to at paragraph (h)(ii) of the definition of Permitted Loans and Guarantees (and any payment in connection with any such overpayment or underpayment) shall not constitute a breach of any restriction contained in the Finance Documents.

22.19    Disposals
         22.19.1 No Obligor shall and the Parent shall procure that no member of the UK Group shall sell, lease, transfer or otherwise dispose of, by one or more transactions or series of transactions (whether related or not), the whole or any part of its revenues or its assets other than any Permitted Disposal.

         22.19.2 Each of New NTL and the Parent shall procure that prior to the earliest of: (a) Note Registration; (b) the disposal of the Towers Business (as hereinafter defined) and (c) a refinancing of the Exit Financing other than by way of indebtedness or, if by way of indebtedness, where the provisions of the documents relating to such indebtedness do not limit (and cannot operate to limit) a sale of the Towers Business, the aggregate fair market value of Asset Dispositions (other than any asset subject to a Sale and Leaseback Transaction permitted under the Exit Financing Indenture) in any Fiscal Year does not exceed 5 per cent. of the Consolidated Tangible Assets at the beginning of such Fiscal Year. New NTL shall not agree any amendment to the New NTL Exit Facility Agreements which imposes additional restrictions or further circumscribe (whether directly or indirectly) the ability of any person to dispose of the shares in, or assets of, National Transcommunications Limited or the ability of any person to dispose of all or any part of the Group's United Kingdom broadcast business and undertaking (the "Towers Business").

         22.19.3 For the purpose of sub-clause 22.19.2 of this Clause 22.19, "Asset Dispositions", "Consolidated Tangible Assets", "Fiscal Year", "Note Registration" and "Sale and Leaseback Transaction" shall each bear the meaning given to such term in the Exit Financing Indenture as set out in Appendix B (Change of Control and Asset Disposition provisions of the Exit Financing Indenture) or as such definitions in the Exit Financing Indenture may be amended from time to time provided that no amendment to any such definition shall be taken into account for the purposes of sub-clause 22.19.3 of this Clause 22.19 until such time as the Agent shall have received a copy of the amended definitions and such other information in relation thereto as the Agent may reasonably request.

22.20    Financial Indebtedness
         22.20.1 No Obligor shall and the Parent shall procure that no member of the UK Group shall incur, or allow to subsist, any Financial Indebtedness or enter into any agreement or arrangement whereby it is entitled to incur, create or allow to subsist any Financial Indebtedness other than Permitted Indebtedness.

         22.20.2 New NTL shall procure that NTL UK shall not incur, or allow to subsist, any Financial Indebtedness between it and any other members of the Covenant Group or enter into any agreement or arrangement whereby it is entitled to incur, create or allow to subsist any such Financial Indebtedness other than Financial Indebtedness owed by it to New NTL or to New Holdco.

         22.20.3 New NTL shall not, and shall procure that no member of the Covenant Group shall incur, or allow to subsist any Financial Indebtedness or enter into any agreement or arrangement whereby it is entitled to incur, create or allow to subsist any Financial Indebtedness other than, subject to sub-clause 22.20.2, Permitted Covenant Group Indebtedness.

         22.20.4 New NTL and the Parent shall procure that the only Financial Indebtedness outstanding between NTL UK and the Parent is Subordinated UK Group Debt.

22.21    Restricted Payments
         The Parent shall not and shall procure that no member of the UK Group shall make any Restricted Payment other than Permitted Payments.

22.22    Acquisitions and Investments
         No Obligor shall and the Parent shall procure that no member of the UK Group shall (a) purchase, subscribe for or otherwise acquire any shares (or other securities or any interest therein) in, or incorporate, any other company or agree to do any of the foregoing, or (b) purchase or otherwise acquire (other than in the ordinary course of business) any assets or revenues or (without limitation to any of the foregoing) acquire any business or interest therein or agree to do so, save for (and for agreements relating to):

         22.22.1 any investment or acquisition of assets contemplated in the Updated Business Plan provided that the aggregate value of all such investments and acquisitions shall not exceed (pound)25,000,000 (or its equivalent in other currencies);

         22.22.2  Permitted Investments; and

         22.22.3  Permitted Acquisitions.

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22.23    Mergers
         No Obligor shall and the Parent shall procure that no member of the UK Group shall enter into any merger or consolidation with any other person save for, respectively, another Obligor or, as the case may be, another member of the UK Group.

22.24    Change of Business
         Save as contemplated in the Updated Business Plan (and provided that nothing in this Clause 22.24 shall prevent an Obligor from making any investment or disposal which is otherwise permitted under this Agreement) no Obligor shall and the Parent shall procure that no member of the UK Group shall enter into any type of business sector which would result in a change in the business focus of the UK Group taken as a whole from its business focus as at the Execution Date.

22.25    Guarantors
         22.25.1 The Parent shall ensure that at all times the aggregate EBITDA of the Guarantors (in each case calculated on an unconsolidated basis) for any period of four consecutive Financial Quarters equals or exceeds 95 per cent. of the consolidated EBITDA of the UK Group for such period.

         22.25.2 For the purposes of this Clause 22.25 the aggregate EBITDA of the Guarantors and the consolidated EBITDA of the UK Group shall be equal to the aggregate EBITDA of the Guarantors or, as the case may be the aggregate EBITDA of the UK Group for the immediately preceding four complete Financial Quarters.

         22.25.3 A breach of this Clause 22.25 shall not constitute an Event of Default if (i) one or more subsidiaries of the Parent become Guarantors (in accordance with Clause 37 (Accession of Guarantors)), within five Business Days of the earlier of notice by the Agent to the Parent of the breach and the Parent becoming aware thereof and (ii) the Agent (acting reasonably) is satisfied that this Clause 22.25 will, as a result of the Guarantors thereby created, be satisfied.

22.26    Shares
         No Obligor shall and the Parent shall procure that no member of the UK Group shall without the prior written consent of an Instructing Group, alter any rights attaching to its issued shares, if:

         22.26.1 those shares are subject to the Security and/or the Second Security; and

         22.26.2 such an alteration would be reasonably likely to prejudice the value of, or the ability of the Security Trustee and/or the Second Security Trustee to realise, the Security and/or the Second Security (as the case may be) over the company represented by those shares.

22.27    Transactions with Affiliates
         22.27.1 No Obligor shall and the Parent shall procure that no member of the UK Group shall enter into any transaction with an affiliate of such Obligor or, as the case may be, member of the UK Group other than:

                  (a) transactions disclosed in writing to, and approved by, the Agent prior to the Second Restatement Amendment Effective Time;

                  (b) transactions in respect of either Subordinated Funding or Parent Funding;

                  (c)       transactions:

                            (i)     between Obligors incorporated in the
                                    United Kingdom (other than transactions
                                    prohibited under this Agreement);

                            (ii)    between Obligors incorporated in the
                                    United States of America (other than
                                    transactions prohibited under this
                                    Agreement); and

                            (iii) not falling within paragraphs (i) or (ii) of this sub-paragraph (c) of this sub-clause 22.27.1 between members of the Group where such are otherwise permitted by this Agreement;

                  (d) transactions in the ordinary course of business and either on no worse than arm's length terms or, where there is no available market by which to assess whether such a transaction is on no worse than arm's length terms, on terms such that the transaction is financially fair to the Parent, relevant Obligor or, as the case may be, other member of the UK Group;

                  (e) transactions to effect either an Asset Passthrough or a Funding Passthrough;

                  (f) insurance arrangements entered into in the ordinary course of business with the Captive Insurance Company;

                  (g) tax sharing arrangements and agreements to surrender tax losses provided that any such arrangement or agreement entered into after the Second Restatement Amendment Effective Time is disclosed to the Agent on or prior to being entered into;

                  (h) transactions relating to the provision of Intra-Group Services;

                  (i) transactions with Cable & Wireless and its subsidiaries in relation to the Transaction Agreement;

                  (j) transactions relating to Excess Capacity Network Services provided that the price payable by any affiliates in relation to such Excess Capacity Network Services is no less than the cost incurred by the Parent, or relevant Obligor or, as the case may be, other member of the UK Group in providing such Excess Capacity Network Services;

                  (k) transactions constituted by loans or investments in any UK Group Excluded Subsidiary where such are otherwise permitted under this Agreement; and

                  (l) transactions either on terms and conditions (including, without limitation, as to any fees payable in connection with such transactions) not substantially less favourable to the Parent, relevant Obligor or, as the case may be, other member of the UK Group than would be obtainable at such time in comparable arm's length transactions with an entity which is not an affiliate or, where there is no comparable arm's length transaction by which to assess whether such a transaction is on terms and conditions not substantially less favourable to the Parent, relevant Obligor or, as the case may be, other member of the UK Group, on such terms and conditions (including, without limitation, as to any fees payable in connection with such transaction) that the transaction is financially fair to the Parent, relevant Obligor or, as the case may be, other member of the UK Group.

         22.27.2 The Parent shall ensure that each Compliance Certificate delivered by it pursuant to Clause 20.5 (Compliance Certificates) has attached thereto:

                  (a) a schedule in the form, or substantially in the form, agreed between the Parent and the Reporting Accountants prior to the Second Restatement Amendment Effective Time setting out:

                            (i)     details of the outstanding debit and
                                    credit balances (as at the last day of the Financial Quarter to which such Compliance Certificate relates) in respect of each Affiliate for which an Affiliate Transaction has been notified to the Agent as a condition precedent to the Second Restatement Amendment Effective Time or which has been notified to the Agent in the attachment to any Compliance Certificate previously delivered to the Agent (other than transactions between Obligors, and transactions under the agency arrangements which have been notified to the Agent as a condition precedent to the Second Restatement Amendment Effective Time or from time to time thereafter in accordance with paragraph (b) of this sub-clause 22.27.2) ; and

                            (ii)    details of the monthly movements of
                                    material debits and credits for each
                                    Affiliate Transaction in respect of each Affiliate referred to at paragraph (i) above during such Financial Quarter,

                            provided that in respect of NTL (South
                            Hertfordshire) Limited this requirement will be satisfied by the delivery of the relevant 10-Q or 10-K for South Hertfordshire United Kingdom Fund, Ltd as soon as reasonably practicable after the same is available (and not with delivery of the relevant Compliance Certificate);

                  (b) a schedule (prepared on a best efforts basis) listing all Affiliate Transactions with a monetary value equal to or greater than (pound)1,000,000 per annum (other than transactions between Obligors and transactions under the agency arrangements which have been notified to the Agent as a condition precedent to the Second Restatement Amendment Effective Time or from time to time thereafter in accordance with this paragraph (b)) and details of the accession of any new principal (other than an Obligor) to the agency agreements which were notified to the Agent as a condition precedent to the Second Restatement Amendment Effective Time, in each case which have not previously been notified to the Agent; and

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                  (c)       a list (prepared on a best efforts basis) of all
                            affiliates which had no trading activity or financing arrangements with any member of the UK Group over the relevant Financial Quarter, or written confirmation that there has been no change from the list most recently delivered to the Agent under this paragraph (c).

22.28    Working Capital Facility Amendments
         The Parent shall not agree any material amendments to the terms of the Working Capital Facility and shall not (other than pursuant to an election under sub-clause 22.16.2 of Clause 22.16 (Mandatory Contribution)) voluntarily prepay all or any part thereof unless a replacement or substitute therefor is put in place on terms acceptable to the Banks. For the avoidance of doubt it is hereby agreed that the granting of any Encumbrance or guarantee by an Obligor as security for or, as the case may be, a guarantee of, amounts due under the Working Capital Facility shall constitute a material amendment to the terms of the Working Capital Facility. As at the Second Restatement Amendment Effective Time, the remaining available commitment under the Working Capital Facility has been cancelled and no further advances may be made under the Working Capital Facility.

22.29    Change in Financial Year
         No Obligor shall and the Parent shall procure that no member of the UK Group shall change the end of its financial year, other than:

         22.29.1  as agreed by an Instructing Group, acting reasonably; or

         22.29.2 so as to ensure that the financial year of any member of the UK Group ends on the same date as the financial year of the Parent.

22.30    Revised Group Structure
         If the Parent becomes aware of any material inaccuracy in the corporate structure as set out in the group structure chart delivered to the Agent as a condition precedent to the Second Restatement Amendment Effective Time or any group structure chart delivered to the Agent pursuant to this Clause 22.30, it will deliver to the Agent as soon as reasonably practicable thereafter a revised group structure chart which is true, complete and accurate insofar as it relates to the corporate structure of the UK Group and the Covenant Group.

22.31    Hedging
         The Parent shall not, and shall procure that no member of the UK Group shall, enter into any Hedging Agreement other than:

         22.31.1  a Secured Hedging Agreement; or

         22.31.2 a Hedging Agreement entered into in accordance with the Hedging Strategy.

22.32    Voluntary Prepayments
         For the avoidance of doubt, the Parent shall not, and shall procure that no member of the UK Group shall make any Permitted Payment under paragraph (a) of the definition of that term which is used or intended to be used to fund a voluntary prepayment by any

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         member of the Covenant Group in respect of all or any part of the
         Financial Indebtedness of such member of the Covenant Group.

22.33    Cancellation of Subordinated UK Group Debt
         New NTL shall procure that NTL UK does not cancel, write-off or otherwise forgive all or any part of any loans made by NTL UK to the Parent (being Subordinated UK Group Debt), without the prior written consent of the Agent, if such cancellation, write-off or other forgiveness might reasonably be expected to give rise to material tax liabilities for the UK Group taken as a whole, which cannot be sheltered by the net operating losses of the Group available at the time of such cancellation, write-off or forgiveness.

22.34    Post Plan Effective Date Investigations and Reports
         22.34.1 The Parent undertakes to instruct Sullivan & Cromwell LLC ("S&C") and Deloitte & Touche LLC ("D&T") as soon as reasonably practicable after the Plan Effective Date and in any event within 28 days of the Plan Effective Date, to investigate a representative sample of the UK Group's internal controls including, without limitation, the internal controls relating to the procuring and monitoring of outsourcing arrangements (including in relation to the Profectus Contracts (as defined in S&C's written report dated 18 December 2002 which has been delivered to the Agent) and the Group's information technology services contracts with IBM) and to prepare a written report within 3 months of the execution of the engagement letters with S&C and D&T (or such longer period as may reasonably be required in order to complete the relevant investigation). The division of the work between S&C and D&T will reflect their respective expertise. S&C and D&T shall be instructed to detail in the written report the results of such investigation and to recommend any steps to be taken to remedy any material deficiencies in internal controls identified. S&C and D&T shall be instructed by the Parent to include the Banks as addressees of the written report but only on the basis that neither S&C nor D&T shall have any liability to any of the Banks. The Parent shall pay all reasonable fees and expenses incurred by S&C and D&T in making such investigation and preparing such written report. The Parent shall provide S&C and D&T with such access to the books and records and personnel of the Group as may reasonably be required for the purposes of such investigation and written report. S&C and D&T shall be entitled to instruct such third party experts as they may reasonably require to assist them in the investigation and preparation of the written report.

         22.34.2 If the written report referred to at sub-clause 22.34.1 of this Clause 22.34 recommends any proposals to be taken by the UK Group to remedy any material deficiencies in internal controls relating to outsourcing arrangements, the Parent agrees, after consultation with the Agent, representatives of the Banks who were formerly Co-ordinators, S&C and D&T, to adopt such proposals as are considered reasonably commercially practicable as soon as practicable after the conclusion of such consultation provided that the adoption of such proposals are subject to final approval by the board of directors of New NTL acting in its exercise of its fiduciary duties.

         22.34.3 If the written report referred to at sub-clause 22.34.1 of this Clause 22.34 recommends any proposals to be taken by the UK Group to remedy any material deficiencies in internal controls relating to non-outsourcing arrangements, the Parent agrees to consider such proposals as soon as practicable after publication of the report, subject to approval of such proposals by the board of directors of New NTL.

23.      EVENTS OF DEFAULT

         Each of Clause 23.1 (Failure to Pay) to Clause 23.16 (Material Adverse Change) describes circumstances which constitute an Event of Default for the purposes of this Agreement. Clause 23.17 (Acceleration and Cancellation) and Clause 23.18 (Advances Due on Demand) deal with the rights of the Agent and the Banks after the occurrence of an Event of Default.

23.1     Failure to Pay
         Any of the Obligors fails to pay any sum due from it under any of the Finance Documents to which it is a party at the time, in the currency and in the manner specified therein unless:

         23.1.1 the sum is of a principal amount which was not paid as a result of a technical error or failure in the transmission of funds and that payment is then received by the Agent within one Business Day of the due date;

         23.1.2 the sum is of an amount of interest and that payment is then received by the Agent within three Business Days of the due date; or

         23.1.3 the sum is of an amount other than principal or interest and that payment is then received by the Agent within five Business Days of the due date.

23.2     Misrepresentation
         Any representation or statement made or repeated at any time whatsoever by New NTL, the Parent or any Obligor in any of the Finance Documents or in any notice or other document or certificate delivered by it pursuant thereto or in connection therewith is or proves to have been incorrect or misleading in any material respect when made or deemed to be made and the circumstances giving rise to such inaccuracy, if capable of remedy or change, are not remedied or do not change, such that the relevant representation or statement would be correct and not misleading if repeated five Business Days after the earlier of (a) it being notified by the Agent to New NTL in the case of a representation or statement by New NTL, and to the Parent in all other cases, as having been made inaccurately and (b) New NTL, the Parent or the relevant Obligor becoming aware of such inaccuracy.

23.3     Specific Covenants
         New NTL, the Parent or any of the Obligors fails to comply with any of its obligations under Clause 20 (Financial Information) or Clause 22 (Covenants). No Event of Default under this Clause 23.3 shall occur in relation to:

         23.3.1 Clause 20.1 (Annual Statements) to Clause 20.10 (Other Financial Information), Clause 20.12 (General Information) or Clause 20.13 (Litigation

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                  and Government or Regulatory Enquiry), if the failure to
                  comply with such is remedied within five Business Days of the Agent giving notice thereof to the Parent; and

         23.3.2 Clause 22 (Covenants), if the failure to comply with such is capable of remedy and is remedied within five Business Days of the date on which New NTL, the Parent or, as the case may be, the relevant Obligor became aware of such failure to comply provided that a breach of any of the obligations under Clause 22.2 (Claims Pari passu), Clause 22.3 (Maintenance of Legal Validity), 22.8 (Conduct Business in Accordance with Licences), Clause 22.17 (Negative Pledge), Clause 22.18 (Loans and Guarantees), Clause 22.19 (Disposals), Clause 22.21 (Restricted Payments), Clause
                  22.22 (Acquisitions and Investments), Clause 22.23 (Mergers), Clause 22.27 (Transactions with Affiliates) and Clause 22.33 (Cancellation of Subordinated UK Group Debt), shall immediately give rise to an Event of Default.

23.4     Other Obligations
         New NTL, the Parent or any of the Obligors fails duly to perform or comply with any other obligation expressed to be assumed by it in any of the Finance Documents and such failure is not remedied within thirty days after the Agent has given notice thereof to New NTL or, in the case of the Parent or any Obligor, the Parent.

23.5     Financial Condition
         At any time any of the requirements of Clause 21.1 (UK Group Financial Condition) or Clause 21.2 (Group Financial Condition) is not satisfied.

23.6     Cross Default
         Any:

         23.6.1 Financial Indebtedness of any Obligor or of any other member of the UK Group is not paid when due and payable, after taking account of any applicable grace period, or, if payable on demand (after taking account of any applicable grace period), is not paid on demand;

         23.6.2 Financial Indebtedness of any Obligor or of any other member of the UK Group is declared to be or otherwise becomes due and payable prior to its specified maturity by reason of a default by the relevant Obligor or other member of the UK Group (after taking account of any applicable grace period);

         23.6.3 commitment for any Financial Indebtedness of any Obligor or of any other member of the UK Group is cancelled or suspended by reason of a default by the relevant Obligor or other member of the UK Group; or

         23.6.4 creditor or creditors of any Obligor or of any other member of the UK Group becomes entitled (by reason of default) to declare any Financial Indebtedness of such Obligor or other member of the UK Group due and payable prior to its specified maturity by reason of default by the relevant Obligor or other member of the UK Group after taking account of any applicable grace period, save that this Clause 23.6 shall not apply to any Financial Indebtedness of any Obligor or of any other member of the UK Group where such Financial Indebtedness or demand in relation thereto (a) is cash collateralised and such cash is available for application in satisfaction of such Financial Indebtedness, (b) is being contested in good faith by appropriate action or (c) when aggregated with all such Financial Indebtedness of the Obligors and any other members of the UK Group does not exceed an aggregate of (pound)20,000,000 (or its equivalent in other currencies).

23.7     Insolvency and Rescheduling
         If (a) New NTL or (b) any Obligor:

         23.7.1   is unable to pay its debts as they fall due;

         23.7.2 commences negotiations with any one or more of its creditors with a view to the general readjustment or rescheduling of its indebtedness (other than as part of a solvent reorganisation of New NTL or the relevant Obligor on terms which have been approved in writing by the Agent, acting on the instructions of an Instructing Group);

         23.7.3 makes a general assignment for the benefit of or a composition with its creditors; or

         23.7.4 has a moratorium declared in respect of any of its indebtedness.

23.8     Winding-up
         If (a) New NTL or (b) any Obligor takes any corporate action or other steps are taken or legal proceedings are started and served for its winding-up, dissolution, administration or re-organisation whether by way of voluntary arrangement, scheme of arrangement or otherwise or for the appointment of a liquidator, receiver, administrator, administrative receiver, conservator, custodian, trustee or similar officer of it or of its revenues and assets provided that it shall not constitute an Event of Default if:

         23.8.1 such action, steps or proceedings relate to a liquidation or re-organisation of an Obligor on terms which have been approved in writing by the Agent, acting on the instructions of an Instructing Group; or

         23.8.2 such action, steps or proceedings (a) are frivolous or vexatious, (b) do not relate to the appointment of an administrator (or its equivalent in any other jurisdiction) and (c) are contested in good faith by appropriate legal action and are stayed or discharged within thirty days of their commencement.

23.9     Execution or Distress
         Any execution, distress or diligence is levied against, or an encumbrancer takes possession of, the whole or any part of, the property, undertaking or assets of (a) New NTL or (b) any Obligor where:

         23.9.1 the aggregate value of such assets exceeds (pound)250,000 (or its equivalent in other currencies); and

         23.9.2 such execution, distress, diligence or possession is not discharged within thirty days.

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

23.10    Analogous Events
         Any event occurs which under the laws of any jurisdiction has a similar or analogous effect to any of those events mentioned in Clause 23.7 (Insolvency and Rescheduling), Clause 23.8 (Winding-up) or Clause 23.9 (Execution or Distress).

23.11    Governmental Intervention
         By or under the authority of any government, (a) the management of any Obligor is wholly or partially displaced or the authority of any Obligor in the conduct of a material part of its business is wholly or partially curtailed or (b) all or a majority of the issued shares of any Obligor or the whole or any substantial part of its revenues or assets is seized, nationalised, expropriated or compulsorily acquired, in each case where such is not remedied to the satisfaction of the Agent within thirty days of the relevant event occurring.

23.12    Repudiation
         23.12.1 New NTL or any Obligor repudiates any of the Finance Documents; or

         23.12.2 the security intended to be created by, or the subordination effected under, the Finance Documents is not or ceases to be legal and valid and (except as contemplated by the Reservations or, if capable of remedy, such as is remedied within five Business Days of the earlier of (a) notice of the relevant event by the Agent to the Parent and (b) the date on which New NTL or the Parent becomes aware of such event) binding and enforceable.

23.13    Illegality
         At any time it is or becomes unlawful for New NTL or any of the Obligors to perform or comply with any or all of its obligations under any of the Finance Documents to which it is a party or any of the obligations of New NTL or any of the Obligors thereunder are not or cease to be legal, valid and (except as contemplated by the Reservations or, if capable of remedy, such as is remedied within five Business Days of the earlier of (a) notice of the relevant event by the Agent to the Parent and (b) the date on which New NTL or, as the case may be, the Parent becomes aware of such event) binding and enforceable.

23.14    Asset Adjustment Payments and Transfers of Assets
         If:

         23.14.1 following a member of the UK Group having made an Asset Adjustment Payment within paragraph (a) of the definition thereof, an amount equal to such Asset Adjustment Payment (including, for the avoidance of doubt, any amount in respect of VAT) is not (in accordance with the other terms of this Agreement) reimbursed to that member of the UK Group by Cable & Wireless on or before the date which is thirty Business Days after the date on which such Asset Adjustment Payment was made; or

         23.14.2 following a member of the UK Group having made an Asset Adjustment Payment within paragraph (c) of the definition thereof:

                  (a) the relevant member of the UK Group has not made a claim for credit or repayment from HM Customs & Excise in an amount equal to such Asset Adjustment Payment on or before the date which is thirty-one days after the last day of the Prescribed Accounting Period during which the supply to which such Asset Adjustment Payment relates is treated as taking place for the purposes of Section 6 of the VAT Act; or

                  (b) the relevant member of the UK Group has not received a credit or repayment from HM Customs & Excise in an amount equal to, and in respect of, such Asset Adjustment Payment on or before the date which is thirty Business Days after the date on which the relevant member of the UK Group made a claim for credit or repayment from HM Customs & Excise in respect of such Asset Adjustment Payment in accordance with paragraph (a) of this sub-clause 23.14.2. For the purposes of this sub-clause 23.14.2 of this Clause 23.14 references to the relevant member of the UK Group shall, unless the context requires otherwise, be deemed, at any time when such relevant member is a member of a group for the purposes of Sections 43 and 43C of the VAT Act, to include a reference to the representative member of such group. For the purposes of this paragraph (b) the relevant member of the UK Group shall be deemed to have received a credit or repayment from HM Customs & Excise in respect of a claim (y) where the claim is satisfied by way of credit only, on the date on which the relevant member of the UK Group submits a VAT return to HM Customs & Excise claiming the relevant credit and (z) where the claim is satisfied by way of repayment only or by way of both credit and repayment, on the date on which the relevant member of the UK Group receives the relevant repayment from HM Customs & Excise; or

         23.14.3 following a transfer of assets from a member of the UK Group to a company carrying on the CWC DataCo Business referred to in paragraph (d) of the definition of Asset Adjustment Payments, New NTL has not, on or before the date which is thirty Business Days after the date on which the transfer of assets referred to at paragraph (d) of the definition of Asset Adjustment Payments was made, paid to the member of the UK Group an amount equal to the full market value (exclusive of any amount in respect of VAT) of the asset transferred; or

         23.14.4 following a transfer of assets from a member of the UK Group to a company carrying on the CWC DataCo Business where no consideration is paid by the company carrying on the CWC DataCo Business to the member of the UK Group in connection with the transfer of such assets in accordance with the Transaction Agreement, New NTL has not, in accordance with the description of the relevant reimbursement payment set out in the Asset Adjustment Payments Memorandum, on or before the date which is thirty Business Days after the date on which the transfer of assets was made, paid to the member of the UK Group an amount equal to the full market value (if any) (including any amount in respect of VAT) of the assets transferred, provided that the aggregate amount of Asset Adjustment Payments referred to at paragraphs 23.14.2(a) and 23.14.2(b) of sub-clause
         23.14.2 of this Clause 23.14 and
         amounts referred to at sub-clauses 23.14.1, 23.14.3 and sub-clause
         23.14.4 of this Clause 23.14 exceeds (pound)10,000,000 in aggregate (or its equivalent in other currencies).

23.15    Covenant Group Cross Default
         Any Permitted Covenant Group Indebtedness is not paid when due and payable (after taking into account any applicable grace period) or (by reason of the occurrence of a default) is declared to be or otherwise becomes due and payable prior to its specified maturity or any holder or any creditor in respect of any Permitted Covenant Group Indebtedness becomes entitled to declare such Permitted Covenant Group Indebtedness due and payable prior to its specified maturity save that this Clause 23.15 shall not apply to any Permitted Covenant Group Indebtedness of any member of the Covenant Group where such Permitted Covenant Group Indebtedness when aggregated with all such other Permitted Covenant Group Indebtedness of any members of the Covenant Group does not exceed an aggregate of (pound)20,000,000 (or its equivalent).

23.16    Material Adverse Change
         Any event or circumstance which would have a Material Adverse Effect occurs.

23.17    Acceleration and Cancellation
         Upon the occurrence of an Event of Default and at any time thereafter whilst such event is continuing, the Agent may (and, if so instructed by an Instructing Group, shall) by written notice to the Parent:

         23.17.1 declare the Advances to be immediately due and payable (whereupon the same shall become so payable together with accrued interest thereon and any other sums then owed by the Borrowers hereunder) or declare the Advances to be due and payable on demand of the Agent; and/or

         23.17.2 declare that any undrawn portion of the Revolving Facility shall be cancelled, whereupon the same shall be cancelled and the Available Revolving Commitment of each Revolving Bank shall be reduced to zero; and/or

         23.17.3 exercise or direct the Security Trustee (on its own behalf and on behalf of the Banks and the Hedge Counterparties) and the Second Security Trustee (on its own behalf and on behalf of the Term Banks), but not only one of them, to exercise all rights and remedies of a mortgagee or a secured party at such time and (without limitation), subject to the Security Documents and the Second Security Documents and to the extent permitted by applicable law, (a) foreclose on any or all of the assets subject to the Security and/or the Second Security by any available judicial procedure, (b) take possession of any or all of the assets subject to the Security and/or the Second Security and the books and records relating thereto, with or without judicial process and/or (c) enter any premises where any assets subject to the Security and/or the Second Security, or any books and records relating thereto, are located and take possession of and remove the same therefrom.

23.18    Advances Due on Demand
         If, pursuant to Clause 23.17 (Acceleration and Cancellation), the Agent declares the Advances to be due and payable on demand of the Agent, then, and at any time

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         thereafter, the Agent may (and, if so instructed by an Instructing
         Group, shall) by written notice to the Parent:

         23.18.1 require repayment of the Advances on such date as it may specify in such notice (whereupon the same shall become due and payable on such date together with accrued interest thereon and any other sums then owed by the Borrowers hereunder) or withdraw its declaration with effect from such date as it may specify in such notice; and/or

         23.18.2 select as the duration of any Term or Interest Period which begins whilst such declaration remains in effect a period of six months or less; and/or

         23.18.3 exercise or direct both the Security Trustee and the Second Security Trustee (but not only one of them) to exercise (on its own behalf and on behalf of the Banks who have appointed
                  it) all rights and remedies of a mortgagee or a secured party in accordance with sub-clause 23.17.3 of Clause 23.17 (Acceleration and Cancellation).

23.19    Enforcement of the Second Security
         If there has been a notice from the Agent pursuant to either Clause
         23.17 (Acceleration and Cancellation) or Clause 23.18 (Advances Due on Demand) and the Security Documents have been discharged or the Term Banks demonstrate to the satisfaction of the Security Trustee (acting reasonably) that the Security Documents are incapable of being enforced, the Agent shall act on the instructions of a Term Instructing Group in relation to the giving of instructions to the Second Security Trustee pursuant to sub-clause 23.17.3 of Clause
         23.17 (Acceleration and Cancellation) and sub-clause 23.18.3 of Clause 23.18 (Advances Due on Demand).

24.      GUARANTEE AND INDEMNITY

24.1     Guarantee and Indemnity
         Each of the Guarantors irrevocably and unconditionally, jointly and severally:

         24.1.1 guarantees to each Finance Party the due and punctual observance and performance of all the terms, conditions and covenants on the part of each Borrower contained in the Finance Documents and agrees to pay from time to time on demand any and every sum or sums of money which each Borrower is at any time liable to pay to any Finance Party under or pursuant to the Finance Documents and which has become due and payable but has not been paid at the time such demand is made; and

         24.1.2 agrees as a primary obligation to indemnify each Finance Party from time to time on demand from and against any loss incurred by any Finance Party as a result of any of the obligations of any Borrower under or pursuant to the Finance Documents being or becoming void, voidable, unenforceable or ineffective as against such Borrower for any reason whatsoever, whether or not known to any Finance Party or any other person, the amount of such loss being the amount which the person or persons suffering it would otherwise have been entitled to recover from such Borrower.

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24.2     Additional Security
         The obligations of each Guarantor herein contained shall be in addition to and independent of every other security which any Finance Party may at any time hold in respect of any of any Obligor's obligations under the Finance Documents.

24.3     Continuing Obligations
         The obligations of each Guarantor herein contained shall constitute and be continuing obligations notwithstanding any settlement of account or other matter or thing whatsoever and shall not be considered satisfied by any intermediate payment or satisfaction of all or any of the obligations of the Borrowers under the Finance Documents and shall continue in full force and effect until final payment in full of all amounts owing by any Borrower under the Finance Documents and total satisfaction of all the Borrowers' actual and contingent obligations under the Finance Documents.

24.4     Obligations not Discharged
         Neither the obligations of each Guarantor herein contained nor the rights, powers and remedies conferred in respect of each Guarantor upon any Finance Party by the Finance Documents or by law shall be discharged, impaired or otherwise affected by:

         24.4.1 the winding-up, dissolution, administration or re-organisation of any Obligor or any other person or any change in its status, function, control or ownership;

         24.4.2 any of the obligations of any Obligor or any other person under the Finance Documents or under any other security taken in respect of any of its obligations under the Finance Documents being or becoming illegal, invalid, unenforceable or ineffective in any respect;

         24.4.3 time or other indulgence being granted or agreed to be granted to any Obligor or any other person in respect of its obligations under the Finance Documents or under any such other security;

         24.4.4 any amendment to, or any variation, waiver or release of, any obligation of any Obligor or any other person under the Finance Documents or under any such other security;

         24.4.5 any failure to take, or fully to take, any security contemplated hereby or otherwise agreed to be taken in respect of any Obligor's obligations under the Finance Documents;

         24.4.6 any failure to realise or fully to realise the value of, or any release, discharge, exchange or substitution of, any security taken in respect of any Obligor's obligations under the Finance Documents; or

         24.4.7 any other act, event or omission which, but for this Clause 24.4, might operate to discharge, impair or otherwise affect any of the obligations of each Guarantor herein contained or any of the rights, powers or remedies conferred upon any of the Finance Parties by the Finance Documents or by law.

24.5     Settlement Conditional
         Any settlement or discharge between a Guarantor and any of the Finance Parties shall be conditional upon no security or payment to any Finance Party by an Obligor or any other person on behalf of an Obligor being avoided or reduced by virtue of any laws relating to bankruptcy, insolvency, liquidation or similar laws of general application and, if any such security or payment is so avoided or reduced, each Finance Party shall be entitled to recover the value or amount of such security or payment from such Guarantor subsequently as if such settlement or discharge had not occurred.

24.6     Exercise of Rights
         No Finance Party shall be obliged before exercising any of the rights, powers or remedies conferred upon them in respect of any Guarantor by the Finance Documents or by law:

         24.6.1 to make any demand of any Obligor (save where such demand is expressly required by the terms of the Finance Documents);

         24.6.2 to take any action or obtain judgment in any court against any Obligor;

         24.6.3 to make or file any claim or proof in a winding-up or dissolution of any Obligor; or

         24.6.4 to enforce or seek to enforce any other security taken in respect of any of the obligations of any Obligor under the Finance Documents.

24.7     Deferral of Guarantors' Rights
         Until all amounts which may be or become payable by the Borrowers under or in connection with the Finance Documents have been irrevocably paid in full and unless the Agent otherwise directs, no Guarantor will exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents:

         24.7.1   to be indemnified by an Obligor; and/or

         24.7.2 to claim any contribution from any other guarantor of any obligations of any Borrower under the Finance Documents; and/or

         24.7.3 to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party, provided that, notwithstanding the foregoing provisions of this Clause 24.7, no Guarantor may exercise any rights referred to above at any time if any security created by any Security Document over the shares in a Guarantor has been enforced.

24.8     Appropriations
         Until all amounts which may be or become payable by the Borrowers under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

         24.8.1 refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and

         24.8.2 hold in an interest-bearing suspense account any moneys received from any Guarantor or on account of any Guarantor's liability under this Clause 24.

25.      COMMITMENT COMMISSION AND FEES

25.1     Commitment Commission on the Revolving Facility
         The Borrowers, acting through the Parent, shall pay to the Agent for the account of each Revolving Bank in respect of each Commitment Period (as defined in sub-clause 25.3.1 of Clause 25.3 (Definitions and Average Calculations) below) a commitment commission calculated at the rate per annum determined pursuant to Clause 25.2 (Rate of Commitment Commission on the Revolving Facility) on an amount equal to the average daily Available Revolving Commitments during such Commitment Period.

25.2     Rate of Commitment Commission on the Revolving Facility

         The applicable rate of commitment commission for any Commitment Period in respect of the Revolving Facility shall be determined by reference to the average daily utilisation of the Revolving Facility during such Commitment Period expressed as a percentage of the average daily Revolving Commitment during such Commitment Period and in accordance with the following scale:

           ---------------------------------------------------------------------------- -------------------------------------
           Average  daily   utilisation  as  percentage  of  average  daily  Revolving  Applicable rate of commitment
           Commitment                                                                   commission
           ---------------------------------------------------------------------------- -------------------------------------
           Up to and including 50 per cent.                                             0.75 per cent.
           ---------------------------------------------------------------------------- -------------------------------------
           Over 50 per cent.                                                            0.50 per cent.
           ---------------------------------------------------------------------------- -------------------------------------

25.3     Definitions and Average Calculations
         For the purposes of Clauses 25.1 (Commitment Commission on the Revolving Facility) and Clause 25.2 (Rate of Commitment Commission on the Revolving Facility):

         25.3.1 "Commitment Period" means each successive period of three months during the period beginning on the Execution Date and ending on the date falling one month before the Revolving Termination Date provided that if the last such period would otherwise extend beyond the date falling one month before the Revolving Termination Date it shall be shortened so as to end on that date.

         25.3.2 The average daily utilisation of the Revolving Facility during a Commitment Period shall equal the sum of all Revolving Advances made by the Revolving Banks and outstanding on each day during such Commitment Period, divided by the number of days in such Commitment Period.

         25.3.3 The average daily Revolving Commitments during a Commitment Period shall equal the aggregate of the Revolving Commitments on each day during such

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                  Commitment Period divided by the number of days in such
                  Commitment Period.

         25.3.4 The average daily Available Revolving Commitments during a Commitment Period shall equal the aggregate of the Available Revolving Commitments on each day during such

                  Commitment Period divided by the number of days in such Commitment Period.

25.4     Payment of Commitment Commission on the Revolving Facility
         The Agent shall promptly after the end of each Commitment Period notify the Parent (on behalf of the Borrowers) and the Revolving Banks of the amounts payable by the Borrowers under Clause 25.1 (Commitment Commission on the Revolving Facility) in respect of such Commitment Period and the Borrowers, acting through the Parent, shall pay such amount to the Agent for account of the Revolving Banks pro rata to each Revolving Bank's Revolving Commitment hereunder from time to time during the applicable Commitment Period within five Business Days of such notification.

25.5     Agency and Other Fees
         The Parent shall pay (or shall procure that the Borrowers shall pay) to the Agent for its own account the agency fees specified in the letter dated on or about the Second Restatement Amendment Effective Date from the Agent to the Parent at the times, and in the amounts, specified in such letter.

26.      COSTS AND EXPENSES

26.1     Transaction Expenses
         The Borrowers (acting through the Parent) shall, from time to time on demand of the Agent, reimburse each of the Agent and the Arrangers for all reasonable costs and expenses (including legal fees) together with any VAT thereon incurred by it in connection with the negotiation, preparation and execution of the Finance Documents, any other document referred to in the Finance Documents and the completion of the transactions therein contemplated.

26.2     Preservation and Enforcement of Rights
         The Borrowers, acting through the Parent shall, from time to time on demand of the Agent, reimburse the Finance Parties for all costs and expenses (including legal fees) on a full indemnity basis together with any VAT thereon incurred in or in connection with the preservation and/or enforcement of any of the rights of the Finance Parties under the Finance Documents and any document referred to in the Finance Documents a(including, without limitation, any costs and expenses reasonably incurred in relation to any investigation as to whether or not an Event of Default might have occurred or is likely to occur or any steps necessary or desirable in connection with any proposal for remedying or otherwise resolving an Event of Default or Potential Event of Default). For the avoidance of doubt, if the Term Banks or the Revolving Banks shall decide at any time in connection with the Finance Documents that they require separate advisors, the cost of separate advisors shall be reimbursed on the terms and subject to the conditions of this Clause 26.2.

26.3     Stamp Taxes
         The Borrowers, acting through the Parent, shall pay all stamp, registration and other taxes to which the Finance Documents or any judgment given in connection therewith is or at any time may be subject and shall, from time to time on demand of the Agent, indemnify the Finance Parties against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

26.4     Amendment Costs
         If an Obligor requests any amendment, waiver or consent then the Borrowers, acting through the Parent, shall, within five Business Days of demand by the Agent, reimburse the Finance Parties for all costs and expenses (including legal fees) together with any VAT thereon reasonably incurred by such person in responding to or complying with such request.

26.5     Banks' Liabilities for Costs
         If any of the Borrowers fail to perform any of its obligations under this Clause 26, each Bank shall, in its Proportion, indemnify each of the Agent and the Arrangers against any loss incurred by any of them as a result of such failure.

27.      DEFAULT INTEREST AND BREAK COSTS

27.1     Default Interest Periods
         If any sum due and payable by an Obligor hereunder is not paid on the due date therefor in accordance with Clause 30 (Payments) or if any sum due and payable by an Obligor under any judgment of any court in connection herewith is not paid on the date of such judgment (in either case an "Unpaid Sum"), the period beginning on such due date or, as the case may be, the date of such judgment and ending on the date upon which the obligation of such Obligor to pay such sum is discharged shall be divided into successive periods (each an "Interest Period"), each of which (other than the first) shall start on the last day of the preceding Interest Period and the duration of each of which shall (except as otherwise provided in this Clause 27) be selected by the Agent.

27.2     Default Interest
         An Unpaid Sum shall bear interest during each Interest Period in respect thereof at the rate per annum which is one per cent. per annum above the percentage rate which would apply if such Unpaid Sum had been an Advance under the Term Facility (to the extent that the Unpaid Sum is owed to the Term Banks) or the Revolving Facility (to the extent that the Unpaid Sum is owed to the Revolving Banks) in the amount and currency of such Unpaid Sum and for the same Term or Interest Period, provided that if such Unpaid Sum relates to an Advance which became due and payable on a day other than the last day of a Term or Interest Period relating thereto:

         27.2.1 the first Interest Period applicable to such Unpaid Sum shall be of a duration equal to the unexpired portion of the current Term or Interest Period relating to that Advance; and

         27.2.2 the percentage rate of interest applicable thereto from time to time during such period shall be that which exceeds by one per cent. the rate which would have been applicable to it had it not so fallen due provided that the Revolving Margin shall be, or be deemed to be:

                  (a) prior to the date falling six months after the Second Restatement Amendment Effective Date, 3.50 per cent. per annum; and

                  (b)       at all times thereafter 4.00 per cent. per annum.

27.3     Payment of Default Interest
         Any interest which shall have accrued under Clause 27.2 (Default Interest) in respect of an Unpaid Sum shall be due and payable and shall be paid by the Obligor owing such Unpaid Sum to the Finance Parties to whom such Unpaid Sum is owed on the last day of the Interest Period in respect thereof or on such other dates as the Agent may specify by notice to such Obligor.

27.4     Break Costs
         If any Bank or the Agent on its behalf receives or recovers all or any part of such Bank's share of an Advance or Unpaid Sum otherwise than on the last day of the Term or Interest Period relating thereto, the Borrowers (acting through the Parent) shall pay to the Agent on demand for account of such Bank an amount equal to the amount (if any) by which (a) the additional interest which would have been payable on the amount so received or recovered had it been received or recovered on the last day of that Term or Interest Period exceeds
         (b) the amount of interest which in the opinion of the Agent would have been payable to the Agent on the last day of that Term or Interest Period in respect of a deposit in the currency of the amount so received or recovered equal to the amount so received or recovered placed by it with a prime bank in London for a period starting on the Business Day following the date of such receipt or recovery and ending on the last day of that Term or Interest Period.

28.      BORROWERS' INDEMNITIES

28.1     Borrowers' Indemnity
         The Borrowers, acting through the Parent, undertake to indemnify:

         28.1.1 each Finance Party against any cost, claim, loss, expense (including legal fees) or liability together with any VAT thereon, which it may sustain or incur as a consequence of the occurrence of any Event of Default or any default by any Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents;

         28.1.2 each Bank against any cost or loss it may suffer under Clause 26.5 (Banks' Liabilities for Costs) or Clause 33.6 (Indemnification); and

         28.1.3 each Bank against any cost or loss it may suffer or incur as a result of its funding or making arrangements to fund its portion of an Advance requested by any Borrower but not made by reason of the operation of any one or more of the provisions hereof.

28.2     Currency Indemnity
         If any sum (a "Sum") due from an Obligor under the Finance Documents or any order or judgment given or made in relation thereto has to be converted from the currency (the "First Currency") in which such Sum is payable into another currency (the "Second Currency") for the purpose of:

         28.2.1   making or filing a claim or proof against such Obligor; or

         28.2.2 obtaining or enforcing an order or judgment in any court or other tribunal,

         the Borrowers, acting through the Parent, shall indemnify each person to whom such Sum is due from and against any loss suffered or incurred as a result of any discrepancy between (a) the rate of exchange used for such purpose to convert such Sum from the First Currency into the Second Currency and (b) the rate or rates of exchange available to such person at the time of receipt of such Sum.

29.      CURRENCY OF ACCOUNT AND PAYMENT

         Sterling is the currency of account and payment for each and every sum at any time due from an Obligor hereunder, provided that:

         29.1.1 each payment in respect of costs and expenses shall be made in the currency in which the same were incurred; and

         29.1.2   each payment pursuant to Clause 14.2 (Tax Indemnity), Clause
                  16.1 (Increased Costs) or Clause 28 (Borrowers' Indemnities) shall be made in the currency specified by the party claiming thereunder.

30.      PAYMENTS

30.1     Notification of Payments
         Without prejudice to the liability of each party hereto promptly to pay each amount owing by it hereunder on the due date therefor, whenever a payment is expected to be made by any of the parties hereto, the Agent shall, at least two Business Days prior to the expected date for such payment, notify all the parties hereto of the amount, currency and timing of such payment and the identity of the party liable to make such payment.

30.2     Payments to the Agent
         On each date on which this Agreement requires an amount to be paid by an Obligor or a Bank, such Obligor or, as the case may be, such Bank shall make the same available to the Agent for value on the due date at such time and in such funds and to such account with such bank as the Agent shall (acting reasonably) specify from time to time.

30.3     Payments by the Agent
         30.3.1 Save as otherwise provided herein, each payment received by the Agent pursuant to Clause 30.2 (Payments to the Agent) shall:

                  (a) in the case of a payment received for the account of a Borrower, be made available by the Agent to such Borrower by application:

                            (i) first, in or towards payment on the same day of any amount then due from such Borrower hereunder to the person from whom the amount was so received; and

                            (ii) secondly, in or towards payment on the same day to the account of such Borrower with such bank in London as such Borrower shall have previously notified to the Agent for this purpose; and

                  (b) in the case of any other payment, be made available by the Agent to the person entitled to receive such payment in accordance with this Agreement (in the case of a Bank, for the account of its Facility Office) for value the same day by transfer to such account of such person with such bank in London as such person shall have previously notified to the Agent.

         30.3.2 A payment will be deemed to have been made by the Agent on the date on which it is required to be made under this Agreement if the Agent has, on or before that date, taken steps to make that payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Agent in order to make the payment.

30.4     No Set-off
         All payments required to be made by an Obligor hereunder shall be calculated without reference to any set-off or counterclaim and shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim.

30.5     Clawback
         Where a sum is to be paid hereunder to the Agent for account of another person, the Agent shall not be obliged to make the same available to that other person until it has been able to establish to its satisfaction that it has actually received such sum, but if it does so and it proves to be the case that it had not actually received such sum, then the person to whom such sum was so made available shall on request refund the same to the Agent together with an amount sufficient to indemnify the Agent against any cost or loss it may have suffered or incurred by reason of its having paid out such sum prior to its having received such sum.

30.6     Partial Payments
         If and whenever a payment is made by an Obligor hereunder and the Agent receives an amount less than the due amount of such payment the Agent may apply the amount received towards the obligations of that Obligor under this Agreement in the following order:

         30.6.1 first, in or towards payment of any unpaid costs and expenses of the Agent;

         30.6.2 secondly, in or towards payment pro rata of any accrued interest or commitment commission due but unpaid;

         30.6.3 thirdly, in or towards payment pro rata of any principal due but unpaid; and

         30.6.4 fourthly, in or towards payment pro rata of any other sum due but unpaid.

30.7     Variation of Partial Payments
         The order of partial payments set out in Clause 30.6 (Partial Payments) shall override any appropriation made by the Obligor to which the partial payment relates but the order set out in sub-clauses 30.6.2, 30.6.3 and 30.6.4 of Clause 30.6 (Partial Payments) may be varied if agreed by all the Banks.

30.8     Business Days
         30.8.1 Any payment which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

         30.8.2 During any extension of the due date for payment of any principal or an Unpaid Sum under this Agreement interest is payable on the principal at the rate payable on the original due date.

31.      SET-OFF

31.1     Contractual Set-off
         Each Obligor authorises each Bank, at any time any sum is due and payable hereunder and remains unpaid, to apply any credit balance to which such Obligor is entitled on any account of such Obligor with such Bank in satisfaction of any sum due and payable from such Obligor to such Bank under the Finance Documents but unpaid. For this purpose, each Bank is authorised to purchase with the moneys standing to the credit of any such account such other currencies as may be necessary to effect such application.

31.2     Set-off not Mandatory
         No Bank shall be obliged to exercise any right given to it by Clause
         31.1 (Contractual Set-off).

32.      SHARING

32.1     Payments to Banks
         If a Bank (a "Recovering Bank") applies any receipt or recovery from an Obligor to a payment due under this Agreement and such amount is received or recovered other than in accordance with Clause 30 (Payments), then such Recovering Bank shall:

         32.1.1   notify the Agent of such receipt or recovery; and

         32.1.2 at the request of the Agent, promptly pay to the Agent an amount (the "Sharing Payment") equal to such receipt or recovery less any amount which the Agent determines may be retained by such Recovering Bank as its share of any payment to be made in accordance with Clause 30.6 (Partial Payments).

32.2     Redistribution of Payments
         The Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Bank) in accordance with Clause 30.6 (Partial Payments).

32.3     Recovering Bank's Rights
         The Recovering Bank will be subrogated into the rights of the parties which have shared in a redistribution pursuant to Clause 32.2 (Redistribution of Payments) in respect of the Sharing Payment (and the relevant Obligor shall be liable to the Recovering Bank in an amount equal to the Sharing Payment).

32.4     Repayable Recoveries
         If any part of the Sharing Payment received or recovered by a Recovering Bank becomes repayable and is repaid by such Recovering Bank, then:

         32.4.1 each party which has received a share of such Sharing Payment pursuant to Clause 32.2 (Redistribution of Payments) shall, upon request of the Agent, pay to the Agent for account of such Recovering Bank an amount equal to its share of such Sharing Payment; and

         32.4.2 such Recovering Bank's rights of subrogation in respect of any reimbursement shall be cancelled and the relevant Obligor will be liable to the reimbursing party for the amount so reimbursed.

32.5     Exception
         This Clause 32 shall not apply if the Recovering Bank would not, after making any payment pursuant hereto, have a valid and enforceable claim against the relevant Obligor.

32.6     Recoveries Through Legal Proceedings
         If any Bank intends to commence any action in any court it shall give prior notice to the Agent and the other Banks. If any Bank shall commence any action in any court to enforce its rights hereunder and, as a result thereof or in connection therewith, receives any amount, then such Bank shall not be required to share any portion of such amount with any Bank which has the legal right to, but does not, join in such action or commence and diligently prosecute a separate action to enforce its rights in another court.

32.7     Secured Hedging Agreements
         The Parent shall provide the Agent with, as soon as is reasonably practicable after the same are entered into, copies of the Secured Hedging Agreements entered into by either it or any member of the UK Group pursuant to Clause 22.31 (Hedging). The Parent and each Hedge Counterparty shall ensure that each Secured Hedging Agreement to which (a) (in the case of the Parent) it or any other member of the UK Group is a party or (b) (in the case of a Hedge Counterparty) it is a party:

         32.7.1 provides for "two-way payments" in the event of a termination of a hedging transaction entered into pursuant to a Secured Hedging Agreement whether upon a termination event or an event of default (each as defined in the Secured Hedging Agreement), meaning that the defaulting party under that Secured Hedging Agreement will be entitled to receive payment under the relevant termination provisions if the net replacement value of all terminated transactions effected under the Hedging Agreement is in its favour; and

         32.7.2 includes as an event of default (as defined in the Secured Hedging Agreement) an Event of Default.

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32.8     Termination of Secured Hedging Agreements
         Each Hedge Counterparty shall:

         32.8.1 if (a) any hedging transaction under any Secured Hedging Agreement to which it is party is terminated, (b) a settlement amount or other amount falls due from it to any member of the UK Group under such a Secured Hedging Agreement and (c) the Security has become, and remains at the proposed date of payment enforceable, pay such settlement amount to the Security Trustee; and

         32.8.2 unless the Agent otherwise instructs it, exercise any rights it may have to terminate the hedging transactions under the Secured Hedging Agreements to which it is party as soon as is reasonably practicable after the date on which the Agent declares all or any part of the Advances to be immediately due and payable in accordance with either Clause 23.17 (Acceleration and Cancellation) or Clause 23.18 (Advances Due on Demand).

32.9     Rights of Hedge Counterparties
         Whilst any Obligor has any actual or contingent liabilities under the Finance Documents, except with the prior consent of the Agent (acting on the instructions of an Instructing Group), no Hedge Counterparty will:

         32.9.1 demand or receive payment, prepayment (other than a prepayment arising due to the prepayment of an Advance permitted by this Agreement), repayment, or any distribution in respect of or on account of any of the Hedging Liabilities in cash or in kind or apply any money or property in or towards the discharge of any Hedging Liabilities except for:

                  (a) scheduled payments arising under the terms of the Secured Hedging Agreements; and

                  (b) the proceeds of enforcement of the Security Documents received and applied in the order permitted by the Security Trust Agreement;

         32.9.2 exercise any right it might otherwise have pursuant to any Secured Hedging Agreement to terminate any hedging transactions under such Secured Hedging Agreement or to refuse to make any payment due from it under such hedging transactions until the Agent declares all or any part of the Advances to be immediately due and payable in accordance with either Clause 23.17 (Acceleration and Cancellation) or Clause 23.18 (Advances Due on Demand);

         32.9.3 discharge all or any part of the Hedging Liabilities by set-off, any right of combination of accounts or otherwise except if and to the extent that those Hedging Liabilities are permitted to be paid under sub-clause 32.9.1(a); or

         32.9.4 take, accept or receive the benefit of any Encumbrance or guarantee in respect of the Hedging Liabilities other than under (a) the Finance Documents or (b) any other Encumbrance or guarantee granted for the full benefit of the Finance Parties.

32.10    Amendment of Secured Hedging Agreements
         Except with the prior written consent of the Agent (acting on the instructions of an Instructing Group), neither a member of the UK Group nor a Hedge Counterparty will amend, vary, supplement or allow to be superseded any provision of the Secured Hedging Agreements which would result in:

         32.10.1 any provision in the Secured Hedging Agreements being amended unless the Hedge Counterparty concerned, acting reasonably and in good faith, certifies to the Agent that it considers such amendment does not impose restrictions or obligations or conditions on any member of the UK Group which are more onerous than those originally provided for in the Secured Hedging Agreements;

         32.10.2 any payment under the Secured Hedging Agreements being required to be made by a member of the UK Group earlier than the date originally provided for in the Secured Hedging Agreements (except where that payment is made as a result of the prepayment of an Advance permitted by this Agreement); or

         32.10.3 any member of the UK Group becoming liable to make an additional payment (or increase an existing payment) under any of the Secured Hedging Agreements, where such liability does not arise from the original provisions of the Secured Hedging Agreements.

33.      THE AGENT, THE ARRANGERS AND THE BANKS

33.1     Appointment of the Agent
         Each of the Arrangers and the Banks hereby appoints the Agent to act as its agent in connection herewith and authorises the Agent to exercise such rights, powers, authorities and discretions as are specifically delegated to the Agent by the terms hereof together with all such rights, powers, authorities and discretions as are reasonably incidental thereto.

33.2     Agent's Discretions
         The Agent may:

         33.2.1 assume, unless it has, in its capacity as agent for the Banks, received notice to the contrary from any other party hereto, that (a) any representation made or deemed to be made by the Parent, New NTL or an Obligor in connection with the Finance Documents is true, (b) no Event of Default or Potential Event of Default has occurred, (c) neither the Parent, New NTL nor any Obligor is in breach of or default under its obligations under the Finance Documents and (d) any right, power, authority or discretion vested herein upon an Instructing Group, the Banks or any other person or group of persons has not been exercised;

         33.2.2 assume that (a) the Facility Office of each Bank is that notified to it by such Bank in writing and (b) the information provided by each Bank pursuant to Clause 33.15 (Banks' Mandatory Cost Details), Clause 40 (Notices) and
                  Schedule 11 (Mandatory Costs) is true and correct in all respects until it has received from such Bank notice of a change to the Facility Office or any such

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                  information and act upon any such notice until the same is superseded by a further notice;

         33.2.3 engage and pay for the advice or services of any lawyers, accountants, surveyors or other experts whose advice or services may to it seem necessary, expedient or desirable and rely upon any advice so obtained;

         33.2.4 rely as to any matters of fact which might reasonably be expected to be within the knowledge of an Obligor upon a certificate signed by or on behalf of such Obligor;

         33.2.5 rely upon any communication or document believed by it to be genuine;

         33.2.6 refrain from exercising any right, power or discretion vested in it as agent hereunder unless and until instructed by an Instructing Group as to whether or not such right, power or discretion is to be exercised and, if it is to be exercised, as to the manner in which it should be exercised;

         33.2.7 refrain from acting in accordance with any instructions of an Instructing Group to begin any legal action or proceeding arising out of or in connection with the Finance Documents until it shall have received such security as it may require (whether by way of payment in advance or otherwise) for all costs, claims, losses, expenses (including legal fees) and liabilities together with any VAT thereon which it will or may expend or incur in complying with such instructions; and

         33.2.8 assume (unless it has specific notice to the contrary) that any notice or request made by the Parent is made on behalf of all the Obligors.

33.3     Agent's Obligations
         The Agent shall:

         33.3.1 promptly inform each Bank of the contents of any written notice or document received by it in its capacity as Agent from the Parent, New NTL or an Obligor under the Finance Documents;

         33.3.2 promptly notify each Bank of the occurrence of any Event of Default or any default by an Obligor in the due performance of or compliance with its obligations under the Finance Documents of which the Agent has notice from any other party hereto;

         33.3.3 promptly notify each Bank of the occurrence of an Event of Default under Clause 23.1 (Failure to Pay);

         33.3.4 promptly notify each Bank of all or any part of the Advances being declared to be immediately due and payable in accordance with either Clause 23.17 (Acceleration and Cancellation) or Clause 23.18 (Advances Due on Demand);

         33.3.5 save as otherwise provided herein, act as agent hereunder in accordance with any instructions given to it by an Instructing Group (or if specifically provided for in the Finance Documents, Term Instructing Group or Revolving Instructing

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                  Group as the case may be), which instructions shall be
                  binding on the Arrangers and the Banks;

         33.3.6 if so instructed by an Instructing Group (or if specifically provided for in the Finance Documents, Term Instructing Group or Revolving Instructing Group as the case may be), refrain from exercising any right, power or discretion vested in it as agent hereunder; and

         33.3.7 unless it has a Bank's consent, refrain from acting on behalf of that Bank in any legal or arbitration proceedings relating to any Finance Document.

         The Agent's duties under the Finance Documents are solely mechanical and administrative in nature.

33.4     Excluded Obligations
         Notwithstanding anything to the contrary expressed or implied herein, neither the Agent nor an Arranger shall:

         33.4.1 be bound to enquire as to (a) whether or not any representation made or deemed to be made by the Parent, New NTL or an Obligor in connection with the Finance Documents is true, (b) the occurrence or otherwise of any Event of Default or Potential Event of Default, (c) the performance by either the Parent, New NTL or an Obligor of its obligations under the Finance Documents or (d) any breach of or default by either the Parent, New NTL or an Obligor of or under its obligations under the Finance Documents;

         33.4.2 be bound to account to any Bank for any sum or the profit element of any sum received by it for its own account;

         33.4.3 be bound to disclose to any other person any information relating to any member of the Group if (a) such information is confidential or (b) such disclosure would or might in its reasonable opinion constitute a breach of any law or a breach of fiduciary duty;

         33.4.4 be under any obligations other than those for which express provision is made herein; or

         33.4.5 be or be deemed to be a fiduciary for any other party hereto.

33.5     Delegation
         The Agent may delegate, transfer or assign to any of its holding companies, subsidiaries or subsidiaries of any of its holding companies all or any of the rights, powers, authorities and discretions vested in it under the Finance Documents and the performance of its duties in accordance therewith, and such delegation, transfer or assignment may be made upon such terms and subject to such conditions (including the power to sub-delegate) and subject to such regulations as the Agent may think fit (and the term "Agent" as used in this Agreement shall include any such delegate).

33.6     Indemnification
         Each Bank shall, in its Proportion, from time to time on demand by the Agent, indemnify the Agent against any and all costs, claims, losses, expenses (including legal fees) and

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         liabilities together with any VAT thereon which the Agent may incur, otherwise than by reason of its own gross negligence or wilful misconduct, in acting in its capacity as agent under the Finance Documents (other than any which have been reimbursed by the Borrowers pursuant to Clause 28.1 (Borrowers' Indemnity)).

33.7     Exclusion of Liabilities
         Each Revolving Bank which became a party hereto prior to the Second Restatement Amendment Effective Date confirmed that it has read the Notice to Recipients in the Information Memorandum, that it has complied with the Recipients' Obligations (as set out in the Notice to Recipients) and, accordingly, that it entered into this Agreement on the basis of the Notice to Recipients. Similarly, each of the Revolving Banks which became a party hereto prior to the Second Restatement Amendment Effective Date accepted that the Notice to Recipients in the Information Memorandum was applicable also to the Agent as if the Agent had been named in addition to the Arrangers in the Important Notice.

         Each of the Banks accepts that it entered into this Agreement in reliance only on the representations of the Parent, New NTL and the Obligors in this Agreement and on its own investigations, that it has not relied on the Arrangers and that, except as set out below, it neither has nor will have any claims against the Arrangers arising from or in connection with this Agreement.

         Except in the case of gross negligence or wilful default, neither the Agent nor any Arranger accepts any responsibility to any of the
         Banks:

         33.7.1 for the adequacy, accuracy and/or completeness of the Information Memorandum or any other information supplied by the Agent or the Arrangers, by the Parent, New NTL or an Obligor or by any other person in connection with the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents;

         33.7.2 for the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents; or

         33.7.3 for the exercise of, or the failure to exercise, any judgement, discretion or power given to any of them by or in connection with the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents.

         Accordingly, neither the Agent nor an Arranger shall be under any liability (whether in negligence or otherwise) in respect of such matters, save in the case of gross negligence or wilful misconduct.

33.8     No Actions
         Each of the Banks agrees that it will not assert or seek to assert against any director, officer or employee of the Agent or the Arrangers any claim it might have against any of

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         them in respect of the matters referred to in Clause 33.7 (Exclusion of Liabilities). Any third party referred to in this Clause 33.8 may enjoy the benefit of, or enforce the terms of, this Clause 33.8 in accordance with the provisions of the Contracts (Rights of Third Parties) Act 1999.

33.9     Business with the Group
         The Agent and the Arrangers may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group whether or not it may or does lead to a conflict with the interests of any of the Banks. Similarly, the Agent or the Arrangers may undertake business with or for others even though it may lead to a conflict with the interests of any of the Banks.

33.10    Resignation
         The Agent may resign its appointment hereunder at any time without assigning any reason therefor by giving not less than thirty days' prior notice to that effect to each of the other parties hereto, provided that no such resignation shall be effective until a successor for the Agent is appointed in accordance with the succeeding provisions of this Clause 33.

33.11    Removal of Agent
         An Instructing Group may, after consultation with the Parent, remove the Agent from its role as agent under the Finance Documents by giving notice to that effect to each of the other parties hereto. Such removal shall take effect only when a successor to the Agent is appointed in accordance with the terms of the Finance Documents.

33.12    Successor Agent
         If the Agent gives notice of its resignation pursuant to Clause 33.10 (Resignation) or it is removed pursuant to Clause 33.11 (Removal of Agent), then any reputable and experienced bank or other financial institution may, with the prior consent of the Parent be appointed as a successor to the Agent by an Instructing Group during the period of such notice but, if no such successor is so appointed, the Agent may appoint such a successor itself.

33.13    Rights and Obligations
         If a successor to the Agent is appointed under the provisions of Clause 33.12 (Successor Agent), then (a) the retiring or departing Agent shall be discharged from any further obligation under the Finance Documents but shall remain entitled to the benefit of the provisions of this Clause 33 and (b) its successor and each of the other parties hereto shall have the same rights and obligations amongst themselves as they would have had if such successor had originally been a party hereto.

33.14    Own Responsibility
         It is understood and agreed by each Bank that at all times it has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigation into all risks arising under or in connection with the Finance Documents including, but not limited to:

         33.14.1 the financial condition, creditworthiness, condition, affairs, status and nature of each member of the Group;

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         33.14.2  the legality, validity, effectiveness, adequacy and enforceability of the Finance Documents and any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents;

         33.14.3 whether such Bank has recourse, and the nature and extent of that recourse, against an Obligor or any other person or any of their respective assets under or in connection with the Finance Documents, the transactions therein contemplated or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents; and

         33.14.4 the adequacy, accuracy and/or completeness of the Information Memorandum and any other information provided by the Agent or the Arrangers, the Parent, New NTL or an Obligor or by any other person in connection with the Finance Documents, the transactions contemplated therein or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents.

         Accordingly, each Bank acknowledges to the Agent and the Arrangers that it has not relied on and will not hereafter rely on the Agent and the Arrangers or any of them in respect of any of these matters.

33.15    Banks' Mandatory Cost Details
         Each Bank will supply the Agent with such information and in such detail as the Agent may require in order to calculate the Mandatory Cost Rate in accordance with Schedule 11 (Mandatory Costs).

33.16    Receipt of Information by the Agent
         Any information or document received by the Agent shall only be treated as having been received by the Agent if the same has been delivered to the Agent's agency department in accordance with Clause 40 (Notices). Accordingly, any information or documents received by the Agent other than by its agency department in accordance with Clause 40 (Notices) is not by reason of that receipt to be treated as having been received by the Agent unless and until the Agent's agency department has received actual notice of the same in accordance with such Clause. Save as expressly set out in this Agreement and, unless the Agent's agency department shall have received information or documents in accordance with Clause 40 (Notices), the Agent shall have no duty to disclose, and shall not be liable for the failure to disclose, any information or documents, that are communicated to or obtained by the Agent.

34.      ASSIGNMENTS AND TRANSFERS

34.1     Binding Agreement
         The Finance Documents shall be binding upon and enure to the benefit of each party hereto and its or any subsequent successors and Transferees.

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34.2     No Assignments and Transfers by NTL
         Neither the Parent, New NTL nor any Obligor shall be entitled to assign or transfer all or any of its rights, benefits and obligations under the Finance Documents, other than as permitted pursuant to the terms of this Agreement.

34.3     Assignment and Transfers by Banks
         34.3.1 Any Bank may, at any time, assign all or any of its rights and benefits hereunder or transfer in accordance with Clause
                  34.5 (Transfers by Banks) all or any of its rights, benefits and obligations hereunder to, or enter into any form of sub-participation agreement with, a bank or financial institution.

         34.3.2 The prior written consent of the Parent (which shall be deemed to be given on its own behalf and on behalf of the other Obligors) is required for an assignment or transfer by a Bank unless the assignment or transfer is to:

                  (a)       another Bank; or

                  (b) any subsidiary or holding company (or to any subsidiary of any holding company) of the transferring Bank.

         34.3.3 The Parent's consent must not be (a) unreasonably delayed or withheld or (b) withheld solely because the assignment or transfer may result in an increase to the Mandatory Cost Rate.

34.4     Assignments by Banks
         If any Bank assigns all or any of its rights and benefits under the Finance Documents in accordance with Clause 34.3 (Assignments and Transfers by Banks), then, unless and until the assignee has delivered a notice to the Agent confirming in favour of the Agent, the Arrangers and the other Banks that it shall be under the same obligations towards each of them as it would have been under if it had been an original party hereto as a Bank (whereupon such assignee shall become a party hereto as a "Bank"), the Agent, the Arrangers and the other Banks shall not be obliged to recognise such assignee as having the rights against each of them which it would have had if it had been such a party hereto.

34.5     Transfers by Banks
         If any Bank wishes to transfer all or any of its rights, benefits and/or obligations under the Finance Documents as contemplated in Clause 34.3 (Assignments and Transfers by Banks), then such transfer may be effected by the delivery to the Agent of a duly completed Transfer Certificate executed by such Bank and the relevant Transferee in which event, on the later of the Transfer Date specified in such Transfer Certificate and the fifth Business Day after (or such earlier Business Day endorsed by the Agent on such Transfer Certificate falling on or after) the date of delivery of such Transfer Certificate to the Agent:

         34.5.1 to the extent that in such Transfer Certificate the Bank party thereto seeks to transfer by novation its rights, benefits and obligations under the Finance Documents, the Parent, New NTL and each of the Obligors and such Bank shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another shall be cancelled

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                  (such rights and obligations being referred to in this
                  Clause 34.5 as "discharged rights and obligations");

         34.5.2 the Parent, New NTL and each of the Obligors and the Transferee party thereto shall assume obligations towards one another and/or acquire rights against one another which differ from such discharged rights and obligations only insofar as the Parent, New NTL, the Obligors and such Transferee have assumed and/or acquired the same in place of the Parent, New NTL, the Obligors and such Bank;

         34.5.3 the Agent, the Arrangers, such Transferee and the other Banks shall acquire the same rights and benefits and assume the same obligations between themselves as they would have acquired and assumed had such Transferee been an original party hereto as a Bank with the rights, benefits and/or obligations acquired or assumed by it as a result of such transfer and to that extent the Agent, the Arrangers and the relevant Bank shall each be released from further obligations to each other under the Finance Documents; and

         34.5.4   such Transferee shall become a party hereto as a "Bank".

34.6     No Increased Obligations
         If:

         34.6.1 a Bank assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and

         34.6.2 as a result of circumstances existing at the date of the assignment, transfer or change of Facility Office, an Obligor would be obliged to make a payment to the assignee, Transferee or the Bank acting through its new Facility Office under Clause 14.1 (Tax Gross-Up), 14.2 (Tax Indemnity) or Clause 16 (Increased Costs),

         then the assignee, Transferee or the Bank acting through its new Facility Office shall only be entitled to receive payment under those Clauses to the same extent as the assignor, transferor or the Bank acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred.

34.7     Assignment and Transfer Fees
         On the date upon which an assignment takes effect pursuant to Clause
         34.4 (Assignments by Banks) or a transfer takes effect pursuant to Clause 34.5 (Transfers by Banks) the relevant assignee or Transferee shall pay to the Agent for its own account a fee of (pound)1,000.

34.8     Disclosure of Information
         Any Bank may disclose to any person:

         34.8.1 to (or through) whom such Bank assigns or transfers (or may potentially assign or transfer) all or any of its rights, benefits and obligations under the Finance Documents;

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         34.8.2   with (or through) whom such Bank enters into (or may
                  potentially enter into) any sub-participation in relation to, or any other transaction under which payments are to be made by reference to, the Finance Documents or any Obligor;

         34.8.3 to whom information may be required to be disclosed by any applicable law; or

         34.8.4 any of its subsidiaries or any holding company (or any subsidiary of a holding company),

         such information about the Parent, New NTL, any Obligor or the Group and the Finance Documents as such Bank shall consider appropriate provided that, in relation to sub-clauses 34.8.1 and 34.8.2, the person to whom such information is to be given has entered into a Confidentiality Undertaking. Any Bank which discloses any such information to any of the persons referred to in sub-clause 34.8.4 shall procure that those persons keep the information they receive confidential (save for disclosures they are required to make by any applicable law).

34.9     Notification
         The Agent shall, within fourteen days of receiving a Transfer Certificate or a notice relating to an assignment pursuant to Clause
         34.4 (Assignments by Banks), notify the Parent (on its own behalf and on behalf of the other Obligors) of any assignment or transfer completed pursuant to this Clause 34.

34.10    Morgan Stanley Commitment
         References to the Revolving Commitment of Morgan Stanley Dean Witter Bank Limited in relation to the Revolving Facility shall be construed as references to the aggregate Revolving Commitment in relation to the Revolving Facility of Morgan Stanley Dean Witter Bank Limited and Morgan Stanley Senior Funding, Inc., in such proportions as Morgan Stanley Dean Witter Bank Limited notifies to the Agent from time to time and Morgan Stanley Senior Funding, Inc. is a party to this Agreement to give effect to such Revolving Commitment (as so notified).

35.      CHANGE OF CURRENCY

35.1     Change of currency
         35.1.1 Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the Bank of England as the lawful currency of the United Kingdom, then:

                  (a) any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, sterling shall be translated into, or paid in, the currency or currency unit of the United Kingdom designated by the Agent (after consultation with the Parent); and

                  (b) any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the Bank of England for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably).

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         35.1.2   If a change in the currency of the United Kingdom occurs,
                  this Agreement will, to the extent the Agent (acting reasonably and after consultation with the Parent) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the London interbank market and otherwise to reflect the change in currency.

35.2     Increased Costs
         The Parent shall, from time to time on demand of the Agent, pay to the Agent for the account of such Bank the amount of any cost or increased cost incurred by, or of any reduction in any amount payable to or in the effective return on its capital to, or of interest or other return foregone by, a Bank or any holding company of such Bank as a result of the introduction of, changeover to or operation of the euro in the United Kingdom, other than any such cost or reduction or amount foregone reflected in the Mandatory Cost Rate.

36.      ADDITIONAL BORROWERS

36.1     Request for Additional Borrower
         The Parent may request that any member of the UK Group become an Additional Borrower under the Revolving Facility by delivering to the Agent a Borrower Accession Memorandum duly executed by the Parent and such member of the UK Group, together with the documents and other evidence listed in Part A (Accession Conditions Precedent) and Part B (Security Documentation) of Schedule 9 (Additional Conditions Precedent) in relation to such member of the UK Group.

36.2     Borrower Conditions Precedent
         A company, in respect of which the Parent has delivered a Borrower Accession Memorandum to the Agent, shall become an Additional Borrower under the Revolving Facility and assume all the rights, benefits and obligations of a Borrower as if it had originally been a Borrower under the Revolving Facility on the date on which the Agent notifies the Parent that the Agent has received, in form and substance satisfactory to it, all documents and other evidence listed in Part A (Accession Conditions Precedent) and Part B (Security Documentation) of Schedule 9 (Additional Conditions Precedent) in relation to such member of the UK Group, unless on such date an Event of Default or Potential Event of Default is continuing or would occur as a result of such member of the UK Group becoming an Additional Borrower.

36.3     Resignation of a Borrower
         If at any time a Borrower is under no actual or contingent obligation under or pursuant to any Finance Document, the Parent may request that such Borrower shall cease to be a Borrower by delivering to the Agent a Resignation Notice. Such Resignation Notice shall be accepted by the Agent on the date on which it notifies the Parent that it is satisfied that such Borrower is under no actual or contingent obligation under or pursuant to any Finance Document and such Borrower shall immediately cease to be a Borrower and shall have no further rights, benefits or obligations hereunder save for those which arose prior to such date.

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37.      ACCESSION OF GUARANTORS

37.1     Request for Guarantor
         The Parent may request that any member of the UK Group become a Guarantor by delivering to the Agent a Guarantor Accession Memorandum duly executed by the Parent and such member of the UK Group, together with the documents and other evidence listed in Part A (Accession Conditions Precedent) and Part B (Security Documentation) of Schedule 9 (Additional Conditions Precedent) in relation to such subsidiary.

37.2     Guarantor Conditions Precedent
         A company, in respect of which the Parent has delivered a Guarantor Accession Memorandum to the Agent, shall become a Guarantor and assume all the rights, benefits and obligations of a Guarantor as if it had been an original party hereto as a Guarantor on the date on which the Agent notifies the Parent that it has received, in form and substance satisfactory to it, all the documents and other evidence listed in Part A (Accession Conditions Precedent) and Part B (Security Documentation) of Schedule 9 (Additional Conditions Precedent).

37.3     Resignation of a Guarantor
         The Parent may request that a Guarantor (other than the Parent) ceases to be a Guarantor by delivering to the Agent a Resignation Notice. The Agent shall accept such Resignation Notice and notify the Parent of its acceptance (whereupon such Guarantor shall immediately cease to be a Guarantor and shall have no further rights, benefits or obligations hereunder) if:

         37.3.1 the Agent has received evidence, in form and substance satisfactory to it, confirming that after the release of such a Guarantor the requirements of Clause 22.25 (Guarantors) will continue to be satisfied; or

         37.3.2   an Instructing Group has consented to such request,

         unless on such date an Event of Default or Potential Event of Default is continuing or would occur as a result of such cessation.

37.4     NTL Triangle Accession
         The Parent may request that all the members of the NTL Triangle Sub-Group become Guarantors by delivering to the Agent Guarantor Accession Memoranda duly executed by the Parent and the members of the NTL Triangle Sub-Group, together with the documents and other evidence listed in Part A (Accession Conditions Precedent) and Part B (Security Documentation) of Schedule 9 (Additional Conditions Precedent) in relation to such members of the NTL Triangle Sub-Group.

37.5     NTL Triangle Accession Conditions Precedent
         The members of the NTL Triangle Sub-Group, in respect of which the Parent has delivered Guarantor Accession Memoranda to the Agent, shall became Guarantors and each assume all the rights, benefits and obligations of a Guarantor as if it had been an original party hereto as a Guarantor on the date on which the Agent notifies the Parent that it has received, in form and substance satisfactory to it:

         37.5.1 all the documents and other evidence listed in Part A (Accession Conditions Precedent) and Part B (Security Documentation) of Schedule 9 (Additional Conditions Precedent);

         37.5.2 a pro forma business plan (over a period ending no earlier than 31 December in the year of the Term Final Maturity
                  Date), together with the key operating assumptions relating thereto, such pro forma business plan demonstrating to the satisfaction of an Instructing Group, acting in good faith:

                   (a) pro forma compliance with the financial covenants set out in Clause 21 (Financial Condition) until the Term Final Maturity Date; and

                   (b) that amounts available for drawdown under the Revolving Facility and under other financing sources committed to the UK Group are sufficient to meet the UK Group's projected financing needs until the Term Final Maturity Date; and

         37.5.3 representations from the Parent to the Finance Parties (in the form agreed by the Agent, acting reasonably) in relation to such a business plan.

38.      CALCULATIONS AND EVIDENCE OF DEBT

38.1     Basis of Accrual
         Interest and commitment commission shall accrue from day to day and shall be calculated on the basis of a year of 365 days (or, in any case where market practice differs, in accordance with market practice) and the actual number of days elapsed.

38.2     Quotations
         If on any occasion a Reference Bank or Bank fails to supply the Agent with a quotation required of it under the foregoing provisions of this Agreement, the rate for which such quotation was required shall be determined from those quotations which are supplied to the Agent, provided that, in relation to determining LIBOR, this Clause 38.2 shall not apply if only one Reference Bank supplies a quotation.

38.3     Evidence of Debt
         Each Bank shall maintain in accordance with its usual practice accounts evidencing the amounts from time to time lent by and owing to it hereunder.

38.4     Control Accounts
         The Agent shall maintain on its books a control account or accounts in which shall be recorded (a) the amount of any Advance or any Unpaid Sum and each Bank's share therein, (b) the amount of all principal, interest and other sums due or to become due from an Obligor and each Bank's share therein and (c) the amount of any sum received or recovered by the Agent hereunder and each Bank's share therein.

38.5     Prima Facie Evidence
         In any legal action or proceeding arising out of or in connection with this Agreement, the entries made in the accounts maintained pursuant to Clause 38.3 (Evidence of Debt) and Clause 38.4 (Control Accounts) shall be prima facie evidence of the existence and amounts of the specified obligations of the Obligors.

38.6     Certificates of Banks
         A certificate of a Bank as to (a) the amount by which a sum payable to it hereunder is to be increased under Clause 14.1 (Tax Gross-up),
         (b) the amount for the time being required to indemnify it against any such cost, payment or liability as is mentioned in Clause 14.2 (Tax Indemnity), Clause 16.1 (Increased Costs) or Clause 28.1 (Borrowers' Indemnity) or (c) the amount of any credit, relief, remission or repayment as is mentioned in Clause 15.3 (Tax Credit Payment), Clause 15.4 (Tax Credit Clawback) or Clause 27.4 (Break Costs) shall, in the absence of manifest error, be prima facie evidence of the existence and amounts of the specified obligations of the Obligors.

38.7     Agent's Certificates
         A certificate of the Agent as to the amount at any time due from a Borrower hereunder or the amount which, but for any of the obligations of such Borrower hereunder being or becoming void, voidable, unenforceable or ineffective, at any time would have been due from such Borrower hereunder shall, in the absence of manifest error, be conclusive for the purposes of Clause 24 (Guarantee and Indemnity).

39.      REMEDIES AND WAIVERS, PARTIAL INVALIDITY

39.1     Remedies and Waivers
         No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under the Finance Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

39.2     Partial Invalidity
         If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions thereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

40.      NOTICES

40.1     Communications in Writing
         Each communication to be made under the Finance Documents shall be made in writing and, unless otherwise stated, shall be made by fax or letter.

40.2     Addresses
         Any communication or document to be made or delivered pursuant to the Finance Documents shall be made or delivered to the address or fax number (and the department or officer, if any, for whose attention the communication is made):

         40.2.1 in the case of the Parent, New NTL, the Post-Novation Borrower, the Security Trustee, the Second Security Trustee and the Agent, identified in Schedule 15 (Certain Addresses);

         40.2.2 in the case of each Bank, notified in writing to the Agent prior to the Execution Date (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) or, in the case of an Additional Finance Provider, notified in writing to the Agent prior to the date on which it became a party to this Agreement; and

         40.2.3 in the case of each Additional Obligor, in the relevant Accession Memorandum,

         or to any substitute address, fax number or department or officer as the Parent, New NTL, the Security Trustee, the Second Security Trustee, an Obligor or a Bank may notify to the Agent (or the Agent may notify to the Parent (on its own behalf and on behalf of the other Obligors), the Security Trustee, the Second Security Trustee and the Banks, if a change is made by the Agent) by not less than five Business Days' notice. Any communication to be made to an Obligor (other than the Parent) by fax shall be made to the fax number identified with the Parent's name in Schedule 15 (Certain Addresses). Any communication or document to be made or delivered to an Obligor (other than the Parent) shall be copied to the Parent. Any communication or document to be made or delivered to the Parent or any Obligor pursuant to the Finance Documents shall be copied to New NTL (at the address or fax number indicated with its name in Schedule 15 (Certain Addresses)).

40.3     Delivery
         Any communication or document to be made or delivered by one person to another under or in connection with the Finance Documents shall only be effective:

         40.3.1   if by way of fax, when received in legible form;

         40.3.2 if by way of letter, when left at the relevant address or, as the case may be, five days after being deposited in the post postage prepaid in an envelope addressed to it at such address; and

         40.3.3 if a particular department or officer is specified as part of the address details provided under Clause 40.2 (Addresses), if addressed to that department or officer,

         provided that any communication or document to be made or delivered to the Agent shall be effective only when received by its agency division and then only if the same is expressly marked for the attention of the department or officer specified by the Agent in
         Schedule 15 (Certain Addresses) (or such other department or officer as the Agent shall from time to time specify for this purpose).

40.4     The Agent
         All notices from or to either the Parent, New NTL or an Obligor shall be sent through the Agent.

40.5     English Language
         Each communication and document made or delivered by one party to another pursuant to the Finance Documents shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

40.6     Notification of Changes
         Promptly upon receipt of notification of a change of address or fax number pursuant to Clause 40.2 (Addresses) or changing its own address or fax number the Agent shall notify the other parties hereto of such change.

40.7     Deemed Receipt by the Obligors
         Any communication or document made or delivered to the Parent in accordance with Clause 40.3 (Delivery) shall be deemed to have been made or delivered to each of the Obligors.

40.8     Electronic communication
         40.8.1 Any communication to be made between the Agent and a Bank under or in connection with the Finance Documents may be made by electronic mail or other electronic means, if the Agent and the relevant Bank:

                  (a) agree that, unless and until notified to the contrary, this is to be an accepted form of communication;

                  (b) notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

                  (c) agree that they will notify each other of any change to their address or any other such information supplied by them.

         40.8.2 Any electronic communication made between the Agent and a Bank will be effective only when actually received in readable form and in the case of any electronic communication made by a Bank to the Agent only if it is addressed in such a manner as the Agent shall specify for this purpose.

41.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

42.      AMENDMENTS

42.1     Amendments
         Subject to Clauses 42.2 (Amendments Requiring the Consent of a Revolving Instructing Group), 42.3 (Amendments Requiring the Consent of all the Revolving Banks), 42.4 (Amendments Requiring the Consent of a Term Instructing Group), 42.5 (Amendments Requiring the Consent of all the Term Banks) and 42.6 (Amendments Requiring the Consent of all the Banks) if the Agent has the prior consent of an Instructing Group, the Agent, the Parent, New NTL and the Obligors party to a Finance Document may from time to time agree in writing to amend such Finance Document or, as the case may be, the Agent may consent to or waive, prospectively or retrospectively, any of the requirements of such Finance Document and any amendments or waivers so agreed or consents so given shall be binding on all the Finance Parties, provided that no such waiver or amendment shall subject any Finance Party hereto to any new or additional obligations without the consent of such Finance Party.

42.2 Amendments Requiring the Consent of a Revolving Instructing Group Subject to Clauses 42.3 (Amendments Requiring the Consent of all the Revolving Banks) and 42.6 (Amendments Requiring the Consent of all the Banks), if the Agent has the prior consent of a Revolving Instructing Group, the Agent, the Parent, New NTL and the Obligors party to a Finance Document may from time to time agree in writing to amend such Finance Document or, as the case may be, the Agent may consent to or waive, prospectively or retrospectively, any of the requirements of such Finance Documents and any amendments or waivers so agreed or consents so given shall be binding on all the Finance Parties, provided that:

         42.2.1 the amendment, consent or waiver relates solely to the Revolving Facility and has no direct prejudicial effect on the Term Facility, including (without limitation) where such amendment, consent or waiver relates to the obligation of the Borrowers to make a prepayment under the Revolving Facility under sub-clause 12.3.3 of Clause 12.3 (Prepayment of the Term Loan) or Clause 13.6 (Application of Proceeds); and

         42.2.2 no such waiver or amendment shall subject any Finance Party hereto to any new or additional obligations without the consent of such Finance Party.

42.3     Amendments Requiring the Consent of all the Revolving Banks
         Subject to Clause 42.6 (Amendments Requiring the Consent of all the Banks), an amendment or waiver which relates to:

         42.3.1 a change in the principal amount or currency (other than pursuant to Clause 35 (Change of Currency)) of any Revolving Advance, or deferral of any Repayment Date or the Revolving Termination Date;

         42.3.2 a decrease in the Revolving Margin or the amount of any payment of interest, fees or any other amount payable hereunder to any Revolving Bank or deferral of the date of payment thereof;

         42.3.3 the conditions set out in sub-clause 3.1.7 of Clause 3.1 (Drawdown Conditions for Revolving Advances) if an Event of Default or Potential Event of Default which relates to a Repeated Representation or Clause 22.17 (Negative Pledge) is continuing;

         42.3.4 an increase in the Revolving Commitment of a Bank (other than pursuant to Clause 34 (Assignments and Transfers));

         42.3.5   the definition of Revolving Instructing Group; or

         42.3.6 any provision which is expressed to be subject to the consent of all the Revolving Banks,

         shall not be made without the prior written consent of all the Revolving Banks.

42.4     Amendments Requiring the Consent of a Term Instructing Group
         Subject to Clauses 42.5 (Amendments Requiring the Consent of all the Term Banks) and 42.6 (Amendments Requiring the Consent of all the Banks), if the Agent has the prior consent of a Term Instructing Group, the Agent, the Parent, New NTL and the Obligors party to a Finance Document may from time to time agree in writing to amend such Finance Document or, as the case may be, the Agent may consent to or waive, prospectively or retrospectively, any of the requirements, of such Finance Documents and any amendments or waivers so agreed or consents so given shall be binding on all the Finance Parties, provided that:

         42.4.1 the amendment, consent or waiver relates solely to the Term Facility and has no direct prejudicial effect on the Revolving Facility, including (without limitation) where such amendment, consent or waiver relates to:

                  (a) a provision of this Agreement or any related definition which imposes a restriction on any member of the Covenant Group or the UK Group by reference to the Term Final Maturity Date, (except that where such provision or definition uses the Term Final Maturity Date as a limit, the limit shall not be amended or waived so as to fall prior to the Revolving Termination Date, and where such provision or definition uses six months after the Term Final Maturity Date as a limit, the limit shall not be amended or waived so as to fall prior to the date falling one year after the Revolving Termination Date, in each case without the consent of an Instructing Group);

                  (b) the obligation of the Post-Novation Borrower to make a prepayment under the Term Facility under Clause 13.6 (Application of Proceeds); or

                  (c) the making of any of the representations and warranties pursuant to Clause 19
                            (Representations); and

         42.4.2 no such waiver or amendment shall subject any Finance Party hereto to any new or additional obligations without the consent of such Finance Party.

42.5     Amendments Requiring the Consent of all the Term Banks
         Subject to Clause 42.6 (Amendments Requiring the Consent of all the Banks), an amendment or waiver which relates to:

         42.5.1 a change in the principal amount or currency (other than pursuant to Clause 35 (Change of Currency)) of any Term Advance or deferral of any Term Repayment Date, the last day of any Interest Period or the Term Final Maturity Date;

         42.5.2 a decrease in the Term Margin or the amount of any payment of interest, fees or any other amount payable hereunder to any Term Bank or deferral of the date for payment thereof;

         42.5.3 an increase in the Term Commitment of a Bank (other than pursuant to Clause 34 (Assignments and Transfers));

         42.5.4   the definition of Term Instructing Group; or

         42.5.5 any terms of the undertaking to be given by the Security Trustee to the Second Security Trustee pursuant to clause 9 (Second Security Documents) of the First Restatement Amendment Agreement;

         42.5.6 any provision which is expressed to be subject to the consent of all the Term Banks,

         shall not be made without the prior consent of all the Term Banks.

42.6     Amendments Requiring the Consent of all the Banks
         An amendment or waiver which relates to:

         42.6.1   Clause 32 (Sharing) or this Clause 42;

         42.6.2 an increase in the Revolving Margin or the Term Margin or the amount of any payment of interest, fees or any other amount payable hereunder to any Finance Party or acceleration of the date of payment thereof;

         42.6.3 the acceleration of any Term Repayment Date, the Revolving Termination Date or the Term Final Maturity Date (provided that the Term Final Maturity Date may be accelerated with the consent of a Term Instructing Group to a date no earlier than one year after the Revolving Termination Date);

         42.6.4   Clause 24 (Guarantee and Indemnity);

         42.6.5   a release of any of the Security;

         42.6.6 a Security Document, where such an amendment or waiver could affect the nature or scope of the property subject to the Security;

         42.6.7 a change to the Borrowers or Guarantors other than in accordance with Clause 36 (Additional Borrowers) or Clause 37 (Accession of Guarantors);

         42.6.8 Clause 2.5 (Banks' Obligations Several), Clause 2.6 (Banks' Rights Several), Clause 36 (Additional Borrowers) or Clause 37 (Accession of Guarantors);

         42.6.9 the definition of Instructing Group, Permitted Encumbrance or Potential Event of Default;

         42.6.10 any provision which contemplates the need for the consent or approval of all the Banks;

         42.6.11  Clause 2.7 (Acknowledgement of Second Security);

         42.6.12 a provision of the Security Trust Agreement or the Second Security Trust Agreement;

         42.6.13  a release of any of the Second Security; or

         42.6.14 a Second Security Document, where such an amendment or waiver could affect the nature or scope of the property subject to the Second Security,

         shall not be made without the prior consent of all the Banks.

42.7     Exceptions
         Notwithstanding any other provisions hereof, the Agent shall not be obliged to agree to any such amendment or waiver if the same would:

         42.7.1 amend or waive this Clause 42, Clause 26 (Costs and Expenses) or Clause 33 (The Agent, the Arrangers and the Banks); or

         42.7.2 otherwise amend or waive any of the Agent's rights hereunder or subject the Agent or the Arrangers to any additional obligations hereunder.

43.      GOVERNING LAW

         This Agreement is governed by English law.

44.      JURISDICTION

44.1     English Courts
         The courts of England have exclusive jurisdiction to settle any dispute (a "Dispute") arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or the consequences of its nullity).

44.2     Convenient Forum
         The parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes between them and, accordingly, that they will not argue to the contrary.

44.3     Non-Exclusive Jurisdiction
         This Clause 44 is for the benefit of the Finance Parties only. As a result and notwithstanding Clause 44.1 (English Courts), it does not prevent any Finance Party from taking proceedings relating to a Dispute ("Proceedings") in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent Proceedings in any number of jurisdictions.

44.4     Service of Process
         New NTL and each Obligor which is not incorporated in England and Wales agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it by service of such documents on NTL Group Limited at NTL House, Bartley Wood Business Park, Hook, Hampshire RG27 9UP (marked for the attention of Robert Mackenzie) or, if different, its registered office.

         If NTL Group Limited ceases to have a place of business in Great Britain or, as the case may be, its appointment ceases to be effective, New NTL and each Obligor which is not incorporated in England and Wales shall immediately appoint another person in England to accept service of process on its behalf in England. If New NTL or an Obligor which is not incorporated in England and Wales fails to do so (and such failure continues for a period of not less than fourteen days), the Agent shall be entitled to appoint such a person by notice to New NTL or such Obligor (as the case may be). Nothing contained herein shall restrict the right to serve process in any other manner allowed by law. This Clause 44.4 applies to Proceedings in England and to Proceedings elsewhere.


                                                 SCHEDULE 1

                                                 The Banks

                                                   Part A
                                              (Revolving Banks)

Revolving Bank                                                                                    Revolving
                                                                                                  Commitment
                                                                                                    (pound)
JPMorgan Chase Bank                                                                               211,232,242.43
BNP Paribas                                                                                       135,876,363.65
Morgan Stanley Dean Witter Bank Limited                                                           135,876,363.65
Morgan Stanley Senior Funding, Inc.                                                                            -
The Royal Bank of Scotland plc                                                                    135,876,363.65
Citibank, N.A.                                                                                    132,345,040.82
CIBC World Markets plc                                                                            125,876,363.65
Bank of America, N.A.                                                                             100,876,363.65
Bankgesellschaft Berlin AG                                                                         90,355,878.78
Bayerische Landesbank Girozentrale acting through its
London Branch                                                                                      90,355,878.78
Credit Lyonnais                                                                                    90,355,878.78
Fortis Bank S.A./N.V.                                                                              90,355,878.78
HSBC Bank plc                                                                                      90,355,878.78
The Governor and Company of the Bank of Scotland                                                   90,355,878.78
WestLB AG, London Branch                                                                           90,355,878.78
The Bank of Nova Scotia                                                                            80,355,878.78
Credit Suisse First Boston                                                                         60,164,000.00
Bayerische Hypo- und Vereinsbank AG, London Branch                                                 54,616,969.70
Dresdner Bank AG London Branch                                                                     54,616,969.70
Lloyds TSB Bank plc                                                                                45,672,727.28
Abbey National Treasury Services plc                                                               44,616,969.70
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (trading as Rabobank                          44,616,969.70
International, London Branch)
Mizuho Corporate Bank, Ltd                                                                         41,616,969.70
Banca Commerciale Italiana                                                                         40,055,878.78
Fleet National Bank                                                                                38,172,727.28
Goldman Sachs International Bank, Londond Branch                                                   35,416,000.00
Export Development Canada                                                                          33,900,000.00
Credit Agricole Indosuez                                                                           25,000,000.00
Credit Industriel et Commercial                                                                    25,000,000.00

                                    -146-

Lehman Brothers Bankhaus AG, London                                                                20,000,000.00
Barclays Bank PLC                                                                                  20,000,000.00
The Bank of Tokyo-Mitsubishi, Ltd.                                                                 20,000,000.00
ABC International Bank Plc                                                                         15,000,000.00
Natexis Banques Populaires (London Branch)                                                         15,000,000.00
N M Rothschild & Sons Ltd                                                                          10,000,000.00
Singer & Friedlander Limited                                                                       10,000,000.00
The Governor and Company of the Bank of Ireland                                                    10,000,000.00
The Sumitomo Trust & Banking Co. Ltd                                                               10,000,000.00
Lehman Commercial Paper Inc.                                                                        1,800,000.00
Cisco Systems Finance International                                                                     1,000.00
Total                                                                                              2,584,800,000


                                                      Part B
                                                  (Term Banks)

Term Bank                                                                                                  Term
                                                                                                        Commitment
                                                                                                            (pound)
GE Capital Structured Finance Group Limited                                                            200,000,000
Total                                                                                                  200,000,000

                                  SCHEDULE 2

                         Form of Transfer Certificate

To:      J.P. Morgan Europe Limited

                             TRANSFER CERTIFICATE

relating to the agreement dated 30 May 2000 (as from time to time amended, varied, novated, supplemented and restated, the "Credit Agreement") whereby certain credit facilities were made available to a group of borrowers including NTL Investment Holdings Limited by a group of banks on whose behalf J.P. Morgan Europe Limited (formerly known as Chase Manhattan International Limited) acted as agent in connection therewith.

1. Terms defined in the Credit Agreement shall, subject to any contrary indication, have the same meanings herein. The terms Bank, Transferee and Portion Transferred are defined in the schedule hereto.

2. The Bank (i) confirms that the details in the schedule hereto under the heading "Bank's Participation in the Revolving Facility", "Revolving Advances", "Bank's Participation in the Term Facility" and "Term Advances" accurately summarises its participation in the Credit Agreement and the Term or Interest Period of any existing Advances and (ii) requests the Transferee to accept and procure the transfer by novation to the Transferee of the Portion Transferred (specified in the schedule hereto) of its Revolving Commitment and/or Term Commitment and/or its participation in such Advance(s) by counter-signing and delivering this Transfer Certificate to the Agent at its address for the service of notices specified in the Credit Agreement.

3. The Transferee hereby requests the Agent to accept this Transfer Certificate as being delivered to the Agent pursuant to and for the purposes of Clause 34.5 (Transfers by Banks) of the Credit Agreement so as to take effect in accordance with the terms thereof on the Transfer Date or on such later date as may be determined in accordance with the terms thereof.

4. The Transferee confirms that it has received a copy of the Credit Agreement together with such other information as it has required in connection with this transaction and that it has not relied and will not hereafter rely on the Bank to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such information and further agrees that it has not relied and will not rely on the Bank to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Parent, the Covenant Group or the Obligors.

5. The Transferee hereby undertakes with the Bank and each of the other parties to the Credit Agreement that it will perform in accordance with their terms all those obligations which by the terms of the Finance Documents will be assumed by it after delivery of this Transfer Certificate to the Agent and satisfaction of the conditions (if any) subject to which this Transfer Certificate is expressed to take effect.

6. The Bank makes no representation or warranty and assumes no responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Finance

         Documents or any document relating thereto and assumes no responsibility for the financial condition of the Obligors or for the performance and observance by the Obligors of any of its obligations under the Finance Documents or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

7. The Bank hereby gives notice that nothing herein or in the Finance Documents (or any document relating thereto) shall oblige the Bank to
         (a) accept a re-transfer from the Transferee of the whole or any part of its rights, benefits and/or obligations under the Finance Documents transferred pursuant hereto or (b) support any losses directly or indirectly sustained or incurred by the Transferee for any reason whatsoever including the non-performance by an Obligor or any other party to the Finance Documents (or any document relating thereto) of its obligations under any such document. The Transferee hereby acknowledges the absence of any such obligation as is referred to in (a) or (b) above.

8. This Transfer Certificate and the rights, benefits and obligations of the parties hereunder shall be governed by and construed in accordance with English law.


                                           THE SCHEDULE

1.       Bank:

2.       Transferee:

3.       Transfer Date:

4.       Bank's Participation in the
         Revolving Facility:

         Bank's Revolving Commitment                                         Portion Transferred

        5. Revolving Advance(s):              Term and Repayment             Portion Transferred
                                              Date

         Amount of Bank's Participation

6.       Bank's Participation in the Term
         Facility:

7.       Bank's Term Commitment                                              Portion Transferred

8.       Term Advance(s):                     Interest Period                Portion Transferred

         Amount of Bank's Participation

         [Transferor Bank]                    [Transferee Bank]

         By:                                  By:

         Date:                                Date:

 ________________________________________________________________________________________________

                     ADMINISTRATIVE DETAILS OF TRANSFEREE

Address:

Contact Name:

Account for Payments:

Telex:

Fax:

Telephone:

_____________________________________________________________________________

Note: Each Transferee should, at the same time as executing this Transfer Certificate, execute an accession memorandum in relation to the Security Trust Agreement.

                                  SCHEDULE 3
                  Initial Revolving Bank Conditions Precedent

For the avoidance of doubt, each capitalised term used in this Schedule 3 shall, for the purposes of interpretation of this Schedule 3, bear the meaning given to such term in the form of this Agreement in force as at the date upon which the conditions precedent to the initial availability of the Revolving Facility were satisfied save that "Execution Date", "NTL UK Revolving Bank Subordination Agreement", "Pre-Novation Borrower" and "Revolving Banks" shall bear the meanings given to such terms in Clause 1.1 (Definitions).

1.       Corporate Documents

(a) In relation to the Parent, the Pre-Novation Borrower, NTL UK, NTL CC and NTL Inc. (each an "Original Obligor"):

         (i) a copy, certified as at the Execution Date, a true and up-to-date copy by an Authorised Signatory of such Original Obligor, of the constitutional documents of such Original Obligor;

         (ii) a copy, certified as at the Execution Date, a true and up-to-date copy by an Authorised Signatory of such Original Obligor, of a board resolution of such Original Obligor approving the execution, delivery and performance of the Finance Documents to which that Original Obligor is a party and the terms and conditions thereof and authorising a named person or persons to sign such Finance Documents and any documents to be delivered by such Original Obligor pursuant thereto;

         (iii) a certificate of an Authorised Signatory of such Original Obligor setting out the names and signatures of the persons authorised to sign, on behalf of such Original Obligor, the Finance Documents to which that Original Obligor is a party and any documents to be delivered by such Original Obligor pursuant thereto.

(b) In relation to the Pre-Novation Borrower, a certificate of an Authorised Signatory of the Pre-Novation Borrower confirming that utilisation of the full amount of the Revolving Facility would not breach any restriction of its borrowing powers.

(c) The Group Structure Chart referred to in paragraph (a) of the definition of that term.

2.       Accounts and Reports

(a)      The Business Plan.

(b)      Copies of the Original Financial Statements referred to in paragraphs
         (a) to (c) of the definition of that term, certified true copies by an Authorised Signatory of either the Pre-Novation Borrower (in the case of its and the Target's financial statements) or the Parent (in the case of its financial statements).

3.       Acquisition and Related Matters

(a) A copy, certified by an Authorised Signatory of the Parent as true, complete and up-to-date, of the Transaction Agreement.

(b) A certificate from an Authorised Signatory of the Parent confirming that all the conditions precedent to the completion of the Acquisition in accordance with the Transaction Agreement have been satisfied or waived as permitted thereby save insofar as such conditions precedent relate to or are dependent upon the utilisation of the Revolving Facility.

(c) A copy, certified as being a true and complete copy by an Authorised Signatory of the Parent of the resolution of the shareholders of the Target passed at the meeting of the holders of the shares of Target summoned by the High Court of Justice of England and Wales and directed to consider and vote on whether to approve the Scheme pursuant to Section 425.

(d) A copy, certified as being a true and complete copy by an Authorised Signatory of Parent, of the resolutions of the shareholders of the Target passed at the extraordinary general meeting of the Target convened to consider and vote on the resolutions necessary to implement the Scheme.

(e) A certified copy of the order of the High Court of Justice of England and Wales sanctioning the Scheme under Section 425 as registered with the Registrar of Companies.

(f) Certified copies of executed stock transfer forms evidencing that NTL Holdings will, upon registration of the transfers effected by such stock transfer forms, hold shares in the issued share capital of CWC Holdings (representing 100 per cent. of the shares in CWC Holdings subject to the call option in favour of NTL Holdings granted pursuant to the Transaction Agreement).

(g) A certificate from an Authorised Signatory of the Parent confirming that, immediately following the completion of the Acquisition neither any member of the UK Group nor (to the best of such Authorised Signatory's knowledge and belief) any member of the Target Group shall have (or will have) any Financial Indebtedness outstanding (other than Permitted Indebtedness) and that all Encumbrances (other than Permitted Encumbrances) have been, or will be, discharged.

(h) A Certificate of an Authorised Signatory of the Parent confirming that all necessary consents, licences, authorisations and approvals in relation to the Acquisition and the Finance Documents have been obtained, together with copy letters from the ITC, Oftel and the DTI and copies of any consents or other approvals required under the terms of any Licence.

(i) A letter from the Parent's insurance broker addressed to the Agent confirming the adequacy of the UK Group's insurance cover.

4.       Security Documents and Related Documentation

(a) The Original Borrower Intra-Group Loan Assignment (executed by the Pre-Novation Borrower in favour of the Security Trustee, assigning the Pre-Novation Borrower's rights in respect of loans made or to be made by it to CWC Holdings) and the Original Borrower Security over Cash Agreement (executed by the Pre-Novation Borrower in favour of the Security Trustee, assigning and charging the Pre-Novation Borrower's rights in respect of sums deposited in the Original Borrower Charged Account), duly executed and delivered by the Pre-Novation Borrower.

(b)      The NTL UK Revolving Bank Subordination Agreement, duly executed by
         NTL UK.

(c) The NTL Subordination Agreement (between NTL Inc. as lender, the Pre-Novation Borrower as borrower and the Security Trustee pursuant to which, whilst sums remain outstanding under the Finance Documents, no payments of interest, repayment of principal or any other payments of any kind can be made in respect of indebtedness owed by the Pre-Novation Borrower and members of the Target Group to NTL Inc., save for certain permitted payments as provided therein, duly executed by NTL Inc.).

(d) The NTL Intra-Group Loan Assignment (executed by NTL Inc. in favour of the Security Trustee, assigning NTL Inc.'s rights in respect of loans made or to be made by it to the Pre-Novation Borrower and members of the Target Group) and the NTL Security Over Cash Agreement (executed by NTL Inc. in favour of the Security Trustee, assigning and charging NTL Inc.'s rights in respect of sums deposited in the Charged Account), duly executed and delivered by NTL Inc.

(e) The Security Trust Agreement duly executed and delivered by the parties thereto.

5.       Legal Opinions

(a) A legal opinion from Clifford Chance, London, the Agent's English counsel in substantially the form distributed to the Revolving Banks prior to the Execution Date.

(b) A legal opinion from Skadden, Arps, Slate, Meagher & Flom LLP, Delaware counsel, in substantially the form distributed to the Revolving Banks prior to the Execution Date.

6.       Miscellaneous

(a) The fees letters referred to in Clause 22.5 (Agency and Other Fees) of the form of this Agreement in force as at the date upon which the conditions precedent to the initial availability of the Revolving Facility were satisfied.

(b) Evidence that NTL Group Limited has agreed to act as the agent of NTL Inc. and NTL CC for the service of process in England in respect of:

         (i)      this Agreement (for NTL CC); and

         (ii) the NTL Subordination Agreement, the NTL Intra-Group Loan Assignment and the NTL Security Over Cash Agreement (for NTL Inc.).

(c) Evidence confirming that, in addition to the amounts specified in the balance sheet in the management accounts for the Group for the period ended 30 April 2000, an amount of no less than (pound)2,800,000,000 (or its equivalent) has been or will on the Acquisition Date be invested in the common stock or convertible preferred stock of NTL Holdings by France Telecom S.A.

(d)      Evidence that no less than:

         (i) (pound)215,798,000 was available for use by the UK Group as at 25 May 2000; and

         (ii) (pound)591,166,950 was available for use by the Pre-Novation Borrower as at 25 May 2000,

         such evidence comprising of certificates from an Authorised Signatory of the Parent or, as the case may be, the Pre-Novation Borrower.

(e) Evidence that the Working Capital Facility is in place and all conditions precedent thereunder (save for those that are conditional on the effectiveness of this Agreement) have been satisfied or waived in accordance with their terms.

                                  SCHEDULE 4
                              Notice of Drawdown

From:    [Borrower]

To:      J.P. Morgan Europe Limited

Dated:

Dear Sirs,

1. We refer to the agreement dated 30 May 2000 (as from time to time amended, varied, novated, supplemented and restated) and originally made between, among others, NTL Business Limited as Pre-Novation Borrower (whose obligations have been novated to NTL Investment Holdings Limited as Post-Novation Borrower), J.P. Morgan Europe Limited (formerly known as Chase Manhattan International Limited) as agent and the financial institutions named therein as Banks (the "Credit Agreement"). Terms defined in the Credit Agreement shall have the same meaning in this notice.

2.       This notice is irrevocable.

3. We hereby give you notice that, pursuant to the Credit Agreement and on [date of proposed Revolving Advance], we wish to borrow a Revolving Advance of (pound)[ ] upon the terms and subject to the conditions contained therein.

4. We would like this Revolving Advance to have a Term of [ ] months' duration.

5. We confirm that, at the date hereof [(i) no Event of Default or Potential Event of Default is continuing and (ii) the Repeated Representations are true in all material respects] [(i) no Event of Default is continuing and (ii) those of the Repeated Representations which are not capable of remedy or change if incorrect or misleading in any material respect, are true in all material respects]*.

6. The proceeds of this drawdown should be credited to [insert account details].

                               Yours faithfully

                         .............................
                             Authorised Signatory
                             for and on behalf of
                           [Insert name of Borrower]


_______________________________________________________________________________
*        Use the first option for Revolving Advances (if not Rollover
         Advances) and use the second option for Rollover Advances.

                                                                       SCHEDULE 5

                                                                    Existing Encumbrances

---------------------------------------------------- ------------------------------------------- ----------------------------------
CHARGOR                         DATE                 BENEFICIARY                                 SUMMARY
---------------------------------------------------- ------------------------------------------- ----------------------------------
                                30.07.92             NatWest Bank plc                            Charge over credit balance
NTL (Southampton and                                                                             (pound 135,669.35)
Eastleigh) Ltd (formerly known
as CWC (Southampton and
Eastleigh) Ltd)

---------------------------------------------------- ------------------------------------------- ----------------------------------
                                06.05.97             NatWest Specialist Finance                  Collateral accounts security
NTL (South East) Ltd (formerly                                                                   assignment.  Part satisfied
known as CWC (South East) Ltd)

---------------------------------------------------- ------------------------------------------- ----------------------------------
                                (i)      31.01.97    (ii)    National Westminster Plc            (i)  Charges over credit balances
NTL Kirklees
                                (ii)     06.08.97    (ii)    National Westminster Plc            (ii) Charges over credit balances
---------------------------------------------------- ------------------------------------------- ----------------------------------
                                (i)     31.01.97     (i)     National Westminster Bank Plc       (i)  Charges over credit balances
NTL South Wales Limited
                                (ii)    04.06.97     (ii)    National Westminster Bank Plc       (ii) Charges over credit balances

                                (iii)   06.08.97     (iii)   National Westminster Bank Plc       (iii)Charges over credit balances
---------------------------------------------------- ------------------------------------------- ----------------------------------
                                06.08.97             National Westminster Bank Plc               Charges over credit balances
Cable Tel Surrey & Hampshire
Limited

---------------------------------------------------- ------------------------------------------- ----------------------------------
                                06.08.97             National Westminster Bank Plc               Charges over credit balances
Cable Tel Herts & Beds Limited

---------------------------------------------------- ------------------------------------------- ----------------------------------
                                14.12.93             Uberior Nominees (Gulliver D.P.U.T.)        Deed of deposit
NTL South Central Limited                            Limited

---------------------------------------------------- ------------------------------------------- ----------------------------------

Chart continued

---------------------------------------------------- ------------------------------------------- ----------------------------------
CHARGOR                         DATE                 BENEFICIARY                                 SUMMARY
---------------------------------------------------- ------------------------------------------- ----------------------------------
                                (i)  10.06.97        (i)  Chase Manhattan Bank N.A.              (i)  Mortgage or charge
National Trans-communications                                                                         executed and  comprising
Limited                                                                                               property  situated
                                                                                                      outside  the Kingdom.
                                (ii) 17.10.97        (ii) Chase Manhattan International Limited  (ii) Debenture.
---------------------------------------------------- ------------------------------------------- ----------------------------------
                                (i)  06.08.97        (i)  National Westminster Bank PLC          (i)  Charge over deposit.
CableTel (Northern Ireland)
Limited                         (ii) 17/10/97        (ii) Chase Manhattan International Limited  (ii) Debenture.

---------------------------------------------------- ------------------------------------------- ----------------------------------

                                  SCHEDULE 6

                        Form of Compliance Certificate

To:      J.P. Morgan Europe Limited

Date:

Dear Sirs,

1. We refer to an agreement dated 30 May 2000 (as from time to time amended, varied, novated, supplemented and restated), and made between, among others, NTL Business Limited as Pre-Novation Borrower (whose obligations have been novated to NTL Investment Holdings Limited as the Post-Novation Borrower), J.P. Morgan Europe Limited (formerly known as Chase Manhattan International Limited) as agent and the financial institutions defined therein as Banks (the "Credit Agreement").

2. Terms defined in the Credit Agreement shall bear the same meaning herein.

3.       We confirm that:

         (a) *[The ratio of the UK Group Net Consolidated Total Debt on [Quarter Date] to the Consolidated [Annualised] EBITDA of the UK Group for the [Relevant Period/financial year] ended on [Quarter Date] was [ ]:1.

         (b) *The ratio of the Consolidated EBITDA of the UK Group for the [Relevant Period/financial year] ended on [Quarter Date] to the aggregate of UK Group Total Interest Payable, UK Group Capital Expenditure and Permitted Payments for that [Relevant Period/financial year] was [ ]:1.

         (c) ***The aggregate amount of Liquidity of members of the UK Group and members of the Covenant Group on [Quarter Date]
                  was [      ].

         (d) **[The ratio of the Group Net Consolidated Total Debt on [Quarter Date] to the Consolidated [Annualised] EBITDA of the Group for the [Relevant Period/financial year] ended on [Quarter Date] was [ ]:1.]

         The calculations of the above ratios are set out in the Schedule to this Compliance Certificate.

4. On the basis of above, we confirm that the Revolving Margin in relation to any Revolving Advances now existing or made after your receipt of this Compliance Certificate will, with effect from the date of receipt by the Agent of this Compliance Certificate, be [ ] per cent. per annum.

5.       We also confirm that:


--------------------------

*        Delete in Compliance Certificate delivered by New NTL.

*** Delete in Compliance Certificate delivered by New NTL and in Compliance Certificate determined in respect of annual statements.

**       Delete in Compliance Certificate delivered by the Parent.

         (a) The aggregate EBITDA of the Guarantors for the 12 month period ending on [Quarter Date] equalled or exceeded 95 per cent. of the consolidated EBITDA of the UK Group for such 12 month period.

         (b)      The amount of Excess Cash Flow as at [ ] was [ ].

Signed

.................................                ...............................
Authorised Signatory                            Authorised Signatory
of                                              of
NTL Communications Limited                      NTL Communications Limited



                                 THE SCHEDULE

                      Compliance Certificate Calculations

(A) Ratio of UK Group Net Consolidated Total Debt to Consolidated [Annualised] EBITDA of the UK Group:

1.       UK Group Net Consolidated Total Debt:

         Principal amount outstanding under the Facility and principal amount outstanding under the Working
         Capital Facility (including capitalised interest):___________________

         Other relevant Indebtedness for Borrowed Money:   ___________________

         Minus

         Cash held by members of the UK Group (subject to
         a maximum amount of (pound)100,000,000 or its
         equivalent in other currencies)                   ___________________

         UK Group Net Consolidated Total Debt              ___________________


2.       Consolidated [Annualised] EBITDA of the UK Group:
         (All line items below refer to the Relevant Period, save in the case of the Compliance Certificate which accompanies any financial statements delivered pursuant to Clause 20.1 (Annual Statements), where the line items refer to the then most recently ended financial year)

         UK Group consolidated net income                   ___________________

         Plus

         Any tax provisions                                 ___________________

         Plus

         Any interest, commissions, discounts or other fees ___________________ in respect of Indebtedness for Borrowed Money, and any amounts related to interest hedging arrangements entered into in respect of the Revolving Facility or the Term Facility

         Plus

         Any Allowable Exceptional Items and other items under paragraph (d) of the definition of EBIT

         Plus

         Separation/Integration costs and payments made
         under Schedule 8 of the Transaction Agreement      ___________________

         Plus

         Any amortisation and depreciation                  ___________________

         Minus

         Capitalised costs and expenses                     ___________________

         [Consolidated EBITDA of the UK Group for the
         Relevant Period
         Multiplied by 2]                                   ___________________

         Consolidated [Annualised] EBITDA of the UK Group   ___________________


3.       Ratio:                                             ___________________

(B) Ratio of Consolidated EBITDA of the UK Group to the aggregate of UK Group Total Interest Payable, UK
         Group Capital Expenditure and Permitted Payments:

1.       Consolidated EBITDA of the UK Group for the
         Relevant Period:

         (All line items below refer to the Relevant Period)

         Consolidated EBITDA of the UK Group                ___________________

2.       UK Group Total Interest Payable, UK Group Capital
         Expenditure and Permitted Payments

         (All line items below refer to the Relevant Period, save in the case of the Compliance Certificate which accompanies any financial statements delivered pursuant to Clause 20.1 (Annual Statements), where the line items refer to the then most recently ended financial year)

         Aggregate amount of interest, commission, fees and
         other periodic finance payments accrued on UK Group
         Consolidated Total Debt                            ___________________

         Plus

         Commission, fees and finance payments accrued by
         UK Group under interest hedging arrangements       ___________________

         Minus

         Commission, fees and finance payments accrued in
         favour of UK Group under interest hedging
         arrangements permitted by the Credit Agreement     ___________________

         Minus

         Any interest accrued in favour of UK Group on
         deposits or bank accounts                          ___________________

         Plus

         UK Group Capital Expenditure accrued               ___________________

         Plus

         Permitted Payments made                            ___________________

         UK Group Total Interest Payable, UK Group Capital
         Expenditure and Permitted Payments for the
         [Relevant Period]/[financial year]                 ___________________


3.       Ratio:                                             ___________________

(C) Aggregate amount of Liquidity of members of the UK Group and members of the Covenant Group

1.       Available Cash of members of the Covenant Group    ___________________

         Plus

         Available Cash of members of the UK Group          ___________________

         Plus

         Available Revolving Facility                       ___________________

         Plus

         Investments of Obligors or members of the Covenant ___________________ Group falling within paragraph (b) or (c) of the definition of

         Permitted Investments and which are
         held with an Eligible Deposit Bank

2.       Liquidity of members of the UK Group and members
         of the Covenant Group                              ___________________


(D) Ratio of Group Net Consolidated Total Debt to Consolidated [Annualised] EBITDA of the Group:

1.       Group Net Consolidated Total Debt:

         Principal amount outstanding under the Facility and principal amount outstanding under the Working
         Capital Facility (including capitalised interest)  ___________________

         Other relevant Indebtedness for Borrowed Money
         of the UK Group                                    ___________________

         Plus

         Principal amount outstanding under the Exit
         Financing, the Triangle Notes, the Diamond Holdings
         Notes and other relevant Indebtedness for Borrowed
         Money                                               __________________

         Minus

         Cash held by members of the Group (subject to a
         maximum amount of (pound)150,000,000 or its
         equivalent in other currencies):                   ___________________


         Group Net Consolidated Total Debt                  ___________________

2.       Consolidated [Annualised] EBITDA of the Group:
         (All line items below refer to the Relevant Period, save in the case of the Compliance Certificate which accompanies any financial statements delivered pursuant to Clause 20.1 (Annual Statements), where the line items refer to the then most recently ended financial year)

         Group consolidated net income                      ___________________

         Plus

         Any tax provisions                                 ___________________

         Plus

         Any interest, commissions, discounts or other fees in respect of Indebtedness for Borrowed Money, and any amounts related to interest hedging arrangements entered into in respect of the Revolving Facility or the Term

         Facility                                           ___________________

         Plus

         Any amounts paid pursuant to interest hedging
         arrangements entered into in respect of Permitted
         Covenant Group Indebtedness                        ___________________

         Plus

         Any Allowable Exceptional Items and other items
         under paragraph (d) of the definition of EBIT      ___________________

         Plus

         Separation/Integration costs and payments made
         under Schedule 8 of the Transaction Agreement      ___________________

         Plus

         Any amortisation and depreciation                  ___________________

         Minus

         Capitalised costs and expenses                     ___________________

         [Consolidated EBITDA of the Group for the
         Relevant Period                                    ___________________

         Multiplied by 2]

         Consolidated [Annualised] EBITDA of the Group      ___________________

3.       Ratio:

                         SCHEDULE 7

            Form of Borrower Accession Memorandum

To:      J.P. Morgan Europe Limited

From:    [Subsidiary]
         and
         NTL Communications Limited (the "Parent")

Dated:

Dear Sirs,

1. We refer to an agreement dated 30 May 2000 (as from time to time amended, varied, novated, supplemented and restated) and originally made between, among others, NTL Business Limited as Pre-Novation Borrower (whose obligations have been novated to NTL Investment Holdings Limited as Post-Novation Borrower), J.P. Morgan Europe Limited (formerly known as Chase Manhattan International Limited) as agent and the financial institutions defined therein as Banks (the "Credit Agreement").

2. Terms defined in the Credit Agreement shall bear the same meaning herein.

3. The Parent requests that [Subsidiary] become an Additional Borrower pursuant to Clause 36.1 (Request for Additional Borrower) of the Credit Agreement.

4. [Subsidiary] is duly organised under the laws of [name of relevant jurisdiction].

5. [Subsidiary] confirms that it has received from the Parent a true and up-to-date copy of the Credit Agreement.

6. [Subsidiary] undertakes, upon its becoming a Borrower, to perform all the obligations expressed to be undertaken under the Credit Agreement by a Borrower and agrees that it shall be bound by the Credit Agreement in all respects as if it had originally been party thereto as a Borrower.

7. [The Parent confirms that, if [Subsidiary] is accepted as an Additional Borrower, its guarantee obligations, and the guarantee obligations of each other Obligor, pursuant to Clause 24 (Guarantee and Indemnity) of the Credit Agreement will apply to all the obligations of [Subsidiary] under the Finance Documents in all respects in accordance with the terms of the Credit Agreement.]

8.       The Parent:

         (a)      repeats the Repeated Representations made by it; and

         (b) confirms that no Event of Default or Potential Event of Default is continuing or would occur as a result of [Subsidiary] becoming an Additional Borrower.

9. [Subsidiary] makes the representations and warranties referred to in sub-clause 19.2.1 of Clause 19.2 (Representing Parties).

10.      [Subsidiary's] administrative details are as follows:

         Address:

         Fax No.:

11. [Subsidiary] agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served [on it at [address of Subsidiary's place of business in England] or at any address in Great Britain at which process may be served on it in accordance with Part XXIII of the Companies Act 1985]/[on [name of process agent in England at address of process agent] or, if different, its registered office]. If [[Subsidiary] ceases to have a place of business in Great Britain]/[the appointment of the person mentioned above ceases to be effective], [Subsidiary] shall immediately appoint another person in England to accept service of process on its behalf in England. If it fails to do so (and such failure continues for a period of not less than fourteen days), the Agent shall be entitled to appoint such a person by notice. Nothing contained herein shall restrict the right to serve process in any other manner allowed by law. This applies to Proceedings in England and to Proceedings elsewhere.

12.      This Memorandum shall be governed by English law.

         NTL Communications Limited                 [Subsidiary]
         By: ..........................             By: ......................

                                  SCHEDULE 8

                    Form of Guarantor Accession Memorandum

To:      J.P. Morgan Europe Limited

From: [Subsidiary] (the "Additional Guarantor") and
         NTL Communications Limited (the "Parent")

Dated:

Dear Sirs,

1. We refer to an agreement dated 30 May 2000 (as from time to time amended, varied, novated, supplemented and restated) and originally made between, among others, NTL Business Limited as the Pre-Novation Borrower (whose obligations have been novated to NTL Investment Holdings Limited as Post-Novation Borrower), J.P. Morgan Europe Limited (formerly known as Chase Manhattan International Limited) as agent and the financial institutions defined therein as Banks (the "Credit Agreement").

2. Terms defined in the Credit Agreement shall bear the same meaning herein.

3. The Parent requests that the Additional Guarantor become a Guarantor pursuant to Clause 37.1 (Request for Guarantor) of the Credit Agreement.

4. The Additional Guarantor is duly organised under the laws of [name of relevant jurisdiction].

5. The Additional Guarantor confirms that it has received from the Parent a true and up-to-date copy of the Credit Agreement and a list of the Borrowers as at the date hereof.

6. The Additional Guarantor undertakes, upon its becoming a Guarantor, to perform all the obligations expressed to be undertaken under the Credit Agreement by a Guarantor and agrees that it shall be bound by the Credit Agreement in all respects as if it had been an original party thereto as a Guarantor.

7.       The Parent:

         (a)      repeats the Repeated Representations made by it; and

         (b) confirms that no Event of Default or Potential Event of Default is continuing or would occur as a result of the Additional Guarantor becoming a Guarantor.

8. The Additional Guarantor makes the representations and warranties referred to in sub-clause 19.2.1 of Clause 19.2 (Representing Parties).

9.       The Additional Guarantor's administrative details are as follows:

         Address:

         Fax No.:

10. The Additional Guarantor agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it at [address of Subsidiary's place of business in England] or at any address in Great Britain at which process may be served on it in accordance with Part XXIII of the Companies Act 1985] / [on name of process agent in England at address of process agent or, if different, its registered office]. If [the Additional Guarantor ceases to have a place of business in Great Britain]/[ the appointment of the person mentioned above ceases to be effective], the Additional Guarantor shall immediately appoint another person in England to accept service of process on its behalf in England. If it fails to do so (and such failure continues for a period of not less than fourteen days), the Agent shall be entitled to appoint such a person by notice. Nothing contained herein shall restrict the right to serve process in any other manner allowed by law. This applies to Proceedings in England and to Proceedings elsewhere.

11.      This Memorandum shall be governed by English law.

12. This Memorandum is executed and delivered as a deed by [the Additional Guarantor].

......................................
[Director of [Subsidiary]]

......................................
Director/Secretary of [Subsidiary]]

or

[The Common Seal of [Subsidiary]
was affixed to this deed in the presence of

                                            ..................................
                                                      Director of [Subsidiary]

                                            ..................................
                                            Director/Secretary of [Subsidiary]]*



NTL Communications Limited

By: .......................................



_______________________________________________________________________________
* Delete as appropriate. If the company is not incorporated in England and Wales, alternate form of execution may be more appropriate.

                                  SCHEDULE 9

                        Additional Conditions Precedent

                                    Part A
                        Accession Conditions Precedent

1. Copies, certified as at the date of the relevant Accession Memorandum as true, complete and up-to-date copies by an Authorised Signatory of the proposed Additional Obligor, of:

         (a) if such a proposed Additional Obligor is incorporated in a state of the United States of America, the certificate of incorporation, by laws and a certificate of good standing of such a proposed Additional Obligor; or

         (b) in all other cases, the constitutional documents of such proposed Additional Obligor.

2. A copy, certified as at the date of the relevant Accession Memorandum a true, complete and up-to-date copy by an Authorised Signatory of the proposed Additional Obligor, of a board resolution of such proposed Additional Obligor approving the execution and delivery of an Accession Memorandum, the accession of such proposed Additional Obligor to this Agreement and the performance of its obligations under the Finance Documents and authorising a named person or persons to sign such Accession Memorandum, any other Finance Document and any other documents to be delivered by such proposed Additional Obligor pursuant thereto.

3. A certificate of an Authorised Signatory of the proposed Additional Obligor setting out the names and signatures of the person or persons authorised to sign, on behalf of such proposed Additional Obligor, the Accession Memorandum, any other Finance Documents and any other documents to be delivered by such proposed Additional Obligor pursuant thereto (including, without limitation, a Debenture and the other Security Documents to be delivered pursuant to Part B (Security Documentation) of this Schedule 9) and the deed of accession referred to in paragraph 11 of this Schedule.

4. A certificate of an Authorised Signatory of the proposed Additional Obligor confirming that the utilisation of the Revolving Facility and guarantee of the Facilities would not breach any restriction of its borrowing and/or guaranteeing powers.

5. If the proposed Additional Obligor is (a) to become an Additional Borrower and (b) organised under the laws of any state of the United States of America a certificate from New NTL providing New NTL's consent to such a proposed Additional Obligor borrowing under the Revolving Facility.

6. If the proposed Additional Obligor is incorporated in a jurisdiction other than England and Wales, a copy, certified a true copy by or on behalf of the proposed Additional Obligor, of each such law, decree, consent, licence, approval, registration or declaration as is, in the reasonable opinion of counsel to the Banks, necessary to render the relevant Accession Memorandum legal, valid, binding and enforceable, to make such Accession Memorandum admissible in evidence in the proposed Additional Obligor's jurisdiction of incorporation and to enable the proposed Additional Obligor to perform its obligations thereunder and under the other Finance Documents.

7. If requested by the Agent, a copy, certified a true copy by an Authorised Signatory of the proposed Additional Obligor, of its latest financial statements.

8. An opinion of the Banks' counsel in the jurisdiction in which the proposed Additional Obligor is incorporated in form and substance reasonably satisfactory to the Agent.

9. If the proposed Additional Obligor is to become a Guarantor and is incorporated in England and Wales, a letter from the Parent to the Agent (attaching supporting advice from the Parent's English solicitors) confirming that such proposed Additional Obligor is not prohibited by section 151 of the Companies Act 1985 from entering into the Finance Documents and performing its obligations thereunder.

10. If the proposed Additional Obligor is incorporated in a jurisdiction other than England and Wales, evidence that the process agent specified in the relevant Accession Memorandum has agreed to act as its agent for the service of process in England.

11. A deed of accession to the Security Trust Agreement executed by the proposed Additional Obligor, substantially in the form set out in schedule 1 (Form of Obligor Deed of Accession) to the Security Trust Agreement.

12. Where the proposed Additional Obligor is to become an Additional Borrower, a Guarantor Accession Memorandum executed by such a proposed Additional Obligor.

13.      The documents and evidence specified in Part B (Security
         Documentation) of this Schedule 9.

                                    Part B


                            Security Documentation

1. If the relevant Additional Obligor is incorporated in England and Wales, Northern Ireland or Scotland a Debenture and, if relevant, standard securities and Northern Irish supplemental mortgages, executed by the proposed Additional Obligor.

2. If the relevant Additional Obligor is incorporated in a state of the United States of America:

         (a) a general security agreement executed by such an Additional Obligor granting the Security Trustee a security interest in all of its assets;

         (b) if applicable, a pledge agreement executed by such an Additional Obligor pledging to the Security Trustee all of the shares and other securities held by it; and

         (c)      UCC Financing Statements filed against such an Additional
                  Obligor.

3. If the relevant Additional Obligor is incorporated in a jurisdiction other than those mentioned in paragraphs 1 and 2 above, such duly executed Security Documents as the Agent may reasonably require to secure substantially all of the assets of such an Additional Obligor.

4. Where the relevant Additional Obligors are all the members of the NTL Triangle Sub-Group, such duly executed Security Documents as the Agent may reasonably require granting the Security Trustee a security interest over all the issued shares of NTL (Triangle) LLC.

5. Where the relevant Additional Obligor is granting a mortgage, standard security or an analogous security interest over real or heritable property:

         (a)      a Report on Title relating to that property;

         (b) delivery of all title deeds and documents relating to that property as set out in the agreed form schedule;

         (c) if that property is situated in England and Wales and is registered at HM Land Registry, official priority searches in favour of the Agent of the registers of title of each of the registered titles comprising such property which confirm a period of priority of no less than 14 days;

         (d) if that property is situated in England and Wales and is unregistered, official priority searches in favour of the Agent in respect of each of the Land Charges Registers against all relevant estate owners since the date of the root conveyance;

         (e) if that property is situated in Northern Ireland, a priority search issued by the Land Registry in Northern Ireland which is valid and in force and which confirms a sufficient period of priority;

         (f) if that property is situated in Scotland and its title is registered in the Land Register of Scotland, a Form 13 Report;

         (g) if that property is situated in Scotland and its title is recorded in the General Register of Sasines, appropriate property and personal searches;

         (h) if that property is situated in Scotland, letters of obligation in a form which reflects current professional practice in Scotland;

         (i) if that property is situated in a state of the United States of America, a mortgage executed by such an Additional Obligor over that property (together with title, insurance and such other documents as the Agent may reasonably require);

         (j) notices of charge in duplicate to each of the landlords and licensors or other third parties interested in respect of that property, and cheques for any relevant registration fees;

         (k) if that property is located in England and Wales, such Land Registry forms in relation to that property, including Forms AP1 (if necessary), Forms FR1 or the equivalent and other forms as the Agent may reasonably require, duly completed by and on behalf of the proposed Additional Obligor, together with cheques for the payment of all Land Registry fees (including fees for expedition) or, if the property is situated in Scotland, such Land Register or Sasine Register forms in relation to that property and other forms as the Agent may reasonably require, duly completed by or on behalf of the proposed Additional Obligor, together with cheques for the payment of all recording/registration dues payable in connection with the registration or recording of the security created over that property by or pursuant to the terms of any Debenture, or if that property is situated in Northern Ireland, such Land Registry Forms in relation to that property or Registry Deeds Memorial and Form 2 as the Agent may reasonably require, duly completed by or on behalf of the proposed Additional Obligor, together with cheques for the payment of all Land Registry or Registry of Deeds fees payable;

         (l) any other document, form or fee reasonably required to enable security to be registrable and effective in any relevant jurisdiction and all third party consents necessary for the creation or perfection of any security; and

         (m) an undertaking from a solicitor satisfactory to the Agent to use all reasonable endeavours to satisfy any requisitions raised by HM Land Registry or other analogous bodies in connection with the application to register any security over such a property.

                                 SCHEDULE 10

                          Form of resignation Notice

To:      J.P. Morgan Europe Limited

From:    NTL Communications Limited (the "Parent")

Dated:

Dear Sirs,

1. We refer to an agreement dated 30 May 2000 from time to time amended, varied, novated, supplemented and restated and originally made between, among others, NTL Business Limited as the Pre-Novation Borrower (whose obligations have been novated to NTL Investment Holdings Limited as Post-Novation Borrower), J.P. Morgan Europe Limited (formerly known as Chase Manhattan International Limited) as agent and the financial institutions defined therein as Banks (the "Credit Agreement").

2. Terms defined in the Credit Agreement shall bear the same meaning herein.

3. [We declare that [name of Borrower] is under no actual or contingent obligation under any Finance Document in its capacity as a Borrower.]*

4. Pursuant to Clause [36.3 (Resignation of a Borrower)]/[37.3 (Resignation of a Guarantor)] we hereby request that [name of Obligor] shall cease to be a [Borrower]/[Guarantor] under the Credit Agreement.

5. [The aggregate EBITDA of the remaining Guarantors (in each case calculated on an unconsolidated basis) for the immediately preceding four complete Financial Quarters ending on [Quarter Date] was such as to satisfy sub-clause 22.25.1 of Clause 22.25 (Guarantors).]**

                                             Yours faithfully



                                        NTL Communications Limited



_______________________
*  Delete if notice is for a Guarantor.

**Delete if notice is for a Borrower.

                                 SCHEDULE 11

                                Mandatory Costs

1. The Mandatory Cost Rate is an addition to the interest rate to compensate Banks for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2. On the first day of each Term or Interest Period (or as soon as possible thereafter) the Agent shall calculate, as a percentage rate, a rate (the "additional costs rate") for each Bank, in accordance with the paragraphs set out below. The Mandatory Cost Rate applicable to the relevant Advance will be calculated by the Agent as a weighted average of the Banks' additional costs rate rounded to five decimal places (weighted in proportion to the percentage participation of each Bank in the relevant Advance) and will be expressed as a percentage rate per annum.

3. The additional costs rate for any Bank lending from a Facility Office in a Participating Member State will be the percentage notified by that Bank to the Agent. This percentage will be certified by that Bank in its notice to the Agent to be its reasonable determination of the cost (expressed as a percentage of that Bank's participation in all Advances made from that Facility Office) of complying with the minimum reserve requirements of the European Central Bank in respect of loans made from that Facility Office.

4. The additional cost rate for any Bank lending from a Facility Office in the United Kingdom will be calculated by the Agent as follows:



                             AB + C(B-D)+E x 0.01
                    -------------------------------------
                                  100 - (A+C)


Where:

A is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Bank is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

B is the percentage rate of interest (excluding the Revolving Margin or, as the case may be, the Term Margin and the Mandatory Cost Rate and, if the Advance is an Unpaid Sum, the additional rate of interest specified in Clause 27.2 (Default Interest)) payable for the relevant Term on the Revolving Loan or, as the case may be, the relevant Interest Period on the Term Loan.

C is the percentage (if any) of Eligible Liabilities which that Bank is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

D is the percentage rate per annum payable by the Bank of England to the Agent on interest bearing Special Deposits.

E is designed to compensate Banks for amounts payable under the Fees Rules and is calculated by the Agent as being the average of the most recent rates of charge supplied by the Reference Banks to the Agent pursuant to paragraph 7 below and expressed in pounds per (pound)1,000,000.

5.       For the purposes of this Schedule:

         (a) "Eligible Liabilities" and "Special Deposits" have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

         (b) "Fees Rules" means the rules on periodic fees contained in the FSA Supervision Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

         (c) "Fee Tariffs" means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate); and

         (d) "Tariff Base" has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.

6. In application of the above formula, A, B, C and D will be included in the formula as percentages (i.e. 5 per cent. will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

7. If requested by the Agent, each Reference Bank shall, as soon as practicable after publication by the Financial Services Authority, supply to the Agent, the rate of charge payable by that Reference Bank to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by that Reference Bank as being the average of the Fee Tariffs applicable to that Reference Bank for that financial year) and expressed in pounds per (pound)1,000,000 of the Tariff Base of that Reference Bank.

8. Each Bank shall supply any information required by the Agent for the purpose of calculating its additional costs rate. In particular, but without limitation, each Bank shall supply the following information in writing on or prior to the date on which it becomes a Bank:

         (a) its jurisdiction of incorporation and the jurisdiction of its Facility Office; and

         (b) such other information that the Agent may reasonably require for such purpose.

         Each Bank shall promptly notify the Agent in writing of any change to the information provided by it pursuant to this paragraph.

9. The percentages or rates of charge of each Bank for the purpose of A and C above and the rates of charge for each Reference Bank for the purposes of E above shall be determined by the Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Bank notifies the Agent to the contrary, each Bank's obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typica l bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

10. The Agent shall have no liability to any person if such determination results in an additional costs rate which over or under compensates any Bank and shall be entitled to assume that the information provided by any Bank or Reference Bank pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

11. The Agent shall distribute the additional amounts received pursuant to the Mandatory Cost Rate to the relevant Banks on the basis of the additional cost rate incurred by each Bank, as calculated in accordance with the above formula and based on the information provided by each Bank and each Reference Bank pursuant to paragraphs 3, 7 and 8 above.

12. Any determination by the Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost Rate, an additional costs rate or any amount payable to a Bank shall, in the absence of manifest error, be conclusive and binding on all of the parties hereto.

13. The Agent may from time to time, after consultation with the Parent (on behalf of the Obligors) and the Banks, determine and notify to all parties any amendments or variations which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in either case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all the parties hereto.


                                 SCHEDULE 12

                            Members of the UK Group

-------------------------------------------------------------------- ----------------------------- ---------------------------
Name                                                                       Jurisdiction of             Company number (if
                                                                            Incorporation                 applicable)
-------------------------------------------------------------------- ----------------------------- ---------------------------
Andover Cablevision Limited                                                    England                         1932254
-------------------------------------------------------------------- ----------------------------- ---------------------------
Berkhamsted Properties & Building Contractors Limited                          England                          958564
-------------------------------------------------------------------- ----------------------------- ---------------------------
Bracknell Cable TV Limited                                                     England                         2499321
-------------------------------------------------------------------- ----------------------------- ---------------------------
Cable Television Limited                                                       England                          683065
-------------------------------------------------------------------- ----------------------------- ---------------------------
Cable Thames Valley Limited                                                    England                         2254089
-------------------------------------------------------------------- ----------------------------- ---------------------------
CableTel (UK) Limited                                                          England                         2835551
-------------------------------------------------------------------- ----------------------------- ---------------------------
CableTel Cardiff Limited                                                       England                         2740659
-------------------------------------------------------------------- ----------------------------- ---------------------------
CableTel Central Hertfordshire Limited                                         England                         2347168
-------------------------------------------------------------------- ----------------------------- ---------------------------
CableTel Hertfordshire Limited                                                 England                         2381354
-------------------------------------------------------------------- ----------------------------- ---------------------------
CableTel Herts and Beds Limited                                                England                         1785533
-------------------------------------------------------------------- ----------------------------- ---------------------------
CableTel Investments Limited                                                   England                         3157216
-------------------------------------------------------------------- ----------------------------- ---------------------------
CableTel Limited                                                               England                         2857052
-------------------------------------------------------------------- ----------------------------- ---------------------------
CableTel Newport                                                               England                         2478879
-------------------------------------------------------------------- ----------------------------- ---------------------------
CableTel North Bedfordshire Limited                                            England                         2455397
-------------------------------------------------------------------- ----------------------------- ---------------------------
CableTel Northern Ireland Limited                                          Northern Ireland                   NI029131
-------------------------------------------------------------------- ----------------------------- ---------------------------
CableTel Scotland Limited                                                      Scotland                       SC119938
-------------------------------------------------------------------- ----------------------------- ---------------------------
CableTel Surrey and Hampshire Limited                                          England                         2740651
-------------------------------------------------------------------- ----------------------------- ---------------------------
CableTel Telecom Supplies Limited                                              England                         2919285
-------------------------------------------------------------------- ----------------------------- ---------------------------
CableTel West Glamorgan Limited                                                England                          623197
-------------------------------------------------------------------- ----------------------------- ---------------------------
CableTel West Riding Limited                                                   England                         2372564
-------------------------------------------------------------------- ----------------------------- ---------------------------
Chartwell Investors LP                                                         Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
Columbia Management Limited                                                    England                         2361163
-------------------------------------------------------------------- ----------------------------- ---------------------------
ComTel Cable Services Limited                                                  England                         2265315
-------------------------------------------------------------------- ----------------------------- ---------------------------
ComTel Coventry Limited                                                        England                          277802
-------------------------------------------------------------------- ----------------------------- ---------------------------
Digital Television Network Limited                                             England                         3288768
-------------------------------------------------------------------- ----------------------------- ---------------------------
DTELS Limited                                                                  England                         2834403
-------------------------------------------------------------------- ----------------------------- ---------------------------
Enablis Limited                                                                England                         3144815
-------------------------------------------------------------------- ----------------------------- ---------------------------
Heartland Cablevision (UK) Limited                                             England                         2415170
-------------------------------------------------------------------- ----------------------------- ---------------------------
Heartland Cablevision II (UK) Limited                                          England                         2443617
-------------------------------------------------------------------- ----------------------------- ---------------------------
Herts Cable Limited                                                            England                         2390426
-------------------------------------------------------------------- ----------------------------- ---------------------------
Lanbase European Holdings Limited                                              England                         2529290
-------------------------------------------------------------------- ----------------------------- ---------------------------
Lanbase Limited                                                                England                         2617729
-------------------------------------------------------------------- ----------------------------- ---------------------------

                                     177

-------------------------------------------------------------------- ----------------------------- ---------------------------
Lichfield Cable Communications Limited                                         England                         3016595
-------------------------------------------------------------------- ----------------------------- ---------------------------
Maza Limited                                                                   England                         2785299
-------------------------------------------------------------------- ----------------------------- ---------------------------
Metro Hertfordshire Limited                                                    England                         3092899
-------------------------------------------------------------------- ----------------------------- ---------------------------
Metro South Wales Limited                                                      England                         3092897
-------------------------------------------------------------------- ----------------------------- ---------------------------
National Transcommunications Limited                                           England                         2487597
-------------------------------------------------------------------- ----------------------------- ---------------------------
NNS UK Holdings 1 Inc                                                          Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
NNS UK Holdings 2 Inc                                                          Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
North CableComms Holdings, Inc                                                 Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
North CableComms LLC                                                           Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
North CableComms Management, Inc                                               Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
Northampton Cable Television Limited                                           England                         2475464
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (Aylesbury and Chiltern) Limited                                           England                         2416084
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (B) Limited                                                                England                         2735732
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (Broadland) Limited                                                        England                         2443741
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (Chichester) Limited                                                       England                         3056817
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (City & Westminster) Limited                                               England                         2809080
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (County Durham) Limited                                                    England                         3128449
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (CRUK) Limited                                                             England                         2329254
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (CWC Holdings)                                                             England                         3922682
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (CWC) Corporation Limited                                                  England                         2719477
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (CWC) Limited                                                              England                         3288998
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (CWC) Management Limited                                                   England                         2924200
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (CWC) No. 2 Limited                                                        England                         2441766
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (CWC) No. 3 Limited                                                        England                         2441768
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (CWC) No. 4 Limited                                                        England                         2351068
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (CWC) Programming Limited                                                  England                         3403986
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (CWC) UK                                                                   England                         2463427
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (Ealing) Limited                                                           England                         1721894
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (Eastbourne and Hastings) Limited                                          England                         3074517
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (Fenland) Limited                                                          England                         2459153
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (Greenwich and Lewisham) Limited                                           England                         2254009
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (Hampshire) Limited                                                        England                         2351070
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (Harrogate) Limited                                                        England                         2404019
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (Harrow) Limited                                                           England                         2459179
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (Kent) Limited                                                             England                         2456153
-------------------------------------------------------------------- ----------------------------- ---------------------------

                                     178

-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (Lambeth and Southwark) Limited                                            England                         2277986
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (Leeds) Limited                                                            England                         2400103
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (Norwich) Limited                                                          England                         2332233
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (Peterborough) Limited                                                     England                         2332232
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (South East) Limited                                                       England                         1870928
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (South London) Limited                                                     England                         0657093
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (Southampton and Eastleigh) Limited                                        England                         1866504
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (Sunderland) Limited                                                       England                         2402393
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (Thamesmead) Limited                                                       England                         2461140
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (V) Limited                                                                England                         2719474
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (V) Plan Pension Trustees Limited                                          England                         3105006
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (Wandsworth) Limited                                                       England                         1866178
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (Wearside) Limited                                                         England                         2475099
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (West London) Limited                                                      England                         1735664
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (Yorcan) Limited                                                           England                         2371785
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL (York) Limited                                                             England                         2406267
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Acquisition Company Limited                                                England                         2270117
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Bolton Cablevision Holding Company                                         England                         2422198
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Bromley Company                                                            Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Business (Ireland) Limited                                                 England                         3284482
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Business Limited                                                           England                         3076222
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms Bolton                                                          England                         1883383
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms Bromley                                                         England                         2422195
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms Bury and Rochdale                                               England                         2446183
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms Cheshire                                                        England                         2379804
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms Derby                                                           England                         2387713
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms East Lancashire                                                 England                         2114543
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms Greater Manchester                                              England                         2407924
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms Group Limited                                                   England                         3024703
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL CableComms Group, Inc                                                      Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms Holdings No. 1 Limited                                          England                         3709869
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms Holdings No. 2 Limited                                          England                         3709840
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms Lancashire No. 1                                                England                         2453249
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms Lancashire No. 2                                                England                         2453059
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms Limited                                                         England                         2664006
-------------------------------------------------------------------- ----------------------------- ---------------------------

                                     179

NTL Cablecomms Macclesfield                                                    England                         2459067
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms Manchester Limited                                              England                         2511868
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms Oldham and Tameside                                             England                         2446185
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms Solent                                                          England                         2422654
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms Staffordshire                                                   England                         2379800
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms Stockport                                                       England                         2443484
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms Surrey                                                          England                         2531586
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms Sussex                                                          England                         2266092
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms Wessex                                                          England                         2410378
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms West Surrey Limited                                             England                         2512757
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Cablecomms Wirral                                                          England                         2531604
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Chartwell Holdings 2 Inc                                                   Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Chartwell Holdings Inc                                                     Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Chartwell Holdings Limited                                                 England                         3290823
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Communications Limited                                                     England                         3521915
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Communications Services Limited                                            England                         3403985
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Derby Cablevision Holding Company                                          England                         2422310
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Equipment No. 1 Limited                                                    England                         2794518
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Equipment No. 2 Limited                                                    England                         2071491
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Glasgow                                                                    Scotland                        SC075177
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Glasgow Holdings Limited                                                   England                         4170072
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Group Limited                                                              England                         2591237
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Holdings (Broadland) Limited                                               England                         2427172
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Holdings (East London) Limited                                             England                         2032186
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Holdings (Fenland) Limited                                                 England                         2427199
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Holdings (Leeds) Limited                                                   England                         02766909
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Holdings (Norwich) Limited                                                 England                         2332233
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Holdings (Peterborough) Limited                                            England                         2332232
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Internet Limited                                                           England                         2985161
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Investment Holdings Limited                                                England                         3173552
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Kirklees                                                                   England                         2495460
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Kirklees Holdings Limited                                                  England                         4169826
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Limited                                                                    England                         2586701
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Manchester Cablevision Holding Company                                     England                         2455631
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Microclock Services Limited                                                England                         2861856
-------------------------------------------------------------------- ----------------------------- ---------------------------

                                     180


NTL Milton Keynes Limited                                                      England                         2410808
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Networks Limited                                                           England                         3045209
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL North CableComms Holdings, Inc                                             Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL North CableComms Management, Inc                                           Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Partcheer Company Limited                                                  England                         2861817
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Pension Trustees Limited                                                   England                         3771014
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Programming Subsidiary Company                                             Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Rectangle Limited                                                          England                         4329656
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Sideoffer Limited                                                          England                         2927099
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Solent Company                                                             Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Solent Telephone and Cable TV Company Limited                              England                         2511653
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL South CableComms Holdings, Inc                                             Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL South CableComms Management, Inc                                           Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL South Central Limited                                                      England                         2387692
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL South Wales Limited                                                        England                         2857050
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Streetunique Projects Limited                                              England                         2851203
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Streetunit Projects Limited                                                England                         2851201
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Streetusual Services Limited                                               England                         2851019
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Streetvision Services Limited                                              England                         2851020
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Streetvital Services Limited                                               England                         2851021
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Streetwarm Services Limited                                                England                         2851011
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Streetwide Services Limited                                                England                         2851013
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Strikeagent Trading Limited                                                England                         2851014
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Strikeamount Trading Limited                                               England                         2851015
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Strikeapart Trading Limited                                                England                         2851018
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Surrey Company                                                             Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Sussex Company                                                             Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Systems Limited                                                            England                         3217975
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Technical Support Company Limited                                          England                         2512756
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Telecom Services Limited                                                   England                         2937788
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Trustees Limited                                                           England                         2702219
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL UK CableComms Holdings, Inc                                                Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL UK Telephone and Cable TV Holding Company Limited                          England                         2511877
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Wessex Company                                                             Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------

                                     181

NTL Westminster Limited                                                        England                         1735641
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Winston Holdings Limited                                                   England                         3290821
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Winston Holdings, Inc                                                      Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Wirral Company                                                             Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
NTL Wirral Telephone and Cable TV Company                                      England                         2511873
-------------------------------------------------------------------- ----------------------------- ---------------------------
Oxford Cable Limited                                                           England                         2450228
-------------------------------------------------------------------- ----------------------------- ---------------------------
Prospectre Limited                                                             Scotland                        SC145280
-------------------------------------------------------------------- ----------------------------- ---------------------------
Scanners (Europe) Limited                                                      England                         2833712
-------------------------------------------------------------------- ----------------------------- ---------------------------
Scanners Television Outside Broadcasts Limited                                 England                         3391685
-------------------------------------------------------------------- ----------------------------- ---------------------------
Secure Backup Systems Limited                                                  England                         3130333
-------------------------------------------------------------------- ----------------------------- ---------------------------
South CableComms Holdings, Inc                                                 Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
South CableComms LLC                                                           Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
South CableComms Management, Inc                                               Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
Stafford Communications Limited                                                England                         2381842
-------------------------------------------------------------------- ----------------------------- ---------------------------
Swindon Cable Limited                                                          England                         318216
-------------------------------------------------------------------- ----------------------------- ---------------------------
Tamworth Cable Communications Limited                                          England                         3016602
-------------------------------------------------------------------- ----------------------------- ---------------------------
Vision Networks Services UK Limited                                            England                         3135501
-------------------------------------------------------------------- ----------------------------- ---------------------------
Wessex Cable Limited                                                           England                         2433185
-------------------------------------------------------------------- ----------------------------- ---------------------------
Winston Investors LLC                                                          Delaware
-------------------------------------------------------------------- ----------------------------- ---------------------------
Workplace Technologies Trustees Company Limited                                England                         3231420
-------------------------------------------------------------------- ----------------------------- ---------------------------
X-Tant Limited                                                                 England                         3580901
-------------------------------------------------------------------- ----------------------------- ---------------------------

                                 SCHEDULE 13

                         UK Group Principal Properties

Offices

1.       Crawley Court

Switch Stations/Headends

1.       Guildford

2.       Huddersfield

3.       Cardiff

4.       Renfrew

5.       Luton

6.       Belfast

7.       Gladstone Road, Northampton (freehold)

8.       Unit 3 Clock Tower Industrial Park Edinburgh

9.       Unit K2 Gildersom Spur Distribution Centre Leeds

10.      Unit 6 Amalgamated Drive, Brentford, Middlesex

11.      Unit 37 Minworth Estate, Sutton Coldfield, Birmingham

12.      400 Metroplex, Salford, Manchester

13.      1525 Aztec West, Bristol

Transmission Sites

1.       Croydon

2.       St. Hilary

3.       Black Hill

4.       Emley Moor

5.       Lichfield

6.       Moel Y Parc

7.       Ridge Hill

8.       Winter Hill

9.       Stockland Hill

10.      Black Mountain

Other

1.       Morne Hill, Winchester

2.       Newman Street, London

3.       Unit 6, Langley

4.       Rathbone Place, off Oxford Street, London

                                 SCHEDULE 14

                            Form of Report on Title

1.       Property name and address:

2.       Owner:

         (a)      Legal

         (b)      Beneficial

3.       Tenure:

4.       If leasehold:

         (a)      term

         (b)      is charging permitted?

         (c)      is assignment permitted?

         (d)      any unduly onerous lease covenants

         (e)      permitted use

         (f) forfeiture only on breach of covenant and non-payment of rent

5.       If registered, title number and quality of title:

6.       Restrictions or impediments on sale (other than mentioned above):

7.       Other material comments:

                                 SCHEDULE 15

                               Certain Addresses

--------------------------------- ------------------------------ ------------------------------ ------------------------------
Party                             Address                        Fax                            Attention
--------------------------------- ------------------------------ ------------------------------ ------------------------------
Parent                            NTL House                      +44 1256 752 17                Company Secretary
                                  Bartley Wood Business Park
                                  Hook
                                  Hampshire
                                  RG27 9UP
--------------------------------- ------------------------------ ------------------------------ ------------------------------
Post-Novation Borrower            NTL House                      +44 1256 752 17                Company Secretary
                                  Bartley Wood Business Park
                                  Hook
                                  Hampshire
                                  RG27 9UP
--------------------------------- ------------------------------ ------------------------------ ------------------------------
New NTL                           110 East 59th Street New York  +212 906 800                   Bret Richter
                                  NY 10022                                                      Richard Lubasch
                                  USA
--------------------------------- ------------------------------ ------------------------------ ------------------------------
Security   Trustee   and  Second  125 London Wall London         +44 20 7777 236                Steve Gillies
Security Trustee                  EC2Y 5AJ

--------------------------------- ------------------------------ ------------------------------ ------------------------------
Agent                             125 London Wall London         +44 20 7777 236                Steve Gillies
                                  EC2Y 5AJ                                                      Loans Agency Dept
--------------------------------- ------------------------------ ------------------------------ ------------------------------


                                 SCHEDULE 16

                                The Guarantors

ANDOVER CABLEVISION LIMITED

BERKHAMSTED PROPERTIES & BUILDING CONTRACTORS LIMITED

BRACKNELL CABLE TV LIMITED

CABLE TELEVISION LIMITED

CABLE THAMES VALLEY LIMITED

CABLETEL (UK) LIMITED

CABLETEL CARDIFF LIMITED

CABLETEL CENTRAL HERTFORDSHIRE LIMITED

CABLETEL HERTFORDSHIRE LIMITED

CABLETEL HERTS AND BEDS LIMITED

CABLETEL INVESTMENTS LIMITED

CABLETEL LIMITED

CABLETEL NEWPORT

CABLETEL NORTH BEDFORDSHIRE LIMITED

CABLETEL NORTHERN IRELAND LIMITED

CABLETEL SCOTLAND LIMITED

CABLETEL SURREY AND HAMPSHIRE LIMITED

CABLETEL TELECOM SUPPLIES LIMITED

CABLETEL WEST GLAMORGAN LIMITED

CABLETEL WEST RIDING LIMITED

COLUMBIA MANAGEMENT LIMITED

COMTEL CABLE SERVICES LIMITED

COMTEL COVENTRY LIMITED

DIGITAL TELEVISION NETWORK LIMITED

DTELS LIMITED

ENABLIS LIMITED

HEARTLAND CABLEVISION (UK) LIMITED

HEARTLAND CABLEVISION II (UK) LIMITED

HERTS CABLE LIMITED

LANBASE EUROPEAN HOLDINGS LIMITED

LANBASE LIMITED

LICHFIELD CABLE COMMUNICATIONS LIMITED

MAZA LIMITED

METRO HERTFORDSHIRE LIMITED

METRO SOUTH WALES LIMITED

NATIONAL TRANSCOMMUNICATIONS LIMITED

NORTHAMPTON CABLE TELEVISION LIMITED

NTL (AYLESBURY AND CHILTERN) LIMITED

NTL (B) LIMITED

NTL (BROADLAND) LIMITED

NTL (CHICHESTER) LIMITED

NTL (CITY & WESTMINSTER) LIMITED

NTL (COUNTY DURHAM) LIMITED

NTL (CRUK) LIMITED

NTL (CWC HOLDINGS)

NTL (CWC) CORPORATION LIMITED

NTL (CWC) LIMITED

NTL (CWC) MANAGEMENT LIMITED

NTL (CWC) NO. 2 LIMITED

NTL (CWC) NO. 3 LIMITED

NTL (CWC) NO. 4 LIMITED

NTL (CWC) PROGRAMMING LIMITED

NTL (CWC) UK

NTL (EALING) LIMITED

NTL (EASTBOURNE AND HASTINGS) LIMITED

NTL (FENLAND) LIMITED

NTL (GREENWICH AND LEWISHAM) LIMITED

NTL (HAMPSHIRE) LIMITED

NTL (HARROGATE) LIMITED

NTL (HARROW) LIMITED

NTL (KENT) LIMITED

NTL (LAMBETH AND SOUTHWARK) LIMITED

NTL (LEEDS) LIMITED

NTL (NORWICH) LIMITED

NTL (PETERBOROUGH) LIMITED

NTL (SOUTH EAST) LIMITED

NTL (SOUTH LONDON) LIMITED

NTL (SOUTHAMPTON AND EASTLEIGH) LIMITED

NTL (SUNDERLAND) LIMITED

NTL (THAMESMEAD) LIMITED

NTL (V) LIMITED

NTL (WANDSWORTH) LIMITED

NTL (WEARSIDE) LIMITED

NTL (WEST LONDON) LIMITED

NTL (YORCAN) LIMITED

NTL (YORK) LIMITED

NTL ACQUISITION COMPANY LIMITED

NTL BOLTON CABLEVISION HOLDING COMPANY

NTL BUSINESS (IRELAND) LIMITED

NTL BUSINESS LIMITED

NTL CABLECOMMS BOLTON

NTL CABLECOMMS BROMLEY

NTL CABLECOMMS BURY AND ROCHDALE

NTL CABLECOMMS CHESHIRE

NTL CABLECOMMS DERBY

NTL CABLECOMMS EAST LANCASHIRE

NTL CABLECOMMS GREATER MANCHESTER

NTL CABLECOMMS GROUP LIMITED

NTL CABLECOMMS HOLDINGS NO. 1 LIMITED

NTL CABLECOMMS HOLDINGS NO. 2 LIMITED

NTL CABLECOMMS LANCASHIRE NO. 1

NTL CABLECOMMS LANCASHIRE NO. 2

NTL CABLECOMMS LIMITED

NTL CABLECOMMS MACCLESFIELD

NTL CABLECOMMS MANCHESTER LIMITED

NTL CABLECOMMS OLDHAM AND TAMESIDE

NTL CABLECOMMS SOLENT

NTL CABLECOMMS STAFFORDSHIRE

NTL CABLECOMMS STOCKPORT
NTL CABLECOMMS SURREY

NTL CABLECOMMS SUSSEX

NTL CABLECOMMS WESSEX

NTL CABLECOMMS WEST SURREY LIMITED

NTL CABLECOMMS WIRRAL

NTL CHARTWELL HOLDINGS LIMITED

NTL COMMUNICATIONS LIMITED

NTL COMMUNICATIONS SERVICES LIMITED

NTL DERBY CABLEVISION HOLDING COMPANY

NTL EQUIPMENT NO. 1 LIMITED

NTL EQUIPMENT NO. 2 LIMITED

NTL GLASGOW

NTL GLASGOW HOLDINGS LIMITED

NTL GROUP LIMITED

NTL HOLDINGS (BROADLAND) LIMITED

NTL HOLDINGS (EAST LONDON) LIMITED

NTL HOLDINGS (FENLAND) LIMITED

NTL HOLDINGS (LEEDS) LIMITED

NTL HOLDINGS (NORWICH) LIMITED

NTL HOLDINGS (PETERBOROUGH) LIMITED

NTL INTERNET LIMITED

NTL INVESTMENT HOLDINGS LIMITED

NTL KIRKLEES

NTL KIRKLEES HOLDINGS LIMITED

NTL LIMITED

NTL MANCHESTER CABLEVISION HOLDING COMPANY

NTL MICROCLOCK SERVICES LIMITED

NTL MILTON KEYNES LIMITED

NTL NETWORKS LIMITED

NTL PARTCHEER COMPANY LIMITED

NTL RECTANGLE LIMITED

NTL SIDEOFFER LIMITED

NTL SOLENT TELEPHONE AND CABLE TV COMPANY LIMITED

NTL SOUTH CENTRAL LIMITED

NTL SOUTH WALES LIMITED

NTL STREETUNIQUE PROJECTS LIMITED

NTL STREETUNIT PROJECTS LIMITED

NTL STREETUSUAL SERVICES LIMITED

NTL STREETVISION SERVICES LIMITED

NTL STREETVITAL SERVICES LIMITED

NTL STREETWARM SERVICES LIMITED

NTL STREETWIDE SERVICES LIMITED

NTL STRIKEAGENT TRADING LIMITED

NTL STRIKEAMOUNT TRADING LIMITED

NTL STRIKEAPART TRADING LIMITED

NTL SYSTEMS LIMITED

NTL TECHNICAL SUPPORT COMPANY LIMITED

NTL TELECOM SERVICES LIMITED

NTL UK TELEPHONE AND CABLE TV HOLDING COMPANY LIMITED

NTL WESTMINSTER LIMITED

NTL WINSTON HOLDINGS LIMITED

NTL WIRRAL TELEPHONE AND CABLE TV COMPANY

OXFORD CABLE LIMITED

PROSPECTRE LIMITED

SCANNERS (EUROPE) LIMITED

SCANNERS TELEVISION OUTSIDE BROADCASTS LIMITED

SECURE BACKUP SYSTEMS LIMITED

STAFFORD COMMUNICATIONS LIMITED

SWINDON CABLE LIMITED

TAMWORTH CABLE COMMUNICATIONS LIMITED

VISION NETWORKS SERVICES UK LIMITED

WESSEX CABLE LIMITED

X-TANT LIMITED

CHARTWELL INVESTORS LP

NNS UK HOLDINGS 1, INC.

NNS UK HOLDINGS 2, INC.

NORTH CABLECOMMS LLC

NORTH CABLECOMMS HOLDINGS, INC.

NORTH CABLECOMMS MANAGEMENT, INC.

NTL BROMLEY COMPANY

NTL CABLECOMMS GROUP, INC.

NTL CHARTWELL HOLDINGS, INC.

NTL CHARTWELL HOLDINGS 2, INC.

NTL NORTH CABLECOMMS HOLDINGS, INC.

NTL NORTH CABLECOMMS MANAGEMENT, INC.

NTL PROGRAMMING SUBSIDIARY COMPANY

NTL SOLENT COMPANY

NTL SOUTH CABLECOMMS HOLDINGS, INC.

NTL SOUTH CABLECOMMS MANAGEMENT, INC.

NTL SURREY COMPANY

NTL SUSSEX COMPANY

NTL UK CABLECOMMS HOLDINGS, INC.

NTL WESSEX COMPANY

NTL WINSTON HOLDINGS, INC.

NTL WIRRAL COMPANY

SOUTH CABLECOMMS HOLDINGS, INC.

SOUTH CABLECOMMS LLC

SOUTH CABLECOMMS MANAGEMENT, INC.

WINSTON INVESTORS LLC

                                 SCHEDULE 17

                           Historic Representations

1. Each capitalised term used in Part A (Representations made prior to the amendment agreement dated 4 September 2000), Part B (Representations made on or after the amendment agreement dated 4 September 2000 but prior to the First Restatement Amendment Agreement) and Part C (Representations made on or after the First Restatement Amendment Agreement but prior to the Second Restatement Amendment Agreement) of this Schedule 17 shall bear the meaning given to such term in the form of this Agreement in force as at the time the relevant representation and warranty was made or deemed to have been repeated save that each of "New NTL", "Pre-Novation Borrower" and "Post-Novation Borrower" shall bear the meaning given to such term in the form of this Agreement scheduled to the Second Restatement Amendment Agreement.

2. Each reference to "herewith", "hereof" or "this Agreement" shall, for the purposes of interpretation of Part A (Representations made prior to the amendment agreement dated 4 September 2000), Part B (Representations made on or after the amendment agreement dated 4 September 2000 but prior to the First Restatement Amendment Agreement) and Part C (Representations made on or after the First Restatement Amendment Agreement but prior to the Second Restatement Amendment Agreement) of this Schedule 17, be a reference to the form of this Agreement in force at the time the relevant representation and warranty was made or deemed to have been repeated.

3. Each reference to a clause number in Part A (Representations made prior to the amendment agreement dated 4 September 2000), Part B (Representations made on or after the amendment agreement dated 4 September 2000 but prior to the First Restatement Amendment Agreement) and Part C (Representations made on or after the First Restatement Amendment Agreement but prior to the Second Restatement Amendment Agreement) of this Schedule 17 shall, for the purposes of interpretation of this Schedule 17, be to the clause bearing such number in the form of this Agreement in force at the time the relevant representation and warranty was made or deemed to have been repeated.

This Schedule 17 does not amend any representation made or deemed repeated prior to the Second Restatement Amendment Effective Time or the identity of any party which made, or was deemed to have repeated, any such representation. This Schedule 17 is intended solely as a statement of the representations made or deemed repeated prior to the Second Restatement Amendment Effective Time and a statement of the parties which made or were deemed to have repeated such representations. This Schedule 17 does not affect the legal validity of any such representations made or deemed to have been repeated, or the rights or obligations of any party in connection therewith.

                                    Part A

             Representations made prior to the amendment agreement
                            dated 4 September 2000

(A)      Representing Parties

1. Each Obligor which became a party hereto on the Execution Date, made the representations and warranties set out in paragraph (a) (Status and Due Authorisation) to paragraph (i) (No Material Proceedings), paragraph (l) (No Material Adverse Change), paragraph (p) (Environmental Compliance) to paragraph (t) (Execution of this Agreement) and paragraph (v) (Licenses and Consents) to paragraph (y) (Security Interest) of Section B (Representations) of this Part A with respect to itself.

2. On the Execution Date the Pre-Novation Borrower and, on the date it became a party hereto CWC Holdings, made the representations and warranties set out in paragraph (a) (Status and Due Authorisation) to paragraph (j) (Audited Financial Statements), paragraph (l) (No Material Adverse Change), paragraph (m) (Full Disclosure), paragraph
         (p) (Environmental Compliance) to paragraph (t) (Execution of this Agreement), paragraph (v) (Licenses and Consents) to paragraph (y) (Security Interest), paragraph (aa) (Scheme Information) and paragraph (cc) (Existing Target Indebtedness) of Section B (Representations) of this Part A with respect to itself.

3. On the Execution Date the Pre-Novation Borrower and, on the date it became a party hereto, CWC Holdings, made the representations and warranties set out in paragraph (g) (No Winding-Up) to paragraph (i) (No Material Proceedings), paragraph (p) (Environmental Compliance) to paragraph (s) (No Loans), paragraph (v) (Licenses and Consents) to paragraph (y) (Security Interest) and paragraph (aa) (Scheme Information) to paragraph (cc) (Existing Target Indebtedness) of Section B (Representations) of this Part A, with respect of each member of the Target Group.

         In addition, on the Execution Date the Pre-Novation Borrower made the representations and warranties set out in paragraph (k) (Original Financial Statements) and paragraph (l) (No Material Adverse Change) below with respect to each member of the Target Group and made the representations and warranties set out in sub-paragraph (iii) of paragraph (n) (Business Plan and Information Memorandum) and paragraph (ee) (Initial Guarantors) of Section B (Representations) of this Part A.

4. On the Execution Date, the Parent made the representations and warranties set out in:

         (a)      paragraph (a) (Status and Due Authorisation) to paragraph
                  (j) (Audited Financial Statements), paragraph (l) (No Material Adverse Change) to paragraph (y) (Security Interest), paragraph (z) (Group Structure) and paragraph
                  (aa) (Scheme Information) of Section B (Representations) of this Part A in respect of itself; and

         (b) paragraph (g) (No Winding-Up) to paragraph (i) (No Material Proceedings), paragraph (p) (Environmental Compliance) to paragraph (s) (No Loans) and paragraph (v) (Licenses and Consents) to paragraph (z) (Group Structure) of Section B (Representations) of this Part A with respect to each member of the UK Group on such date.

5. On the Execution Date, New NTL made the representations and warranties set out in paragraph (a) (Status and Due Authorisation), paragraph (d) (Validity and Admissibility in Evidence) to paragraph
         (g) (No Winding-Up) and paragraph (t) (Execution of this Agreement) of Section B (Representations) of this Part A with respect to itself.

6. Each of the Parent, CWC Holdings, New NTL and each Obligor acknowledged that the Finance Parties entered into the Finance Documents in reliance on the representations and warranties referred to at paragraph 1 to 5 above of this Section A.

(B)      Representations

(a)      Status and Due Authorisation
         It is duly organised under the laws of the jurisdiction in which it is established or incorporated with power to enter into each of the Finance Documents to which it is a party and to exercise its rights and perform its obligations thereunder and all corporate and other action required to authorise its execution of each of the Finance Documents to which it is a party and its performance of its obligations thereunder has been duly taken. No limit on its powers will be exceeded as a result of the borrowings, granting of security or giving of guarantees contemplated by the Finance Documents to which it is a party.

(b)      No Deductions or Withholding
         Under the laws of the jurisdiction in which it is established or incorporated in force at the Execution Date, it will not be required to make any deduction or withholding from any payment it may make under any Finance Document to any Bank which is a Qualifying Lender (assuming in the case of a Treaty Lender, that it has secured a direction from the UK Inland Revenue to pay interest gross).

(c)      No Immunity
         In any proceedings taken in the jurisdiction in which it is incorporated or established in relation to any Finance Document to which it is party, it is not entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

(d)      Validity and Admissibility in Evidence
         All acts, conditions and things required to be done, fulfilled and performed in order:

         (i) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in each of the Finance Documents to which it is party;

         (ii) to ensure that the obligations expressed to be assumed by it in each such Finance Document are legal, valid and (subject to the Reservations) binding and enforceable; and

         (iii) (subject to the Reservations) to make each such Finance Document admissible in evidence in England, have been done, fulfilled and performed (other than (a) the registration of the Encumbrances created by the Security Documents with the Registrar of Companies under Sections 395 and 398 of the Companies Act 1985, and in respect of the Principal Property situated in England and Wales, under Section 2 of the Land Charges Act 1972 and Section 26 of the Land Registration Act 1925, in respect of the Principal Property situated in Scotland, in the Land Register of Scotland or the General Register of Sasines and in respect of the Principal Property situated in Northern Ireland in the Land Registry of Northern Ireland or the Registry of Deeds in Belfast or any similar registrations required in any applicable jurisdiction, (b) the giving of any notices in respect of any contracts being assigned pursuant to the Security Documents and (c) the obtaining of any consents referred to in Clause 19.15 (Consents and Properties).

(e)      No Filing or Stamp Taxes
         Under the laws of the jurisdiction in which it is incorporated or established in force at the Execution Date, it is not necessary that any of the Finance Documents to which it is a party be filed, recorded or enrolled with any court or other authority in such jurisdiction or that any stamp, registration or similar tax be paid on or in relation to any Finance Document other than the entries in public registries referred to in Clause 16.5 (Validity and Admissibility in Evidence) and fixed duties on assignments by way of security.

(f)      Binding Obligations
         The obligations expressed to be assumed by it in each Finance Document to which it is expressed to be a party are legal and valid obligations and (subject to the Reservations) binding on it and enforceable against it in accordance with the terms thereof.

(g)      No Winding-up
         No Obligor, no member of the UK Group or (as the case may be) no member of the Target Group, has taken any corporate action nor have any other steps been taken or legal proceedings been started and served or (to the best of its knowledge and belief) threatened against any Obligor, any member of the UK Group or (as the case may be) any member of the Target Group, for its winding-up, dissolution, administration or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its assets or revenues (other than for the purpose of a solvent reconstruction or amalgamation of such Obligor, such member of the UK Group or (as the case may be) such member of the Target Group (where such would not cause any breach of this Agreement) or for the purpose of the transfer of all or part of the business and assets of any Obligor, any member of the UK Group or (as the case may be) any member of the Target Group to any other Obligor, member of the UK Group or (as the case may be) member of the Target Group respectively (provided that such transfer is permitted under the terms of this Agreement)) and (save in the case of any action, steps or proceedings relating to the appointment of an administrator) other than where the relevant action, steps or proceedings are frivolous or vexatious or being contested in good faith by appropriate legal action and such action, steps or proceedings are discontinued (in any such case) within 30 days of commencement.

(h)      No Material Defaults
         No Obligor, no member of the UK Group or (as the case may be) no member of the Target Group, is in breach of or in default under any agreement to which it is a party

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         (including, without limitation, the Material Commercial Contracts) or which is binding on it or any of its assets and no party has terminated or is entitled to terminate (on the basis of any breach of or default thereunder) any such agreement, to an extent or in a manner which could reasonably be expected to have a Material Adverse Effect.

(i)      No Material Proceedings
         No action or administrative proceeding of or before any court, arbitrator or agency (including, but not limited to, investigative proceedings) which could reasonably be expected to have a Material Adverse Effect has been started or threatened against it or any of its assets.

(j)      Audited Financial Statements
         Its most recent consolidated audited financial statements, excluding for the purposes of this paragraph (j), the Original Financial Statements in relation to the Target:

         (i) were prepared in accordance with accounting principles generally accepted in its jurisdiction of incorporation and consistently applied;

         (ii) disclose all material liabilities (contingent or otherwise) and all material unrealised or anticipated losses of any member of the UK Group or, as the case may be, any member of the Target Group; and

         (iii) save as disclosed therein, give a true and fair view of the financial condition and operations of the UK Group or, as the case may be, the Target Group during the relevant financial year.

(k)      Original Financial Statements
         Save as disclosed in the Disclosure Letter, the financial statements of the Target referred to in paragraph (c) of the definition of Original Financial Statements, to the best of its knowledge and belief:

         (i) were prepared in accordance with accounting principles generally accepted in England and Wales and consistently applied;

         (ii) disclose all material liabilities (contingent or otherwise) and all material unrealised or anticipated losses of the Target and the CWC ConsumerCo Business; and

         (iii) save as disclosed therein, give a true and fair view of the financial condition and operations of the Target and the CWC ConsumerCo Business during the period to which such financial statements relate.

(l)      No Material Adverse Change
         Since the date as at which its most recent audited financial statements (where required by Clause 17.1 (Annual Statements), consolidated, in the case of the Parent and the CWC Parent) were stated to be prepared, there has been no change in its business or financial condition or, in the case of the Parent, in the business or financial condition of any member of the UK Group or of the UK Group taken as a whole or, in the case of the CWC Parent, in the business or financial condition of any member of the Target Group

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         or of the Target Group taken as a whole which, in each case, could reasonably be expected to have a Material Adverse Effect.

(m)      Full Disclosure
         It is not aware of any material facts or circumstances that have not been disclosed to the Finance Parties originally party hereto and which would, in its reasonable opinion, if disclosed, adversely affect the decision of a person considering whether or not to provide finance for the purposes set out in Clauses 2.2 (Purpose prior to Pushdown) and 2.3 (Purpose after Pushdown) on the terms of the Finance Documents.

(n)      Business Plan and Information Memorandum
         The Parent:

         (i) does not regard any of the forecasts or projections set out in the Business Plan as unreasonable or, to any material extent, unattainable;

         (ii) considers (having made all reasonable enquiries) the assumptions upon which the forecasts and projections contained in the Business Plan are based to be fair and reasonable in all material respects; and

         (iii) confirms that the factual information contained in the Information Memorandum and any other factual written information supplied by any member of the UK Group or any member of the Target Group (in the latter case, supplied after the Acquisition Date or, if supplied before the Acquisition Date, supplied with the Parent's knowledge) to the Agent, the Arrangers and the Banks in connection herewith is (in the case of any such information supplied by any member of the Target Group, to the best of its knowledge and belief) true, complete and accurate in all material respects.

(o)      Budgets
         It:

         (i) regards (as at the date each Budget is delivered to the Agent) as neither unreasonable, nor to any material extent unattainable, any of the forecasts or projections set out in the latest Budget delivered under Clause 17.5 (Budgets);

         (ii) believes (having made all reasonable enquiries) the assumptions, upon which the forecasts and projections in relation to the CWC ConsumerCo Business contained in the latest Budget delivered under Clause 17.5 (Budgets) are based, to be fair and reasonable; and

         (iii) has, to the best of its knowledge and belief (having made all reasonable efforts to make due and careful enquiry), made full disclosure of all material facts relating to the CWC ConsumerCo Business to all the persons responsible for the preparing of the latest Budget delivered under Clause
                  17.5 (Budgets).

(p)      Environmental Compliance
         Each member of the UK Group and (to the best of its knowledge and belief) each member of the Target Group has complied in all material respects with all Environmental Law and obtained and maintained any Environmental Permits breach of which or, as the

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         case may be, failure to obtain or maintain which, could reasonably be expected to have a Material Adverse Effect.

(q)      Environmental Claims
         No Environmental Claim has been commenced or (to the best of its knowledge and belief) is threatened against any member of the UK Group or any member of the Target Group where such claim would be reasonably likely, if determined against such member of the UK Group or the Target Group, to have a Material Adverse Effect.

(r)      No Encumbrances
         Save (in each case) for Permitted Encumbrances, no Encumbrance exists over all or any of its present or future revenues or assets and, in the case of the Parent, over all or any of the present or future revenues or assets of any other member of the UK Group and, in the case of the Original Borrower and the CWC Parent, over all or any of the present or future revenues or assets of any other member of the Target Group.

(s)      No Loans
         Save (in each case) for Permitted Loans and Guarantees, neither the Original Borrower, any member of the UK Group nor (to the best of its knowledge and belief) any member of the Target Group has made any loans or granted any credit or other financial accommodation which is or are outstanding.

(t)      Execution of this Agreement
         Its execution of each Finance Document to which it is a party and the performance of its obligations thereunder do not and will not:

         (i) conflict with any agreement, mortgage, bond or other instrument or treaty to which it is party or which is binding upon it or any of its assets in a manner that could reasonably be expected to have a Material Adverse Effect;

         (ii) conflict with its constitutive documents and rules and regulations; or

         (iii)    conflict with any applicable law.

(u)      Ownership of the Parent
         The Parent is a wholly-owned subsidiary of NTL Holdings, and no persons or group of connected persons (as construed in accordance with Clause 10.8 (Mandatory Prepayment due to Change in Control)) has control (as construed in accordance with Clause 10.8 (Mandatory Prepayment due to Change in Control)) of NTL Holdings.

(v)      Licences and Consents
         It and, in the case of the Parent, each member of the UK Group and, in the case of the Original Borrower and the CWC Parent, each member of the Target Group has, at all relevant times, obtained all material licences (including, without limitation, the Licences), permissions, authorisations and consents (each an "approval") required for the conduct of its business as carried on from time to time, and all such approvals are valid and subsisting save in any such case where failure to obtain such an approval or the invalidity of such an approval or its failure to subsist could not reasonably be expected to have a Material Adverse Effect and to the best of its knowledge and belief (having made, with respect to the UK Group only, due and careful enquiry) there has been no act or

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         omission on the part of it or, as the case may be, any Target Group member or any UK Group member, which is likely to give rise to the enforcement, revocation, material amendment, suspension, withdrawal or avoidance of any of the approvals or any of the material terms or conditions thereof, which enforcement, revocation, amendment, withdrawal, suspension or avoidance could reasonably be expected to have a Material Adverse Effect.

(w)      Government or Regulatory Authority Inquiry
         Neither it nor, in the case of the Parent, any member of the UK Group nor, in the case of the Original Borrower and the CWC Parent, any member of the Target Group, has to the best of its knowledge and belief (having made with respect to the UK Group only, due and careful enquiry) received any notice or communication which has not been disclosed to the Agent on or prior to the Execution Date from, or is aware of, any inquiry, investigation or proceeding on the part of any government, court or regulatory agency or authority the effect of which, in any such case, could reasonably be expected to have a Material Adverse Effect.

(x)      Intellectual Property
         It is not aware of any adverse circumstance relating to the validity, subsistence or use of any of its and, in the case of the Original Borrower and the CWC Parent, any member of the Target Group's and, in the case of the Parent, any member of the UK Group's Intellectual Property which could reasonably be expected to have a Material Adverse Effect.

(y)      Security Interest

         (i) Subject (in each case) to the Reservations, each Security Document creates the security interest which that Security Document purports to create or, if that Security Document purports to evidence a security interest, accurately evidences a security interest which has been validly created and each security interest ranks in priority (save in respect of, if and to the extent applicable, Permitted Encumbrances) as specified in the Security Document creating or evidencing that interest.

         (ii) Save as disclosed in the Disclosure Letter, the shares of any UK Group or Target Group member which are subject to an Encumbrance under the Security Documents are fully paid and not subject to any option to purchase or similar rights and the constitutional documents of any such UK Group or Target Group member do not and could not restrict or inhibit (whether absolutely, partly, under a discretionary power or otherwise) any transfer of such shares pursuant to enforcement of the Security Documents.

(z)      Group Structure
         The corporate structure of the UK Group and the NTL Holding Group set out in the Group Structure Chart delivered pursuant to Clause 2.5 (Initial Conditions Precedent) and the corporate structure of the UK Group, the Target Group and the NTL Holding Group set out in any Group Structure Chart delivered to the Agent pursuant to Clause 19.37 (Revised Group Structure) is true, complete and accurate, in each case as at the date of its delivery to the Agent.

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(aa)     Scheme Information
         The CWC Circular contains all the material terms of the Scheme and the information contained in the CWC Circular relating to the Group (other than the Target Group), and the Scheme and, to the best of its knowledge and belief, the CWC ConsumerCo Business is true, complete and accurate in all material respects on its date of despatch. An office copy of the order of the court sanctioning the Scheme under
         Section 425 was filed with the Registrar of Companies for registration pursuant to sub-section 3 of Section 425 on 12 May 2000.

(bb)     The Scheme
         In relation to the Scheme:

         (i) no step has been taken which has increased (or may in the future increase) the offer price under the Scheme beyond the level specified in the CWC Circular;

         (ii) no modification, variation or amendment of a material nature has been made to, and no waiver has been granted in respect of, any of the conditions set out in Appendix 2 to the CWC Circular or in the Transaction Agreement;

         (iii) no press release or other publicity, the text of which has not previously been agreed with the Agent, which makes reference to the Revolving Facility or to some or all of the Finance Parties has been issued or allowed to be issued; and

         (iv) in all material respects relevant in the context of the Scheme, it and each of its affiliates (as relevant) has complied with the Code, the Financial Services Act 1986, the Companies Act 1985 and all other applicable laws and regulations.

(cc)     Existing Target Indebtedness

         To the best of its knowledge and belief:

         (i) the Financial Indebtedness of the CWC Parent and its subsidiaries comprises:

                  (A) the Financial Indebtedness set out in paragraphs (a) to (n) of the definition of Existing Target Indebtedness; and

                  (B) the Financial Indebtedness in respect of the Existing Performance Bonds referred to in paragraphs
                          (a) and (b) of the definition thereof;

         (ii) there are no contractual provisions in any document constituting such Existing Target Indebtedness or the Existing Performance Bonds or in any other document to which the CWC Parent or any of its subsidiaries are party, or which is binding on the CWC Parent or any of its subsidiaries (or any of their assets) which will prevent compliance with Clause 19.17 (Post-Acquisition Date Security).

(dd)     Existing Group Indebtedness
         (i) NTL UK owes no Financial Indebtedness to any other members of the NTL Holding Group, other than NTL CC.

         (ii) The Parent owes no Financial Indebtedness to any members of the NTL Holding Group, other than NTL UK.

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(ee)     Initial Guarantors
         The aggregate EBITDA of the members of the Target Group listed in
         Schedule 13 (Members of the Target Group Granting Security) for the financial year ended 31 March 1999 equal or exceeds 90% of the aggregate EBITDA of the CWC ConsumerCo Business for that financial year.

(C) Representations made on each date upon which a company became an Additional Obligor prior to the amendment agreement dated 4 September 2000

1.       On the date on which the Post-Novation Borrower became an Additional
         Borrower:

         (a) CWC Holdings made the representations and warranties set out in paragraph (a) (Status and Due Authorisation), paragraph
                  (c) (No Immunity), paragraph (f) (Binding Obligations), paragraph (h) (No Material Defaults) to paragraph (j) (Audited Financial Statements), paragraph (o) (Budgets), paragraph (t) (Execution of this Agreement), paragraph (x) (Intellectual Property), paragraph (y) (Security Interest) and paragraph (z) (Group Structure) of Section B (Representations) of this Part A; and

         (b) the Post-Novation Borrower made the representations and warranties referred to at paragraph 1 of Section A (Representing Parties) of this Part A.

2.       On each date upon which a company became a Guarantor:

         (a) the Parent or, as the case may have required, CWC Holdings made the representations and warranties referred to at paragraph 1(a), of this Section C; and

         (b) the relevant company acceding as a Guarantor made the representations and warranties set out in paragraph (a) (Status and Due Authorisation), paragraph (c) (No Immunity), paragraph (f) (Binding Obligations), paragraph (h) (No Material Defaults), paragraph (i) (No Material Proceedings), paragraph (t) (Execution of this Agreement), paragraph (x) (Intellectual Property) and paragraph (y) (Security Interest) of Section B (Representations) of this Part A.

(D) Representations deemed to have been repeated prior to the amendment agreement dated 4 September 2000

         The representations and warranties referred to at paragraph 1(a) of Section (C) (Representations made on each date upon which a company became an Additional Obligor prior to the amendment agreement dated 4 September 2000) of this Part A were (to the extent applicable) deemed to have been repeated by the Pre-Novation Borrower, CWC Holdings (on and after the date on which it became a party hereto), the Parent, the Obligors and New NTL on each date on which a Revolving Advance was made and on each date on which a company became an Additional Obligor, and to the extent that the representations set out in sub-paragraph (iii) of paragraph (n) (Business Plan and Information Memorandum) of Section B (Representations) of this Part A related to the Information Memorandum, such was deemed to have been made on the date that the Information Memorandum was approved by each of the Pre-Novation Borrower and the

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         Parent and (save as otherwise disclosed by the Parent, in writing to the Agent, prior to the Syndication Date) on the Syndication Date.


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                                    Part B


                Representations made on or after the amendment
               agreement dated 4 September 2000 but prior to the
                     First Restatement Amendment Agreement

1. At the date of the amendment agreement dated 4 September 2000, each Obligor made the representations and warranties set out in paragraph
         (a) (Status and Due Authorisation), paragraph (c) (No Immunity), paragraph (f) (Binding Obligations), paragraph (h) (No Material Defaults), paragraph (i) (No Material Proceedings), paragraph (o) (Budgets), paragraph (t) (Execution of this Agreement), paragraph (x) (Intellectual Property), paragraph (y) (Security Interest) and paragraph (z) (Group Structure) of Section B (Representations) of Part A (Representations made prior to the amendment agreement dated 4 September 2000) of this Schedule 17 and the representation set out at paragraph 2 of this Part B, in each case as if each reference therein to "this Agreement" or "the Finance Documents" included a reference to the amendment agreement dated 4 September 2000 and this Agreement as amended by such amendment agreement.

2. At the date of the amendment agreement dated 4 September 2000, each Obligor represented and warranted that its most recent consolidated audited financial statements, excluding for the purposes of the representation, the Original Financial Statements in relation to the
         Target:

         (a) were prepared in accordance with accounting principles generally accepted in its jurisdiction of incorporation and consistently applied;

         (b) disclose, in the case of the audited financial statements of the Pre-Novation Borrower, all material liabilities (contingent or otherwise) and all material unrealised or anticipated losses of the Pre-Novation Borrower and its consolidated subsidiaries, and in all other cases, all material liabilities (contingent or otherwise) and all material unrealised or anticipated losses of any member of the UK Group or, as the case may be, any member of the Target Group; and

         (c) save as disclosed therein, give a true and fair view of the financial condition and operations of, as the case may be, the Pre-Novation Borrower and its consolidated subsidiaries, the UK Group or, as the case may be, the Target Group during the relevant financial year.

3.       On each date upon which a company became a Guarantor:

         (a) the Parent or, as the case may have required, CWC Holdings made the representations and warranties referred to at paragraph 1 (a) of Section (C) (Representations made on each date upon which a company became an Additional Obligor prior to the amendment agreement dated 4 September 2000) of Part A (Representations made prior to amendment agreement dated 4 September 2000) of this Schedule 17, save for the representation referred to therein at paragraph (j) (Audited Financial Statements);

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         (b)      the Parent or as the case may have required, CWC Holdings
                  made the representation and warranty set out at paragraph 2 of this Part B; and

         (c) the company acceding as a Guarantor made the representations and warranties referred to at paragraph 2(b) of Section C (Representations made on each date upon which a company became an Additional Obligor prior to the amendment agreement dated 4 September 2000) of Part A (Representations made prior to the amendment agreement dated 4 September
                  2000) of this Schedule 17.

4. The representations and warranties referred to at paragraph 3(a) of this Part B were (to the extend applicable) deemed to have been repeated by the Pre-Novation Borrower, CWC Holdings (on and after the date on which it became a party hereto) the Parent, the Obligors and New NTL on each date on which a Revolving Advance was made and on each date on which a company became an Additional Obligor, and to the extent that the representations set out in sub-paragraph (iii) of paragraph (n) (Business Plan Information Memorandum) of Section B (Representations) of Part A (Representations made prior to the amendment agreement dated 4 September 2000) related to the Information Memorandum such was deemed to have been made on the date that the Information Memorandum was approved by each of the Pre-Novation Borrower and the Parent and (save as otherwise disclosed by the Parent, in writing to the Agent, prior to the Syndication
         Date) on the Syndication Date.


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                                    Part C

            Representations made on or after the First Restatement Amendment Agreement but prior to the Second Restatement
                              Amendment Agreement

(A)      Representing Parties

1. At the date of the First Restatement Amendment Agreement, each Obligor made the representations and warranties set out in paragraph
         (a) (Status and Due Authorisation), paragraph (c) (No Immunity), paragraph (f) (Binding Obligations), paragraph (h) (No Material Defaults) to paragraph (j) (Audited Financial Statements), paragraph
         (m) (Budgets), paragraph (r) (Execution of this Agreement), paragraph
         (v) (Intellectual Property), paragraph (w) (Security Interest), paragraph (x) (Group Structure) and paragraph (y) (Existing Group Indebtedness) of Section B (Representations) of this Part C and the representations and warranties referred to as being made by it in paragraph 2 below, as if each reference therein to "this Agreement" or "the Finance Documents" included a reference to the Second Restatement Amendment Agreement and this Agreement as amended by the Second Restatement Amendment Agreement and as if references to the Term Effective Date were references to the date of the Second Restatement Amendment Agreement.

2.       On the Term Effective Date:

         (a) each Obligor (other than the Post-Novation Borrower) made the representations and warranties set out in paragraph (a) (Status and Due Authorisation) to paragraph (i) (No Material Proceedings), paragraph (k) (No Material Adverse Change), paragraph (n) (Environmental Compliance) to paragraph (r) (Execution of this Agreement) and paragraph (t) (Licences and Consents) to paragraph (w) (Security Interest) of Section B (Representations) of this Part C with respect to itself;

         (b) the Post-Novation Borrower made the representations and warranties set out in paragraph (a) (Status and Due Authorisation) to paragraph (i) (No Material Proceedings), paragraph (k) (No Material Adverse Change), sub-paragraph
                  (i) of paragraph (l) (Full Disclosure), paragraph (n) (Environmental Compliance) to paragraph (r) (Execution of this Agreement), paragraph (t) (Licenses and Consents) to sub-paragraph (i) of paragraph (x) (Group Structure) and paragraph (aa) (NTL Inc. Business Plan and Other Information) to paragraph (ee) (Principal Properties) of Section B (Representations) of this Part C with respect to itself and paragraph (y) (Existing Group Indebtedness) and paragraph (z) (UK Group Financial Statements) of Section B (Representations) of this Part C;

         (c) the Parent made the representations and warranties set out in:

                  (i) paragraph (a) (Status and Due Authorisation) to (j) (Audited Financial Statements), paragraph (k) (No Material Adverse Change), sub-paragraph (i) of paragraph (l) (Full Disclosure), paragraph (m) (Budgets) to sub-paragraph (i) of paragraph (x) (Group Structures), paragraph (y) (Existing

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

                          Group Indebtedness) and paragraph (z) (UK Group Financial Statements) to paragraph (ee) (Principal Properties) of Section B (Representations) of this Part C with respect to itself; and

                  (ii) paragraph (g) (No Winding-Up) to paragraph (i) (No Material Proceedings), paragraph (n) (Environmental Compliance) to paragraph (q) (No Loans) and paragraph (t) (Licenses and Consents) to sub-paragraph (i) of paragraph (x) (Group Structure) of Section B (Representations) of this Part C with respect to each member of the UK Group; and

         (d) NTL CC made the representations and warranties set out in paragraph (a) (Status and Due Authorisation), paragraph (d) (Validity and Admissibility in Evidence) to paragraph (f) (Binding Obligations), paragraph (r) (Execution of this Agreement) and paragraph (y) (Existing Group Indebtedness) of Section B (Representations) of this Part C with respect to itself.

3.       On each Additional Finance Provider Accession Date:

         (a) each Obligor (other than the Post-Novation Borrower) made the representations and warranties set out in paragraph (a) (Status and Due Authorisation) to paragraph (i) (No Material Proceedings), paragraph (k) (No Material Adverse Change), paragraph (n) (Environmental Compliance) to paragraph (r) (Execution of this Agreement) and paragraph (t) (Licenses and Consents) to paragraph (w) (Security Interest) of Section B (Representations) of this Part C with respect to itself;

         (b) the Post-Novation Borrower made the representations and warranties set out in paragraph (a) (Status and Due Authorisation) to paragraph (i) (No Material Proceedings), paragraph (k) (No Material Adverse Change), sub-paragraph
                  (ii) of paragraph (l) (Full Disclosure), paragraph (n) (Environmental Compliance) to paragraph (r) (Execution of this Agreement), paragraph (t) (Licences and Consents) to paragraph (w) (Security Interest), paragraph (y) (Existing Group Indebtedness) and paragraph (bb) (No Default) of Section B (Representations) of this Part C;

         (c) the Parent made the representations and warranties set out in:

                  (i) paragraph (a) (Status and Due Authorisation) to paragraph (j) (Audited Financial Statements), paragraph (k) (No Material Adverse Change), sub-paragraph (ii) of paragraph (l) (Full Disclosure), paragraph (m) (Budgets) to paragraph
                          (w) (Security Interest), paragraph (y) (Existing Group Indebtedness) and paragraph (bb) (No Default) of Section B (Representations) of this Part C with respect to itself; and

                  (ii) paragraph (g) (No Winding-Up) to paragraph (i) (No Material Proceedings), paragraph (n) (Environmental Compliance) to paragraph (q) (No Loans) and paragraph (t) (Licences and Consents) to paragraph
                          (w) (Security Interest) of Section B
                          (Representations) of this Part C with respect to each member of the UK Group; and

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

         (d) New NTL made the representations and warranties set out in paragraph (a) (Status and Due Authorisation), paragraph (d) (Validity and Admissibility in Evidence) to paragraph (f) (Binding Obligations), paragraph (r) (Execution of this Agreement) and paragraph (y) (Existing Group Indebtedness) of Section B (Representations) of this Part C with respect to itself.

(B)      Representations

(a)      Status and Due Authorisation
         It is duly organised under the laws of the jurisdiction in which it is established or incorporated with power to enter into each of the Finance Documents to which it is a party and to exercise its rights and perform its obligations thereunder and all corporate and other action required to authorise its execution of each of the Finance Documents to which it is a party and its performance of its obligations thereunder has been duly taken. No limit on its powers will be exceeded as a result of the borrowings, granting of security or giving of guarantees contemplated by the Finance Documents to which it is a party.

(b)      No Deductions or Withholding
         Under the laws of the jurisdiction in which it is established or incorporated in force at the date of the First Restatement Amendment Agreement, it will not be required to make any deduction or withholding from any payment it may make under any Finance Document to any Bank which is a Qualifying Lender (assuming in the case of a Treaty Lender, that it has secured a direction from the UK Inland Revenue to pay interest gross).

(c)      No Immunity
         In any proceedings taken in the jurisdiction in which it is incorporated or established in relation to any Finance Document to which it is party, it is not entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

(d)      Validity and Admissibility in Evidence
         All acts, conditions and things required to be done, fulfilled and performed in order:

         (i) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in each of the Finance Documents to which it is party;

         (ii) to ensure that the obligations expressed to be assumed by it in each such Finance Document are legal, valid and (subject to the Reservations) binding and enforceable; and

         (iii) (subject to the Reservations) to make each such Finance Document admissible in evidence in England,

         have been done, fulfilled and performed, other than (a) the registration of the Encumbrances created by the Security Documents (and, in the case of the representations and warranties referred to as having been made in paragraph 2 of Section A (Representing Parties) of this Part C, the Second Security Documents) with the Registrar of Companies under Sections 395 and 398 of the Companies Act 1985, and in respect of the Principal Properties and any other properties subject to the Security and Second

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         Security situated in England and Wales, under Section 2 of the Land
         Charges Act 1972 and Section 26 of the Land Registration Act 1925, in respect of the Principal Properties and any other properties subject to the Security and Second Security situated in Scotland, in the Land Register of Scotland or the General Register of Sasines and in respect of the Principal Properties and any other properties subject to the Security and Second Security situated in Northern Ireland in the Land Registry of Northern Ireland or the Registry of Deeds in Belfast or any similar registrations required in any applicable jurisdiction, (b) the giving of any notices in respect of any contracts being assigned pursuant to the Security Documents (and, in the case of the representations and warranties referred to as having been made in paragraph 2 of Section A (Representing Parties) of this Part C, the Second Security Documents) and (c) the obtaining of any consents referred to in Clause 23.15 (Consents and Properties).

(e)      No Filing or Stamp Taxes
         Under the laws of the jurisdiction in which it is incorporated or established in force at the date hereof, it is not necessary that any of the Finance Documents to which it is a party be filed, recorded or enrolled with any court or other authority in such jurisdiction or that any stamp, registration or similar tax be paid on or in relation to any Finance Document other than the entries in public registries referred to in Clause 20.5 (Validity and Admissibility in Evidence) and fixed duties on assignments by way of security.

(f)      Binding Obligations
         The obligations expressed to be assumed by it in each Finance Document to which it is expressed to be a party are legal and valid obligations and (subject to the Reservations) binding on it and enforceable against it in accordance with the terms thereof.

(g)      No Winding-up
         No Obligor, no member of the UK Group or (as the case may be) no member of the Target Group, has taken any corporate action nor have any other steps been taken or legal proceedings been started and served or (to the best of its knowledge and belief) threatened against any Obligor, any member of the UK Group or (as the case may be) any member of the Target Group, for its winding-up, dissolution, administration or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its assets or revenues (other than for the purpose of a solvent reconstruction or amalgamation of such Obligor, such member of the UK Group or (as the case may be) such member of the Target Group (where such would not cause any breach of this Agreement) or for the purpose of the transfer of all or part of the business and assets of any Obligor, any member of the UK Group or (as the case may be) any member of the Target Group to any other Obligor, member of the UK Group or (as the case may be) member of the Target Group respectively (provided that such transfer is permitted under the terms of this Agreement)) and (save in the case of any action, steps or proceedings relating to the appointment of an administrator) other than where the relevant action, steps or proceedings are frivolous or vexatious or being contested in good faith by appropriate legal action and such action, steps or proceedings are discontinued (in any such case) within 30 days of commencement.

(h)      No Material Defaults

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         No Obligor, no member of the UK Group or (as the case may be) no member of the Target Group, is in breach of or in default under any agreement to which it is a party (including, without limitation, the Material Commercial Contracts) or which is binding on it or any of its assets and no party has terminated or is entitled to terminate (on the basis of any breach of or default thereunder) any such agreement, to an extent or in a manner which could reasonably be expected to have a Material Adverse Effect.

(i)      No Material Proceedings
         No action or administrative proceeding of or before any court, arbitrator or agency (including, but not limited to, investigative proceedings) which could reasonably be expected to have a Material Adverse Effect has been started or threatened against it or any of its assets.

(j)      Audited Financial Statements
         Its most recent consolidated audited financial statements (if any), excluding for the purposes of this paragraph (j), the Original Financial Statements in relation to the Target:

         (iv) were prepared in accordance with accounting principles generally accepted in its jurisdiction of incorporation and consistently applied;

         (v) disclose, in the case of the audited financial statements of the Pre-Novation Borrower, all material liabilities (contingent or otherwise) and all material unrealised or anticipated losses of the Pre-Novation Borrower and its consolidated subsidiaries, and in all other cases, all material liabilities (contingent or otherwise) and all material unrealised or anticipated losses of any member of the UK Group or, as the case may be, any member of the Target Group; and

         (vi) save as disclosed therein, give a true and fair view of the financial condition and operations of, as the case may be, the Pre-Novation Borrower and its consolidated subsidiaries, the UK Group or, as the case may be, the Target Group during the relevant financial year.

(k)      No Material Adverse Change
         Since the date as at which its most recent audited financial statements (where required by Clause 21.1 (Annual Statements), consolidated, in the case of the Parent and the CWC Parent) were stated to be prepared, there has been no change in its business or financial condition or, in the case of the Parent, in the business or financial condition of any member of the UK Group or of the UK Group taken as a whole or, in the case of the CWC Parent, in the business or financial condition of any member of the Target Group or of the Target Group taken as a whole which, in each case, could reasonably be expected to have a Material Adverse Effect.

(l)      Full Disclosure
         (i) In the case of the representations and warranties referred to as having been made in paragraph 2 of Section A (Representing Parties) of this Part C, it is not aware of any material facts or circumstances that have not been disclosed to the Term Banks party hereto on the Term Execution Date and which would, in its reasonable opinion, if disclosed, adversely affect the decision of a person

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                  considering whether or not to provide finance for the
                  purposes set out in sub-clause 2.3.2 of Clause 2.3 (Purpose after Pushdown) on the terms of the Finance Documents.

         (ii)     In relation to each Additional Finance Provider:

                  (A) with respect to the representations and warranties referred to as having been made in paragraph 3 of Section A (Representing Parties) of this Part C, it is not aware of any material facts or circumstances that have not been disclosed to each Additional Finance Provider on the Additional Finance Provider Accession Date relating to that Additional Finance Provider and which would, in its reasonable opinion, if disclosed, adversely affect the decision of a person considering whether or not to provide finance for the purposes set out in sub-clause 2.3.1 of Clause 2.3 (Purpose after Pushdown) on the terms of the Finance Documents; and

                  (B) the Additional Finance Provider has been provided, prior to the Additional Finance Provider Accession Date on which it became a party to this Agreement, with a true and complete copy or conformed copy of each Finance Document (other than the fee letters mentioned in Clause 26.7 (Agency and Other Fees), any Secured Hedging Agreement, the Second Security Documents, the Second Security Trust Agreement, the NTL UK Term Bank Subordination Agreement, any documents which are no longer of relevance or which amended this Agreement solely for the purpose of syndicating the Revolving Facility or have been reflected in restatements of documents which have been provided).

(m)      Budgets
         It:

         (i) regards (as at the date each Budget is delivered to the Agent) as neither unreasonable, nor to any material extent unattainable, any of the forecasts or projections set out in the latest Budget delivered under Clause 21.5 (Budgets);

         (ii) believes (having made all reasonable enquiries) the assumptions, upon which the forecasts and projections in relation to the CWC ConsumerCo Business contained in the latest Budget delivered under Clause 21.5 (Budgets) are based, to be fair and reasonable; and

         (iii) has, to the best of its knowledge and belief (having made all reasonable efforts to make due and careful enquiry), made full disclosure of all material facts relating to the CWC ConsumerCo Business to all the persons responsible for the preparing of the latest Budget delivered under Clause
                  21.5 (Budgets).

(n)      Environmental Compliance
         The Pre-Novation Borrower, each member of the UK Group and (to the best of its knowledge and belief) each member of the Target Group has complied in all material respects with all Environmental Law and obtained and maintained any Environmental

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         Permits breach of which or, as the case may be, failure to obtain or maintain which, could reasonably be expected to have a Material Adverse Effect.

(o)      Environmental Claims
         No Environmental Claim has been commenced or (to the best of its knowledge and belief) is threatened against the Pre-Novation Borrower, any member of the UK Group or any member of the Target Group where such claim would be reasonably likely, if determined against the Pre-Novation Borrower or such other member of the UK Group or the Target Group, to have a Material Adverse Effect.

(p)      No Encumbrances
         Save (in each case) for Permitted Encumbrances, no Encumbrance exists over all or any of its present or future revenues or assets and, in the case of the Parent, over all or any of the present or future revenues or assets of any other member of the UK Group and, in the case of the Pre-Novation Borrower and the CWC Parent, over all or any of the present or future revenues or assets of any other member of the Target Group.

(q)      No Loans
         Save (in each case) for Permitted Loans and Guarantees, neither the Pre-Novation Borrower, any member of the UK Group nor (to the best of its knowledge and belief) any member of the Target Group has made any loans or granted any credit or other financial accommodation which is or are outstanding.

(r)      Execution of this Agreement
         Its execution of each Finance Document to which it is a party, the exercise of its rights and the performance of its obligations thereunder do not and will not:

         (i) conflict with any agreement, mortgage, bond or other instrument or treaty to which it is party or which is binding upon it or any of its assets in a manner that could reasonably be expected to have a Material Adverse Effect;

         (ii) conflict with its constitutive documents and rules and regulations; or

         (iii)    conflict with any applicable law.

(s)      Ownership of the Parent
         The Parent is a wholly-owned subsidiary of NTL Holdings, and no persons or group of connected persons (as construed in accordance with Clause 13.7 (Mandatory Prepayment due to Change in Control)) has control (as construed in accordance with Clause 13.7 (Mandatory Prepayment due to Change in Control)) of NTL Holdings.

(t)      Licences and Consents
         It and, in the case of the Parent, each member of the UK Group and, in the case of the Pre-Novation Borrower and the CWC Parent, each member of the Target Group has, at all relevant times, obtained all material licences (including, without limitation, the Licences), permissions, authorisations and consents (each an "approval") required for the conduct of its business as carried on from time to time, and all such approvals are valid and subsisting save in any such case where failure to obtain such an approval or the invalidity of such an approval or its failure to subsist could not reasonably be expected to have a Material Adverse Effect and to the best of its knowledge and belief (having made,

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         with respect to the UK Group only, due and careful enquiry) there has been no act or omission on the part of it or, as the case may be, any Target Group member or any UK Group member, which is likely to give rise to the enforcement, revocation, material amendment, suspension, withdrawal or avoidance of any of the approvals or any of the material terms or conditions thereof, which enforcement, revocation, amendment, withdrawal, suspension or avoidance could reasonably be expected to have a Material Adverse Effect.

(u)      Government or Regulatory Authority Inquiry
         Neither it nor, in the case of the Parent, any member of the UK Group nor, in the case of the Pre-Novation Borrower and the CWC Parent, any member of the Target Group, has to the best of its knowledge and belief (having made with respect to the UK Group only, due and careful enquiry) received any notice or communication which has not been disclosed to the Agent on or prior to the date hereof (or, where this representation and warranty is referred to as having been made in paragraph 2 of Section A (Representing Parties) of this Part C, to the Term Banks on or prior to the Term Execution Date) from, or is aware of, any inquiry, investigation or proceeding on the part of any government, court or regulatory agency or authority the effect of which, in any such case, could reasonably be expected to have a Material Adverse Effect.

(v)      Intellectual Property
         It is not aware of any adverse circumstance relating to the validity, subsistence or use of any of its and, in the case of the Pre-Novation Borrower and the CWC Parent, any member of the Target Group's and, in the case of the Parent, any member of the UK Group's Intellectual Property which could reasonably be expected to have a Material Adverse Effect.

(w)      Security Interest

         (i) Subject (in each case) to the Reservations, each Security Document and Second Security Document creates the security interest which that Security Document or Second Security Document purports to create or, if that Security Document or Second Security Document purports to evidence a security interest, accurately evidences a security interest which has been validly created and each security interest ranks in priority (save in respect of, if and to the extent applicable, Permitted Encumbrances) as specified in the Security Document creating or evidencing that interest.

         (ii) Save as disclosed in the Disclosure Letter, the shares of any UK Group or Target Group member which are subject to an Encumbrance under the Security Documents and Second Security Documents are fully paid and not subject to any option to purchase or similar rights and the constitutional documents of any such UK Group or Target Group member do not and could not restrict or inhibit (whether absolutely, partly, under a discretionary power or otherwise) any transfer of such shares pursuant to enforcement of the Security Documents or the Second Security Documents.

         (iii) For the avoidance of doubt, the Security is intended to secure all amounts outstanding under the Finance Documents from time to time, including without

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                  limitation, all amounts made available by the Term Banks and the Additional Finance Providers.

(x)      Group Structure
         Each of:

         (i) the corporate structure of the UK Group and the NTL Holding Group set out in the group structure chart delivered to the Term Banks pursuant to sub-clause 2.5.2 (Initial Conditions Precedent);

         (ii) the corporate structure of the UK Group and the NTL Holding Group set out in the Group Structure Chart delivered pursuant to sub-clause 2.5.1 (Initial Conditions Precedent); and

         (iii) the corporate structure of the UK Group, the Target Group and the NTL Holding Group set out in any Group Structure Chart delivered to the Agent pursuant to Clause 22.30 (Revised Group Structure), is true, complete and accurate, in each case as at the date of its delivery to the Agent or, in the case of (i) above, to the Term Banks.

(y)      Existing Group Indebtedness

         (i) NTL UK owes no Financial Indebtedness to any other members of the NTL Holding Group, other than NTL CC.

         (ii) The Parent owes no Financial Indebtedness to any members of the NTL Holding Group, other than NTL UK.

(z)      UK Group Financial Statements
         The unaudited consolidated financial statements of the UK Group which were provided to the Term Banks prior to the Term Execution Date:

         (i) were prepared in accordance with accounting principles generally accepted in its jurisdiction of incorporation and consistently applied;

         (ii) disclose all material liabilities (contingent or otherwise) and all material unrealised or anticipated losses of the UK Group; and

         (iii) save as disclosed therein, give a true and fair view of the financial condition and operations of the UK Group during the relevant period.

(aa)     NTL Inc. Business Plan and Other Information
         It:

         (i) does not regard any of the forecasts or projections set out in the NTL Inc. Business Plan as unreasonable or, to any material extent, unattainable;

         (ii) considers (having made all reasonable enquiries) the assumptions upon which the forecasts and projections contained in the NTL Inc. Business Plan are based to be fair and reasonable in all material respects;

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

         (iii) confirms that the factual information contained in all written information supplied by any member of the Group or its legal advisors to any Term Bank or its legal advisors in connection herewith is true, complete and accurate in all material respects, provided that this representation and warranty shall not apply to any information provided by or on behalf of any party outside the Group (including, for the avoidance of doubt, the Business Plan and the Information Memorandum).

(bb)     No Default
         No Event of Default or Potential Event of Default has occurred and is continuing under this Agreement.

(cc)     Circumstances at Term Execution Date

         (i) Pushdown occurred on 21 February 2001 and each of the Pre-Novation Borrower and the Post Novation Borrower are members of the UK Group.

         (ii)     The syndication of the Revolving Facility has occurred.

         (iii) As at the Term Execution Date, the only Security (apart from that comprised in the guarantees provided pursuant to Clause
                  22.25 (Guarantors), Clause 24 (Guarantee and Indemnity) and Clause 37 (Accession of Guarantors)) existing in relation to the Revolving Facility comprises that granted pursuant to the following documents:

                  (A) the Debenture dated 21 February 2001 between (1) the Chargors (as listed and defined therein) and (2) the Security Trustee;

                  (B) the Debenture dated 11 June 2001 between (1) NTL Glasgow Holdings Limited and NTL Kirklees Holdings Limited and (2) the Security Trustee;

                  (C)     the Supplemental Mortgage dated 26 June 2001 between
                          (1) NTL Communication Services Limited and (2) the Security Trustee in relation to Volvo House, Southampton;

                  (D) the Indenture of Mortgage dated 21 February 2001 between (1) National Transcommunications Limited and CableTel Northern Ireland Limited and (2) the Security Trustee;

                  (E) the NTL CC Security Over Cash Agreement dated 22 December 2000 between (1) NTL CC and (2) the Security Trustee;

                  (F) the NTL Security Over Cash Agreements dated 30 May 2000 and 5 October 2000 between (1) NTL Inc. and (2) the Security Trustee;

                  (G) the NTL UK Intra-Group Loan Assignment dated 21 February 2001 between (1) NTL UK and (2) the Security Trustee;

                  (H) the NTL UK Revolving Bank Subordination Agreement dated 30 May 2000 between (1) NTL UK and (2) the Security Trustee;

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                  (I)     the Parent Intra-Group Loan Assignment dated 21
                          February 2001 between (1) the Parent and (2) the Security Trustee;

                  (J)     the Pledge Agreement dated 21 February 2001 between
                          (1) the Parties listed therein and (2) the Security Trustee;

                  (K) the Security Agreement dated 21 February 2001 between (1) the Parties listed therein and (2) the Security Trustee;

                  (L) the Share Charge Agreement dated 21 February 2001 between (1) the Parties listed therein and (2) the Security Trustee;

                  (M) the Share Pledge dated 21 February 2001 between (1) the Companies listed therein and (2) the Security Trustee;

                  (N)     the Standard Security dated 21 February 2001 between
                          (1) National Transcommunications Limited and (2) the Security Trustee in respect of Blackhill, Duntilland Road, Salsburgh, Shotts, North Lanarkshire;

                  (O)     the Standard Security dated 21 February 2001 between
                          (1) National Transcommunications Limited and (2) the Security Trustee in respect of Unit 3, Clocktower Industrial Estate, South Gyle Crescent, Edinburgh; and

                  (P)     the Standard Security dated 12 April 2001 between
                          (1) CableTel (UK) Limited and (2) the Security Trustee in respect of land and warehouse premises at Glasgow Road/Hillington Road, Renfrew.

         (dd) Entire Agreement True and complete copies or conformed copies of all documents which together evidence the entire agreement between the parties hereto in connection with this Agreement on the Term Execution Date (other than the fee letters mentioned in Clause 25.5 (Agency and Other Fees), any documents which are signed by the Term Banks and, for the avoidance of doubt, any documents which are no longer of relevance or which amended Schedule 1 (The Banks) in connection with the syndication of the Revolving Facility or have been reflected in restatements of documents which have been provided) have been provided to the Term Banks prior to the Term Execution Date.

         (ee)     Principal Properties

                  Each Report on Title delivered to the Term Banks pursuant to Clause 2.5 (Initial Conditions Precedent) is accurate in respect of the issues to which it is stated to relate as at the date of such Report on Title.

         (C) Representations made on each date upon which a company became a Guarantor after the First Restatement Amendment Agreement but prior to the Second Restatement Amendment Agreement

1.       On each date on which a company became a Guarantor:

         (a) the Parent made the representations and warranties referred to at paragraph 1 of Section A (Representing Parties) of this Part C; and

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

         (b) the company acceding as a Guarantor made the representations and warranties at paragraph (a) (Status and Due Authorisation), paragraph (c) (No Immunity), paragraph (f) (Binding Obligations), paragraph (h) (No Material Defaults), paragraph (i) (No Material Proceedings), paragraph (r) (Execution of this Agreement), paragraph (v) (Intellectual Property) and paragraph (w) (Security Interest) of Section B (Representations) of this Part C

(D) Representations deemed to have been repeated after the First Restatement Amendment Agreement.

         The representations and warranties referred to at paragraph 1 of Section (A) (Representing Parties) of this Part C were (to the extent applicable) deemed to have been repeated by the Post Novation Borrower (after the date on which it became a party hereto), CWC Holdings (on and after the date on which it became a party hereto) the Parent, the Obligors and New NTL on each date on which (a) an Advance was made, (b) each Additional Finance Provider Accession Date, and (c) a company became an Additional Obligor.


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

                  APPENDIX A TO THE RESTATED CREDIT AGREEMENT

          The Plan - Article 1 - Definitions, Rules of Interpretation
                           and Computation of Time

                  APPENDIX B TO THE RESTATED CREDIT AGREEMENT

           Change of Control and Asset Disposition provisions of the
                           Exit Financing Indenture